                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5954

                       The Charles Schwab Family of Funds
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Montgomery Street, San Francisco, California 94104
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Evelyn Dilsaver
                       The Charles Schwab Family of Funds
             101 Montgomery Street, San Francisco, California 94104
           -----------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 627-7000

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2004

ITEM 1: REPORT(S) TO SHAREHOLDERS.

SCHWAB GOVERNMENT CASH RESERVES(TM)

      ANNUAL REPORT
      December 31, 2004


                                                           [CHARLES SCHWAB LOGO]

IN THIS REPORT

   Schwab Government Cash Reserves(TM)
      Ticker Symbol: SWHXX

   Management's Discussion .................................................   2
      The president of Schwab Funds(R) and the fund's manager take a look at the factors that shaped fund performance during the report period.

      Performance and Fund Facts ..................  5

   Fund Expenses ...........................................................   6

   Financial Statements ....................................................   7

   Financial Notes .........................................................  13

   Fund Trustees ...........................................................  17

   Glossary ................................................................  20

   Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder,

I understand that selecting a financial services company is an important decision you make as an investor and is one that we take very seriously. In fact, we made recent changes that we believe will both improve the quality of service you receive and give you the best value possible. For example, we reduced the average cost of security trades and we also expanded access to high-quality investment products.

Looking forward, we continue to see tremendous opportunities for investors, and my colleagues and I are committed to helping you maximize them. The changes we made last year at Schwab laid a foundation for more improvements this year. We will continue to expand the array of products and services that you are looking for, including new cash management and credit products from the Schwab Bank and new mutual fund products.

During the period since our semi-annual money fund report, I'm happy to announce that Evelyn Dilsaver has been named CEO and President of Schwab Funds(R). Although new to the position, Evelyn is no stranger to Schwab Funds, having been an officer in several other capacities at Schwab. Her broad experience in product creation, coupled with a comprehensive understanding of your financial needs, make her the ideal candidate for her new role.

I speak for Evelyn, as well as the rest of the Schwab Funds group, when I say we want Schwab to be a place where investors can find useful, quality financial products and services to help them succeed. Regardless of the size of their portfolios, Schwab should be the place investors can always trust to watch out for their best interests.

This commitment to our shareholders will not change, as nothing is more important to us than your trust. Thank you for investing with us.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION for the year ended December 31, 2004

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I am very excited about my new role as President and CEO of Schwab Funds(R). My experience at Schwab has given me many opportunities to focus on meeting the needs of our clients. This will continue to be my emphasis, and I reiterate what Chuck Schwab noted in his letter, that our goal is to offer you better value and more relevant choices.

When we discuss Schwab Funds with our clients, we often hear that you want to know that you're getting the best value. We find that shareholders may be unaware that some of the Schwab Funds offer additional share classes that carry lower expenses in exchange for higher initial investments of $25,000 or more. I encourage you to review your accounts to see if you are eligible to purchase these money-saving shares. If you would like to learn more about these potentially cost-saving shares, our investment consultants are available to assist you.

I'm pleased to announce that we launched a new sweep money fund last summer--Schwab Cash Reserves--which offers eligible investors lower expenses on a sweep fund. My plan is to build on this legacy of value and continue to offer unique investment solutions to help you meet your financial goals.

I also want to point out that over the past year, the Federal Reserve raised short-term interest rates five times, up to 2.25% at year-end, making yields on the Schwab Funds' money funds more attractive than they were earlier in the year. I'm noting this because, no matter what the economic outlook is, most investors' asset-allocation strategies include a cash component, which offers liquidity and capital preservation that can help to lessen the effect of the market's volatility.

I look forward to serving you in my new role. Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.


2 Schwab Government Cash Reserves

[PHOTO OF KAREN WIGGAN]

KAREN WIGGAN, a vice president of the investment adviser and senior portfolio manager, has been responsible for day-to-day management of the fund since 1999. She joined the firm in 1987 and has worked in fixed-income portfolio management since 1991.

THE INVESTMENT ENVIRONMENT AND THE FUND

2004 STARTED OFF POSITIVELY, CONTINUING THE ENCOURAGING ECONOMIC TREND THAT WAS REPORTED TOWARD THE END OF 2003. Businesses added to their inventories, factory orders rose and production gained some strength. Retail sales continued to rise and higher commodity prices were holding. Mortgage refinancing activity, while still significant, waned as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid gains. In fact, aside from a "soft patch" in early summer, the economy stayed strong throughout 2004.

The firming labor market, as well as steady gains in capital spending, kept the expansion on a self-sustaining path. The caution surrounding the economic outlook and geopolitical environment began to dissipate last spring and firms, unable to continue boosting productivity by restraining hiring, added more than two million new jobs during the year. Moreover, many leading indicators, such as the Institute for Supply Management's business activity surveys, suggested further improvement, while continuing claims for unemployment benefits remained near cyclical lows. In addition, consumer sentiment rebounded, the labor market continued to sustain consumer spending, and corporate liquidity remained positive.

Strong productivity growth and slack in the economy kept a lid on inflation. The Federal Reserve (Fed) began to take the Fed funds rate higher beginning in June amid signs of solidly expanding output and improved hiring. The rate was raised another four times in 2004, ending the year at a moderate 2.25%. The moves had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the hikes began.

Strengthening global demand for oil, particularly in the Pacific Rim, and supply constraints in the wake of the Florida hurricanes drove crude prices to record highs, above $50 per barrel in late October. Since then, crude prices backed off to the mid-$40 range, as supply concerns dissipated and China's economy continues to attempt to engineer a soft landing. Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.


                                               Schwab Government Cash Reserves 3

MANAGEMENT'S DISCUSSION continued

      Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.

IN THIS TYPE OF ECONOMIC ENVIRONMENT, WE FACTORED IN WHAT THE FED HAD DONE AND WHAT IT WAS LIKELY TO DO THROUGHOUT THE YEAR. When the strong employment numbers came in April, adding to the positive news described above, it appeared that short-term interest rates would slowly head higher. And they did, starting in June, causing the money market curve to steepen.

The fund maintained a conservative investment approach, but took advantage of the periodic spreads in yields between agency and repurchase agreements as accounting irregularities and potential political action affected some agencies. With rates rising mid-year and expected to head higher, we maintained a short weighted average maturity (WAM) for the fund, ranging from 25 to 35 days. In doing so we lowered the fund's exposure to rising rates. This is a similar strategy to that used by our peers, as shortening the WAM enabled the fund to more quickly reinvest at higher rates.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


4 Schwab Government Cash Reserves

PERFORMANCE AND FUND FACTS as of 12/31/04

SEVEN-DAY YIELDS

The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

--------------------------------------------------------------------------------
SEVEN-DAY YIELD 1                                                          1.28%
--------------------------------------------------------------------------------
SEVEN-DAY YIELD--NO WAIVER 2                                               0.90%
--------------------------------------------------------------------------------
SEVEN-DAY EFFECTIVE YIELD 1                                                1.29%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

STATISTICS

Money funds must maintain a dollar-weighted average maturity of no longer than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                              24 days
--------------------------------------------------------------------------------
CREDIT QUALITY OF HOLDINGS % of portfolio                            100% Tier 1
--------------------------------------------------------------------------------

  AN INVESTMENT IN A MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY FUND.

  Portfolio holdings may have changed since the report date.

1 Fund expenses have been partially absorbed by CSIM and Schwab. Please refer to the Statement of Operations for additional information on expense waivers.

2 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.


                                               Schwab Government Cash Reserves 5

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning July 1, 2004 and held through December 31, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                               ENDING
                                                                        BEGINNING          ACCOUNT VALUE             EXPENSES
                                                 EXPENSE RATIO 1      ACCOUNT VALUE      (Net of Expenses)      PAID DURING PERIOD 2
                                                  (Annualized)           at 7/1/04          at 12/31/04            7/1/04-12/31/04
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB GOVERNMENT CASH RESERVES(TM)

   Actual Return                                     1.07%                $1,000             $1,003.30                 $5.39
   Hypothetical 5% Return                            1.07%                $1,000             $1,019.76                 $5.43

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for the fund are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.


6 Schwab Government Cash Reserves

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                     1/1/04-       1/1/03-       1/1/02-       1/1/01-       1/1/00-
                                                     12/31/04      12/31/03      12/31/02      12/31/01      12/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  1.00          1.00          1.00          1.00          1.00
                                                     -------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.00 1        0.00 1        0.01          0.03          0.05
                                                     -------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                (0.00) 1      (0.00) 1      (0.01)        (0.03)        (0.05)
                                                     -------------------------------------------------------------------------------
Net asset value at end of period                        1.00          1.00          1.00          1.00          1.00
                                                     -------------------------------------------------------------------------------
Total return (%)                                        0.36          0.08          0.68          3.08          5.33

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                               1.03 2        1.14 3        1.25          1.25          1.14 4
   Gross operating expenses                             1.40          1.45          1.41          1.50          1.47
   Net investment income                                0.35          0.08          0.67          2.99          5.24
Net assets, end of period ($ x 1,000,000)                650           644           639           562           412

1 Per-share amount was less than $0.01.

2 In addition to the guaranteed expense limit in place, the investment adviser voluntarily reduced the fund's annualized operating expense ratio by an additional 0.13%.

3 In addition to the guaranteed expense limit in place, the investment adviser voluntarily reduced the fund's annualized operating expense ratio by an additional 0.11%.

4 The ratio of net operating expenses would have been 1.13% if certain non-routine expenses (proxy fees) had not been included.


                                                          See financial notes. 7

SCHWAB GOVERNMENT CASH RESERVES

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase, except for U.S. government agency coupon notes and U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                         COST            VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)        ($x1,000)
--------------------------------------------------------------------------------
 46.0%  U.S. GOVERNMENT
        SECURITIES                                      298,884         298,884

 54.1%  OTHER INVESTMENTS                               352,047         352,047
--------------------------------------------------------------------------------
100.1%  TOTAL INVESTMENTS                               650,931         650,931

(0.1)%  OTHER ASSETS AND
        LIABILITIES                                                        (655)
--------------------------------------------------------------------------------
100.0%   TOTAL NET ASSETS                                               650,276

      ISSUER                                         FACE AMOUNT        VALUE
      RATE, MATURITY DATE                            ($ x 1,000)     ($ x 1,000)
      U.S. GOVERNMENT SECURITIES 46.0% of net assets

      DISCOUNT NOTES 43.8%
      --------------------------------------------------------------------------
      FANNIE MAE
      2.18%, 01/05/05                                      1,502           1,502
      2.27%, 01/11/05                                      5,400           5,397
      1.99%, 01/12/05                                     10,000           9,994
      2.00%, 01/24/05                                     10,000           9,987
      2.11%, 02/01/05                                     10,000           9,982
      2.33%, 02/08/05                                      1,863           1,858
      2.20%, 02/09/05                                      6,881           6,865
      2.34%, 02/16/05                                      2,204           2,197
      2.22%, 03/04/05                                      1,000             996
      2.35%, 03/09/05                                     10,000           9,956
      2.41%, 03/09/05                                      1,300           1,294
      2.43%, 03/16/05                                     10,000           9,950
      2.47%, 03/23/05                                      7,350           7,309
      2.15%, 04/06/05                                     10,000           9,944
      2.13%, 04/13/05                                      5,000           4,970

      FEDERAL HOME LOAN BANK
      2.21%, 01/12/05                                      3,100           3,098
      2.06%, 01/14/05                                      1,200           1,199
      2.19%, 01/14/05                                      3,300           3,297
      2.06%, 01/21/05                                      1,900           1,898
      2.00%, 01/26/05                                     15,000          14,979
      2.06%, 01/26/05                                      1,516           1,514
      2.20%, 01/26/05                                      1,600           1,598
      2.04%, 01/28/05                                     10,000           9,985
      2.29%, 02/09/05                                      1,402           1,399
      2.30%, 02/09/05                                      1,500           1,496
      2.22%, 02/16/05                                     15,000          14,958
      2.28%, 02/18/05                                      1,130           1,127
      2.21%, 04/22/05                                      1,943           1,930

      FREDDIE MAC
      2.21%, 01/10/05                                      1,300           1,299
      2.22%, 01/10/05                                      2,200           2,199
      2.17%, 01/11/05                                      8,000           7,995
      2.18%, 01/11/05                                     10,257          10,251
      2.21%, 01/11/05                                      1,200           1,199
      1.99%, 01/18/05                                     20,000          19,982
      2.07%, 01/18/05                                      4,000           3,996
      2.19%, 01/18/05                                      3,000           2,997
      2.21%, 01/18/05                                      1,500           1,498
      2.26%, 01/19/05                                      2,000           1,998
      2.06%, 01/24/05                                      1,400           1,398


8 See financial notes.

SCHWAB GOVERNMENT CASH RESERVES

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
      2.04%, 01/25/05                                       2,541          2,538
      2.06%, 01/25/05                                       3,300          3,295
      2.27%, 02/15/05                                       2,900          2,892
      2.26%, 02/22/05                                      10,000          9,968
      2.27%, 02/22/05                                      12,445         12,404
      2.22%, 03/01/05                                       5,000          4,982
      2.32%, 03/01/05                                      14,295         14,241
      2.09%, 03/29/05                                       5,000          4,975
      2.50%, 04/04/05                                       1,500          1,490
      2.42%, 05/17/05                                      10,000          9,910
      2.47%, 05/17/05                                       5,000          4,954
      2.70%, 06/28/05                                       7,832          7,729
                                                                       ---------
                                                                         284,869
      COUPON NOTES 2.2%
      --------------------------------------------------------------------------
      FEDERAL HOME LOAN BANK
      4.13%, 01/14/05                                     11,000          11,008
      4.00%, 02/15/05                                      3,000           3,007
                                                                       ---------
                                                                          14,015

                                                    MATURITY AMOUNT
      SECURITY                                        ($ x 1,000)
      OTHER INVESTMENTS 54.1% of net assets

      REPURCHASE AGREEMENTS 54.1%
      --------------------------------------------------------------------------
      BANK OF AMERICA CORP.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of $114,240
      2.28%, issued 12/31/04,
      due 01/03/05                                          112,021      112,000

      BEAR STEARNS COMPANIES, INC.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of $114,245
      2.28%, issued 12/31/04,
      due 01/03/05                                          112,021      112,000

      CREDIT SUISSE FIRST BOSTON L.L.C.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of $114,291
      2.30%, issued 12/31/04,
      due 01/03/05                                          112,069      112,047

      GOLDMAN SACHS & CO.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of $16,320
      2.35%, issued 12/30/04,
      due 01/06/05                                            8,004        8,000
      2.35%, issued 12/30/04,
      due 01/07/05                                            8,004        8,000
                                                                         -------
                                                                         352,047

END OF INVESTMENTS.


                                                          See financial notes. 9

SCHWAB GOVERNMENT CASH RESERVES

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $298,884 a
Repurchase agreements, at value                                         352,047 a
Interest receivable                                                         279
Prepaid expenses                                                     +      246
                                                                     -----------
TOTAL ASSETS                                                            651,456

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Dividends to shareholders                                                 36
   Investments bought                                                        15
   Transfer agent and shareholder service fees                               15
   Transaction service fees                                               1,055
   Trustees' fees                                                             5
Accrued expenses                                                     +       54
                                                                     -----------
TOTAL LIABILITIES                                                         1,180

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            651,456
TOTAL LIABILITIES                                                    -    1,180
                                                                     -----------
NET ASSETS                                                             $650,276

NET ASSETS BY SOURCE
Capital received from investors                                         650,299
Net realized capital losses                                                 (23)

NET ASSET VALUE (NAV)
                   SHARES
NET ASSETS    /    OUTSTANDING    =    NAV
$650,276           650,300             $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost for the fund's securities was $650,931.

FEDERAL TAX DATA
----------------------------------------------------
COST BASIS OF PORTFOLIO                     $650,931

AS OF DECEMBER 31, 2004:

UNUSED CAPITAL LOSSES:
Expires 12/31 of:                       Loss amount:
  2007                                            $1
  2011                                  +         22
                                        ------------
                                                 $23


 10 See financial notes.

SCHWAB GOVERNMENT CASH RESERVES

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                                $8,479

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                2,323 a
Transfer agent and shareholder service fees                              2,751 b
Transaction service fees                                                 3,092 c
Trustees' fees                                                              28 d
Custodian and portfolio accounting fees                                     64
Professional fees                                                           33
Registration fees                                                          201
Shareholder reports                                                         52
Other expenses                                                        +     10
                                                                      --------
Total expenses                                                           8,554
Expense reduction                                                     -  2,228 e
                                                                      --------
NET EXPENSES                                                             6,326

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  8,479
NET EXPENSES                                                          -  6,326
                                                                      --------
NET INVESTMENT INCOME                                                    2,153
                                                                      --------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $2,153

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.25% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For transaction services, Schwab receives a fee based on the number and type of transactions provided.

d For the fund's independent trustees only.

e This reduction consisted of two components. A reduction of $1,437, which reduced the fund's annualized operating expense ratio (OER) by 0.24%, was made by the investment adviser (CSIM) to reflect a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the OER of this fund through April 30, 2005, to 0.99% of average daily net assets. Prior to September 1, 2004, this limit was 1.25%. This limit excludes interest, taxes and certain non-routine expenses. Also, CSIM voluntarily waived an additional $791 of the fund's expenses, which reduced the fund's annualized OER by an additional 0.13%. The combination of these two waivers resulted in a net annualized OER for the period of 1.03%.


                                                         See financial notes. 11

SCHWAB GOVERNMENT CASH RESERVES

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                           1/1/04-12/31/04      1/1/03-12/31/03
Net investment income                               $2,153                 $502
Net realized losses                        +            --                  (22)
                                           -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               2,153                  480

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                 2,153                  502 a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
Shares sold                                      5,885,347            6,056,415
Shares reinvested                                    2,065                  481
Shares redeemed                            +    (5,880,712)          (6,052,786)
                                           -------------------------------------
NET TRANSACTIONS IN FUND SHARES                      6,700                4,110

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                643,576              639,488
Total increase                             +         6,700                4,088 c
                                           -------------------------------------
END OF PERIOD                                     $650,276             $643,576

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR
  Ordinary income                          $2,153
  Long-term capital gains                     $--

  PRIOR YEAR
  Ordinary income                            $502
  Long-term capital gains                     $--

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

c Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


12 See financial notes.

SCHWAB GOVERNMENT CASH RESERVES

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUND

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the fund in this report and its trust.

THE FUND OFFERS ONE SHARE CLASS. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the fund's investments are described in sections earlier in this report. However, there are certain other fund operations and policies that may affect the fund's financials, as described below. Other policies concerning the fund's business operations also are described here.

THE FUND DECLARES DIVIDENDS EVERY DAY IT IS OPEN FOR BUSINESS. These dividends, which are equal to the fund's net investment income for that day, are paid out to shareholders once a month. The fund may make distributions from any net realized capital gains once a year.

THE FUND MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, the fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUND MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created. Any repurchase agreement with due dates later than seven days from issue dates may be subject to seven day put features for liquidity purposes.

The fund's repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the fund's custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUND PAYS FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent, shareholder services and transaction services.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in The Charles Schwab Family of Funds. The fund discussed in this report is highlighted.

THE CHARLES SCHWAB FAMILY OF FUNDS
organized October 20, 1989
  Schwab Money Market Fund
  Schwab Government Money Fund
  Schwab U.S. Treasury Money Fund
  Schwab Value Advantage Money Fund
  Schwab Municipal Money Fund
  Schwab California Municipal Money Fund
  Schwab New York Municipal Money Fund
  Schwab New Jersey Municipal Money Fund
  Schwab Pennsylvania Municipal Money Fund
  Schwab Florida Municipal Money Fund
  Schwab Massachusetts Municipal Money Fund
  Schwab Retirement Advantage Money Fund
  Schwab Retirement Money Fund
  SCHWAB GOVERNMENT CASH RESERVES
  Schwab Advisor Cash Reserves
  Schwab Cash Reserves

SCHWAB GOVERNMENT CASH RESERVES

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The fund may make direct transactions with certain other Schwab Funds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund's Statement of Operations.

THE FUND MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The fund may obtain temporary bank loans through the trust to which the fund belongs, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds has custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The fund pays interest on the amounts that it borrows at rates that are negotiated periodically. There was no borrowing for the fund during the period.

THE FUND INTENDS TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUND'S ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUND. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES ITS SECURITIES AT AMORTIZED COST, which approximates market value.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

SCHWAB GOVERNMENT CASH RESERVES

INTEREST INCOME is recorded as it accrues. If the fund buys a debt instrument at a discount (that is, for less than its face value) or a premium (more than its face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to the fund or a class are charged directly to the fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Government Cash Reserves

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Government Cash Reserves (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2005

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the fund covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the Schwab Funds (of which there were 53 as of 12/31/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST


                       TRUST POSITION(S);
NAME AND BIRTHDATE     TRUSTEE SINCE                   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2    Chairman, Trustee:              Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab &
7/29/37                Family of Funds, 1989;          Co., Inc.; Chair, Director, Charles Schwab Investment Management,
                       Investments, 1991;              Inc.; Chair, Charles Schwab Holdings (UK); CEO, Director, Charles
                       Capital Trust, 1993;            Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I,
                       Annuity Portfolios, 1994.       Schwab International Holdings, Inc.; Director, Charles Schwab Bank,
                                                       N.A., U.S. Trust, United States Trust Co. of New York, Siebel
                                                       Systems (software), Xsign, Inc. (electronic payment systems),
                                                       TrustMark, Inc., All Kinds of Minds (education); Trustee, Stanford
                                                       University. Until 5/04: Director, The Gap, Inc. (clothing retailer).
                                                       Until 5/03: Co-CEO, The Charles Schwab Corp. Until 3/02: Director,
                                                       Audiobase, Inc. (Internet audio solutions). Until 5/02: Director,
                                                       Vodaphone AirTouch PLC (telecommunications). Until 7/01: Director,
                                                       The Charles Schwab Trust Co.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE       TRUST OFFICE(S) HELD          MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
---------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER          President, CEO                EVP, President, Director, Charles Schwab Investment
5/4/55                   (all trusts).                 Management, Inc; Until 7/04: SVP for Development and
                                                       Distribution, Asset Management Products and Services
                                                       Enterprise; Until 6/03: EVP, CFO, Chief Administrative
                                                       Officer, U.S. Trust.
---------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD          SVP, Chief Investment         SVP, Chief Investment Officer, Director, Charles Schwab
4/5/55                   Officer (all                  Investment Management, Inc.; Chief Investment Officer,
                         trusts).                      The Charles Schwab Trust Co.
---------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS           SVP, Chief                    Since 9/04: Chief Investment Officer, Fixed Income,
7/10/59                  Investment                    Charles Schwab Investment Management, Inc.; Since 6/04:
                         Officer (all                  SVP, Charles Schwab Investment Management, Inc.; Until
                         trusts).                      6/04: VP, Charles Schwab Investment Management, Inc.
---------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER         SVP, Chief                    Since 5/04: SVP, Chief Investment Officer, Equities,
9/29/63                  Investment                    Charles Schwab Investment Management, Inc.; Since 6/04:
                         Officer (all                  VP, Chief Investment Officer, Laudus Trust; Until 5/04:
                         trusts).                      VP, Charles Schwab Investment Management, Inc.
---------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE         Chief Compliance              Since 9/04: SVP, Institutional Compliance and Chief
11/11/60                 Officer (all                  Compliance Officer, Charles Schwab Investment
                         trusts).                      Management, Inc.; Until 9/04: VP, Charles Schwab & Co.,
                                                       Charles Schwab Investment Management, Inc.; Until 2002:
                                                       VP of Internal Audit, Charles Schwab & Co.; Prior to 2000:
                                                       PricewaterhouseCoopers.
---------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON           Secretary (all                SVP, Chief Counsel, Assistant Corporate Secretary,
3/13/61                  trusts).                      Charles Schwab Investment Management, Inc. Until 6/98:
                                                       Branch Chief in Enforcement, U.S. Securities and
                                                       Exchange Commission, San Francisco.
---------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA           Treasurer,                    Since 11/04: SVP, CFO, Charles Schwab Investment
6/9/64                   Principal                     Management, Inc.; Until 11/04: SVP, Financial Reporting,
                         Financial                     Charles Schwab & Co., Inc.; Until 12/99: Chief Financial
                         Officer                       Officer, Commerzbank Capital Markets; Until 9/99:
                         (all trusts).                 Managing Director at the New York Stock Exchange.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE       TRUSTEE SINCE            MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER       2000 (all trusts).       Since 2/05: Director, Pacific Life Insurance Company;
8/13/60                                           Chair, JDN  Corp. Advisory LLC; Trustee, Stanford
                                                  University, America First Cos., Omaha, NE (venture
                                                  capital/fund management), Redwood Trust, Inc. (mortgage
                                                  finance), Stanford Hospitals and Clinics, SRI
                                                  International (research), PMI Group, Inc. (mortgage
                                                  insurance), Lucile Packard Children's Hospital, Laudus
                                                  Trust, Laudus Variable Insurance Trust. 2001: Special
                                                  Advisor to the President, Stanford University. Until
                                                  2001: VP, Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD        Family of Funds,         CEO, Dorward & Associates (corporate management,
9/23/31                  1989; Investments,       marketing and communications consulting). Until 1999:
                         1991; Capital            EVP, Managing Director, Grey Advertising. Until 1996:
                         Trust, 1993;             President, CEO, Allen & Dorward Advertising.
                         Annuity Portfolios,
                         1994.
------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER        2000 (all trusts).       Director, Aphton Corp. (bio-pharmaceuticals);
11/22/41                                          Non-Executive Chair, Trustee, Solectron Corp.
                                                  (manufacturing), Mission West Properties (commercial
                                                  real estate), Stratex Networks (network equipment),
                                                  Laudus Trust, Laudus Variable Insurance Trust; Public
                                                  Governor, Member, executive committee, Pacific Stock &
                                                  Options Exchange. Until 2/04: Co-CEO, Aphton Corp.
                                                  (bio-pharmaceuticals). Until 1998: Dean, Haas School of
                                                  Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES         Family of Funds,         Chair, CEO, Director, Semloh Financial, Inc.
5/15/31                  1989; Investments,       (international financial services and investment
                         1991; Capital            advisory firm).
                         Trust, 1993;
                         Annuity
                         Portfolios,1994.
------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH          2000 (all trusts).       Chair, CEO, Founder, Smith Graham & Co. (investment
9/28/50                                           advisors); Trustee, Cooper Industries (electrical
                                                  products, tools and hardware); Member, audit committee,
                                                  Northern Border Partners, L.P. (energy).
------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS       Family of Funds,         Managing Partner, D.R. Stephens & Co. (investments).
6/28/38                  1989; Investments,       Until 1996: Chair, CEO, North American Trust (real
                         1991; Capital            estate investment trust).
                         Trust, 1993;
                         Annuity Portfolios,
                         1994.
------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY        Family of Funds,         Chair, CEO, Wilsey Bennett, Inc. (real estate investment
8/18/43                  1989; Investments,       and management, and other investments).
                         1991; Capital
                         Trust, 1993;
                         Annuity Portfolios,
                         1994.

GLOSSARY

AGENCY DISCOUNT NOTES Notes issued by federal agencies--known as Government Sponsored Enterprises, or GSEs--at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITIES Bonds or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

BOND ANTICIPATION NOTES Obligations sold by a municipality on an interim basis in anticipation of the municipality's issuance of a longer-term bond in the future.

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COMMERCIAL PAPER Promissory notes issued by banks, corporations, state and local governments and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

CREDIT-ENHANCED SECURITIES Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security's value, are designed to help lower the risk of default on a security and may also make the security more liquid.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. Federal regulations strictly limit the credit quality of the securities a money market fund can buy.

CREDIT RATINGS Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor's, Fitch, Inc. and Moody's Investor Service, to rate their credit-worthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor's and Fitch, and Aaa, Aa, A and Baa for Moody's.

CREDIT RISK The risk that a debt issuer may be unable to pay interest or principal to its debtholders.

PORTFOLIO TERMS

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

ACES    Adjustable convertible extendable security
BAN     Bond anticipation note
COP     Certificate of participation
GAN     Grant anticipation note
GO      General obligation
HDA     Housing Development Authority
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDRB    Industrial Development Revenue Bond
M/F     Multi-family
RAN     Revenue anticipation note
RB      Revenue bond
S/F     Single-family
TAN     Tax anticipation note
TECP    Tax-exempt commercial paper
TRAN    Tax and revenue anticipation note
VRD     Variable-rate demand

DOLLAR-WEIGHTED AVERAGE MATURITY (DWAM) See weighted average maturity.

EFFECTIVE YIELD A measurement of a fund's yield that assumes that all dividends were reinvested in additional shares of the fund.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

FACE VALUE The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

ILLIQUID SECURITIES Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

INTEREST Payments to holders of debt securities as compensation for loaning a security's principal to the issuer.

LIQUIDITY-ENHANCED SECURITY A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

MATURITY The date a debt security is scheduled to be "retired" and its principal amount returned to the bondholder.

MONEY MARKET SECURITIES High-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (such as banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE PER SHARE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE ANTICIPATION NOTES Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

SECTION 3C7 SECURITIES Section 3c7 of the Investment Company Act of 1940 (the "1940 Act") exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by "qualified purchasers" and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

TAX ANTICIPATION NOTES Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

TIER 1, TIER 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security's tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab(R) Institutional Select(R) Funds
     Schwab(R) Institutional Select(R) S&P 500 Fund
     Schwab(R) Institutional Select(R) Large-Cap Value Index Fund
     Schwab(R) Institutional Select(R) Small-Cap Value Index Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
     Schwab MarketTrack All Equity Portfolio(TM)
     Schwab MarketTrack Growth Portfolio(TM)
     Schwab MarketTrack Balanced Portfolio(TM)
     Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
     Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
Charles Schwab & Co., Inc. (Schwab)

FUNDS
Schwab Funds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.

REG13856-08

SCHWAB TAXABLE MONEY FUNDS

      ANNUAL REPORT
      December 31, 2004

      Schwab Government
      Money Fund(TM)

      Schwab U.S. Treasury
      Money Fund(TM)

      Schwab Value Advantage
      Money Fund(R)


                                                           [CHARLES SCHWAB LOGO]

IN THIS REPORT

   Management's Discussion .................................................   2
      The president of Schwab Funds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

      Performance and Fund Facts ...............   5

   Schwab Government Money Fund(TM)
      Ticker Symbol: SWGXX

      Financial Statements .....................   7

   Schwab U.S. Treasury Money Fund(TM)
      Ticker Symbol: SWUXX

      Financial Statements .....................  14

   Schwab Value Advantage Money Fund(R)
      Investor Shares: SWVXX
      Select Shares(R): SWBXX
      Institutional Shares: SWAXX

      Financial Statements .....................  20

   Fund Expenses ...........................................................   6

   Financial Notes .........................................................  33

   Fund Trustees ...........................................................  37

   Glossary ................................................................  40

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder,

I understand that selecting a financial services company is an important decision you make as an investor and is one that we take very seriously. In fact, we made recent changes that we believe will both improve the quality of service you receive and give you the best value possible. For example, we reduced the average cost of security trades and we also expanded access to high-quality investment products.

Looking forward, we continue to see tremendous opportunities for investors, and my colleagues and I are committed to helping you maximize them. The changes we made last year at Schwab laid a foundation for more improvements this year. We will continue to expand the array of products and services that you are looking for, including new cash management and credit products from the Schwab Bank and new mutual fund products.

During the period since our semi-annual money fund report, I'm happy to announce that Evelyn Dilsaver has been named CEO and President of Schwab Funds(R). Although new to the position, Evelyn is no stranger to Schwab Funds, having been an officer in several other capacities at Schwab. Her broad experience in product creation, coupled with a comprehensive understanding of your financial needs, make her the ideal candidate for her new role.

I speak for Evelyn, as well as the rest of the Schwab Funds group, when I say we want Schwab to be a place where investors can find useful, quality financial products and services to help them succeed. Regardless of the size of their portfolios, Schwab should be the place investors can always trust to watch out for their best interests.

This commitment to our shareholders will not change, as nothing is more important to us than your trust. Thank you for investing with us.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION for the year ended December 31, 2004

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I am very excited about my new role as President and CEO of Schwab Funds(R). My experience at Schwab has given me many opportunities to focus on meeting the needs of our clients. This will continue to be my emphasis, and I reiterate what Chuck Schwab noted in his letter, that our goal is to offer you better value and more relevant choices.

When we discuss Schwab Funds with our clients, we often hear that you want to know that you're getting the best value. We find that shareholders may be unaware that some of the Schwab Funds offer additional share classes that carry lower expenses in exchange for higher initial investments of $25,000 or more. I encourage you to review your accounts to see if you are eligible to purchase these money-saving shares. If you would like to learn more about these potentially cost-saving shares, our investment consultants are available to assist you.

I'm pleased to announce that we launched a new sweep money fund last summer-- Schwab Cash Reserves--which offers eligible investors lower expenses on a sweep fund. My plan is to build on this legacy of value and continue to offer unique investment solutions to help you meet your financial goals.

I also want to point out that over the past year, the Federal Reserve raised short-term interest rates five times, up to 2.25% at year-end, making yields on the Schwab Funds' money funds more attractive than they were earlier in the year. I'm noting this because, no matter what the economic outlook is, most investors' asset-allocation strategies include a cash component, which offers liquidity and capital preservation that can help to lessen the effect of the market's volatility.

I look forward to serving you in my new role. Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.


2 Schwab Taxable Money Funds

[PHOTO OF LINDA KLINGMAN]

LINDA KLINGMAN, a vice president of the investment adviser and senior portfolio manager, has overall responsibility for the management of the Value Advantage Money fund. She joined the firm in 1990 and has managed money market funds since 1988.

[PHOTO OF MIKE NEITZKE]

MIKE NEITZKE, a portfolio manager, has day-to-day responsibility for management of the Value Advantage Money fund. Prior to joining the firm in March 2001, he worked for more than 15 years in the financial services industry as a portfolio manager.

THE INVESTMENT ENVIRONMENT AND THE FUNDS

2004 STARTED OFF POSITIVELY, CONTINUING THE ENCOURAGING ECONOMIC TREND THAT WAS REPORTED TOWARD THE END OF 2003. Businesses added to their inventories, factory orders rose and production gained some strength. Retail sales continued to rise and higher commodity prices were holding. Mortgage refinancing activity, while still significant, waned as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid gains. In fact, aside from a "soft patch" in early summer, the economy stayed strong throughout 2004.

The firming labor market, as well as steady gains in capital spending, kept the expansion on a self-sustaining path. The caution surrounding the economic outlook and geopolitical environment began to dissipate last spring and firms, unable to continue boosting productivity by restraining hiring, added more than two million new jobs during the year. Moreover, many leading indicators, such as the Institute for Supply Management's business activity surveys, suggested further improvement, while continuing claims for unemployment benefits remained near cyclical lows. In addition, consumer sentiment rebounded, the labor market continued to sustain consumer spending, and corporate liquidity remained positive.

Strong productivity growth and slack in the economy kept a lid on inflation. The Federal Reserve (Fed) began to take the Fed funds rate higher beginning in June amid signs of solidly expanding output and improved hiring. The rate was raised another four times in 2004, ending the year at a moderate 2.25%. The moves had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the hikes began.

Strengthening global demand for oil, particularly in the Pacific Rim, and supply constraints in the wake of the Florida hurricanes drove crude prices to record highs, above $50 per barrel in late October. Since then, crude prices backed off to the mid-$40 range, as supply concerns dissipated and China's economy continues to attempt to engineer a soft landing. Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.


                                                    Schwab Taxable Money Funds 3

MANAGEMENT'S DISCUSSION continued

[PHOTO OF KAREN WIGGAN]

KAREN WIGGAN, a vice president of the investment adviser and senior portfolio manager, has been responsible for day-to-day management of the Government Money and U.S. Treasury Money funds since 1999. She joined the firm in 1987 and has worked in fixed-income portfolio management since 1991.

THE SCHWAB GOVERNMENT MONEY FUND(TM) maintained a conservative investment approach, but took advantage of the periodic spreads in yields between agency and repurchase agreements (repo) as accounting irregularities and potential political action affected some agencies. With rates rising mid-year and expected to head higher, we increased the fund's position in variable rate securities. The interest rates on these types of securities reset frequently, allowing us the opportunity to capture a rise in market rates. We also reduced the fund's weighted average maturity (WAM) from approximately 60 to 40 days, thus positioning the fund to benefit from rising rates. This is a similar strategy to that used by our peers, as shortening the WAM enabled money funds to more quickly reinvest at higher rates.

THE SCHWAB U.S. TREASURY MONEY FUND(TM) was able to take advantage of increased Treasury supply that narrowed the spread between Treasury securities and other money market instruments. Prior to the Fed's first rate hike in June we kept the fund's weighted average maturity (WAM) slightly long. Being longer in a low-interest rate environment provides certain longer-term yield advantages. But as the economy improved and the Fed focused on bringing interest rates to a more "neutral" level, we shortened the fund's WAM from approximately 70 days to 50 days.

THE SCHWAB VALUE ADVANTAGE MONEY FUND(R) increased its position in variable-rate securities as the economy showed signs of strength and the Fed began to raise interest rates. Investing in variable-rate securities in a rising interest rate environment is beneficial because this type of security resets its interest rate frequently, providing the opportunity to capture a rise in market rates in a timely manner. We also reduced the fund's weighted average maturity (WAM) from approximately 60 to 45 days, lowering the fund's exposure to rising rates. This is a similar strategy to that used by our peers, as shortening the WAM enabled money funds to more quickly reinvest at higher rates.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


4 Schwab Taxable Money Funds

PERFORMANCE AND FUND FACTS as of 12/31/04

SEVEN-DAY YIELDS

The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

                                                           GOVERNMENT     U.S. TREASURY
                                                           MONEY FUND       MONEY FUND            VALUE ADVANTAGE MONEY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Investor      Select       Institutional
                                                                                             Shares      Shares(R)        Shares
------------------------------------------------------------------------------------------------------------------------------------
SEVEN-DAY YIELD 1                                             1.46%            1.30%          1.79%        1.89%          2.00%
------------------------------------------------------------------------------------------------------------------------------------
SEVEN-DAY YIELD--NO WAIVER 2                                  1.37%            1.12%          1.68%        1.68%          1.68%
------------------------------------------------------------------------------------------------------------------------------------
SEVEN-DAY EFFECTIVE YIELD 1                                   1.47%            1.30%          1.81%        1.91%          2.02%
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

STATISTICS

Money funds must maintain a dollar-weighted average maturity of no longer than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

                                                                                GOVERNMENT      U.S. TREASURY      VALUE ADVANTAGE
                                                                                MONEY FUND        MONEY FUND          MONEY FUND
------------------------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                                         42 days          56 days             41 days
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY OF HOLDINGS % of portfolio                                       100% Tier 1       100% Tier 1        100% Tier 1
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT 3
   Sweep Investments(TM)                                                             *                 *                 n/a
   Investor Shares ($15,000 for IRA and custodial accounts)                         n/a               n/a               $25,000
   Select Shares                                                                    n/a               n/a             $1,000,000
   Institutional Shares
      Investment Manager Per Client Account                                         n/a               n/a             $3,000,000
      Other Investors                                                               n/a               n/a             $3,000,000
------------------------------------------------------------------------------------------------------------------------------------

  AN INVESTMENT IN A MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY FUND.

  Portfolio holdings may have changed since the report date.

1 Fund expenses have been partially absorbed by CSIM and Schwab.

2 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

3 Please see prospectus for further detail and eligibility requirements.

* Subject to the eligibility terms and conditions of your Schwab account agreement.


                                                    Schwab Taxable Money Funds 5

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning July 1, 2004 and held through December 31, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's or share class' actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                             ENDING
                                                                       BEGINNING          ACCOUNT VALUE              EXPENSES
                                                EXPENSE RATIO 1      ACCOUNT VALUE      (Net of Expenses)      PAID DURING PERIOD 2
                                                  (Annualized)          at 7/1/04          at 12/31/04            7/1/04-12/31/04
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB GOVERNMENT MONEY FUND(TM)

   Actual Return                                     0.75%              $1,000              $1,004.70                 $3.78
   Hypothetical 5% Return                            0.75%              $1,000              $1,021.37                 $3.81
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB U.S. TREASURY MONEY FUND(TM)

   Actual Return                                     0.65%              $1,000              $1,004.40                 $3.27
   Hypothetical 5% Return                            0.65%              $1,000              $1,021.87                 $3.30
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB VALUE ADVANTAGE MONEY FUND(TM)

Investor Shares
   Actual Return                                     0.45%              $1,000              $1,006.40                 $2.27
   Hypothetical 5% Return                            0.45%              $1,000              $1,022.87                 $2.29

Select Shares(R)
   Actual Return                                     0.35%              $1,000              $1,006.90                 $1.77
   Hypothetical 5% Return                            0.35%              $1,000              $1,023.38                 $1.78

Institutional Shares
   Actual Return                                     0.24%              $1,000              $1,007.50                 $1.21
   Hypothetical 5% Return                            0.24%              $1,000              $1,023.93                 $1.22

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.


6 Schwab Taxable Money Funds

SCHWAB GOVERNMENT MONEY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                      1/1/04-       1/1/03-       1/1/02-       1/1/01-       1/1/00-
                                                     12/31/04      12/31/03      12/31/02      12/31/01      12/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  1.00          1.00          1.00          1.00          1.00
                                                     -------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                0.01          0.00 1        0.01          0.04          0.06
                                                     -------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                (0.01)        (0.00) 1      (0.01)        (0.04)        (0.06)
                                                     -------------------------------------------------------------------------------
Net asset value at end of period                        1.00          1.00          1.00          1.00          1.00
                                                     -------------------------------------------------------------------------------
Total return (%)                                        0.65          0.48          1.20          3.63          5.69

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                               0.75          0.75          0.75          0.75          0.76 2
   Gross operating expenses                             0.83          0.83          0.83          0.84          0.85
   Net investment income                                0.64          0.49          1.19          3.52          5.54
Net assets, end of period ($ x 1,000,000)              2,535         2,838         3,092         3,054         2,509

1 Per-share amount was less than $0.01.

2 The ratio of net operating expenses would have been 0.75% if certain non-routine expenses (proxy fees) had not been included.


                                                          See financial notes. 7

SCHWAB GOVERNMENT MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase, except for U.S. government agency coupon notes and U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                        COST             VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)        ($x1,000)
--------------------------------------------------------------------------------
 41.4%  U.S. GOVERNMENT
        SECURITIES                                    1,049,396        1,049,396

 21.1%  VARIABLE-RATE
        OBLIGATIONS                                     533,973          533,973

 37.4%  OTHER INVESTMENTS                               949,160          949,160
--------------------------------------------------------------------------------
 99.9%  TOTAL INVESTMENTS                             2,532,529        2,532,529

  0.1%  OTHER ASSETS AND
        LIABILITIES                                                        2,737
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                     2,535,266

      ISSUER                                        FACE AMOUNT         VALUE
      RATE, MATURITY DATE                           ($ x 1,000)      ($ x 1,000)
      U.S. GOVERNMENT SECURITIES 41.4% of net assets

      DISCOUNT NOTES 34.3%
      --------------------------------------------------------------------------
      FANNIE MAE
      1.33%, 01/07/05                                    15,000           14,997
      1.99%, 01/12/05                                    30,000           29,982
      2.00%, 01/24/05                                    32,000           31,959
      2.11%, 02/01/05                                    30,000           29,946
      2.20%, 02/09/05                                    10,000            9,976
      2.39%, 03/01/05                                    25,000           24,902
      1.89%, 03/02/05                                    25,000           24,922
      1.91%, 03/02/05                                    15,000           14,953
      2.40%, 03/04/05                                    25,000           24,897
      2.35%, 03/09/05                                    30,000           29,869
      1.39%, 03/28/05                                    10,000            9,967
      2.12%, 04/06/05                                     8,804            8,755
      2.15%, 04/06/05                                    10,000            9,944
      2.13%, 04/13/05                                    15,000           14,911
      2.25%, 04/27/05                                    15,000           14,892
      2.27%, 04/27/05                                    18,000           17,870
      2.53%, 05/11/05                                    15,492           15,352
      2.70%, 06/24/05                                    34,400           33,958

      FEDERAL HOME LOAN BANK
      2.06%, 01/19/05                                     3,325            3,322
      2.21%, 01/21/05                                     8,000            7,990
      2.00%, 01/26/05                                    25,000           24,965
      2.04%, 01/28/05                                    22,000           21,967
      2.22%, 02/16/05                                    30,000           29,915

      FREDDIE MAC
      2.17%, 01/11/05                                    10,600           10,594
      2.21%, 01/11/05                                     3,000            2,998
      1.99%, 01/18/05                                    65,000           64,939
      2.00%, 01/18/05                                    25,904           25,880
      2.06%, 01/18/05                                     4,100            4,096
      2.21%, 01/24/05                                    13,000           12,982
      2.21%, 01/25/05                                     3,115            3,110
      2.21%, 02/15/05                                    40,000           39,890
      2.26%, 02/22/05                                    20,000           19,935
      2.27%, 02/22/05                                    22,000           21,928
      2.32%, 03/01/05                                    25,218           25,123
      2.09%, 03/29/05                                    24,000           23,880
      2.49%, 03/29/05                                    18,025           17,917
      1.38%, 04/05/05                                    15,000           14,947
      2.15%, 04/19/05                                    15,000           14,904
      2.21%, 04/19/05                                    15,000           14,901
      2.42%, 05/17/05                                    40,000           39,639


8 See financial notes.

SCHWAB GOVERNMENT MONEY FUND

      ISSUER                                        FACE AMOUNT         VALUE
      RATE, MATURITY DATE                           ($ x 1,000)      ($ x 1,000)
      2.47%, 05/17/05                                    15,000           14,862
      2.53%, 05/24/05                                    13,621           13,486
      2.66%, 06/14/05                                    13,450           13,289
      2.68%, 06/21/05                                    20,000           19,749
                                                                     -----------
                                                                         869,260
      COUPON NOTES 7.1%
      --------------------------------------------------------------------------
      FANNIE MAE
      1.40%, 02/25/05                                    20,000           20,000
      1.35%, 04/28/05                                    20,000           20,000
      1.61%, 05/13/05                                    15,000           15,000

      FEDERAL HOME LOAN BANK
      4.13%, 01/14/05                                    20,000           20,014
      1.50%, 02/28/05                                    10,000           10,000
      1.60%, 03/01/05                                    15,000           15,000
      1.40%, 04/01/05                                    15,000           15,000
      4.13%, 05/13/05                                    10,000           10,090

      FREDDIE MAC
      1.88%, 01/15/05                                    20,000           20,000
      3.88%, 02/15/05                                    10,000           10,032
      1.32%, 02/23/05                                    25,000           25,000
                                                                     -----------
                                                                         180,136
      VARIABLE-RATE OBLIGATIONS 21.1% of net assets

      COUPON NOTES 21.1%
      --------------------------------------------------------------------------
      FANNIE MAE
      1.88%, 01/03/05                                    30,000           29,985
      2.23%, 01/07/05                                    25,000           24,986
      2.35%, 01/18/05                                    40,000           39,999
      2.30%, 01/31/05                                    50,000           49,984
      2.31%, 03/07/05                                    50,000           49,980
      2.33%, 03/09/05                                    40,000           39,985

      FEDERAL HOME LOAN BANK
      2.17%, 01/03/05                                    35,000           34,968
      2.23%, 01/05/05                                    60,000           59,977
      2.31%, 01/18/05                                    50,000           49,987
      2.33%, 01/26/05                                    40,000           39,995
      2.48%, 03/30/05                                    50,000           50,000

      FREDDIE MAC
      2.00%, 01/07/05                                    64,125           64,127
                                                                     -----------
                                                                         533,973

                                                   MATURITY AMOUNT      VALUE
SECURITY                                             ($ x 1,000)     ($ x 1,000)
      OTHER INVESTMENTS 37.4% of net assets

      REPURCHASE AGREEMENTS 37.4%
      -------------------------------------------------------------------------
      BANK OF AMERICA SECURITIES L.L.C.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of
      $94,860
      2.28%, issued 12/31/04,
      due 01/03/05                                          93,018       93,000

      BEAR STEARNS & CO., INC.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of
      $125,464
      2.28%, issued 12/31/04,
      due 01/03/05                                          93,018       93,000
      2.24%, issued 11/17/04,
      due 01/07/05                                          30,095       30,000

      CREDIT SUISSE FIRST BOSTON L.L.C.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of
      $395,934
      2.30%, issued 12/31/04,
      due 01/03/05                                          93,178       93,160
      2.40%, issued 12/27/04,
      due 01/04/05                                          20,011       20,000
      2.30%, issued 12/22/04,
      due 01/05/05                                          50,045       50,000
      2.31%, issued 12/15/04,
      due 01/05/05                                          40,054       40,000
      2.31%, issued 12/17/04,
      due 01/06/05                                          30,039       30,000
      2.31%, issued 12/23/04,
      due 01/07/05                                          40,039       40,000
      2.31%, issued 12/16/04,
      due 01/07/05                                          35,049       35,000
      2.32%, issued 12/20/04,
      due 01/07/05                                          30,035       30,000
      2.33%, issued 12/23/04,
      due 01/07/05                                          50,049       50,000


                                                          See financial notes. 9

SCHWAB GOVERNMENT MONEY FUND

PORTFOLIO HOLDINGS continued

                                                    MATURITY AMOUNT        VALUE
      SECURITY                                        ($ x 1,000)       ($ x 1,000)

      GOLDMAN SACHS & CO.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of $61,200
      2.34%, issued 12/29/04,
      due 01/07/05                                           50,029          50,000
      2.38%, issued 12/29/04,
      due 01/06/05                                           10,005          10,000

      MORGAN STANLEY & CO.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of $76,500
      2.03%, issued 10/26/04,
      due 01/07/05                                           40,165          40,000
      2.28%, issued 12/09/04,
      due 01/06/05                                           35,062          35,000

      UBS FINANCIAL SERVICES, INC.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of $214,212
      2.31%, issued 12/14/04,
      due 01/04/05                                           30,040          30,000
      2.22%, issued 12/02/04,
      due 01/05/05                                           35,073          35,000
      2.19%, issued 11/08/04,
      due 01/07/05                                           30,110          30,000
      2.31%, issued 12/13/04,
      due 01/07/05                                           35,056          35,000
      2.32%, issued 12/03/04,
      due 01/07/05                                           40,090          40,000
      2.40%, issued 12/27/04,
      due 01/07/05                                           40,029          40,000
                                                                        -----------
                                                                            949,160

END OF INVESTMENTS.


10 See financial notes.

SCHWAB GOVERNMENT MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                $1,583,369 a
Repurchase agreements, at value                                         949,160 a
Interest receivable                                                       3,048
Prepaid expenses                                                  +          10
                                                                  --------------
TOTAL ASSETS                                                          2,535,587

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Dividends to shareholders                                                111
   Investment adviser and administrator fees                                 39
   Transfer agent and shareholder service fees                               62
   Trustees' fees                                                             5
Accrued expenses                                                  +         104
                                                                  --------------
TOTAL LIABILITIES                                                           321

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          2,535,587
TOTAL LIABILITIES                                                 -         321
                                                                  --------------
NET ASSETS                                                           $2,535,266

NET ASSETS BY SOURCE
Capital received from investors                                       2,535,825
Net realized capital losses                                                (559)

NET ASSET VALUE (NAV)
                       SHARES
NET ASSETS      /      OUTSTANDING      =      NAV
$2,535,266             2,536,378               $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost for the fund's securities was $2,532,529.

FEDERAL TAX DATA
-----------------------------------------------------
COST BASIS OF PORTFOLIO                   $2,532,529

AS OF DECEMBER 31, 2004:

UNUSED CAPITAL LOSSES:
Expires 12/31 of:                       Loss amount:
  2005                                          $226
  2006                                           119
  2007                                           184
  2008                                            13
  2010                                             1
  2011                                  +         16
                                        -------------
                                                $559

RECLASSIFICATIONS:
Net realized capital gains                      $162
Reclassified as:
  Capital received
  from investors                               ($162)


                                                         See financial notes. 11

SCHWAB GOVERNMENT MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $39,042

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 10,135 a
Transfer agent and shareholder service fees                               12,645 b
Trustees' fees                                                                30 c
Custodian and portfolio accounting fees                                      232
Professional fees                                                             33
Registration fees                                                            173
Shareholder reports                                                           88
Other expenses                                                        +       40
                                                                      ----------
Total expenses                                                            23,376
Expense reduction                                                     -    2,301 d
                                                                      ----------
NET EXPENSES                                                              21,075

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   39,042
NET EXPENSES                                                          -   21,075
                                                                      ----------
NET INVESTMENT INCOME                                                     17,967
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $17,967

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.25% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab)

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through April 30, 2005 to 0.75% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.


12 See financial notes.

SCHWAB GOVERNMENT MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                             1/1/04-12/31/04    1/1/03-12/31/03
Net investment income                                $17,967            $14,944
Net realized losses                          +            --                (16)
                                             -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                17,967             14,928

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  17,967             14,944 a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
Shares sold                                        8,723,826          8,476,017
Shares reinvested                                     17,617             14,704
Shares redeemed                              +    (9,043,706)        (8,744,747)
                                             -----------------------------------
NET TRANSACTIONS IN FUND SHARES                     (302,263)          (254,026)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                2,837,529          3,091,571
Total decrease                               +      (302,263)          (254,042) c
                                             -----------------------------------
END OF PERIOD                                     $2,535,266         $2,837,529

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR
  Ordinary income                  $17,967
  Long-term capital gains              $--

  PRIOR YEAR
  Ordinary income                  $14,944
  Long-term capital gains              $--

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

c Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


                                                         See financial notes. 13

SCHWAB U.S. TREASURY MONEY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    1/1/04-         1/1/03-       1/1/02-        1/1/01-         1/1/00-
                                                   12/31/04        12/31/03      12/31/02       12/31/01        12/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                1.00            1.00          1.00           1.00            1.00
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.01            0.00 1        0.01           0.04            0.05
                                                   ---------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income               (0.01)          (0.00) 1      (0.01)         (0.04)          (0.05)
                                                   ---------------------------------------------------------------------------------
Net asset value at end of period                      1.00            1.00          1.00           1.00            1.00
                                                   ---------------------------------------------------------------------------------
Total return (%)                                      0.62            0.49          1.15           3.61            5.40

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                              0.65            0.65          0.65           0.65            0.66 2
  Gross operating expenses                            0.82            0.82          0.82           0.84            0.85
  Net investment income                               0.61            0.49          1.15           3.44            5.27
Net assets, end of period ($ x 1,000,000)            3,811           4,046         4,323          4,042           2,750

1 Per-share amount was less than $0.01.

2 The ratio of net operating expenses would have been 0.65% if certain non-routine expenses (proxy fees) had not been included.


14 See financial notes.

SCHWAB U.S. TREASURY MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date.

                                                             COST        VALUE
HOLDINGS BY CATEGORY                                      ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
100.0%  U.S. GOVERNMENT
        SECURITIES                                        3,810,191    3,810,191
--------------------------------------------------------------------------------
100.0%  TOTAL INVESTMENTS                                 3,810,191    3,810,191

  0.0%  OTHER ASSETS AND
        LIABILITIES                                                          852
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                     3,811,043

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
      U.S. GOVERNMENT SECURITIES 100.0% of net assets

      TREASURY BILLS 94.4%
      --------------------------------------------------------------------------
      U.S. TREASURY BILLS
      1.66%, 01/06/05                                         870            870
      1.75%, 01/06/05                                      50,000         49,988
      2.07%, 01/06/05                                      50,000         49,986
      1.69%, 01/13/05                                     178,930        178,830
      1.70%, 01/13/05                                      36,320         36,299
      1.76%, 01/20/05                                     264,235        263,991
      1.77%, 01/20/05                                      75,000         74,931
      1.79%, 01/20/05                                      92,280         92,193
      1.80%, 01/20/05                                       1,775          1,773
      1.65%, 01/27/05                                       1,995          1,993
      1.78%, 01/27/05                                      50,000         49,936
      1.79%, 01/27/05                                     200,000        199,743
      1.86%, 01/27/05                                      50,000         49,933
      1.87%, 01/27/05                                      25,000         24,966
      1.89%, 01/27/05                                      40,000         39,946
      1.76%, 02/03/05                                      50,000         49,919
      1.82%, 02/03/05                                     200,000        199,669
      1.86%, 02/03/05                                      14,180         14,156
      2.02%, 02/03/05                                      80,000         79,852
      1.83%, 02/10/05                                     200,525        200,120
      1.96%, 02/10/05                                     200,000        199,567
      1.83%, 02/17/05                                       5,370          5,357
      1.86%, 02/17/05                                     100,000         99,759
      2.01%, 02/17/05                                       4,505          4,493
      2.06%, 02/17/05                                      50,000         49,866
      2.08%, 02/17/05                                     250,000        249,324
      2.10%, 02/17/05                                       4,365          4,353
      2.12%, 02/17/05                                      11,705         11,673
      1.87%, 02/24/05                                     200,000        199,444
      2.02%, 02/24/05                                     107,770        107,446
      2.18%, 02/24/05                                      30,000         29,902
      1.87%, 03/03/05                                      50,000         49,843
      2.21%, 03/10/05                                     100,000         99,584
      2.22%, 03/10/05                                      50,000         49,791
      2.19%, 03/24/05                                      50,000         49,752
      2.20%, 03/31/05                                     100,000         99,460
      1.97%, 04/14/05                                     150,000        149,161
      1.98%, 04/14/05                                      50,000         49,720
      1.99%, 04/14/05                                      13,530         13,454
      2.03%, 04/14/05                                       3,985          3,962
      1.99%, 04/21/05                                      50,000         49,698
      2.01%, 04/21/05                                      50,000         49,696
      2.27%, 04/21/05                                      30,000         29,794
      2.11%, 04/28/05                                      88,940         88,335
      2.14%, 04/28/05                                      13,225         13,134
      2.25%, 04/28/05                                      20,000         19,855
      2.27%, 05/12/05                                       6,425          6,373
      2.39%, 06/09/05                                      25,000         24,739
      2.49%, 06/23/05                                     109,850        108,551
      2.53%, 06/23/05                                      23,770         23,485
                                                                     -----------
                                                                       3,598,665


                                                         See financial notes. 15

SCHWAB U.S. TREASURY MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
      TREASURY NOTES 5.6%
      --------------------------------------------------------------------------
      U.S. TREASURY NOTES
      1.63%, 01/31/05                                      11,025         11,021
      1.50%, 02/28/05                                      27,245         27,256
      1.63%, 03/31/05                                     124,285        124,329
      6.75%, 05/15/05                                      48,160         48,920
                                                                     -----------
                                                                         211,526

END OF INVESTMENTS.


16 See financial notes.

SCHWAB U.S. TREASURY MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                $3,810,191 a
Cash                                                                          1
Interest receivable                                                       1,152
Prepaid expenses                                                  +          70
                                                                  --------------
TOTAL ASSETS                                                          3,811,414

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Dividends to shareholders                                                152
   Investment adviser and administrator fees                                 38
   Transfer agent and shareholder service fees                               94
   Trustees' fees                                                             3
Accrued expenses                                                  +          84
                                                                  --------------
TOTAL LIABILITIES                                                           371

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          3,811,414
TOTAL LIABILITIES                                                 -         371
                                                                  --------------
NET ASSETS                                                           $3,811,043

NET ASSETS BY SOURCE
Capital received from investors                                       3,812,107
Net realized capital losses                                              (1,064)

NET ASSET VALUE (NAV)
                       SHARES
NET ASSETS      /      OUTSTANDING      =      NAV
$3,811,043             3,812,171               $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost for the fund's securities was $3,810,191.

FEDERAL TAX DATA
----------------------------------------------------
COST BASIS OF PORTFOLIO                   $3,810,207

AS OF DECEMBER 31, 2004:

UNUSED CAPITAL LOSSES:
Expires 12/31 of:                       Loss amount:
  2005                                           $62
  2006                                            89
  2007                                           580
  2010                                            66
  2011                                            75
  2012                                  +        125
                                        ------------
                                                $997

DEFERRED CAPITAL LOSSES                          $51


                                                         See financial notes. 17

SCHWAB U.S. TREASURY MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $52,287

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                    (192)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                14,802 a
Transfer agent and shareholder service fees                              18,635 b
Trustees' fees                                                               35 c
Custodian and portfolio accounting fees                                     321
Professional fees                                                            38
Registration fees                                                           119
Shareholder reports                                                          74
Other expenses                                                       +       47
                                                                     -----------
Total expenses                                                           34,071
Expense reduction                                                    -    7,154 d
                                                                     -----------
NET EXPENSES                                                             26,917

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  52,287
NET EXPENSES                                                         -   26,917
                                                                     -----------
NET INVESTMENT INCOME                                                    25,370
NET REALIZED LOSSES                                                  +     (192)
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $25,178

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.25% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab)

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through April 30, 2005 to 0.65% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.


18 See financial notes.

SCHWAB U.S. TREASURY MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                             1/1/04-12/31/04    1/1/03-12/31/03
Net investment income                                $25,370            $20,290
Net realized losses                          +          (192)               (56)
                                             -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                25,178             20,234

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  25,370             20,290 a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
Shares sold                                       11,353,793         10,404,314
Shares reinvested                                     25,007             20,037
Shares redeemed                              +   (11,613,375)       (10,701,867)
                                             -----------------------------------
NET TRANSACTIONS IN FUND SHARES                     (234,575)          (277,516)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                4,045,810          4,323,382
Total decrease                               +      (234,767)          (277,572) c
                                             -----------------------------------
END OF PERIOD                                     $3,811,043         $4,045,810

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR
  Ordinary income                  $25,370
  Long-term capital gains              $--

  PRIOR YEAR
  Ordinary income                  $20,290
  Long-term capital gains              $--

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

c Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


                                                         See financial notes. 19

SCHWAB VALUE ADVANTAGE MONEY FUND(R)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    1/1/04-         1/1/03-       1/1/02-        1/1/01-         1/1/00-
INVESTOR SHARES                                    12/31/04        12/31/03      12/31/02       12/31/01        12/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                1.00            1.00          1.00           1.00            1.00
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.01            0.01          0.02           0.04            0.06
                                                   ---------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income               (0.01)          (0.01)        (0.02)         (0.04)          (0.06)
                                                   ---------------------------------------------------------------------------------
Net asset value at end of period                      1.00            1.00          1.00           1.00            1.00
                                                   ---------------------------------------------------------------------------------
Total return (%)                                      0.98            0.80          1.55           4.05            6.22

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                              0.45            0.45          0.45           0.43            0.41 1
  Gross operating expenses                            0.56            0.55          0.54           0.56            0.60
  Net investment income                               0.97            0.81          1.55           3.92            6.07
Net assets, end of period ($ x 1,000,000)           23,365          28,860        38,728         44,247          36,319

                                                    1/1/04-       2/28/03 2-
SELECT SHARES                                      12/31/04        12/31/03
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                1.00            1.00
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.01            0.01
                                                   ---------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income               (0.01)          (0.01)
                                                   ---------------------------------------------------------------------------------
Net asset value at end of period                      1.00            1.00
                                                   ---------------------------------------------------------------------------------
Total return (%)                                      1.09            0.72 3

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                              0.35            0.35 4
  Gross operating expenses                            0.56            0.55 4
  Net investment income                               1.10            0.83 4
Net assets, end of period ($ x 1,000,000)            1,209           1,013

1 The ratio of net operating expenses would have been 0.40% if certain non-routine expenses (proxy fees) had not been included.

2 Commencement of operations.

3 Not annualized.

4 Annualized.


20 See financial notes.

SCHWAB VALUE ADVANTAGE MONEY FUND

                                                    1/1/04-         1/1/03-      7/1/02 1-
INSTITUTIONAL SHARES                               12/31/04        12/31/03      12/31/02
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                1.00            1.00          1.00
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               0.01            0.01          0.01
                                                   ---------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income               (0.01)          (0.01)        (0.01)
                                                   ---------------------------------------------------------------------------------
Net asset value at end of period                      1.00            1.00          1.00
                                                   ---------------------------------------------------------------------------------
Total return (%)                                      1.20            1.01          0.81 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                              0.24            0.24          0.24 3
  Gross operating expenses                            0.56            0.55          0.55 3
  Net investment income                               1.20            1.00          1.57 3
Net assets, end of period ($ x 1,000,000)            1,054             720           521

1 Commencement of operations.

2 Not annualized.

3 Annualized.


                                                         See financial notes. 21

SCHWAB VALUE ADVANTAGE MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

*  Asset-backed security

+  Credit-enhanced security

o  Restricted and/or illiquid security

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date.

                                                         COST            VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)        ($x1,000)
--------------------------------------------------------------------------------
 68.8%  FIXED-RATE
        OBLIGATIONS                                  17,644,633       17,644,633

  1.7%  U.S. GOVERNMENT
        SECURITIES                                      419,775          419,775

 19.4%  VARIABLE-RATE
        OBLIGATIONS                                   4,973,270        4,973,270

  9.9%  OTHER INVESTMENTS                             2,542,119        2,542,119
--------------------------------------------------------------------------------
 99.8%  TOTAL INVESTMENTS                            25,579,797       25,579,797

  0.2%  OTHER ASSETS AND
        LIABILITIES                                                       48,191
--------------------------------------------------------------------------------
100.0%  TOTAL NET ASSETS                                              25,627,988

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       FIXED-RATE OBLIGATIONS  68.8% of net assets

       COMMERCIAL PAPER & OTHER CORPORATE
       OBLIGATIONS 44.9%
       -------------------------------------------------------------------------
       AB SPINTAB
       2.33%, 02/25/05                                  105,000          104,628

       ALLIANCE & LEICESTER, PLC, SECTION 4(2) / 144A
       2.03%, 01/18/05                                    8,000            7,992
       2.11%, 03/01/05                                   35,000           34,880
       2.38%, 03/10/05                                   79,000           78,648

     + ALLIED IRISH BANKS NORTH AMERICA
       2.27%, 01/06/05                                   10,000            9,997

    *+ ALPINE SECURITIZATION CORP., SECTION 4(2) / 144A
       2.01%, 01/06/05                                   37,000           36,990

     * AMSTEL FUNDING CORP., SECTION 4(2) / 144A
       2.30%, 02/22/05                                   58,227           58,034
       2.33%, 02/22/05                                   15,836           15,783

     + ANZ NATIONAL (INT'L) LTD.
       2.31%, 01/14/05                                  130,000          129,892

    *+ AQUINAS FUNDING, L.L.C., SECTION 4(2) / 144A
       2.01%, 01/11/05                                   36,000           35,980
       2.08%, 03/21/05                                   10,000            9,955
       2.51%, 05/17/05                                   44,000           43,588

    *+ ASAP FUNDING LTD., SECTION 4(2) / 144A
       2.26%, 01/24/05                                   83,000           82,881
       2.39%, 01/27/05                                   23,000           22,960
       2.26%, 02/01/05                                   12,000           11,977
       2.27%, 02/03/05                                   10,000            9,979
       2.40%, 03/02/05                                   77,000           76,693

    *+ ATLANTIC ASSET SECURITIZATION CORP.,
       SECTION 4(2) / 144A
       2.29%, 01/03/05                                   20,060           20,057
       2.36%, 01/05/05                                   50,000           49,987
       2.36%, 01/19/05                                   46,347           46,292

     * ATLANTIS ONE FUNDING CORP., SECTION 4(2) / 144A
       1.97%, 01/03/05                                  128,690          128,676
       1.97%, 01/04/05                                  128,445          128,424
       2.03%, 01/19/05                                  143,883          143,738
       2.28%, 02/23/05                                   20,000           19,933
       2.20%, 04/08/05                                   74,382           73,945
       2.49%, 04/20/05                                   73,160           72,615


22 See financial notes.

SCHWAB VALUE ADVANTAGE MONEY FUND

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       BANK OF AMERICA CORP.
       2.01%, 01/13/05                                  310,000          309,793
       2.05%, 02/04/05                                   90,000           89,827
       2.27%, 02/17/05                                  388,000          386,855

       BANK OF IRELAND, SECTION 4(2) / 144A
       2.35%, 01/06/05                                  172,000          171,944
       2.38%, 03/09/05                                   33,000           32,855

     + BARCLAYS U.S. FUNDING CORP.
       2.26%, 02/22/05                                   55,000           54,821

       BEAR STEARNS COMPANIES, INC.
       1.98%, 01/10/05                                   33,000           32,984
       2.02%, 01/19/05                                   43,000           42,957

    *+ BETA FINANCE, INC., SECTION 3C7 / 144A
       1.97%, 01/05/05                                   43,000           42,991
       1.99%, 01/05/05                                   12,000           11,997
       2.01%, 01/11/05                                   44,000           43,976
       2.07%, 01/28/05                                   12,000           11,981
       2.26%, 02/15/05                                   74,500           74,290
       2.33%, 02/25/05                                   19,000           18,933

     + CALYON NORTH AMERICA, INC.
       2.26%, 01/07/05                                   50,000           49,981

     + CBA (DELAWARE) FINANCE, INC.
       2.28%, 02/22/05                                   28,000           27,908

     * CC (USA), INC., SECTION 3C7 / 144A
       2.02%, 01/18/05                                   82,000           81,922
       2.07%, 01/27/05                                   10,000            9,985
       2.08%, 01/27/05                                   30,000           29,955
       2.27%, 02/16/05                                   30,000           29,913
       2.29%, 02/22/05                                   53,000           52,825
       2.38%, 03/01/05                                   10,000            9,961
       2.09%, 03/24/05                                    5,000            4,976
       2.17%, 04/13/05                                   16,000           15,903

       CITICORP
       2.37%, 01/28/05                                  100,000           99,823
       2.41%, 03/14/05                                   11,000           10,947

       CITIGROUP GLOBAL MARKETS HOLDINGS, INC.
       2.07%, 01/24/05                                   85,000           84,888

    *+ CONCORD MINUTEMEN CAPITAL CO., SECTION 3C7 / 144A
       2.29%, 01/05/05                                   30,000           29,992
       2.30%, 01/06/05                                   30,067           30,057
       2.00%, 01/10/05                                   33,503           33,486
       2.00%, 01/10/05                                   74,060           74,023
       2.01%, 01/10/05                                   40,000           39,980
       2.33%, 01/10/05                                   35,074           35,054
       2.02%, 01/11/05                                   10,000            9,994
       2.06%, 01/21/05                                   86,949           86,850
       2.29%, 02/18/05                                   15,000           14,954

    *+ CROWN POINT CAPITAL CO., L.L.C., SECTION 4(2) / 144A
       2.02%, 01/07/05                                   25,000           24,992
       2.01%, 01/11/05                                   20,493           20,482
       2.03%, 01/11/05                                   35,195           35,175
       2.02%, 01/12/05                                   22,862           22,848
       2.04%, 01/14/05                                   36,330           36,303
       2.03%, 01/18/05                                   18,500           18,482
       2.04%, 01/19/05                                   55,000           54,944
       2.28%, 02/16/05                                   50,000           49,855

     * DAKOTA CP NOTES OF CITIBANK CREDIT CARD ISSUANCE
       TRUST, SECTION 4(2) / 144A
       2.27%, 01/03/05                                   25,000           24,997
       2.00%, 01/05/05                                   90,000           89,980
       2.02%, 01/05/05                                   48,000           47,989
       1.99%, 01/06/05                                   83,000           82,977
       2.02%, 01/06/05                                   32,000           31,991
       2.30%, 01/12/05                                   88,000           87,938
       2.32%, 01/13/05                                  120,000          119,908
       2.31%, 01/14/05                                    6,500            6,495
       2.04%, 01/19/05                                   15,000           14,985
       2.39%, 02/16/05                                  145,000          144,559

     + DANSKE CORP.
       2.38%, 02/23/05                                  193,000          192,327
       2.38%, 02/25/05                                   40,000           39,855

       DEPFA BANK PLC, SECTION 4(2) / 144A
       2.07%, 01/26/05                                   65,000           64,907

     + DEUTSCHE BANK FINANCIAL, L.L.C.
       2.06%, 03/03/05                                  200,000          199,309

     + DEXIA DELAWARE L.L.C.
       2.44%, 03/08/05                                   57,900           57,642
       2.44%, 03/14/05                                   60,000           59,708

       DNB NOR BANK ASA
       2.25%, 02/14/05                                  104,000          103,715

     * DORADA FINANCE, INC., SECTION 3C7 / 144A
       2.06%, 01/25/05                                   88,000           87,880
       2.29%, 02/15/05                                   71,000           70,798
       2.29%, 02/17/05                                   31,500           31,406

    *+ EIFFEL FUNDING, L.L.C., SECTION 4(2) / 144A
       2.03%, 01/18/05                                  100,000           99,905
       2.04%, 01/20/05                                   25,000           24,973
       2.04%, 01/21/05                                   25,000           24,972
       2.07%, 01/24/05                                   25,000           24,967
       2.06%, 01/25/05                                   23,000           22,969


                                                         See financial notes. 23

SCHWAB VALUE ADVANTAGE MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       2.07%, 01/25/05                                   20,000           19,973
       2.28%, 02/16/05                                    2,000            1,994

    *+ FAIRWAY FINANCE CO., L.L.C., SECTION 4(2) / 144A
       2.06%, 01/21/05                                   29,000           28,967
       2.14%, 03/28/05                                    9,178            9,132

    *+ FALCON ASSET SECURITIZATION CORP., SECTION 4(2) / 144A
       2.28%, 01/12/05                                  148,609          148,506
       2.34%, 01/20/05                                  220,321          220,050

       FORENINGSSPARBANKEN AB (SWEDBANK)
       2.34%, 02/23/05                                  180,000          179,383

     * GALAXY FUNDING, INC., SECTION 4(2) / 144A
       1.99%, 01/03/05                                   45,000           44,995
       2.04%, 01/20/05                                  120,000          119,871
       2.04%, 01/21/05                                   48,000           47,946
       2.06%, 01/24/05                                   22,550           22,520
       2.07%, 01/27/05                                   11,000           10,984
       2.38%, 03/01/05                                   15,000           14,942

       GENERAL ELECTRIC CAPITAL CORP.
       2.00%, 01/07/05                                  298,000          297,901
       2.04%, 01/19/05                                   40,000           39,959
       2.25%, 02/15/05                                  140,000          139,608
       2.28%, 02/18/05                                  222,000          221,328

       GENERAL ELECTRIC CAPITAL SERVICES
       2.06%, 01/26/05                                   25,000           24,964
       2.25%, 02/15/05                                   50,000           49,860

     * GIRO FUNDING U.S. CORP., SECTION 4(2) / 144A
       2.02%, 01/13/05                                   70,000           69,953
       2.08%, 01/14/05                                   50,000           49,963
       2.26%, 02/14/05                                    6,000            5,984
       2.26%, 02/15/05                                  125,000          124,648

    *+ GRAMPIAN FUNDING, L.L.C., SECTION 4(2) / 144A
       1.97%, 01/03/05                                   75,000           74,992
       2.04%, 01/21/05                                   84,000           83,905
       2.29%, 02/22/05                                   71,500           71,265
       2.35%, 03/02/05                                   24,000           23,906
       2.42%, 03/16/05                                   25,000           24,877

    *+ GREYHAWK FUNDING, L.L.C., SECTION 4(2) / 144A
       2.01%, 01/05/05                                   50,000           49,989
       2.30%, 01/10/05                                   20,000           19,989
       2.26%, 02/16/05                                   25,000           24,928

       HSBC U.S.A., INC.
       2.29%, 05/06/05                                   38,000           37,702

     + ING (U.S.) FUNDING, L.L.C.
       2.45%, 03/10/05                                   10,000            9,954

       IRISH LIFE & PERMANENT, PLC, SECTION 4(2) / 144A
       2.29%, 05/02/05                                   40,000           39,696
       2.48%, 05/18/05                                   65,000           64,394

     + IXIS COMMERCIAL PAPER CORP., SECTION 4(2) / 144A
       2.06%, 03/03/05                                   28,000           27,903
       2.38%, 03/07/05                                   10,000            9,957

    *+ JUPITER SECURITIZATION CORP., SECTION 4(2) / 144A
       2.26%, 01/11/05                                   11,265           11,258
       2.29%, 01/11/05                                  106,381          106,314
       2.33%, 02/22/05                                   38,000           37,873

     * K2 (USA), L.L.C., SECTION 3C7 / 144A
       2.02%, 01/14/05                                   55,000           54,960
       2.03%, 01/18/05                                   24,000           23,977
       2.07%, 01/31/05                                   11,400           11,380
       2.29%, 02/14/05                                   12,100           12,066
       2.29%, 02/22/05                                    1,000              997
       2.30%, 02/22/05                                   33,300           33,190
       2.33%, 02/23/05                                   25,000           24,915
       2.58%, 05/31/05                                   15,400           15,236

     + KBC FINANCIAL PRODUCTS INTERNATIONAL, LTD.,
       SECTION 4(2) / 144A
       2.16%, 04/01/05                                   36,000           35,807

    *+ KITTY HAWK FUNDING CORP., SECTION 4(2) / 144A
       2.04%, 01/19/05                                   34,000           33,965

    *+ LEXINGTON PARKER CAPITAL CO., L.L.C.,
       SECTION 4(2) / 144A
       2.00%, 01/05/05                                    1,000            1,000
       2.07%, 01/25/05                                   48,000           47,934
       2.26%, 02/08/05                                   15,000           14,964
       1.95%, 03/01/05                                  171,000          170,459
       2.07%, 03/01/05                                  129,609          129,174
       2.09%, 03/02/05                                   15,000           14,948

    *+ LIBERTY LIGHTHOUSE FUNDING CO., SECTION 4(2) / 144A
       2.40%, 01/24/05                                   20,000           19,969

    *+ LINKS FINANCE, L.L.C., SECTION 3C7 / 144A
       2.39%, 03/01/05                                   15,500           15,440

     * MANE FUNDING CORP., SECTION 4(2) / 144A
       2.31%, 01/10/05                                   53,000           52,970
       2.22%, 01/18/05                                   10,000            9,990
       2.23%, 01/20/05                                   65,890           65,813

    *+ MONT BLANC CAPITAL CORP., SECTION 4(2) / 144A
       2.02%, 01/13/05                                   15,035           15,025

     * NEWCASTLE CERTIFICATES PROGRAM, SECTION 4(2) / 144A
       2.00%, 01/04/05                                   25,000           24,996
       2.30%, 01/07/05                                   25,300           25,290
       2.32%, 01/12/05                                   69,000           68,951


24 See financial notes.

SCHWAB VALUE ADVANTAGE MONEY FUND

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       2.06%, 01/19/05                                    8,000            7,992
       2.03%, 01/20/05                                   27,000           26,971
       2.34%, 02/22/05                                   43,000           42,855
       2.33%, 02/25/05                                   11,000           10,961

    *+ NIEUW AMSTERDAM RECEIVABLES CORP.,
       SECTION 4(2) / 144A
       1.99%, 01/03/05                                   21,000           20,998
       2.30%, 01/07/05                                   15,000           14,994
       2.30%, 01/10/05                                    8,100            8,095
       2.03%, 01/18/05                                   12,000           11,989
       2.08%, 01/25/05                                   25,000           24,966

     + NORDEA NORTH AMERICA, INC.
       2.07%, 01/31/05                                   38,000           37,935
       2.26%, 05/03/05                                  100,000           99,244

     * PARK GRANADA, L.L.C., SECTION 4(2) / 144A
       2.04%, 01/18/05                                   30,000           29,971
       2.04%, 01/19/05                                   50,000           49,949
       2.06%, 01/20/05                                   19,000           18,979
       2.04%, 01/21/05                                   36,000           35,959
       2.06%, 01/21/05                                   15,000           14,983

    *+ PREFERRED RECEIVABLES FUNDING CORP.,
       SECTION 4(2) / 144A
       2.28%, 01/11/05                                   44,129           44,101
       2.30%, 01/11/05                                   97,036           96,974
       2.33%, 01/12/05                                  168,581          168,462

     + SANTANDER CENTRAL HISPANO FINANCE (DELAWARE), INC.
       2.04%, 01/14/05                                   50,000           49,963
       2.12%, 04/05/05                                   85,000           84,534

    *+ SCALDIS CAPITAL LTD., SECTION 4(2) / 144A
       2.02%, 01/18/05                                  100,000           99,905
       2.04%, 01/20/05                                   66,210           66,139
       2.06%, 01/24/05                                    7,202            7,193
       2.07%, 01/25/05                                   44,000           43,940
       2.17%, 03/30/05                                    4,000            3,979
       2.17%, 04/01/05                                   31,866           31,695
       2.25%, 04/18/05                                   20,000           19,867

    *+ SIGMA FINANCE, INC., SECTION 3C7 / 144A
       2.04%, 01/10/05                                   18,634           18,625
       2.02%, 01/14/05                                   29,000           28,979
       2.04%, 01/14/05                                   24,500           24,482
       2.12%, 03/22/05                                   68,000           67,683

       SKANDINAVISKA ENSKILDA BANKEN AB
       1.97%, 01/04/05                                   70,000           69,989

    *+ THUNDER BAY FUNDING, L.L.C., SECTION 4(2) / 144A
       2.04%, 01/20/05                                   54,294           54,236
       2.06%, 02/08/05                                   19,452           19,410

    *+ TICONDEROGA FUNDING, L.L.C., SECTION 4(2) / 144A
       2.39%, 02/14/05                                   30,000           29,913
       2.40%, 02/22/05                                  122,618          122,195
       2.41%, 02/23/05                                  120,575          120,149
       2.42%, 02/25/05                                   11,000           10,960

    *+ TRIPLE-A ONE FUNDING CORP., SECTION 4(2) / 144A
       2.35%, 01/04/05                                   16,657           16,654

    *+ TULIP FUNDING CORP., SECTION 4(2) / 144A
       1.98%, 01/04/05                                   64,000           63,990

     + WESTPAC CAPITAL CORP.
       2.40%, 03/03/05                                   15,270           15,208
       2.40%, 03/07/05                                   51,275           51,054

     + WESTPAC TRUST SECURITIES NZ LTD
       2.32%, 02/23/05                                   74,000           73,749
       2.41%, 03/09/05                                   75,000           74,666
       2.53%, 05/23/05                                   20,000           19,803

     * WHITE PINE FINANCE, L.L.C., SECTION 3C7 / 144A
       2.25%, 02/07/05                                    7,103            7,087
       2.13%, 02/25/05                                   15,947           15,896
       2.07%, 03/17/05                                   31,048           30,915
       2.18%, 04/11/05                                   23,000           22,862
       2.54%, 05/23/05                                    7,452            7,378
       2.73%, 06/06/05                                    5,766            5,699
       2.74%, 06/08/05                                   10,134           10,014

    *+ WINDMILL FUNDING CORP., SECTION 4(2) / 144A
       2.28%, 01/11/05                                  100,000           99,937

    *+ YORKTOWN CAPITAL, L.L.C., SECTION 4(2) / 144A
       2.26%, 01/05/05                                   66,000           65,984
                                                                     -----------
                                                                      11,521,197
       CERTIFICATES OF DEPOSIT  22.3%
       -------------------------------------------------------------------------
       AMERICAN EXPRESS CENTURION BANK
       2.25%, 01/04/05                                   82,000           82,000

       BANCO BILBAO VIZCAYA ARGENTARIA S.A
       2.02%, 03/02/05                                   36,000           36,000

       BAYERISCHE LANDESBANK GIROZENTRALE
       1.71%, 05/23/05                                   30,000           29,998

       BNP PARIBAS
       2.28%, 02/24/05                                  419,000          419,000
       2.30%, 02/25/05                                  128,000          128,000
       2.44%, 03/11/05                                  210,000          210,000
       1.50%, 05/06/05                                  150,000          149,995

       CALYON
       2.35%, 03/04/05                                  140,000          140,000


                                                         See financial notes. 25

SCHWAB VALUE ADVANTAGE MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       CANADIAN IMPERIAL BANK OF COMMERCE
       2.38%, 02/22/05                                  275,000          275,000

       CITIBANK, N.A.
       2.31%, 02/24/05                                  295,000          295,000
       2.40%, 03/07/05                                  172,000          172,000

       CREDIT SUISSE FIRST BOSTON
       2.21%, 01/25/05                                   50,000           50,000
       2.40%, 02/25/05                                  221,000          221,000

       DANSKE BANK A/S
       1.95%, 01/05/05                                   80,000           80,000

       DEUTSCHE BANK, AG
       1.60%, 05/20/05                                   40,000           40,000

       DEXIA BANK BELGIUM
       2.05%, 01/25/05                                   35,000           35,000
       1.50%, 05/04/05                                   74,000           73,996

       FIRST TENNESSEE BANK, N.A.
       2.43%, 03/02/05                                   50,000           50,000

     + HBOS TREASURY SERVICES, PLC
       2.36%, 03/07/05                                   41,000           41,000
       2.73%, 06/29/05                                   65,000           65,000

       HSH NORDBANK, AG
       2.12%, 06/15/05                                   65,000           64,994

       LANDESBANK BADEN-WURTTEMBERG
       2.10%, 03/07/05                                   50,000           50,000

       LANDESBANK HESSEN-THURINGEN GIROZENTRALE
       2.37%, 03/07/05                                  135,000          135,000
       1.52%, 05/13/05                                   20,000           20,000

       LLOYDS TSB BANK, PLC
       2.04%, 03/01/05                                   39,000           39,000
       2.02%, 03/04/05                                   48,000           48,000

       NATIONWIDE BUILDING SOCIETY
       2.39%, 03/09/05                                  146,000          146,000

       NORDDEUTSCHE LANDESBANK GIROZENTRALE
       1.50%, 05/06/05                                   30,000           30,000
       1.51%, 05/13/05                                   46,000           45,997
       1.63%, 05/16/05                                  117,000          116,994
       1.60%, 05/20/05                                   28,000           28,000

       NORDEA BANK FINLAND, PLC
       2.21%, 01/25/05                                   37,000           37,000
       2.37%, 03/10/05                                   25,500           25,500

       RABOBANK NEDERLAND
       2.32%, 02/02/05                                  180,000          180,000

       ROYAL BANK OF SCOTLAND, PLC
       1.75%, 05/27/05                                   45,000           44,997
       2.17%, 07/01/05                                   75,000           74,991

       SKANDINAVISKA ENSKILDA BANKEN AB
       2.06%, 01/25/05                                   34,000           34,000
       2.32%, 02/02/05                                   40,000           40,000

       TORONTO DOMINION BANK
       2.32%, 02/02/05                                    6,000            6,000
       2.40%, 03/09/05                                   39,000           39,000
       2.30%, 05/12/05                                  102,000          102,000

       U.S. BANK, N.A.
       2.25%, 01/13/05                                   50,000           50,000
       2.36%, 03/11/05                                  260,000          260,000

       UBS, AG
       1.40%, 04/04/05                                  200,000          199,992

       UNICREDITO ITALIANO SPA
       2.02%, 01/19/05                                   85,000           85,000
       2.40%, 02/28/05                                  108,000          108,000
       2.37%, 03/08/05                                  100,000          100,000
       2.40%, 03/09/05                                  100,000          100,000
       2.70%, 06/24/05                                   95,000           95,000

       WASHINGTON MUTUAL BANK, FA
       1.99%, 01/10/05                                   45,000           45,000
       2.02%, 01/20/05                                   85,000           85,000
       2.05%, 01/26/05                                   85,000           85,000

       WELLS FARGO BANK, N.A.
       2.36%, 01/27/05                                  375,000          375,000
       2.05%, 01/31/05                                  140,000          140,000

       WESTLB AG
       2.29%, 01/10/05                                   90,000           89,982
                                                                     -----------
                                                                       5,718,436
       BANK NOTES  1.3%
       -------------------------------------------------------------------------
       BANK OF AMERICA, N.A.
       2.42%, 03/03/05                                  285,000          285,000
       STANDARD FEDERAL BANK, N.A.
       2.38%, 02/23/05                                   39,000           39,000
                                                                     -----------
                                                                         324,000


26 See financial notes.

SCHWAB VALUE ADVANTAGE MONEY FUND

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       PROMISSORY NOTES  0.3%
       -------------------------------------------------------------------------
     o THE GOLDMAN SACHS GROUP, INC.
       2.00%, 02/17/05                                   36,000           36,000
       1.94%, 02/18/05                                   45,000           45,000
                                                                     -----------
                                                                          81,000
       U.S. GOVERNMENT SECURITIES  1.7% of net assets

       DISCOUNT NOTES  0.2%
       -------------------------------------------------------------------------
       FREDDIE MAC
       2.09%, 03/29/05                                   45,000           44,775

       COUPON NOTES  1.5%
       -------------------------------------------------------------------------
       FANNIE MAE
       1.43%, 02/09/05                                  175,000          175,000
       1.35%, 04/28/05                                   50,000           50,000
       1.50%, 05/09/05                                   70,000           70,000
       1.61%, 05/13/05                                   80,000           80,000
                                                                     -----------
                                                                         375,000
       VARIABLE-RATE OBLIGATIONS  19.4% of net assets

     + ACCESS LOANS FOR LEARNING STUDENT LOAN CORP.
       Taxable Student Loan RB Series II-A-6
       2.39%, 01/07/05                                   27,800           27,800

       BANK OF NEW YORK CO., INC., 144A
       2.44%, 01/27/05                                   50,000           50,000

       BARCLAYS BANK, PLC
       2.32%, 01/18/05                                  400,000          399,925
       2.34%, 01/25/05                                   40,000           39,995
       2.35%, 01/31/05                                  260,000          259,930

       BAYERISCHE LANDESBANK GIROZENTRALE
       2.37%, 01/31/05                                   30,000           30,000
       2.34%, 01/31/05                                   75,000           74,976

       CANADIAN IMPERIAL BANK OF COMMERCE
       2.45%, 01/18/05                                  100,000          100,000

     + CENTRAL BAPTIST CHURCH OF HIXSON, TENNESSEE
       2.47%, 01/07/05                                   13,000           13,000

       CHASE MANHATTAN BANK (USA) NA
       2.34%, 01/11/05                                  100,000          100,000

     + CITY OF NEW BRITAIN, CONNECTICUT
       GO Pension Bonds Series 1998
       2.47%, 01/07/05                                   40,000           40,000

     + COLUMBUS, GEORGIA DEVELOPMENT AUTHORITY
       Taxable RB (Jay Leasing, Inc.
       Project) Series 1997
       2.47%, 01/07/05                                    5,860            5,860

     * DORADA FINANCE, INC., SECTION 3C7 / 144A
       2.41%, 01/07/05                                   65,000           65,000

       FANNIE MAE
       1.88%, 01/03/05                                  100,000           99,951
       2.30%, 01/31/05                                  200,000          199,937

       FEDERAL HOME LOAN BANK
       2.23%, 01/05/05                                  225,000          224,914

     o GE CAPITAL ASSURANCE CO.
       2.34%, 01/01/05                                   50,000           50,000

       GENERAL ELECTRIC CAPITAL CORP.
       2.51%, 01/18/05                                  225,000          225,000

       HSH NORDBANK, AG
       2.30%, 01/10/05                                   93,000           92,981

     o J.P. MORGAN SECURITIES, INC.
       2.41%, 01/01/05                                  100,000          100,000

       LANDESBANK BADEN-WURTTEMBERG
       2.35%, 01/24/05                                   30,000           29,991
       2.36%, 01/24/05                                   50,000           49,996
       2.37%, 03/04/05                                  185,000          184,994

     * LIBERTY LIGHTHOUSE U.S. CAPITAL CO. L.L.C. 4(2) / 144A
       2.39%, 01/24/05                                   47,000           47,000
       2.38%, 01/26/05                                   50,000           49,993

    *+ LINKS FINANCE, L.L.C.,
       2.35%, 01/18/05                                  127,000          126,969
       2.36%, 01/20/05                                   50,000           49,995
       2.37%, 01/25/05                                   50,000           49,994
       2.40%, 01/26/05                                   25,000           25,001

     + LOANSTAR ASSETS PARTNERS II, L.P.
       2.52%, 01/07/05                                   25,000           25,000

     + MERLOT TRUST SECTION 4(2) / 144A
       Series 2000B
       2.57%, 01/07/05                                   30,000           30,000

       MERRILL LYNCH & CO, INC.
       2.23%, 01/03/05                                   85,000           85,000

     o METROPOLITAN LIFE INSURANCE CO.
       2.33%, 01/30/05                                   50,000           50,000
       2.24%, 02/01/05                                  100,000          100,000


                                                         See financial notes. 27

SCHWAB VALUE ADVANTAGE MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
     o MONUMENTAL LIFE INSURANCE CO.
       2.29%, 01/03/05                                  100,000          100,000
       2.38%, 01/03/05                                  110,000          110,000

     + NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
       Taxable Economic Development
       Bonds (MSNBC CNBC Project)
       Series 1997A
       2.27%, 01/03/05                                   19,500           19,500

       NORDDEUTSCHE LANDESBANK GIROZENTRALE
       2.32%, 01/12/05                                   20,000           19,996

       NORDEA BANK FINLAND, PLC
       2.35%, 01/24/05                                   20,000           19,997

       ROYAL BANK OF CANADA
       2.25%, 01/04/05                                   40,000           39,998

       ROYAL BANK OF CANADA, 144A
       2.38%, 01/10/05                                   40,000           40,000

       ROYAL BANK OF SCOTLAND, PLC
       2.31%, 01/11/05                                   34,000           33,995
       2.33%, 01/14/05                                   75,000           74,990
       2.34%, 01/31/05                                   18,000           17,995

    *+ SIGMA FINANCE, INC., SECTION 3C7 / 144A
       2.35%, 01/18/05                                   45,000           44,996
       2.36%, 01/18/05                                   18,000           17,996
       2.39%, 01/18/05                                   20,000           20,001
       2.36%, 01/20/05                                  160,000          159,985
       2.37%, 01/25/05                                  150,000          149,984
       2.37%, 01/25/05                                  115,000          114,971
       2.37%, 01/31/05                                   15,000           14,998

       SOCIETE GENERALE
       2.29%, 01/10/05                                   50,000           49,999

     o THE GOLDMAN SACHS GROUP, INC., 144A
       2.41%, 01/10/05                                  125,000          125,000

     + TOWN OF ISLIP, NEW YORK IDA
       Taxable Adjustable Rate IDRB
       (Nussdorf Associates/Quality
       King Distributions, Inc. Facility)
       Series 1992
       2.71%, 01/07/05                                    1,940            1,940

     o TRAVELERS INSURANCE CO., 144A
       2.48%, 01/20/05                                  100,000          100,000
       2.22%, 01/29/05                                   25,000           25,000
       2.47%, 01/31/05                                   25,000           25,000

       UBS, AG
       2.43%, 01/18/05                                  250,000          249,961

       WELLS FARGO & CO.
       2.57%, 03/24/05                                   98,750           98,773

       WELLS FARGO & CO., 144A
       2.37%, 01/18/05                                  120,000          120,002

       WESTLB, AG
       2.36%, 01/20/05                                   30,000           29,997

     * WHITE PINE FINANCE, L.L.C., SECTION 3C7 / 144A
       2.38%, 01/28/05                                   45,000           44,994
                                                                     -----------
                                                                       4,973,270

                                                  MATURITY AMOUNT
       SECURITY                                     ($ x 1,000)
       OTHER INVESTMENTS  9.9% of net assets

       REPURCHASE AGREEMENTS  9.9%
       -------------------------------------------------------------------------
       BANK OF AMERICA SECURITIES, L.L.C.
       Tri-Party Repurchase Agreement
       Collateralized by U.S. Government
       Securities with a value of $606,900
       2.28%, issued 12/31/04,
       due 01/03/05                                       595,113       595,000

       CREDIT SUISSE FIRST BOSTON L.L.C.
       Tri-Party Repurchase Agreement
       Collateralized by U.S. Government
       Securities with a value of $20,524
       2.30%, issued 12/31/04,
       due 01/03/05                                        20,123        20,119

       GOLDMAN SACHS & CO.
       Tri-Party Repurchase Agreement
       Collateralized by U.S. Government
       Securities with a value of $384,540
       2.38%, issued 12/29/04,
       due 01/05/05                                       127,059       127,000
       2.38%, issued 12/29/04,
       due 01/06/05                                       250,132       250,000

       MORGAN STANLEY & CO. INC.
       Tri-Party Repurchase Agreement
       Collateralized by U.S. Government
       Securities with a value of $718,796
       2.28%, issued 12/31/04,
       due 01/03/05                                       700,133       700,000


28 See financial notes.

SCHWAB VALUE ADVANTAGE MONEY FUND

                                                  MATURITY AMOUNT       VALUE
       SECURITY                                     ($ x 1,000)      ($ x 1,000)
       UBS FINANCIAL SERVICES, INC.
       Tri-Party Repurchase Agreement
       Collateralized by U.S. Government
       Securities with a value of $867,005
       2.28%, issued 12/31/04,
       due 01/03/05                                       800,152        800,000
       2.29%, issued 12/07/04,
       due 01/07/05                                        50,099         50,000
                                                                     -----------
                                                                       2,542,119

END OF INVESTMENTS.

       ISSUER                                                           COST/
       RATE, ACQUISITION DATE,                      FACE AMOUNT         VALUE
       MATURITY DATE                                ($ x 1,000)      ($ x 1,000)
       AT 12/31/04, PORTFOLIO HOLDINGS INCLUDED RESTRICTED
       AND/OR ILLIQUID SECURITIES AS FOLLOWS:

       GE CAPITAL ASSURANCE CO.
       2.34%, 10/01/04, 01/01/05                         50,000           50,000

       J.P. MORGAN SECURITIES, INC.
       2.41%, 12/20/04, 01/01/05                        100,000          100,000

       METROPOLITAN LIFE INSURANCE CO.
       2.23%, 12/28/00, 01/30/05                         50,000           50,000
       2.24%, 02/03/03, 02/01/05                        100,000          100,000
                                                                     -----------
                                                                         150,000
       MONUMENTAL LIFE INSURANCE CO.
       2.29%, 10/09/96, 01/03/05                        100,000          100,000
       2.38%, 06/10/93, 01/03/05                         10,000           10,000
       2.38%, 01/12/00, 01/03/05                        100,000          100,000
                                                                     -----------
                                                                         210,000
       THE GOLDMAN SACHS GROUP, INC., 144A
       2.41%, 07/07/04, 01/10/05                        125,000          125,000

       THE GOLDMAN SACHS GROUP, INC.
       2.00%, 08/31/04, 02/17/05                         36,000           36,000
       1.94%, 08/18/04, 02/18/05                         45,000           45,000
                                                                     -----------
                                                                          81,000
       TRAVELERS INSURANCE CO.
       2.48%, 08/20/04, 01/20/05                        100,000          100,000
       2.47%, 01/30/04, 01/31/05                         25,000           25,000
       2.22%, 10/29/04, 01/29/05                         25,000           25,000
                                                                     -----------
                                                                         150,000


                                                         See financial notes. 29

SCHWAB VALUE ADVANTAGE MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                               $23,037,678 a
Repurchase agreements, at value                                       2,542,119 a
Receivables:
  Fund shares sold                                                      119,001
  Interest                                                               30,791
Prepaid expenses                                                  +         219
                                                                  --------------
TOTAL ASSETS                                                         25,729,808

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                   94,535
  Dividends to shareholders                                               6,051
  Investment adviser and administrator fees                                 447
  Transfer agent and shareholder service fees                               285
  Trustees' fees                                                             18
Accrued expenses                                                  +         484
                                                                  --------------
TOTAL LIABILITIES                                                       101,820

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         25,729,808
TOTAL LIABILITIES                                                 -     101,820
                                                                  --------------
NET ASSETS                                                          $25,627,988

NET ASSETS BY SOURCE
Capital received from investors                                      25,628,091
Net realized capital losses                                                (103)

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                      SHARES
SHARE CLASS               NET ASSETS      /      OUTSTANDING       =         NAV
Investor Shares          $23,365,496              23,365,707               $1.00
Select Shares             $1,208,891               1,208,891               $1.00
Institional Shares        $1,053,601               1,053,602               $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost of the fund's securities was $25,579,797 Includes restricted and/or illiquid securities worth $866,000, or 3.38% of the fund's total net assets. Also, includes other restricted but deemed liquid securities comprised of 144A, section 4(2) and 3c7 securities, worth $9,101,456 or 35.51% of the fund's total net assets.

FEDERAL TAX DATA
---------------------------------------------------------------
COST BASIS OF PORTFOLIO                             $25,579,797

AS OF DECEMBER 31, 2004:

UNUSED CAPITAL LOSSES:
Expires 12/31 of:                                  Loss amount:
  2005                                                     $103


30 See financial notes.

SCHWAB VALUE ADVANTAGE MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                              $398,844

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               91,723 a
Transfer agent and shareholder service fees:
  Investor Shares                                                       57,228 b
  Select Shares                                                          2,437 b
  Institutional Shares                                                   2,245 b
Trustees' fees                                                              84 c
Custodian and portfolio accounting fees                                  2,487
Professional fees                                                          120
Registration fees                                                          847
Shareholder reports                                                        242
Other expenses                                                      +      407
                                                                    ----------
Total expenses                                                         157,820
Expense reduction                                                   -   34,437 d
                                                                    ----------
NET EXPENSES                                                           123,383

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                398,844
NET EXPENSES                                                        -  123,383
                                                                    ----------
NET INVESTMENT INCOME                                                  275,461
                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                $275,461

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services 0.17% of the fund's assets. These fees are paid by Charles Schwab & Co., Inc. (Schwab)

c For the fund's independent trustees only.

d Includes $31,187 from the investment adviser (CSIM) and $3,250 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through April 30, 2005, as follows:

                                     % OF AVERAGE
  SHARE CLASS                      DAILY NET ASSETS
  --------------------------------------------------
  Investor Shares                       0.45
  Select Shares                         0.35
  Institutional Shares                  0.24

  This limit excludes interest, taxes and certain non-routine expenses.


See financial notes. 31

SCHWAB VALUE ADVANTAGE MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                             1/1/04-12/31/04    1/1/03-12/31/03
Net investment income                               $275,461           $296,987
Net realized gains                                        --                  1
                                             -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               275,461            296,988

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income
Investor Shares                                      251,075            283,303
Select Shares                                         12,183              6,346
Institutional Shares                         +        12,203              7,338
                                             -----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME           275,461            296,987 a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
SHARES SOLD
Investor Shares                                   18,381,853         22,006,388
Select Shares                                      2,590,824          2,532,939
Institutional Shares                         +     2,979,806          2,319,828
                                             -----------------------------------
TOTAL SHARES SOLD                                 23,952,483         26,859,155

SHARES REINVESTED
Investor Shares                                      229,151            263,067
Select Shares                                         10,546              5,541
Institutional Shares                         +        10,215              6,123
                                             -----------------------------------
TOTAL SHARES REINVESTED                              249,912            274,731

SHARES REDEEMED
Investor Shares                                  (24,105,952)       (32,136,966)
Select Shares                                     (2,405,370)        (1,525,589)
Institutional Shares                         +    (2,656,903)        (2,126,860)
                                             -----------------------------------
TOTAL SHARES REDEEMED                            (29,168,225)       (35,789,415)

NET TRANSACTIONS IN FUND SHARES                   (4,965,830)        (8,655,529) c

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               30,593,818         39,249,346
Total decrease                               +    (4,965,830)        (8,655,528) d
                                             -----------------------------------
END OF PERIOD                                    $25,627,988        $30,593,818

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR
  Ordinary income                  $275,461
  Long-term capital gains               $--

  PRIOR YEAR
  Ordinary income                  $296,987
  Long-term capital gains               $--

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars. The fund started offering Select Shares on February 28, 2003.

c Represents shares sold plus shares reinvested, minus shares redeemed.

d Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


32 See financial Notes.

SCHWAB MONEY FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE SCHWAB VALUE ADVANTAGE MONEY FUND OFFERS THREE SHARE CLASSES: Investor Shares, Select Shares and Institutional Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. The Schwab Government Money and U.S. Treasury Money Funds each offers one share class.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the sections earlier in this report. However, there are certain other fund operations and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created. Any repurchase agreements with due dates later than seven days from issue dates may be subject to seven day put features for liquidity purposes.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in The Charles Schwab Family of Funds. The funds discussed in this report are highlighted.

THE CHARLES SCHWAB FAMILY OF FUNDS
organized October 20, 1989
 Schwab Money Market Fund
 SCHWAB GOVERNMENT MONEY FUND
 SCHWAB U.S. TREASURY MONEY FUND
 SCHWAB VALUE ADVANTAGE MONEY FUND
 Schwab Municipal Money Fund
 Schwab California Municipal Money Fund
 Schwab New York Municipal Money Fund
 Schwab New Jersey Municipal Money Fund
 Schwab Pennsylvania Municipal Money Fund
 Schwab Florida Municipal Money Fund
 Schwab Massachusetts Municipal Money Fund
 Schwab Retirement Advantage Money Fund
 Schwab Retirement Money Fund
 Schwab Government Cash Reserves
 Schwab Advisor Cash Reserves
 Schwab Cash Reserves

SCHWAB MONEY FUNDS

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other Schwab Funds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trust to which the funds belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There was no borrowing for any funds during the period.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax. The net investment and net realized capital gains and losses may differ for financial statement and tax purpose primarily due to differing treatments of wash sale losses and market discount.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THEIR SECURITIES AT AMORTIZED COST, which approximates market value.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

SCHWAB MONEY FUNDS

INTEREST INCOME is recorded as it accrues. If a fund buys a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund or a class are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also may keep certain assets in segregated accounts, as required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Government Money Fund(TM)
Schwab U.S. Treasury Money Fund(TM)
Schwab Value Advantage Money Fund(R)

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Government Money Fund, Schwab U.S. Treasury Money Fund, and Schwab Value Advantage Money Fund (three of the funds constituting The Charles Schwab Family of Funds, hereafter referred to as the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2005

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the Schwab Funds (of which there were 53 as of 12/31/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                       TRUST POSITION(S);
NAME AND BIRTHDATE     TRUSTEE SINCE                         MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2    Chairman, Trustee:                    Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab &
7/29/37                Family of Funds, 1989;                Co., Inc.; Chair, Director, Charles Schwab Investment Management,
                       Investments, 1991;                    Inc.; Chair, Charles Schwab Holdings (UK); CEO, Director, Charles
                       Capital Trust, 1993;                  Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I,
                       Annuity Portfolios, 1994.             Schwab International Holdings, Inc.; Director, Charles Schwab Bank,
                                                             N.A., U.S. Trust, United States Trust Co. of New York, Siebel Systems
                                                             (software), Xsign, Inc. (electronic payment systems), TrustMark, Inc.,
                                                             All Kinds of Minds (education); Trustee, Stanford University. Until
                                                             5/04: Director, The Gap, Inc. (clothing retailer). Until 5/03: Co-CEO,
                                                             The Charles Schwab Corp. Until 3/02: Director, Audiobase, Inc.
                                                             (Internet audio solutions). Until 5/02: Director, Vodaphone AirTouch
                                                             PLC (telecommunications). Until 7/01: Director, The Charles Schwab
                                                             Trust Co.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE     TRUST OFFICE(S) HELD               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER        President, CEO                     EVP, President, Director, Charles Schwab Investment Management,
5/4/55                 (all trusts).                      Inc; Until 7/04: SVP for Development and Distribution, Asset
                                                          Management Products and Services Enterprise; Until 6/03: EVP,
                                                          CFO, Chief Administrative Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD        SVP, Chief Investment              SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                 Officer (all trusts).              Management, Inc.; Chief Investment Officer, The Charles Schwab
                                                          Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS         SVP, Chief Investment              Since 9/04: Chief Investment Officer, Fixed Income, Charles
7/10/59                Officer (all trusts).              Schwab Investment Management, Inc.; Since 6/04: SVP, Charles Schwab
                                                          Investment Management, Inc.; Until 6/04: VP, Charles Schwab
                                                          Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER       SVP, Chief Investment              Since 5/04: SVP, Chief Investment Officer, Equities, Charles Schwab
9/29/63                Officer (all trusts).              Investment Management, Inc.; Since 6/04: VP, Chief Investment
                                                          Officer, Laudus Trust; Until 5/04: VP, Charles Schwab Investment
                                                          Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE       Chief Compliance                   Since 9/04: SVP, Institutional Compliance and Chief Compliance
11/11/60               Officer (all trusts).              Officer, Charles Schwab Investment Management, Inc.; Until 9/04:
                                                          VP, Charles Schwab & Co., Charles Schwab Investment Management,
                                                          Inc.; Until 2002: VP of Internal Audit, Charles Schwab & Co.;
                                                          Prior to 2000: PricewaterhouseCoopers.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON         Secretary (all trusts).            SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                   Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                          U.S. Securities and Exchange Commission, San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA         Treasurer, Principal               Since 11/04: SVP, CFO, Charles Schwab Investment Management,
6/9/64                 Financial Officer                  Inc.; Until 11/04: SVP, Financial Reporting, Charles Schwab & Co., Inc.;
                       (all trusts).                      Until 12/99: Chief Financial Officer, Commerzbank Capital Markets;
                                                          Until 9/99: Managing Director at the New York Stock Exchange.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE     TRUSTEE SINCE                      MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER     2000 (all trusts).                 Since 2/05: Director, Pacific Life Insurance Company; Chair, JDN
8/13/60                                                   Corp. Advisory LLC; Trustee, Stanford University, America First
                                                          Cos., Omaha, NE (venture capital/fund management), Redwood
                                                          Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                          International (research), PMI Group, Inc. (mortgage insurance),
                                                          Lucile Packard Children's Hospital, Laudus Trust, Laudus Variable
                                                          Insurance Trust. 2001: Special Advisor to the President, Stanford
                                                          University. Until 2001: VP, Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD      Family of Funds, 1989;             CEO, Dorward & Associates (corporate management, marketing
9/23/31                Investments, 1991;                 and communications consulting). Until 1999: EVP, Managing Director,
                       Capital Trust, 1993;               Grey Advertising. Until 1996: President, CEO, Allen & Dorward
                       Annuity Portfolios,1994.           Advertising.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER      2000 (all trusts).                 Director, Aphton Corp. (bio-pharmaceuticals); Non-Executive Chair,
11/22/41                                                  Trustee, Solectron Corp. (manufacturing), Mission West Properties
                                                          (commercial real estate), Stratex Networks (network equipment), Laudus
                                                          Trust, Laudus Variable Insurance Trust; Public Governor, Member,
                                                          executive committee, Pacific Stock & Options Exchange. Until 2/04:
                                                          Co-CEO, Aphton Corp. (bio-pharmaceuticals). Until 1998: Dean,
                                                          Haas School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES       Family of Funds, 1989;             Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                Investments, 1991;                 services and investment advisory firm).
                       Capital Trust, 1993;
                       Annuity Portfolios,1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH        2000 (all trusts).                 Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                   Trustee, Cooper Industries (electrical products, tools and hardware);
                                                          Member, audit committee, Northern Border Partners, L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS     Family of Funds, 1989;             Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                Investments, 1991;                 Chair, CEO, North American Trust (real estate investment trust).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY      Family of Funds, 1989;             Chair, CEO, Wilsey Bennett, Inc. (real estate investment and
8/18/43                Investments, 1991;                 management, and other investments).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.

GLOSSARY

AGENCY DISCOUNT NOTES Notes issued by federal agencies--known as Government Sponsored Enterprises, or GSEs--at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITIES Bonds or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

BOND ANTICIPATION NOTES Obligations sold by a municipality on an interim basis in anticipation of the municipality's issuance of a longer-term bond in the future.

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COMMERCIAL PAPER Promissory notes issued by banks, corporations, state and local governments and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

CREDIT-ENHANCED SECURITIES Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security's value, are designed to help lower the risk of default on a security and may also make the security more liquid.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. Federal regulations strictly limit the credit quality of the securities a money market fund can buy.

CREDIT RATINGS Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor's, Fitch, Inc. and Moody's Investor Service, to rate their credit-worthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor's and Fitch, and Aaa, Aa, A and Baa for Moody's.

CREDIT RISK The risk that a debt issuer may be unable to pay interest or principal to its debtholders.

PORTFOLIO TERMS

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

ACES  Adjustable convertible extendable security
BAN   Bond anticipation note
COP   Certificate of participation
GAN   Grant anticipation note
GO    General obligation
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDRB  Industrial Development Revenue Bond
M/F   Multi-family
RAN   Revenue anticipation note
RB    Revenue bond
S/F   Single-family
TAN   Tax anticipation note
TECP  Tax-exempt commercial paper
TRAN  Tax and revenue anticipation note
VRD   Variable-rate demand

DOLLAR-WEIGHTED AVERAGE MATURITY (DWAM) See weighted average maturity.

EFFECTIVE YIELD A measurement of a fund's yield that assumes that all dividends were reinvested in additional shares of the fund.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

FACE VALUE The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

ILLIQUID SECURITIES Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

INTEREST Payments to holders of debt securities as compensation for loaning a security's principal to the issuer.

LIQUIDITY-ENHANCED SECURITY A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

MATURITY The date a debt security is scheduled to be "retired" and its principal amount returned to the bondholder.

MONEY MARKET SECURITIES High-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (such as banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE PER SHARE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE ANTICIPATION NOTES Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

SECTION 3C7 SECURITIES Section 3c7 of the Investment Company Act of 1940 (the "1940 Act") exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by "qualified purchasers" and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

TAX ANTICIPATION NOTES Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

TIER 1, TIER 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security's tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab(R) Institutional Select(R) Funds
  Schwab(R) Institutional Select(R) S&P 500 Fund
  Schwab(R) Institutional Select(R) Large-Cap Value Index Fund
  Schwab(R) Institutional Select(R) Small-Cap Value Index Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
  Schwab MarketTrack All Equity Portfolio(TM)
  Schwab MarketTrack Growth Portfolio(TM)
  Schwab MarketTrack Balanced Portfolio(TM)
  Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
  Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc. (Schwab)

FUNDS
Schwab Funds(R)
P.O. Box 3812, Englewood, CO 80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.

REG31360

SCHWAB MUNICIPAL MONEY FUND(TM)

      ANNUAL REPORT
      December 31, 2004


                                                           [CHARLES SCHWAB LOGO]

IN THIS REPORT

     Schwab Municipal Money Fund(TM)
        Sweep Shares: SWXXX
        Value Advantage Shares(TM): SWTXX
        Select Shares(R): SWLXX
        Institutional Shares: SWOXX


     Management's Discussion ..............................................  2
        The president of Schwab Funds(R) and the fund's manager take a look at the factors that shaped fund performance during the report period.

     Performance and Fund Facts ...........  5

     Fund Expenses  ......................................................   6

     Financial Statements ................................................   7

     Financial Notes  ....................................................  54

     Fund Trustees  ......................................................  58

     Glossary  ...........................................................  61

     Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder,

I understand that selecting a financial services company is an important decision you make as an investor and is one that we take very seriously. In fact, we made recent changes that we believe will both improve the quality of service you receive and give you the best value possible. For example, we reduced the average cost of security trades and we also expanded access to high-quality investment products.

Looking forward, we continue to see tremendous opportunities for investors, and my colleagues and I are committed to helping you maximize them. The changes we made last year at Schwab laid a foundation for more improvements this year. We will continue to expand the array of products and services that you are looking for, including new cash management and credit products from the Schwab Bank and new mutual fund products.

During the period since our semi-annual money fund report, I'm happy to announce that Evelyn Dilsaver has been named CEO and President of Schwab Funds(R). Although new to the position, Evelyn is no stranger to Schwab Funds, having been an officer in several other capacities at Schwab. Her broad experience in product creation, coupled with a comprehensive understanding of your financial needs, make her the ideal candidate for her new role.

I speak for Evelyn, as well as the rest of the Schwab Funds group, when I say we want Schwab to be a place where investors can find useful, quality financial products and services to help them succeed. Regardless of the size of their portfolios, Schwab should be the place investors can always trust to watch out for their best interests.

This commitment to our shareholders will not change, as nothing is more important to us than your trust. Thank you for investing with us.

Sincerely,

/s/ Charles R Schwab

MANAGEMENT'S DISCUSSION for the year ended December 31, 2004

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I am very excited about my new role as President and CEO of Schwab Funds(R). My experience at Schwab has given me many opportunities to focus on meeting the needs of our clients. This will continue to be my emphasis, and I reiterate what Chuck Schwab noted in his letter, that our goal is to offer you better value and more relevant choices.

When we discuss Schwab Funds with our clients, we often hear that you want to know that you're getting the best value. We find that shareholders may be unaware that some of the Schwab Funds offer additional share classes that carry lower expenses in exchange for higher initial investments of $25,000 or more. I encourage you to review your accounts to see if you are eligible to purchase these money-saving shares. If you would like to learn more about these potentially cost-saving shares, our investment consultants are available to assist you.

I'm pleased to announce that we launched a new sweep money fund last summer-- Schwab Cash Reserves--which offers eligible investors lower expenses on a sweep fund. My plan is to build on this legacy of value and continue to offer unique investment solutions to help you meet your financial goals.

I also want to point out that over the past year, the Federal Reserve raised short-term interest rates five times, up to 2.25% at year-end, making yields on the Schwab Funds' money funds more attractive than they were earlier in the year. I'm noting this because, no matter what the economic outlook is, most investors' asset-allocation strategies include a cash component, which offers liquidity and capital preservation that can help to lessen the effect of the market's volatility.

I look forward to serving you in my new role. Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.


2 Schwab Municipal Money Fund

[PHOTO OF KEVIN SHAUGHNESSY]

KEVIN SHAUGHNESSY, CFA, a vice president of the investment adviser and senior portfolio manager, is responsible for the overall management of the fund. Prior to joining the firm in 2000, he worked for more than ten years in fixed-income portfolio management.

[PHOTO OF WALTER BEVERIDGE]

WALTER BEVERIDGE, a portfolio manager, is responsible for day-to-day management of the fund. Prior to joining the firm in 1992, he worked for nearly ten years in asset management.

THE INVESTMENT ENVIRONMENT AND THE FUND

2004 STARTED OFF POSITIVELY, CONTINUING THE ENCOURAGING ECONOMIC TREND THAT WAS REPORTED TOWARD THE END OF 2003. Businesses added to their inventories, factory orders rose and production gained some strength. Retail sales continued to rise and higher commodity prices were holding. Mortgage refinancing activity, while still significant, waned as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid gains. In fact, aside from a "soft patch" in early summer, the economy stayed strong throughout 2004.

The firming labor market, as well as steady gains in capital spending, kept the expansion on a self-sustaining path. The caution surrounding the economic outlook and geopolitical environment began to dissipate last spring and firms, unable to continue boosting productivity by restraining hiring, added more than two million new jobs during the year. Moreover, many leading indicators, such as the Institute for Supply Management's business activity surveys, suggested further improvement, while continuing claims for unemployment benefits remained near cyclical lows. In addition, consumer sentiment rebounded, the labor market continued to sustain consumer spending, and corporate liquidity remained positive.

Strong productivity growth and slack in the economy kept a lid on inflation. The Federal Reserve (Fed) began to take the Fed funds rate higher beginning in June amid signs of solidly expanding output and improved hiring. The rate was raised another four times in 2004, ending the year at a moderate 2.25%. The moves had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the hikes began.

Strengthening global demand for oil, particularly in the Pacific Rim, and supply constraints in the wake of the Florida hurricanes drove crude prices to record highs, above $50 per barrel in late October. Since then, crude prices backed off to the mid-$40 range, as supply concerns dissipated and China's economy continues to attempt to engineer a soft landing. Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.


                                                   Schwab Municipal Money Fund 3

MANAGEMENT'S DISCUSSION continued

      Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.


AS NOTED ABOVE, THE FED BEGAN A SERIES OF FIVE TIGHTENING MOVES IN JUNE, EVENTUALLY BRINGING THE RATE TO 2.25% AT YEAR END. These actions significantly impacted municipal money market yields. On average, yields on both fixed- and variable-rate muni notes increased by 1.0% from mid-March to year end. As a result, yields on muni money funds increased as well.

Anticipating the Fed tightening, yields on fixed-rate notes maturing from 6-12 months rose approximately 0.60% during the second quarter of the year. Since they offered the best relative value at the time, compared to other variable-rate securities, we increased the fund's position in this asset class, continuing to do so as yields rose. This resulted in an extension of the fund's weighted average maturity (WAM), which averaged 18 days longer when compared to the peer group.

For 2004, municipal note supply declined approximately 17% from 2003. This was a result of municipalities enjoying more robust economies and stronger tax receipts than they did in the previous year. As a result, there was less of a need for them to issue short-term notes. Demand for munis, however, remained steady for the year. This demand, combined with the decrease in new issuance, caused muni yields to rise at a slower pace than yields on short-term taxable securities.



Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


4 Schwab Municipal Money Fund

PERFORMANCE AND FUND FACTS as of 12/31/04

SEVEN-DAY YIELDS

The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.


                                 SWEEP    VALUE ADVANTAGE  SELECT     INSTITUTIONAL
                                 SHARES      SHARES(TM)   SHARES(R)      SHARES
-----------------------------------------------------------------------------------
SEVEN-DAY YIELD 1                 1.22%        1.43%        1.53%        1.64%
-----------------------------------------------------------------------------------
SEVEN-DAY YIELD--NO WAIVER 2      1.07%        1.30%        1.30%        1.30%
-----------------------------------------------------------------------------------
SEVEN-DAY EFFECTIVE YIELD 1       1.23%        1.44%        1.54%        1.65%
-----------------------------------------------------------------------------------
SEVEN-DAY TAXABLE--EQUIVALENT     1.89%        2.22%        2.37%        2.54%
EFFECTIVE YIELD 1, 3
-----------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

STATISTICS

Money funds must maintain a dollar-weighted average maturity of no longer than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

WEIGHTED AVERAGE MATURITY                                              42 days
--------------------------------------------------------------------------------
CREDIT QUALITY OF HOLDINGS % of portfolio                            100% Tier 1
--------------------------------------------------------------------------------
CREDIT-ENHANCED SECURITIES % of portfolio                                68%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT 4

  Sweep Investments(TM)                                                   *

  Value Advantage Shares                                               $25,000
     ($15,000 for IRA and custodial accounts)

  Select Shares                                                       $1,000,000

  Institutional Shares                                                $3,000,000
--------------------------------------------------------------------------------

  AN INVESTMENT IN A MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY FUND.

  Portfolio holdings may have changed since the report date.

1 Fund expenses have been partially absorbed by CSIM and Schwab.

2 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

3 Taxable-equivalent effective yield assumes a 2004 maximum federal regular income tax rate of 35.00%. Investment income may be subject to the Alternative Minimum Tax.

4 Please see prospectus for further detail and eligibility requirements.

* Subject to the eligibility terms and conditions of your Schwab account agreement.


                                                   Schwab Municipal Money Fund 5

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning July 1, 2004 and held through December 31, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's or share class' actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                         ENDING
                                                      BEGINNING       ACCOUNT VALUE         EXPENSES
                                  EXPENSE RATIO 1   ACCOUNT VALUE   (Net of Expenses)  PAID DURING PERIOD 2
                                    (Annualized)      at 7/1/04        at 12/31/04        7/1/04-12/31/04
-----------------------------------------------------------------------------------------------------------
SCHWAB MUNICIPAL MONEY FUND(TM)

Sweep Shares
   Actual Return                       0.66%           $1,000           $1,004.00            $3.32
   Hypothetical 5% Return              0.66%           $1,000           $1,021.82            $3.35

Value Advantage Shares(TM)
   Actual Return                       0.45%           $1,000           $1,005.10            $2.27
   Hypothetical 5% Return              0.45%           $1,000           $1,022.87            $2.29

Select Shares(R)
   Actual Return                       0.35%           $1,000           $1,005.60            $1.76
   Hypothetical 5% Return              0.35%           $1,000           $1,023.38            $1.78

Institutional Shares
   Actual Return                       0.24%           $1,000           $1,006.10            $1.21
   Hypothetical 5% Return              0.24%           $1,000           $1,023.93            $1.22

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for each share class are equal to that share class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.


6 Schwab Municipal Money Fund

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                             1/1/04-     1/1/03-     1/1/02-     1/1/01-     1/1/00-
SWEEP SHARES                                12/31/04    12/31/03    12/31/02    12/31/01    12/31/00
-------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        1.00        1.00        1.00        1.00        1.00
                                            -----------------------------------------------------------
Income from investment operations:
   Net investment income                      0.01       (0.00) 1     0.01        0.02        0.03
                                            -----------------------------------------------------------
Less distributions:
   Dividends from net investment income      (0.01)      (0.00) 1    (0.01)      (0.02)      (0.03)
                                            -----------------------------------------------------------
Net asset value at end of period              1.00        1.00        1.00        1.00        1.00
                                            -----------------------------------------------------------
Total return (%)                              0.60        0.46        0.91        2.23        3.53

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                     0.66        0.66        0.66        0.66        0.67 2
   Gross operating expenses                   0.81        0.81        0.82        0.83        0.84
   Net investment income                      0.60        0.46        0.90        2.21        3.47
Net assets, end of period ($ x 1,000,000)    7,563       7,494       7,435       7,265       6,780

                                             1/1/04-     1/1/03-     1/1/02-     1/1/01-     1/1/00-
VALUE ADVANTAGE SHARES                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00
-------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period        1.00        1.00        1.00        1.00        1.00
                                            -----------------------------------------------------------
Income from investment operations:
   Net investment income                      0.01        0.01        0.01        0.02        0.04
                                            -----------------------------------------------------------
Less distributions:
   Dividends from net investment income      (0.01)      (0.01)      (0.01)      (0.02)      (0.04)
                                            -----------------------------------------------------------
Net asset value at end of period              1.00        1.00        1.00        1.00        1.00
                                            -----------------------------------------------------------
Total return (%)                              0.81        0.68        1.12        2.45        3.75

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                     0.45        0.45        0.45        0.45        0.46 3
   Gross operating expenses                   0.58        0.58        0.59        0.61        0.64
   Net investment income                      0.80        0.68        1.11        2.35        3.70
Net assets, end of period ($ x 1,000,000)    3,245       3,901       4,480       3,778       2,919

1 Per-share amount was less than $0.01.

2 The ratio of net operating expenses would have been 0.66% if certain non-routine expenses (proxy fees) had not been included.

3 The ratio of net operating expenses would have been 0.45% if certain non-routine expenses (proxy fees) had not been included.


                                                          See financial notes. 7

SCHWAB MUNICIPAL MONEY FUND

                                                    1/1/04-      6/2/03 1-
SELECT SHARES                                      12/31/04      12/31/03
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period               1.00          1.00
                                                   -----------------------------
Income from investment operations:
   Net investment income                             0.01         (0.00) 2
                                                   -----------------------------
Less distributions:
   Dividends from net investment income             (0.01)        (0.00) 2
                                                   -----------------------------
Net asset value at end of period                     1.00          1.00
                                                   -----------------------------
Total return (%)                                     0.92          0.39 3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                            0.35          0.35 4
   Gross operating expenses                          0.58          0.58 4
   Net investment income                             0.93          0.68 4
Net assets, end of period ($ x 1,000,000)             727           474

                                                    1/1/04-      6/2/03 1-
INSTITUTIONAL SHARES                               12/31/04      12/31/03
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period               1.00          1.00
                                                   -----------------------------
Income from investment operations:
   Net investment income                             0.01         (0.00) 2
                                                   -----------------------------
Less distributions:
   Dividends from net investment income             (0.01)        (0.00) 2
                                                   -----------------------------
Net asset value at end of period                     1.00          1.00
                                                   -----------------------------
Total return (%)                                     1.03          0.45 3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                            0.24          0.24 4
   Gross operating expenses                          0.58          0.58 4
   Net investment income                             1.08          0.80 4
Net assets, end of period ($ x 1,000,000)           1,459           718

1 Commencement of operations.

2 Per-share amount was less than $0.01.

3 Not annualized.

4 Annualized.


8 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

+ Credit-enhanced security

~ Liquidity-enhanced security

@ Variable-rate security

o Tender option bond

= Delayed-delivery security

* All or a portion of this security is held as collateral for delayed delivery security

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                    COST                 VALUE
HOLDINGS BY CATEGORY                              ($x1,000)            ($x1,000)
--------------------------------------------------------------------------------
100.0%  MUNICIPAL
        SECURITIES                               12,990,258           12,990,258
--------------------------------------------------------------------------------
100.0%  TOTAL INVESTMENTS                        12,990,258           12,990,258

  0.0%  OTHER ASSETS AND
        LIABILITIES                                                        3,399
--------------------------------------------------------------------------------
100.0%  TOTAL NET ASSETS                                              12,993,657

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      MUNICIPAL SECURITIES 100.0% of net assets

      ALABAMA 0.8%

      ALABAMA IDA
   +@ IDRB (Scientific Utilization)
        Series 1996
        2.28%, 01/07/05                                      1,890         1,890

      BIRMINGHAM SPECIAL CARE
      FACILITIES FINANCING AUTH
   +@ Health Care Facility RB
        (Eastern Health System)
        Series 2003A
        2.00%, 01/07/05                                     36,500        36,500

      DAPHNE UTILITIES BOARD
  +~@ Water, Gas & Sewer Refunding
        RB Series 2000
        2.01%, 01/07/05                                      8,100         8,100

      DECATUR IDB
    @ Exempt Facilities Refunding RB
        (Nucor Steel Decatur)
        Series 2003A
        2.08%, 01/07/05                                     17,000        17,000

      DOTHAN IDB
   +@ IDRB (Baxley Blowpipe)
        Series 1997
        2.49%, 01/07/05                                        200           200

      FT PAYNE IDA
   +@ IDRB (Charleston Hosiery)
        Series 1997
        2.09%, 01/07/05                                      1,000         1,000

      HOOVER BOARD OF EDUCATION
 +~@o Capital Outlay TAN Series 2001
        2.04%, 01/07/05                                      9,860         9,860

      INDIAN SPRINGS VILLAGE
   +@ RB (Joseph Bruno Montessori
        Academy) Series 1999
        2.15%, 01/07/05                                      1,255         1,255

      SCOTTSBORO
   +@ School Warrants Series 1997
        2.00%, 01/07/05                                      3,655         3,655

      STEVENSON IDB
   +@ Environmental Improvement RB
        (Mead Corp) Series 1997
        2.02%, 01/07/05                                     17,300        17,300


                                                          See financial notes. 9

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      TUSCALOOSA CNTY
   +@ IDRB (Knight Specialties)
        Series 1998
        2.15%, 01/07/05                                        940           940
                                                                     -----------
                                                                          97,700
      ALASKA 0.2%

      ALASKA HFC
 +~@o General Mortgage RB
        Series 1999A
        2.06%, 01/07/05                                     21,805        21,805
  ~@o General Mortgage RB
        Series 2002A
        2.04%, 01/07/05                                      5,995         5,995
                                                                     -----------
                                                                          27,800
      ARIZONA 0.6%

      ARIZONA HEALTH FACILITIES AUTH
  +~@ Hospital RB (Northern Arizona
        Healthcare System)
        Series 1996B
        2.00%, 01/07/05                                      7,050         7,050
  +~@ RB (Arizona Voluntary Hospital
        Federation Pooled Loan
        Program) Series 1985A
        2.00%, 01/07/05                                      5,595         5,595
  +~@ RB (Arizona Voluntary Hospital
        Federation Pooled Loan
        Program) Series 1985B
        2.00%, 01/07/05                                      9,310         9,310

      CHANDLER IDA
   +@ IDRB (South Bay Circuits)
        Series 1999A
        2.10%, 01/07/05                                      1,300         1,300

      MARICOPA CNTY IDA
   +@ M/F Mortgage Refunding RB
        (San Fernando Apts)
        Series 2004
        2.03%, 01/07/05                                      7,750         7,750

      PHOENIX CIVIC IMPROVEMENT
      CORP
   +@ Subordinated Excise Tax RB
        (Airport Improvements)
        Series 1995
        2.02%, 01/07/05                                      1,000         1,000

      SUN DEVIL ENERGY CENTER
  +~@ RB (Arizona State Univ)
        Series 2004
        2.01%, 01/07/05                                     16,000        16,000

      TEMPE INDUSTRIAL
      DEVELOPMENT AUTH
   +@ RB (ASUF Brickyard)
        Series 2004A
        2.00%, 01/07/05                                     11,210        11,210

      YAVAPAI CNTY IDA
  +~@ Hospital RB (Yavapai Regional
        Medical Center) Series 1997B
        2.00%, 01/07/05                                     14,250        14,250
                                                                     -----------
                                                                          73,465
      ARKANSAS 0.1%

      ARKANSAS DEVELOPMENT
      FINANCE AUTH
   +@ IDRB (C&C Holding Co)
        Series 1998
        2.10%, 01/07/05                                        850           850

      INDEPENDENCE CNTY
   +@ DRB (Townsends) Series 1996
        2.06%, 01/07/05                                      9,000         9,000
                                                                     -----------
                                                                           9,850
      CALIFORNIA 6.2%

      ACCESS LOANS FOR LEARNING
      STUDENT LOAN CORP
   +@ Student Loan Program RB
        Senior Series II-A8
        2.05%, 01/07/05                                     22,150        22,150
   +@ Student Loan Program RB
        Senior Series II-A9
        1.98%, 01/07/05                                     64,000        64,000
   +@ Student Loan Program RB
        Series II-A1
        2.04%, 01/07/05                                     35,000        35,000
   +@ Student Loan Program RB
        Series II-A2
        2.05%, 01/07/05                                     20,000        20,000
   +@ Student Loan Program RB
        Series II-A3
        2.04%, 01/07/05                                     23,700        23,700

      ANAHEIM HOUSING AUTH
   +@ M/F Housing Refunding RB
        (Sage Park) Series 1998A
        2.02%, 01/07/05                                      5,500         5,500


10 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      BAY AREA TOLL AUTH
  +~@ San Francisco Bay Area Toll
        Bridge RB Series 2003C
        1.96%, 01/07/05                                     12,900        12,900
  +~@ San Francisco Bay Area Toll
        Bridge RB Series 2001C
        1.96%, 01/07/05                                        600           600

      CALIFORNIA
      2004-05 RAN Series A
        1.73%, 06/30/05                                    170,250       171,299
  +~@ Economic Recovery Bonds
        Series 2004C-21
        1.97%, 01/07/05                                     38,500        38,500
   +@ GO Bonds Series 2004B-6
        2.01%, 01/07/05                                     25,000        25,000

      CALIFORNIA DEPT OF WATER
      RESOURCES
   +@ Power Supply RB
        Series 2002B-2
        2.25%, 01/03/05                                      1,500         1,500
   +@ Power Supply RB
        Series 2002C-17
        2.00%, 01/07/05                                      1,700         1,700

      CALIFORNIA HFA
  +~@ Home Mortgage RB
        2000 Series N
        2.03%, 01/07/05                                      4,200         4,200
      Home Mortgage RB
        2001 Series R
   +@   2.14%, 01/03/05                                      3,850         3,850
  +~@   2.14%, 01/03/05                                      1,000         1,000
  +~@ Home Mortgage RB
        2003 Series H
        1.99%, 01/07/05                                      1,100         1,100
   ~@ M/F Housing RB III
        2002 Series A
        1.99%, 01/07/05                                     17,825        17,825
   ~@ M/F Housing RB III
        Series 2002 E
        2.04%, 01/07/05                                     58,975        58,975

      CALIFORNIA SCHOOL CASH
      RESERVE PROGRAM AUTH
    + Pool Bonds Series 2004A
        1.60%, 07/06/05                                     10,000        10,070

      CALIFORNIA STATE PUBLIC
      WORKS BOARD
 +~@o Dept of Corrections Lease
        Refunding RB Series 2004E
        2.02%, 01/07/05                                      7,100         7,100

      CHELA FINANCIAL
    + Student Loan Senior Lien
        Refunding RB Series 1992 A-4
        1.05%, 03/01/05                                     16,725        16,725

      IRVINE RANCH WATER DISTRICT
   +@ 1986 Capital Improvement COP
        2.10%, 01/03/05                                      1,000         1,000

      LOS ANGELES
    ~ Wastewater System TECP
        1.83%, 01/12/05                                     46,875        46,875

      LOS ANGELES CNTY
      2004-05 TRAN Series A
        1.60%, 06/30/05                                     85,000        85,578

      LOS ANGELES CONVENTION &
      EXHIBITION CENTER AUTH
  +~@ Refunding Lease RB
        Series 2003E
        1.97%, 01/07/05                                     22,700        22,700

      ORANGE CNTY HOUSING AUTH
   +@ Apartment Development RB
        (Lantern Pines) Series
        1985CC
        1.92%, 01/07/05                                      8,500         8,500

      PITTSBURG REDEVELOPMENT
      AGENCY
  +~@ Subordinate Tax Allocation
        Bonds (Los Medanos
        Community Development)
        Series 2004A
        2.22%, 01/07/05                                     43,000        43,000

      RIVERSIDE CNTY ASSET LEASING
      CORP.
  +~@ Leasehold RB (Southwest
        Justice Ctr) Series 2000B
        1.94%, 01/07/05                                     15,400        15,400

      SAN JOSE
   +@ M/F Housing RB (Almaden
        Lake Village Apts)
        Series 1997A
        2.00%, 01/07/05                                      4,500         4,500


                                                         See financial notes. 11

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      SANTA ROSA
   +@ Wastewater Refunding RB
        Series 2004A
        2.00%, 01/07/05                                     23,000        23,000

      SOUTHERN CALIFORNIA
      METROPOLITAN WATER DISTRICT
   ~@ Water RB Series 2001 C-1
        2.25%, 01/03/05                                      6,000         6,000
                                                                     -----------
                                                                         799,247
      COLORADO 3.9%

      ARAPAHOE CNTY
   +@ Refunding IDRB (Denver
        Jetcenter) Series 1997
        1.95%, 01/30/05                                      3,500         3,500

      ARVADA
  +~@ Water Enterprise RB
        Series 2001
        1.85%, 01/03/05                                      4,100         4,100

      CENTERRA METROPOLITAN
      DISTRICT NO.
   +@ Revenue Bonds Series 2004
        2.02%, 01/07/05                                     10,000        10,000

      COLORADO
  ~@o Education Loan Program TRAN
        Series 2004A
        2.05%, 01/07/05                                     34,920        34,920
      General Fund TRAN
        Series 2004A
        1.60%, 06/27/05                                     38,400        38,656
        1.58%, 06/27/05                                     98,000        98,664
        1.58%, 06/27/05                                     10,000        10,044

      COLORADO HOUSING & FINANCE AUTH
   +@ Economic Development RB
        (Pemracs) Series 2000A
        2.10%, 01/07/05                                      3,440         3,440
      S/F Mortgage Class I Bonds
        Series 2004A-4
        1.82%, 08/01/05                                     26,300        26,300
  ~@o S/F Program Senior Bonds
        Series 1995D
        2.14%, 01/07/05                                        950           950

      COLORADO STUDENT LOAN AUTH
  +~@ Senior Lien Student Loan RB
        Series 1999A-2
        2.03%, 01/07/05                                     28,400        28,400
  +~@ Senior Lien Student Loan RB
        Series 1999A-3
        2.03%, 01/07/05                                     29,800        29,800
  +~@ Student Loan Program Senior
        Bonds Series 1990A
        2.03%, 01/07/05                                     14,400        14,400
  +~@ Student Loan RB Series 1989A
        2.03%, 01/07/05                                     49,400        49,400

      DENVER CITY & CNTY
  +@* Airport System RB
        Series 1992F
        2.05%, 01/07/05                                     17,875        17,875
  +@* Airport System RB
        Series 1992G
        2.05%, 01/07/05                                     18,325        18,325
 +~@* Airport System Refunding RB
        Series 2000B
        2.05%, 01/07/05                                     10,000        10,000
 +~@* Airport System Refunding RB
        Series 2000C
        2.05%, 01/07/05                                     50,000        50,000
  +~@ Refunding COP (Wellington E.
        Webb Municipal Office
        Building) Series 2003 C-3
        2.00%, 01/07/05                                     20,000        20,000

      LOWRY ECONOMIC DEVELOPMENT
      AUTH
   +@ IDRB Series 2002B
        2.00%, 01/07/05                                     14,140        14,140
   +@ Refunding RB Series 2002A
        2.00%, 01/07/05                                     11,260        11,260

      REGIONAL TRANSPORTATION DIST
    + Subordinate Lien Sales Tax
        Revenue TECP Series 2001A
        1.85%, 03/03/05                                      7,500         7,500

      WESTMINSTER ECONOMIC
      DEVELOPMENT AUTH
   +@ Tax Increment RB (Westminster
        Plaza) Series 1997A
        2.10%, 01/07/05                                      6,310         6,310
                                                                     -----------
                                                                         507,984
      CONNECTICUT 1.3%

      CONNECTICUT HFA
 +~@o S/F Mortgage RB Draw Down
        Series 2004B
        2.04%, 01/07/05                                    147,540       147,540


12 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      FAIRFIELD
      GO BAN Series 2004
        1.50%, 07/28/05                                     25,000        25,210
                                                                     -----------
                                                                         172,750
      DELAWARE 0.7%

      DELAWARE ECONOMIC
      DEVELOPMENT AUTH
  +~@ RB (Hospital Billing & Collection
        Service) Series 1985
        1.99%, 01/07/05                                      6,115         6,115
  +~@ RB (Hospital Billing & Collection
        Service) Series 1985C
        1.99%, 01/07/05                                     43,600        43,600

      NEW CASTLE CNTY
   +@ Airport Facility RB (Flightsafety
        Int'l) Series 2002
        2.02%, 01/07/05                                     16,600        16,600

      SUSSEX CNTY
   +@ IDRB (Perdue-Agrirecycle)
        Series 2000
        2.06%, 01/07/05                                      5,300         5,300
   +@ RB (Baywood) Series 1997A
        2.20%, 01/07/05                                      2,400         2,400

      WILMINGTON
   +@ RB (Delaware Art Museum)
        Series 2003
        2.00%, 01/07/05                                     21,800        21,800
                                                                     -----------
                                                                          95,815
      DISTRICT OF COLUMBIA 0.9%

      DISTRICT OF COLUMBIA
   +@ Enterprise Zone RB (Crowell &
        Moring) Series 2001
        2.06%, 01/07/05                                      3,700         3,700
  +~@ GO Bonds Series 2003D-3
        2.02%, 01/07/05                                     20,000        20,000
 +~@o GO Refunding Bonds
        Series 1999B
        2.03%, 01/07/05                                     14,640        14,640
   +@ RB (American Psychological
        Assn) Series 2003
        2.05%, 01/07/05                                      2,755         2,755

      METROPOLITAN WASHINGTON
      AIRPORTS AUTH
 +~@o Airport System RB
        Series 2001A
        2.08%, 01/07/05                                      5,870         5,870
  +~@ Airport System Refunding RB
        Series 2002C
        2.00%, 01/07/05                                     26,900        26,900
 +~@o Airport System Refunding RB
        Series 2004D
        2.08%, 01/07/05                                      2,750         2,750
    ~ TECP Series A
        1.85%, 01/06/05                                     30,000        30,000

      WASHINGTON DC METROPOLITAN
      AREA TRANSIT AUTH
    + Gross Revenue Transit
        Refunding Bonds, Series 2003
        1.95%, 01/01/05                                      9,100         9,100
                                                                     -----------
                                                                         115,715
      FLORIDA 1.6%

      CHARLOTTE CNTY
  +~@ Refunding RB Series 2003A
        1.99%, 01/07/05                                      1,455         1,455
  +~@ Refunding RB Series 2003B
        2.00%, 01/07/05                                      5,800         5,800

      CHARLOTTE CNTY HFA
   +@ M/F Housing RB (Murdock
        Circle Apts) Series 2000
        2.05%, 01/07/05                                      3,280         3,280

      CLAY CNTY UTILITY AUTH
   +@ Utilities System RB
        Series 2003A
        2.00%, 01/07/05                                      3,225         3,225

      COLLIER CNTY IDA
   +@ Educational Facilities RB
        (Community School of Naples)
        Series 2002
        2.00%, 01/07/05                                      7,650         7,650

      ESCAMBIA HFA
 +~@o S/F RB Series 2001A
        2.11%, 01/07/05                                      1,845         1,845

      FLORIDA HFA
   +@ Housing RB (Heron Park)
        Series 1996U
        1.99%, 01/07/05                                      3,750         3,750
   +@ M/F Mortgage RB (Arlington
        Apts) Series 2004 G-1
        2.03%, 01/07/05                                     11,340        11,340


                                                         See financial notes. 13

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      FLORIDA LOCAL GOVERNMENT
      FINANCE COMM
    + Pooled TECP Series 1998B
        1.88%, 03/08/05                                      9,601         9,601
    + Pooled TECP Series 1994A
        1.83%, 01/04/05                                     11,700        11,700
        1.80%, 03/09/05                                      8,500         8,500

      FORT LAUDERDALE
  +~@ RB (Pine Crest Preparatory
        School) Series 2002
        2.00%, 01/07/05                                     15,935        15,935

      GULF BREEZE
  +~@ Local Government Loan
        Program RB Series 1985B
        1.93%, 01/03/05                                      5,000         5,000

      HALIFAX HOSPITAL MEDICAL CENTER
   +@ RB (Florida Health Care Plan)
        Series 1998
        2.00%, 01/07/05                                      5,200         5,200

      HILLSBOROUGH CNTY EDUCATIONAL
      FACILITIES AUTH
   +@ RB (Univ of Tampa) Series 2000
        2.05%, 01/07/05                                      5,500         5,500

      HILLSBOROUGH CNTY IDA
 +~@o IDRB (University Community
        Hospital) Series 1994
        2.02%, 01/07/05                                      1,970         1,970

      JACKSONVILLE ECONOMIC
      DEVELOPMENT COMM
   +@ Educational Facilities RB
        (Episcopal High School)
        Series 2002
        2.00%, 01/07/05                                      5,600         5,600
   +@ Special Facility Airport RB
        (Holland Sheltair Aviation
        Group) Series 2004A-1
        2.05%, 01/07/05                                     11,020        11,020

      JACKSONVILLE ELECTRIC AUTH
  ~@o Electric System RB Series
        Three 2000A
        2.06%, 01/07/05                                      3,575         3,575

      JACKSONVILLE HEALTH FACILITIES
      AUTH
   +@ Health Facilities RB (River
        Garden) Series 1994
        1.79%, 01/07/05                                      3,265         3,265

      MANATEE CNTY HFA
   +@ M/F Housing RB (Sabal Palm
        Harbor Apts) Series 2000A
        2.05%, 01/07/05                                      4,200         4,200

      MIAMI-DADE CNTY IDA
   +@ IDRB (Airbus Service Co)
        Series 1998A
        1.84%, 01/07/05                                         10            10

      ORLANDO-ORANGE CNTY
      EXPRESSWAY AUTH
  +~@ Refunding RB Series 2003 C-3
        1.93%, 01/07/05                                     15,800        15,800
  +~@ Refunding RB Series 2003C-2
        1.93%, 01/07/05                                     11,500        11,500

      PALM BEACH CNTY EDUCATIONAL
      FACILITIES AUTH
   +@ Educational Facilities RB (Lynn
        Univ.) Series 2001
        2.00%, 01/07/05                                      7,135         7,135

      PINELLAS CNTY EDUCATIONAL
      FACILITIES AUTH
   +@ RB (Shorecrest Preparatory
        School) Series 2001
        2.00%, 01/07/05                                      1,000         1,000
   +@ Refunding RB (Canterbury
        School of Florida)
        Series 2004
        2.00%, 01/07/05                                      4,645         4,645

      PINELLAS CNTY HEALTH FACILITIES
      AUTH
   +@ Hospital Facilities Refunding &
        RB (Bayfront Hospital)
        Series 2004
        2.22%, 01/03/05                                        200           200

      PINELLAS CNTY IDA
   +@ RB (Pact) Series 2003
        2.00%, 01/07/05                                      7,500         7,500

      PINELLAS CNTY INDUSTRY COUNCIL
   +@ RB (Operation Par) Series 1999
        1.79%, 01/07/05                                      4,765         4,765

      SANTA ROSA CNTY
   +@ Health Facilities RB (Baptist
        Hospital) Series 2003
        2.00%, 01/07/05                                      7,590         7,590


14 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      TAMPA
   +@ RB (Tampa Preparatory School)
        Series 2000
        1.88%, 01/07/05                                      4,500         4,500

      TAMPA BAY WATER UTILITY
   +@ Utility System RB Series 2002
        2.05%, 01/07/05                                      6,900         6,900

      VOLUSIA CNTY HEALTH FACILITIES
      AUTH
   +@ Hospital RB (Southwest Volusia
        Healthcare Corp)
        Series 1994A
        1.74%, 01/07/05                                      8,280         8,280
                                                                     -----------
                                                                         209,236
      GEORGIA 5.0%

      ATLANTA
 +~@o Airport General Refunding RB
        Series 2000A
        2.07%, 01/07/05                                     11,195        11,195
 +~@o Airport General Refunding RB
        Series 2000C
        2.08%, 01/07/05                                      3,385         3,385
  +~@ Airport General Refunding RB
        Series 2003RF-B1
        2.01%, 01/07/05                                     73,330        73,330
  +~@ Airport General Refunding RB
        Series 2003RF-C2
        1.99%, 01/07/05                                     16,710        16,710
 +~@o Airport General Refunding RB
        Series 2003RF-D
        2.08%, 01/07/05                                      6,180         6,180
 +~@o Water & Wastewater RB
        Series 2004
        2.04%, 01/07/05                                     20,000        20,000

      ATLANTA URBAN RESIDENTIAL
      FINANCE AUTH
   +@ M/F Housing RB (Brentwood
        Creek Apts) Series 1999
        2.06%, 01/07/05                                      4,425         4,425
   +@ M/F Housing RB (Brentwood
        Meadows Apts) Series 1999
        2.06%, 01/07/05                                      2,865         2,865
   +@ M/F Housing RB (Brentwood
        Village Apts) Series 1999
        2.06%, 01/07/05                                      5,810         5,810
   +@ M/F Housing RB (Carver
        Redevelopment Phase III)
        Series 2001
        2.06%, 01/07/05                                      3,440         3,440
   +@ M/F Housing RB (Delmonte/
        Brownlee Court)
        Series 2001A
        2.06%, 01/07/05                                      4,600         4,600
   +@ M/F Housing RB (Lindbergh
        City Center Apts) Series 2004
        2.06%, 01/07/05                                      5,000         5,000
   +@ M/F Housing RB (M St Apts)
        Series 2003
        2.08%, 01/07/05                                      7,000         7,000
   +@ M/F Housing RB (Peaks at
        West Atlanta Apts)
        Series 2001
        2.06%, 01/07/05                                      5,000         5,000
   +@ M/F Senior Housing RB (Big
        Bethel Village) Series 2001
        2.06%, 01/07/05                                      4,400         4,400

      AUGUSTA HOUSING AUTH
   +@ M/F Housing RB (G-Hope)
        Series 2001
        2.06%, 01/07/05                                      3,745         3,745

      BARTOW CNTY
   +@ IDRB (Bartow Paving Co)
        Series 1998
        2.09%, 01/07/05                                      1,800         1,800

      CARTERSVILLE DEVELOPMENT AUTH
   +@ IDRB (Cartersville Facilities)
        Series 1998
        2.12%, 01/07/05                                      1,800         1,800

      CHEROKEE CNTY
   +@ IDRB (Universal Alloy Corp)
        Series 1996
        2.04%, 01/07/05                                      1,900         1,900

      CLAYTON CNTY DEVELOPMENT AUTH
   +@ IDRB (Wilson Holdings)
        Series 1998
        2.11%, 01/07/05                                        400           400

      CLAYTON CNTY HOUSING AUTH
   +@ M/F Housing RB (Hyde Park
        Club Apts) Series 1997
        2.03%, 01/07/05                                     11,995        11,995


                                                         See financial notes. 15

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      COBB CNTY HOUSING AUTH
   +@ M/F Housing RB (Walton
        Green Apts) Series 1995
        2.04%, 01/07/05                                     13,500        13,500
   +@ M/F Housing RB (Woodchase
        Village Apt) Series 2003
        2.06%, 01/07/05                                      4,000         4,000
   +@ M/F Housing Refunding RB
        (Walton Park Apts)
        Series 2000
        1.99%, 01/07/05                                     21,100        21,100

      COLUMBUS DEVELOPMENT AUTH
   +@ RB (Foundation Properties)
        Series 2002
        2.03%, 01/07/05                                     11,430        11,430

      COLUMBUS HOUSING AUTH
   +@ M/F Housing RB (Eagles Trace
        Apts) Series 2002
        2.06%, 01/07/05                                      6,300         6,300

      CRISP CNTY - CORDELE IDA
   +@ RB (Georgia Ductile) Series 2000
        2.08%, 01/07/05                                     12,700        12,700

      DALTON DEVELOPMENT AUTH
   +@ Revenue Certificates (Hamilton
        Health Care System)
        Series 2003B
        2.00%, 01/07/05                                     15,750        15,750

      DAWSON CNTY
   +@ IDRB (World Wide Mnfg)
        Series 1998
        2.09%, 01/07/05                                      2,200         2,200

      DEKALB CNTY DEVELOPMENT AUTH
   +@ RB (Arbor Montessori School)
        Series 1998
        2.00%, 01/07/05                                      1,100         1,100

      DEKALB CNTY PUBLIC SAFETY &
      JUDICIAL FACILITIES AUTH
  ~@o RB Series 2004A
        2.04%, 01/07/05                                     11,860        11,860

      DEKALB CNY HOUSING AUTH
   +@ M/F Housing RB (Brittany
        Apts) Series 2001
        2.03%, 01/07/05                                      8,000         8,000
   +@ M/F Housing RB (Eagles Trace
        Apts) Series 1996
        2.02%, 01/07/05                                      8,750         8,750
   +@ M/F Housing RB (Mountain
        Crest Apts) Series 2002
        2.06%, 01/07/05                                      7,915         7,915
   +@ M/F Housing RB (Villas of
        Friendly Heights Apts)
        Series 2001
        2.06%, 01/07/05                                      3,575         3,575
   +@ M/F Housing RB (Wesley Club
        Apts) Series 2002
        2.06%, 01/07/05                                      5,970         5,970

      DOUGLAS CNTY IDA
   +@ IDRB (Blue Circle Aggregates)
        Series 1997
        2.05%, 01/07/05                                      3,800         3,800

      EFFINGHAM CNTY IDA
   +@ RB (TEMCOR) Series 2001
        2.06%, 01/07/05                                      3,685         3,685

      FORSYTH CNTY DEVELOPMENT AUTH
   +@ Economic Development RB
        (Federal Road) Series 2001
        2.06%, 01/07/05                                      6,700         6,700

      FULTON CNTY
 +~@o Water & Sewerage RB
        Series 2004
        1.75%, 03/30/05                                     10,000        10,000

      FULTON CNTY DEVELOPMENT AUTH
   +@ RB (Atlanta International
        School) Series 1997
        2.00%, 01/07/05                                      2,500         2,500
   ~@ RB (Robert W. Woodruff Arts
        Center) Series 2004B
        2.00%, 01/07/05                                     16,000        16,000
   +@ RB (Trinity School) Series 2001
        2.00%, 01/07/05                                      7,000         7,000

      GAINESVILLE REDEVELOPMENT AUTH
   +@ Educational Facilities RB
        (Riverside Military Academy)
        Series 1999
        1.99%, 01/07/05                                     29,500        29,500

      GEORGIA
  ~@o GO Bonds Series 1998B
        2.04%, 01/07/05                                     20,245        20,245

      GORDON CNTY DEVELOPMENT AUTH
   +@ RB (Constantine Dyeing)
        Series 2001
        2.06%, 01/07/05                                      3,020         3,020


16 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      GWINNETT CNTY HOUSING AUTH
   +@ M/F Housing RB (Post Court)
        Series 1998
        2.00%, 01/07/05                                      5,000         5,000

      HAPEVILLE DEVELOPMENT AUTH
   +@ IDRB (Hapeville Hotel)
        Series 1985
        2.10%, 01/03/05                                      1,150         1,150

      HART CNTY
   +@ Refunding RB & IDRB (Dundee
        Mills) Series 1994
        2.06%, 01/07/05                                      2,115         2,115

      HOUSTON CNTY DEVELOPMENT AUTH
   +@ IDRB (Douglas Asphalt Co)
        Series 2000
        2.06%, 01/07/05                                      1,800         1,800

      JEFFERSON CNTY DEVELOPMENT
      AUTH
   +@ IDRB (Grove River Mills)
        Series 1997
        2.09%, 01/07/05                                      1,800         1,800

      LAURENS CNTY DEVELOPMENT AUTH
   +@ Solid Waste Disposal RB
        (Southeast Paper Mnfg Co)
        Series 1993
        2.06%, 01/07/05                                     25,000        25,000
   +@ Solid Waste Disposal RB
        (Southeast Paper Mnfg Co)
        Series 1997
        2.06%, 01/07/05                                     26,000        26,000

      LAWRENCEVILLE HOUSING AUTH
   +@ M/F Housing RB (Chatham
        Club Apts) Series 2002
        2.07%, 01/07/05                                      7,700         7,700

      LOWNDES CNTY DEVELOPMENT AUTH
   +@ M/F Housing RB (FMPH
        Valdosta) Series 1999
        2.06%, 01/07/05                                      4,735         4,735

      MACON-BIBB CNTY HOSPITAL AUTH
   +@ Revenue Anticipation
        Certificates (Medical Center
        of Central Georgia)
        Series 1998
        2.00%, 01/07/05                                      4,000         4,000

      METROPOLITAN ATLANTA RAPID
      TRANSIT AUTH
      Sales Tax Revenue CP BAN
        (Third Indenture)
        Series 2004A
    +   1.70%, 01/10/05                                      2,500         2,500
    +   1.77%, 03/08/05                                      5,000         5,000
    + Sales Tax Revenue CP BAN
        (Third Indenture)
        Series 2004B
        1.75%, 03/08/05                                      9,500         9,500

      MILLER CNTY DEVELOPMENT AUTH
   +@ IDRB (Birdsong Corp)
        Series 2000
        2.06%, 01/07/05                                      2,600         2,600

      MUNICIPAL GAS AUTH OF GEORGIA
   +@ Gas RB (Gas Portfolio III)
        Series B
        2.02%, 01/07/05                                     54,900        54,900

      SAVANNAH ECONOMIC DEVELOPMENT AUTH
   +@ Exempt Facility RB (Georgia
        Kaolin Terminal) Series 1997
        2.05%, 01/07/05                                     11,000        11,000
   +@ Exempt Facility RB (Home
        Depot) Series 1995B
        2.06%, 01/07/05                                      5,000         5,000
   +@ First Mortgage RB (Marshes of
        Skidaway Island)
        Series 2003C
        2.02%, 01/07/05                                     15,000        15,000

      SAVANNAH HOUSING AUTH
   +@ M/F Housing RB (Indigo Pointe
        Apts) Series 2001A-1
        2.06%, 01/07/05                                      3,500         3,500
   +@ M/F Housing RB (Live Oak
        Plantation Apts)
        Series 2001A-1
        2.06%, 01/07/05                                      2,500         2,500

      SUMMERVILLE DEVELOPMENT AUTH
   +@ Exempt Facility RB (Image
        Industries) Series 1997
        2.06%, 01/07/05                                     11,000        11,000

      THOMASVILLE HOSPITAL AUTH
   +@ Revenue Anticipation
        Certificates (John D. Archbold
        Memorial Hospital)
        Series 2003
        2.00%, 01/07/05                                      5,900         5,900


                                                         See financial notes. 17

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      WALTON CNTY DEVELOPMENT AUTH
   +@ RB (Tucker Door & Trim Corp)
        Series 2000
        2.16%, 01/07/05                                      2,600         2,600

      WEBSTER CNTY IDA
   +@ IDRB (Tolleson Lumber Co)
        Series 1999
        2.04%, 01/07/05                                      4,000         4,000

      WHITFIELD CNTY DEVELOPMENT
      AUTH
   +@ RB (Product Concepts
        Residential) Series 2001
        2.06%, 01/07/05                                        480           480

      WINDER-BARROW INDUSTRIAL
      BUILDING AUTH
   +@ IDRB (Progress Container Corp)
        Series 2000
        2.06%, 01/07/05                                      2,605         2,605

      WORTH CNTY
   +@ Refunding IDRB (Seabrook
        Peanut Co) Series 1996B
        2.06%, 01/07/05                                      1,300         1,300
                                                                     -----------
                                                                         650,265
      HAWAII 0.3%

      HAWAII
 +~@o GO Bonds of 2002 Series CZ
        2.03%, 01/07/05                                      5,900         5,900
 +~@o Special Purpose Refunding RB
        (Hawaiian Electric Co)
        Series 2000
        2.08%, 01/07/05                                      9,095         9,095

      HAWAII AIRPORTS SYSTEM
 +~@o Airport System Refunding RB
        Series 2000B
        2.08%, 01/07/05                                      2,215         2,215

      HAWAII HOUSING FINANCE &
      DEVELOPMENT CORP
  ~@o S/F Mortgage Purchase RB
        Series 1997
        2.14%, 01/07/05                                      3,470         3,470

      HONOLULU CITY & COUNTY
 +~@o GO Bonds Series 2003A
        2.04%, 01/07/05                                     14,995        14,995
                                                                     -----------
                                                                          35,675
      IDAHO 0.7%

      CUSTER CNTY
    @ Pollution Control RB (Amoco)
        Series 1983
        1.55%, 04/01/05                                     13,000        13,000

      IDAHO
      TAN Series 2004
      1.58%, 06/30/05                                       50,000        50,345
      1.59%, 06/30/05                                       25,000        25,171

      IDAHO HFA
   +@ Housing RB (Assisted Living
        Concepts) Series 1997
        2.10%, 01/07/05                                      2,990         2,990

      IDAHO STATE UNIVERSITY FOUNDATION
   +@ RB Series 2001 (LE & Thelma
        E. Stephens Performing Arts
        Center) Series 2001
        1.99%, 01/07/05                                      3,955         3,955
                                                                     -----------
                                                                          95,461
      ILLINOIS 8.5%

      AURORA
   +@ M/F Housing Refunding RB
        (Apts of Fox Valley Villages)
        Series 1999A
        2.00%, 01/07/05                                      9,445         9,445

      BARTLETT
   +@ Special Service Area #1
        Unlimited Ad Valorem Tax
        Bonds, Series 2004
        2.00%, 01/07/05                                     16,600        16,600

      CAROL STREAM
   +@ M/F Housing Refunding RB
        (St Charles Square)
        Series 1997
        2.10%, 01/07/05                                      4,415         4,415

      CHICAGO
  ~@o Collateralized S/F Mortgage RB
        Series 1999A
        2.14%, 01/07/05                                      2,590         2,590
  +~@ GO Bonds Series 2002B
        2.00%, 01/07/05                                     20,000        20,000
  +~@ GO Refunding Bonds
        Series 2003 B-1
        1.99%, 01/07/05                                     26,100        26,100
    + GO Tender Series 2004
        1.05%, 01/13/05                                     28,500        28,500


18 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
   +@ IDRB (Morse Automotive Corp)
        Series 1995
        2.05%, 01/07/05                                      1,200         1,200
   +@ M/F Housing RB (Central
        Station Senior Housing)
        Series 2004
        2.05%, 01/07/05                                      9,500         9,500
   +@ M/F Housing RB (Central
        Station) Series 2004A
        2.05%, 01/07/05                                     25,170        25,170
 +~@o Midway Airport RB
        Series 1998C
        2.04%, 01/07/05                                     24,480        24,480
   +@ RB (Homestart Program)
        Series 2000A
        2.07%, 01/07/05                                      4,740         4,740
   +@ Second Lien Water RB
        Series 2000
        2.00%, 01/07/05                                      2,000         2,000
  +~@ Second Lien Water Refunding
        RB Series 2004
        2.00%, 01/07/05                                    102,560       102,560
  ~@o Senior Lien Water RB
        Series 2000
        2.04%, 01/07/05                                     12,975        12,975

      CHICAGO BOARD OF EDUCATION
 +~@o Unlimited Tax GO Bonds
        Series 1997
        2.03%, 01/07/05                                      7,120         7,120

      CHICAGO O'HARE INTERNATIONAL
      AIRPORT
   +@ General Airport Second Lien RB
        Series 1988B
        2.01%, 01/07/05                                     12,800        12,800
  +@* General Airport Second Lien RB
        Series 1994B
        2.05%, 01/07/05                                     41,484        41,484
 +~@o General Airport Third Lien
        Refunding RB
        Series 2003 A-2
        2.08%, 01/07/05                                      5,295         5,295
 +~@o General Airport Third Lien
        Refunding RB
        Series 2003 B-2
        2.06%, 01/07/05                                     10,800        10,800
 +~@o Second Lien Passenger Facility
        Charge RB Series 2001A
        2.11%, 01/07/05                                     11,070        11,070
 +~@o Second Lien Passenger Facility
        Charge RB Series 2001A
        2.08%, 01/07/05                                      6,315         6,315
   +@ Special Facilities RB (O'Hare
        Tech Center II) Series 2002
        2.08%, 01/07/05                                     15,500        15,500
   +@ Special Facility Refunding RB
        (Lufthansa Airlines)
        Series 2001
        2.01%, 01/07/05                                     43,770        43,770

      CHICAGO PARK DISTRICT
      Corporate Purpose Tax
        Anticipation Warrants
        Series 2004A
        1.55%, 05/01/05                                     16,000        16,076

      DUPAGE CNTY
   +@ RB (Morton Arboretum)
        Series 2003
        2.00%, 01/07/05                                     10,000        10,000

      EAST DUNDEE, KANE & COOK
      COUNTIES
   +@ IDRB (Otto Engineering)
        Series 1998
        2.10%, 01/07/05                                      1,860         1,860

      ELMHURST
   +@ IDRB (Elm Machining Corp)
        Series 1997
        2.15%, 01/07/05                                      1,670         1,670

      HAMPSHIRE
   +@ IDRB (Poli-Film America)
        Series 1998A
        2.07%, 01/07/05                                      3,200         3,200

      ILLINOIS
 +~@o Civic Center Bonds Series 1991
        2.09%, 01/07/05                                      2,940         2,940
      GO Bonds Illinois First
        Series 2000
 +~@o   2.04%, 01/07/05                                     14,000        14,000
 +~@o   2.04%, 01/07/05                                      5,000         5,000
 +~@o GO Bonds Illinois First
        Series 2002
        2.04%, 01/07/05                                     14,125        14,125
   ~@ GO Bonds Series 2003B
        2.00%, 01/07/05                                      5,000         5,000


                                                         See financial notes. 19

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      ILLINOIS DEVELOPMENT FINANCE
      AUTH
   +@ Economic Development RB
        (Korex Corp) Series 1990
        2.10%, 01/07/05                                      4,000         4,000
 +~@o Gas Supply Refunding RB
        (People's Gas) Series 2003E
        2.12%, 01/07/05                                     14,995        14,995
   +@ IDRB (Arc-Tronics) Series 1999
        2.05%, 01/07/05                                      1,990         1,990
   +@ IDRB (Camcraft Inc)
        Series 1993
        2.20%, 01/07/05                                      2,000         2,000
   +@ IDRB (Plano Molding Co)
        Series 1990
        2.15%, 01/07/05                                      4,300         4,300
   +@ IDRB (Radiological Society of
        North America) Series 1997
        2.00%, 01/07/05                                      3,480         3,480
   +@ IDRB (Rich Graphics Corp)
        Series 1996
        2.15%, 01/07/05                                      2,080         2,080
  +@* Qualified Residential Rental
        Bonds (River Oaks)
        Series 1989
        2.02%, 01/07/05                                     32,000        32,000
   +@ RB (American College of
        Surgeons) Series 1996
        2.04%, 01/07/05                                     13,100        13,100
   +@ RB (Aurora Central Catholic
        High School) Series 1994
        2.25%, 01/07/05                                      1,000         1,000
   +@ RB (Carmel High School)
        Series 2003
        2.00%, 01/07/05                                      6,200         6,200
   +@ RB (Catholic Charities Housing
        Development Corp)
        Series 1993A
        2.15%, 01/07/05                                      9,160         9,160
   +@ RB (Catholic Charities Housing
        Development Corp)
        Series 1993B
        2.15%, 01/07/05                                        910           910
   +@ RB (Chicago Academy of
        Sciences) Series 1997
        2.00%, 01/07/05                                      2,615         2,615
   +@ RB (Chicago Academy of
        Sciences) Series 1998
        2.00%, 01/07/05                                      5,700         5,700
   +@ RB (Chicago Horticultural
        Society) Series 1999
        2.00%, 01/07/05                                     20,000        20,000
   +@ RB (Francis W. Parker School)
        Series 1999
        1.98%, 01/07/05                                      2,500         2,500
   +@ RB (Illinois Institute of
        Technology) Series 2004
        2.00%, 01/07/05                                      2,500         2,500
   +@ RB (Lake Forest Academy)
        Series 1994
        2.00%, 01/07/05                                      4,000         4,000
   +@ RB (Loyola Academy)
        Series 2001
        2.00%, 01/07/05                                     10,000        10,000
   +@ RB (McCormick Theological
        Seminary) Series 2001B
        2.00%, 01/07/05                                     20,435        20,435
   +@ RB (Perspectives Charter
        School) Series 2003
        2.03%, 01/07/05                                      5,500         5,500
  +~@ RB (Presbyterian Home Lake
        Forest Place) Series 1996A
        2.00%, 01/07/05                                     55,250        55,250
   +@ RB (Presbyterian Homes Two
        Arbor Lane) Series 2001
        2.00%, 01/07/05                                      9,000         9,000
   +@ RB (Sacred Heart Schools)
        Series 2003
        2.00%, 01/07/05                                      7,100         7,100
   +@ RB (Slovak American Charitable
        Assn) Series 2000
        2.00%, 01/07/05                                      7,745         7,745
   +@ RB (St. Ignatius College Prep)
        Series 2002
        2.00%, 01/07/05                                      2,800         2,800
   +@ RB (St. Ignatius College)
        Series 1994
        2.00%, 01/07/05                                     12,000        12,000
   +@ RB (Wheaton Academy)
        Series 1998
        2.00%, 01/07/05                                      9,000         9,000
    @ Refunding RB (Univ. of
        Chicago) Series 2004-C
        1.98%, 01/07/05                                     45,000        45,000
   +@ Residential Rental RB (FC
        Harris Pavilion) Series 1994
        1.98%, 01/07/05                                      7,200         7,200


20 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
  +~@ Water Facilities Refunding RB
        (Illinois-American Water Co)
        Series 2002
        2.05%, 01/07/05                                      5,000         5,000

      ILLINOIS EDUCATION FACILITY AUTH
   +@ RB (Chicago Historical Society)
        Series 1989
        2.00%, 01/07/05                                      7,800         7,800
 +~@o  RB (Shedd Aquarium) Series
        1997
        2.06%, 01/07/05                                      2,000         2,000

      ILLINOIS HEALTH FACILITIES AUTH
   +@ RB (Bensenville Home Society)
        Series 1989A
        2.00%, 01/07/05                                      2,050         2,050
 +~@o RB (Ingalls Health System)
        Series 1994
        1.95%, 01/07/05                                     18,305        18,305
   +@ RB (Villa St. Benedict) Series
        2003B
        2.07%, 01/07/05                                     10,250        10,250
   +@ RB (Washington & Jane Smith
        Home) Series 1991
        2.05%, 01/07/05                                      2,800         2,800

      ILLINOIS HOUSING DEVELOPMENT
      AUTH
    @ Homeowner Mortgage RB
        Series 2004D
        1.68%, 07/27/05                                     15,000        15,000
    @ Homeowner Mortgage Revenue
        Notes Series 2004 B-2
        1.04%, 04/01/05                                     14,000        14,000
   +@ M/F Mortgage Refunding RB
        (Hyde Park Tower Apts)
        Series 2000A
        2.05%, 01/07/05                                      4,500         4,500

      ILLINOIS STUDENT ASSISTANCE
      COMMISSION
   +@ Student Loan RB Series 1996A
        2.03%, 01/07/05                                      7,600         7,600

      LOMBARD
   +@ Refunding IDRB (B&H
        Partnership) Series 1995
        2.39%, 01/07/05                                      1,850         1,850

      METROPOLITAN PIER & EXPOSITION
      AUTH
 +~@o McCormick Place Expansion &
        Refunding Bonds
        Series 1999A-C
        2.04%, 01/07/05                                      9,790         9,790
 +~@o McCormick Place Expansion
        Refunding Bonds
        Series 1998A
        2.04%, 01/07/05                                     14,355        14,355
 +~@o McCormick Place Expansion
        Refunding Bonds
        Series 2002B
        2.06%, 01/07/05                                     18,490        18,490

      MONTGOMERY SPECIAL SERVICE
      AREA #10
   +@ Special Tax Bonds (Blackberry
        Crossing West) Series 2004
        2.00%, 01/07/05                                     20,000        20,000

      OAK FOREST
   +@ RB (Homewood) Series 1989
        1.99%, 01/07/05                                     10,000        10,000

      PALATINE
   +@ Special Facility Limited
        Obligation RB (Little City for
        Community Development)
        Series 1998
        2.00%, 01/07/05                                      4,000         4,000

      REGIONAL TRANSPORTATION AUTH
      GO Refunding Bonds
        Series 1999
 +~@o   2.04%, 01/07/05                                      9,730         9,730
 +~@o   2.04%, 01/07/05                                     12,055        12,055

      ROCKFORD
   +@ IDRB (Ring Can Corp)
        Series 1998
        2.06%, 01/07/05                                      1,220         1,220
   +@ IDRB (Rockford Industrial
        Welding Supply) Series 1996
        2.15%, 01/07/05                                      2,000         2,000

      SOUTHWESTERN ILLINOIS
      DEVELOPMENT AUTH
   +@ Refunding IDRB (Holten Meat)
        Series 2004
        2.10%, 01/07/05                                      6,860         6,860


                                                         See financial notes. 21

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      UNIVERSITY OF ILLINOIS
 +~@o Auxiliary Facilities RB
        Series 1999A
        2.06%, 01/07/05                                      3,500         3,500
   ~@ COP (Utility Infrastructure)
        Series 2004
        1.99%, 01/07/05                                     10,000        10,000

      WHEELING
   +@ M/F Housing Refunding RB
        (Woodland Creek Apts II)
        Series 2002
        2.05%, 01/07/05                                     17,655        17,655

      WILL-KANKAKEE REGIONAL
      DEVELOPMENT AUTH
   +@ IDRB Series 2002 (Toltec Steel
        Services) Series 2002
        2.12%, 01/07/05                                      7,170         7,170

      WOODRIDGE
  +~@ M/F Housing Refunding RB
        (Hinsdale Lake Terrace Apts)
        Series 1990
        2.05%, 01/07/05                                     20,760        20,760

      YORKVILLE
   +@ IDRB (FE Wheaton & Co)
        Series 1996
        2.15%, 01/07/05                                        950           950
                                                                     -----------
                                                                       1,101,550
      INDIANA 2.1%

      ELKHART CNTY
   +@ Economic Development RB
        (West Plains Apts)
        Series 1998A
        2.05%, 01/07/05                                      1,850         1,850

      GARY REDEVELOPMENT DISTRICT
   +@ Economic Growth RB
        Series 2001A
        2.02%, 01/07/05                                      4,530         4,530

      INDIANA DEVELOPMENT FINANCE
      AUTH
   +@ Environmental RB (PSI Energy)
        Series 2004A
        2.00%, 01/07/05                                     11,000        11,000
   +@ IDRB (Big Sky Park)
        Series 1999
        2.08%, 01/07/05                                      5,000         5,000
   +@ IDRB (Cives Corp) Series 1998
        2.04%, 01/07/05                                      7,150         7,150

      INDIANA EDUCATIONAL FACILITIES
      AUTH
   +@ Educational Facilities RB
        (St Joseph's College)
        Series 2004
        2.00%, 01/07/05                                     12,000        12,000

      INDIANA HEALTH FACILITIES
      FINANCING AUTH
  +~@ Insured RB Series 1985A
        2.00%, 01/07/05                                     62,900        62,900
    @ RB (Ascension Health)
        Series 2001-A-3
        1.60%, 03/01/05                                     16,000        15,986
    @ RB (Ascension Health)
        Series 2001-A-4
        1.60%, 03/01/05                                     20,000        19,982
      RB (Ascension Health)
        Series 2001A-2
        1.73%, 07/05/05                                      9,000         9,000

      INDIANA HFA
  ~@o S/F Mortgage RB
        Series 1998 D-2
        2.14%, 01/07/05                                      9,995         9,995
  ~@o S/F Mortgage RB
        Series 2000 B-2
        2.16%, 01/07/05                                      5,745         5,745
    @ S/F Mortgage RB
        Series 2004 D-2
        1.00%, 12/15/05                                     60,650        60,650

      INDIANAPOLIS
   +@ M/F Housing RB (Nora Pines
        Apts) Series 2001
        2.03%, 01/07/05                                      5,500         5,500
 +~@o Thermal Energy System RB
        Series 2001A
        2.04%, 01/07/05                                      9,900         9,900

      MARION
   +@ Economic Development RB
        (Indiana Wesleyan Univ)
        Series 2000
        2.00%, 01/07/05                                      7,500         7,500

      ST JOSEPH CNTY
   +@ Economic Development RB
        (Corby Apts) Series 1997B
        2.10%, 01/07/05                                      3,430         3,430


22 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
   +@ Economic Development RB
        (Pin Oaks Apts) Series 1997A
        2.10%, 01/07/05                                      1,000         1,000
   +@ Economic Development RB
        (Western Manor Apts)
        Series 1997C
        2.10%, 01/07/05                                      2,130         2,130

      UNIVERSITY OF SOUTHERN INDIANA
  +~@ Auxiliary System RB
        Series 2001B
        2.00%, 01/07/05                                     10,400        10,400

      VIGO CNTY
   +@ Economic Development RB
        (Sisters of Providence)
        Series 2001
        2.02%, 01/07/05                                      3,500         3,500

      VINCENNES UNIVERSITY
   +@ Student Fee Bonds Series G
        2.00%, 01/07/05                                      5,730         5,730
                                                                     -----------
                                                                         274,878
      IOWA 0.7%

      IOWA
      TRAN Series 2004
        1.83%, 06/30/05                                     34,000        34,195

      IOWA FINANCE AUTH
   +@ Retirement Community RB
        (Western Home Communities)
        Series 2004
        2.05%, 01/07/05                                      3,000         3,000

      IOWA HIGHER EDUCATION LOAN
      AUTH
   +@ Private College Facility RB
        (Graceland Univ) Series 2003
        2.05%, 01/07/05                                      2,000         2,000
   +@ Private College Facility RB
        (St Ambrose University)
        Series 2003
        2.22%, 01/03/05                                     10,595        10,595

      IOWA STUDENT LOAN LIQUIDITY
      CORP
  +~@ Student Loan RB Series 1988B
        2.01%, 01/07/05                                     46,500        46,500
                                                                     -----------
                                                                          96,290
      KANSAS 0.6%

      KANSAS DEPT OF TRANSPORTATION
  ~@o Highway RB Series 1999
        2.04%, 01/07/05                                     37,500        37,500

      KANSAS DEVELOPMENT FINANCE
      AUTH
   +@ M/F Housing RB (Saddlewood
        Apts) Series 2004M
        2.08%, 01/07/05                                      6,400         6,400

      WICHITA
   +@ Airport Facilities Refunding RB
        (Cessna Citation Service
        Center) 1997 Series III
        2.05%, 01/07/05                                     11,245        11,245
   +@ Airport Facility Refunding &
        Improvement RB (Flightsafety
        Intl) 1999 Series II
        2.02%, 01/07/05                                     26,170        26,170
                                                                     -----------
                                                                          81,315
      KENTUCKY 0.9%

      ELIZABETHTOWN
   +@ IDRB (ALTEC) Series 1997
        2.05%, 01/07/05                                      3,000         3,000

      JEFFERSON CNTY
   +@ M/F Housing Refunding RB
        (Camden Brookside Apts)
        Series 2002
        2.04%, 01/07/05                                      8,900         8,900
   +@ Sports Stadium RB (Univ of
        Louisville Athletic Assn)
        Series 1997
        2.10%, 01/07/05                                      3,000         3,000

      KENTUCKY HIGHER EDUCATION
      STUDENT LOAN CORP
  +~@ Insured Student Loan RB
        Series 1991E
        1.98%, 01/07/05                                     12,600        12,600
  +~@ Insured Student Loan RB
        Series 1996A
        1.98%, 01/07/05                                     23,850        23,850

      KENTUCKY HOUSING CORP
  ~@o Housing RB Series 1998F
        2.14%, 01/07/05                                     19,320        19,320
  ~@o Housing RB Series 2002A
        1.67%, 01/07/05                                      5,200         5,200


                                                         See financial notes. 23

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      LOUISVILLE & JEFFERSON CNTY
      METROPOLITAN SEWER DISTRICT
 +~@o Sewage & Drainage System RB
        Series 1999A
        2.04%, 01/07/05                                      6,115         6,115

      LOUISVILLE & JEFFERSON CNTY
      REGIONAL AIRPORT AUTH
    @ Special Facilities RB
        Series 1999C
        2.10%, 01/03/05                                      5,100         5,100

      LOUISVILLE & JEFFERSON CNTY
      VISITORS & CONVENTION COMM
  +~@ Dedicated Tax Refunding RB
        (Kentucky Intl Convention
        Center Expansion)
        Series 2004B
        2.00%, 01/07/05                                     15,175        15,175

      RICHMOND
   +@ IDRB (Mikron) Series 1995
        2.05%, 01/07/05                                      7,175         7,175

      WICKLIFFE
   +@ Pollution Control & Solid Waste
        Disposal Refunding RB
        (Westvaco Corp) Series 2001
        2.00%, 01/07/05                                      4,250         4,250
                                                                     -----------
                                                                         113,685
      LOUISIANA 1.5%

      CALCASIEU PARISH IDB
   +@ Refunding IDRB (Weingarten
        Realty Investors) Series 1995
        2.04%, 01/07/05                                      1,990         1,990

      EAST BATON ROUGE PARISH IDB
   +@ Solid Waste Disposal RB
        (Georgia-Pacific Corp)
        Series 2004
        2.06%, 01/07/05                                      7,100         7,100

      ERNEST N. MORIAL - NEW ORLEANS
      EXHIBIT HALL AUTH
 +~@o  Senior Subordinate Special Tax
        Bonds Series 2003A
        2.04%, 01/07/05                                      4,995         4,995

      LAFAYETTE PARISH IDB
   +@ Refunding IDRB (Westwood
        Village) Series 1995
        2.04%, 01/07/05                                      3,735         3,735

      LAFAYETTE PUBLIC POWER AUTH
 +~@o Electric Refunding RB
        Series 2003A&B
        2.04%, 01/07/05                                      5,310         5,310

      LAKE CHARLES HARBOR &
      TERMINAL DISTRICT
   +@ Dock & Wharf RB (Conoco Inc)
        Series 2000
        2.05%, 01/07/05                                     10,500        10,500

      LOUISIANA LOCAL GOV'T
      ENVIRONMENTAL FACILITIES &
      COMM DEVELOPMENT AUTH
   +@ RB (Univ of Louisiana-Monroe)
        Series 2004C
        2.00%, 01/07/05                                     12,515        12,515
   +@ RB (University of
        Louisiana-Monroe)
        Series 2004A
        2.01%, 01/07/05                                      8,000         8,000

      LOUISIANA OFFSHORE TERMINAL
      AUTH
   +@ Deepwater Port Refunding RB
        First State Series 1992A
        2.00%, 01/07/05                                     10,000        10,000
   +@ Deepwater Port Refunding RB
        Series 2003B
        2.00%, 01/07/05                                      5,700         5,700

      LOUISIANA PUBLIC FACILITY AUTH
  +~@ Lease Purchase RB Series 2003
        2.04%, 01/07/05                                     20,000        20,000
   +@ RB (Tiger Athletic Foundation)
        Series 2004
        2.01%, 01/07/05                                     18,800        18,800

      NEW ORLEANS AVIATION BOARD
  +~@ Refunding Bonds Series 1993B
        2.00%, 01/07/05                                      4,860         4,860

      OUACHITA PARISH IDB
   +@ IDRB (Sulzer Escher Wyss)
        Series 1989
        2.04%, 01/07/05                                      1,500         1,500

      ST JAMES PARISH
      Pollution Control Refunding RB
        (Texaco) Series 1988A
        1.88%, 02/10/05                                     36,500        36,500


24 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      Pollution Control Refunding RB
        (Texaco) Series 1988B
        1.88%, 02/10/05                                     44,030        44,030
                                                                     -----------
                                                                         195,535
      MAINE 0.5%

      MAINE
      GO TAN
        1.59%, 06/30/05                                     52,000        52,356

      MAINE FINANCE AUTH
   +@ RB (Jackson Laboratory)
        Series 2002
        2.02%, 01/07/05                                      5,800         5,800

      MAINE HOUSING AUTH
  ~@o  Mortgage Purchase Bonds
        Series 2002 F-2
        2.08%, 01/07/05                                      4,585         4,585
                                                                     -----------
                                                                          62,741
      MARYLAND 1.4%

      ANNE ARUNDEL CNTY
    ~ TECP GO BAN Series A
        1.75%, 01/04/05                                     20,000        20,000

      BALTIMORE CNTY
    ~ Consolidated Public
        Improvement TECP
        Series 2002
        1.68%, 01/10/05                                     30,000        30,000

      HOWARD CNTY
   +@ M/F Housing Refunding RB
        (Sherwood Crossing Apts)
        Series 2003
        2.00%, 01/07/05                                     10,000        10,000

      MARYLAND COMMUNITY
      DEVELOPMENT ADMIN.
  ~@o S/F Program Bonds 1999 Third
        Series
        2.14%, 01/07/05                                     32,335        32,335

      MARYLAND ENERGY FINANCING
      ADMIN.
   +@ Limited Obligation Local District
        Cooling Facilities RB (Comfort
        Link) Series 2001
        2.06%, 01/07/05                                     10,000        10,000

      MARYLAND HEALTH & HIGHER
      EDUCATIONAL FACILITIES AUTH
   +@ Pooled Loan Program RB
        Series D
        1.98%, 01/07/05                                     39,365        39,365
  +~@ RB (University of Maryland
        Medical System)
        Series 2004A
        2.00%, 01/07/05                                      9,900         9,900

      MARYLAND STATE ECONOMIC
      DEVELOPMENT CORP
   +@ IDRB (Dixon Valve & Coupling
        Co) Series 1998
        2.09%, 01/07/05                                      1,815         1,815

      MONTGOMERY CNTY HOUSING
      OPPORTUNITIES COMM
      S/F Mortgage RB 2004
        Series C
        1.10%, 03/08/05                                     24,840        24,840
      S/F Mortgage RB 2004
        Series D
        1.15%, 03/08/05                                      3,985         3,985
                                                                     -----------
                                                                         182,240
      MASSACHUSETTS 4.6%

      AMESBURY
      BAN
        1.02%, 02/13/05                                     10,170        10,178

      BEDFORD
      BAN
        1.14%, 02/18/05                                     11,526        11,554

      CLINTON
      BAN Series 2004
        1.07%, 02/04/05                                     20,000        20,017

      COHASSET
      BAN
        1.57%, 08/12/05                                     25,164        25,350

      CONCORD
      Unlimited Tax School BAN
        1.63%, 09/29/05                                     15,200        15,353

      DIGHTON-REHOBOTH REGIONAL SD
      BAN Series R-1
        1.64%, 06/03/05                                     17,500        17,598

      DUXBURY
      BAN
        1.12%, 01/14/05                                     15,511        15,516


                                                         See financial notes. 25

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      EASTON
      BAN
        1.60%, 06/10/05                                     19,094        19,189

      FOXBOROUGH
      BAN
        1.63%, 06/16/05                                     21,235        21,341

      GATEWAY REGIONAL SD
      BAN
        1.22%, 02/10/05                                     12,092        12,115

      HAVERHILL
    + BAN
        1.20%, 04/01/05                                      3,000         3,008

      HUDSON
      BAN
        1.27%, 05/13/05                                     25,419        25,576

      LAWRENCE
      School BAN
        2.28%, 12/22/05                                     12,000        12,111

      MARION
      BAN
        1.68%, 07/15/05                                      2,000         2,014

      MARLBOROUGH
      BAN
        1.60%, 06/16/05                                     11,359        11,430

      MASCONOMET REGIONAL SD
      BAN
        1.10%, 02/10/05                                     10,000        10,010
        1.12%, 02/10/05                                      7,000         7,007

      MASSACHUSETTS
 +~@o GO Bonds Consolidated Loan
        Series 2001D
      2.03%, 01/07/05                                        2,785         2,785
  +~@ Route 3 North Transportation
        Improvements Assoc Lease
        RB Series 2002B
        1.95%, 01/07/05                                      2,200         2,200

      MASSACHUSETTS BAY TRANSIT AUTH
 +~@o General Transportation System
        Bonds Series 1999A
        2.00%, 01/07/05                                      9,000         9,000

      MASSACHUSETTS DEVELOPMENT
      FINANCE AGENCY
  +~@ Education RB (Dexter School)
        Series 2000
        1.97%, 01/07/05                                     12,000        12,000
   +@ M/F Housing RB (Salem
        Heights Apts) Series 2003A
        2.00%, 01/07/05                                     15,900        15,900
   +@ RB (Assumption College)
        Series 2002A
        1.97%, 01/07/05                                      5,600         5,600
  +~@ RB (Boston University)
        Series R-3
        2.00%, 01/07/05                                      3,800         3,800
   +@ RB (Brandon Residential
        Treatment Center)
        Series 2003
        2.00%, 01/07/05                                      2,290         2,290
   +@ RB (FIBA Technologies)
        Series 2003
        2.07%, 01/07/05                                      2,200         2,200
   +@ RB (Judge Rotenberg Center)
        Series 2003
        1.97%, 01/07/05                                      5,815         5,815
   ~@ RB (Phillips Academy)
        Series 2003
        1.97%, 01/07/05                                      2,000         2,000
   +@ RB (Sophia Snow Home)
        Series 2004A
        1.98%, 01/07/05                                      6,000         6,000
   +@ RB (Sophia Snow Home)
        Series 2004B
        1.98%, 01/07/05                                      4,000         4,000
  +~@ RB (Wentworth Institute of
        Technology) Series 2000
        1.97%, 01/07/05                                      6,585         6,585
   +@ Senior Living Facility RB
        (New England Deaconess
        Assn) Series 2004
        1.95%, 01/07/05                                      3,000         3,000

      MASSACHUSETTS HEALTH &
      EDUCATIONAL FACILITIES AUTH
 +~@o RB (Baystate Medical Ctr)
        Series D
        2.02%, 01/07/05                                     13,300        13,300
   +@ RB (Boston Home)
        Series 2002B
        1.97%, 01/07/05                                      2,500         2,500
  ~@o RB (MIT) Series K
        2.03%, 01/07/05                                      6,710         6,710
   +@ RB (Sherrill House) Series A-1
        1.99%, 01/07/05                                      6,100         6,100
    @ RB (Williams College) Series I
        1.05%, 04/01/05                                     15,000        15,000


26 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
 +~@o RB (Winchester Hospital)
        Series D
        2.03%, 01/07/05                                      3,000         3,000

      MASSACHUSETTS HFA
  +~@ Housing Bonds Series 2003F
        1.95%, 01/07/05                                      1,500         1,500

      MASSACHUSETTS INDUSTRIAL
      FINANCE AGENCY
   ~@ RB (Whitehead Institute For
        Biomedical Research) 1995
        1.92%, 01/07/05                                      2,200         2,200
   +@ RB (Williston Northampton
        School) Series B
        2.00%, 01/07/05                                      1,800         1,800

      MASSACHUSETTS PORT AUTH
    + TECP Series 2003B
        1.73%, 01/10/05                                     15,800        15,800

      MASSACHUSETTS TURNPIKE AUTH
 +~@o Metropolitan Highway System
        Subordinate RB Series 1999A
        1.99%, 01/07/05                                      7,110         7,110

      MASSACHUSETTS WATER POLLUTION
      ABATEMENT TRUST
  ~@o Water Pollution Abatement RB
        Subordinate Series 1999A
        2.05%, 01/07/05                                      1,500         1,500

      MEDWAY
      Unlimited Tax BAN
        1.04%, 03/18/05                                     15,000        15,030

      MENDON-UPTON REGIONAL SD
      BAN 2004
        1.24%, 04/28/05                                     29,500        29,664

      NASHOBA VALLEY TECHNICAL HIGH
      SD
      BAN
        1.48%, 08/12/05                                      7,441         7,509

      NATICK
      BAN
        1.09%, 04/29/05                                     12,900        12,937

      NEW BEDFORD
      BAN
        1.14%, 02/25/05                                     12,950        12,966

      RALPH C. MAHAR REGIONAL SD
      BAN
        1.69%, 07/14/05                                     20,000        20,137

      SILVER LAKE REGIONAL SD
      GO BAN
        1.61%, 08/26/05                                     20,000        20,179

      SOMERVILLE
      GO BAN
        1.44%, 08/19/05                                      3,162         3,188

      SPRINGFIELD
      GO BAN
        1.75%, 06/17/05                                      7,500         7,542

      WEYMOUTH
      BAN
        1.02%, 03/10/05                                     25,000        25,034
        1.46%, 03/10/05                                     10,000        10,028

      WILLIAMSTOWN
      Unlimited Tax BAN
        1.37%, 05/05/05                                      6,900         6,938

      WOBURN
      BAN
        1.19%, 04/08/05                                     22,000        22,032
                                                                     -----------
                                                                         592,246
      MICHIGAN 5.6%

      ALLEN PARK PUBLIC SCHOOLS
  ~@o Unlimited Tax School Building
        Bonds Series 2003
        2.04%, 01/07/05                                     10,760        10,760

      ANN ARBOR ECONOMIC
      DEVELOPMENT CORP
   +@ Limited Obligation RB (Glacier
        Hills) Series 2000A
        2.09%, 01/07/05                                     12,700        12,700
   +@ Limited Obligation Refunding
        RB (Glacier Hills)
        Series 2000B
        2.09%, 01/07/05                                      8,685         8,685

      DETROIT
 +~@o Sewage Disposal System RB
        Series 1999A
        2.04%, 01/07/05                                     34,650        34,650
 +~@o Sewage Disposal System
        Second Lien RB
        Series 2001B
        2.07%, 01/07/05                                      4,260         4,260
  +~@ Water Supply System Refunding
        Second Lien RB
        Series 2004-A
        2.01%, 01/07/05                                     26,500        26,500


                                                         See financial notes. 27

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
  +~@ Water Supply System Refunding
        Second Lien RB
        Series 2004-B
        2.01%, 01/07/05                                     90,190        90,190
  +~@ Water Supply System Refunding
        Senior Lien RB Series 2003D
        2.00%, 01/07/05                                     11,900        11,900

      DETROIT CITY SD
 +~@o School Building & Site
        Improvement Bonds
        Series 2001A
        2.07%, 01/07/05                                      4,620         4,620

      GEORGETOWN ECONOMIC
      DEVELOPMENT CORP
   +@ Limited Obligation RB (Sunset
        Manor) Series 2000
        2.00%, 01/07/05                                      8,860         8,860

      GRAND RAPIDS ECONOMIC
      DEVELOPMENT CORP
   +@ Refunding RB (Amway Hotel
        Corp) Series 1991A
        2.12%, 01/07/05                                      8,755         8,755

      MACOMB CNTY HOSPITAL FINANCE
      AUTH
   +@ Hospital Refunding RB (Mt
        Clemens General Hospital)
        Series 2003 A-2
        2.14%, 01/03/05                                      9,300         9,300

      MICHIGAN
      GO Notes Fiscal 2005 Series A
        2.02%, 09/30/05                                    170,000       171,869

      MICHIGAN BUILDING AUTH
    + TECP Series 4
        1.75%, 01/20/05                                     50,000        50,000

      MICHIGAN HIGHER EDUCATION
      FACILITIES AUTH
   +@ Limited Obligation Refunding
        RB (Hope College)
        Series 2004
        2.03%, 01/07/05                                      4,000         4,000

      MICHIGAN HOSPITAL FINANCING
      AUTH
   +@ Hospital Refunding & RB
        (Crittenton Hospital Medical
        Ctr) Series 2003A
        1.99%, 01/03/05                                      7,900         7,900

      MICHIGAN HOUSING DEVELOPMENT
      AUTH
 +~@o S/F Mortgage RB Series
        2001A
        2.07%, 01/07/05                                      3,630         3,630

      MICHIGAN JOB DEVELOPMENT
      AUTH
   +@ Limited Obligation RB
        (Frankenmuth Bavarian Inn
        Motor Lodge) Series 1985
        2.15%, 01/30/05                                      7,100         7,100

      MICHIGAN MUNICIPAL BOND AUTH
 +~@o Revenue Notes,
        Series 2004 B-2
        2.05%, 01/07/05                                     32,550        32,550

      MICHIGAN STRATEGIC FUND
   +@ Limited Obligation RB (Advance
        Plastics Corp) Series 1996
        2.15%, 01/07/05                                      1,530         1,530
   +@ Limited Obligation RB
        (American Cancer Society)
        Series 2000
        2.05%, 01/07/05                                      4,210         4,210
   +@ Limited Obligation RB (EPI
        Printers) Series 1997
        2.15%, 01/07/05                                        720           720
   +@ Limited Obligation RB (Mans)
        Series 1991
        2.19%, 01/07/05                                        420           420
   +@ Limited Obligation RB (Mans)
        Series 1998B
        2.15%, 01/07/05                                        935           935
   +@ Limited Obligation RB
        (Mechanics Uniform Rental
        Co) Series 1995
        2.15%, 01/07/05                                      1,000         1,000
   +@ Limited Obligation RB (United
        Machining) Series 1998
        2.15%, 01/07/05                                      4,000         4,000
 +~@o Limited Obligation Refunding
        RB (Detroit Edison Co)
        Series 2003A
        2.08%, 01/07/05                                      5,995         5,995


28 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      MICHIGAN TRUNK LINE FUND
 +~@o State Trunk Line Fund
        Refunding Bonds
        Series 1998A
        2.04%, 01/07/05                                     46,666        46,666

      OAKLAND CNTY
   +@ Limited Obligation RB (Husky
        Envelope Products)
        Series 1999
        2.15%, 01/07/05                                      2,100         2,100
   +@ Limited Obligation RB (Pontiac
        Vision 2000 Schools)
        Series 2000
        2.05%, 01/07/05                                      8,800         8,800

      WAYNE CNTY
  +~@ Airport RB (Detroit Metropolitan
        Wayne Cnty Airport) Junior
        Lien Series 2001
        2.01%, 01/07/05                                     68,075        68,075
  +~@ Airport RB (Detroit Metropolitan
        Wayne Cnty Airport)
        Series 2002A
        2.01%, 01/07/05                                     29,770        29,770
  +~@ Airport Refunding RB (Detroit
        Metropolitan Wayne County
        Airport) Series 1996B
        2.01%, 01/07/05                                     45,890        45,890
                                                                     -----------
                                                                         728,340
      MINNESOTA 1.8%

      ANDOVER
   +@ Senior Housing Refunding RB
        (Presbyterian Homes)
        Series 2003
        2.00%, 01/07/05                                      6,600         6,600

      BLOOMINGTON PORT AUTH
  +~@ Special Tax Refunding RB (Mall
        of America) Series 1999B
        2.05%, 01/07/05                                     23,900        23,900

      BURNSVILLE
   +@ M/F Housing Refunding RB
        (Southwind Apts) Series 2004
        2.00%, 01/07/05                                      8,350         8,350

      EDEN PRAIRIE
   +@ M/F Housing RB (Eden Prairie
        Leased Housing Associates I)
        Series 2003A
        2.15%, 01/07/05                                      6,000         6,000

      HENNEPIN CNTY
    @ GO Refunding Bonds
        Series 1996C
        2.15%, 01/07/05                                      1,350         1,350

      HENNEPIN CNTY HOUSING &
      REDEVELOPMENT AUTH
   +@ M/F Housing Refunding RB
        (Stone Arch Apts)
        Series 2002
        2.05%, 01/07/05                                      2,800         2,800

      MENDOTA HEIGHTS
   +@ Refunding IDRB (Dakota
        Business Plaza) Series 2000
        2.24%, 01/07/05                                      2,300         2,300

      MINNEAPOLIS
   +@ RB (Guthrie Theater)
        Series 2003A
        2.00%, 01/07/05                                     18,000        18,000

      MINNEAPOLIS-ST PAUL
      METROPOLITAN AIRPORTS COMM
 +~@o Airport RB Series 2000B
        2.08%, 01/07/05                                      5,225         5,225
    + Subordinate Revenue TECP
        Series B
        1.90%, 01/12/05                                     17,500        17,500

      MINNESOTA
      Tax & Aid Anticipation
        Borrowing Program COP
        Series 2004
        1.53%, 09/02/05                                     73,915        74,628

      MINNESOTA AGRICULTURAL &
      ECONOMIC DEVELOPMENT BOARD
   +@ RB (Evangelical Lutheran Good
        Samaritan Society)
        Series 1996
        2.05%, 01/07/05                                      7,400         7,400

      MINNESOTA HFA
   ~@ Residential Housing Finance
        Bonds Series 2004G
        2.05%, 01/07/05                                     12,000        12,000

      MINNESOTA HIGHER EDUCATION
      FACILITIES AUTH
   +@ RB (Univ of St. Thomas)
        Series 4-O
        2.03%, 01/07/05                                      9,700         9,700


                                                         See financial notes. 29

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
   +@ RB (Univ of St. Thomas)
        Series 5-I
        2.03%, 01/07/05                                      3,800         3,800

      ROCHESTER
        Health Care Facilities RB (Mayo
        Foundation) Series 1992B
        1.85%, 01/06/05                                     20,200        20,200
      Health Care Facilities RB (Mayo
        Foundation) Series 2000A
        1.85%, 01/06/05                                     12,000        12,000

      ST LOUIS PARK
   +@ M/F Housing RB (Park)
        Series 2002A
        2.15%, 01/07/05                                      3,300         3,300

      ST PAUL HOUSING &
      REDEVELOPMENT AUTH
   +@ District Heating RB
        Series 1999D
        2.05%, 01/07/05                                      3,230         3,230
                                                                     -----------
                                                                         238,283
      MISSISSIPPI 0.3%

      MISSISSIPPI
  ~@o GO Refunding Bonds
        Series 2001
        2.04%, 01/07/05                                     14,880        14,880

      MISSISSIPPI BUSINESS FINANCE
      CORP
   +@ IDRB (Electric Mills Wood
        Preserving) Series 1999
        2.13%, 01/07/05                                      5,000         5,000
   +@ IDRB (Omega Motion)
        Series 1996
        2.04%, 01/07/05                                      4,000         4,000
   +@ IDRB (VC Regional Assembly &
        Mnfg) Series 2003
        2.02%, 01/07/05                                      9,210         9,210

      MISSISSIPPI HOME CORP
 +~@o S/F Mortgage RB
        Series 1997C
        2.14%, 01/07/05                                      3,775         3,775
                                                                     -----------
                                                                          36,865
      MISSOURI 0.3%

      CLAY CNTY IDA
   +@ IDRB (KS Salad Real Estate)
        Series 1999
        2.12%, 01/07/05                                      6,000         6,000

      MISSOURI DEVELOPMENT FINANCE
      BOARD
   +@ IDRB (Milbank Mnfg Co)
        Series 1997
        2.20%, 01/07/05                                      3,000         3,000

      ST CHARLES CNTY IDA
   +@ M/F Housing Refunding RB
        (Time Centre Apts Phase I)
        Series 2004A
        2.02%, 01/07/05                                     15,600        15,600
   +@ M/F Housing Refunding RB
        (Time Centre Apts Phase II)
        Series 2004B
        2.06%, 01/07/05                                      4,500         4,500

      ST LOUIS IDA
   +@ IDRB (Kessler Container)
        Series 1997A
        2.05%, 01/07/05                                      1,900         1,900

      WASHINGTON IDA
   +@ IDRB (Pauwels Transformers)
        Series 1995
        2.28%, 01/07/05                                      2,800         2,800
                                                                     -----------
                                                                          33,800
      MONTANA 0.0%

      MONTANA HEALTH FACILITIES AUTH
  +~@ Health Care RB (Pooled Loan
        Program) Series 1985A
        2.00%, 01/07/05                                      4,325         4,325

      NEBRASKA 0.3%

      DODGE CNTY
   +@ IDRB (Oilgear Co) Series 1997
        2.29%, 01/07/05                                        835           835

      LANCASTER COUNTY HOSPITAL
      DISTRICT #1
  +~@ Hospital RB (Bryan LGH
        Medical Ctr) Series 2002
        2.22%, 01/03/05                                     13,000        13,000


30 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      NEBRASKA INVESTMENT FINANCE
      AUTH
  ~@o S/F Housing RB Series 1998G
        2.14%, 01/07/05                                     10,735        10,735
  ~@o S/F Housing RB Series 1999E
        2.11%, 01/07/05                                        880           880

      STANTON CNTY
    @ IDRB (Nucor Corp)
        Series 1996
        2.08%, 01/07/05                                     19,300        19,300
                                                                     -----------
                                                                          44,750
      NEVADA 1.4%

      CLARK CNTY
  +~@ Airport System Refunding RB
        Series 1993A
        1.96%, 01/07/05                                      4,500         4,500
   +@ Airport System Subordinate Lien
        RB Series 1995 A-2
        1.98%, 01/07/05                                      1,100         1,100
  +~@ Airport System Subordinate Lien
        RB Series 2001A
        2.17%, 01/03/05                                      2,500         2,500
  +~@ Airport System Subordinate Lien
        RB Series 2001C
        1.96%, 01/07/05                                     25,260        25,260
   +@ Economic Development RB
        (UNLV Fndn) Series 1999
        1.99%, 01/07/05                                        395           395
   +@ IDRB (Southwest Gas Corp)
        Series 2003A
        2.03%, 01/07/05                                     12,500        12,500

      CLARK CNTY SD
 +~@o GO (Limited Tax) Building Bonds
        Series 2001F
        2.04%, 01/07/05                                     21,715        21,715

      NEVADA HOUSING DIVISION
   +@ Multi-Unit Housing RB
        (Sundance Village Apts)
        Series 2004
        2.00%, 01/07/05                                     15,000        15,000
   +@ Multi-Unit Housing Refunding
        RB (Oakmont) Series 2002
        2.00%, 01/07/05                                      4,350         4,350
   +@ Multi-unit Housing RB (Apache
        Pines Apts) Series 1999A
        2.00%, 01/07/05                                      7,415         7,415
   +@ Multi-unit Housing RB
        (Banbridge Apts)
        Series 2000A
        2.00%, 01/07/05                                      3,960         3,960
   +@ Multi-unit Housing RB (Bluffs
        Apts) Series 2002A
        2.00%, 01/07/05                                     17,850        17,850
   +@ Multi-unit Housing RB (City
        Center) Series 2000A
        2.00%, 01/07/05                                      7,600         7,600
   +@ Multi-unit Housing RB (Home
        Suites) Series 1989A
        1.95%, 01/07/05                                      4,900         4,900
   +@ Multi-unit Housing RB (Silver
        Pines Apts) Series 2002A
        1.98%, 01/07/05                                      5,500         5,500
   +@ Multi-unit Housing RB (Silver
        Terrace Apts) Series 2003A
        2.00%, 01/07/05                                      5,150         5,150
   +@ Multi-unit Housing RB (St Rose
        Seniors Apts) Series 2002A
        2.00%, 01/07/05                                     14,770        14,770

      WASHOE CNTY
 +~@o GO Convention Center
        Refunding Bonds
        Series 2001A
        2.04%, 01/07/05                                     21,000        21,000
                                                                     -----------
                                                                         175,465
      NEW HAMPSHIRE 0.7%

      NEW HAMPSHIRE BUSINESS
      FINANCE AUTH
   +@ Solid Waste Disposal RB (Lonza
        Biologics) Series 2003
        2.08%, 01/07/05                                     30,000        30,000

      NEW HAMPSHIRE HEALTH &
      EDUCATIONAL FACILITIES AUTH
  +~@ RB (Dartmouth-Hitchcock
        Obligated Group)
        Series 2001A
        1.99%, 01/07/05                                     38,135        38,135
   +@ RB (Easter Seals New
        Hampshire) Series 2004A
        2.02%, 01/07/05                                      6,060         6,060
   +@ RB (Riverwoods) Series 2003
        2.00%, 01/07/05                                      7,250         7,250


                                                         See financial notes. 31

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      NEW HAMPSHIRE HFA
 +~@o S/F Mortgage Acquisition RB
        Series 1997C
        2.14%, 01/07/05                                      2,035         2,035
 +~@o S/F Mortgage Acquisition RB
        Series 1998B
        2.14%, 01/07/05                                      9,730         9,730
                                                                     -----------
                                                                          93,210
      NEW JERSEY 0.9%

      DELAWARE RIVER PORT AUTH
 +~@o RB Series 1999
        2.03%, 01/07/05                                      4,900         4,900

      ENGLEWOOD
      General Improvement & Special
        Assessment BANs
        1.63%, 07/08/05                                     23,750        23,915

      GLOUCESTER CNTY
    @ Pollution Control Refunding RB
        (Exxon Mobil) Series 2003
        2.00%, 01/07/05                                      6,200         6,200

      NEW JERSEY
      TRAN Series Fiscal 2005A
  ~@o   1.25%, 04/23/05                                     25,000        25,000
  ~@o   2.05%, 01/07/05                                     15,000        15,000

      NEW JERSEY HEALTH CARE
      FACILITIES FINANCING AUTH
 +~@o RB (JFK Health Systems
        Obligated Group) Series 1993
        2.02%, 01/07/05                                      3,355         3,355
 +~@o Refunding & RB (St Barnabas
        Health Care System)
        Series 1998B
        2.01%, 01/07/05                                      2,030         2,030

      NEW JERSEY HOUSING AND
      MORTGAGE FINANCE AGENCY
      S/F Housing RB Series 2004F
        1.05%, 04/01/05                                      5,000         5,000

      NEW JERSEY SPORTS & EXPOSITION
      AUTH
  +~@ State Contract Bonds
        Series 1992C
        1.95%, 01/07/05                                      9,100         9,100

      NEW JERSEY TURNPIKE AUTH
 +~@o RB Series C
        2.02%, 01/07/05                                      2,000         2,000
 +~@o Turnpike RB Series 2000A
        2.02%, 01/07/05                                      6,100         6,100

      WOODBRIDGE TOWNSHIP
      General & Sewer Utility BAN
        1.65%, 07/08/05                                      5,481         5,519
        1.67%, 07/08/05                                      6,519         6,563
                                                                     -----------
                                                                         114,682
      NEW MEXICO 1.8%

      FARMINGTON
   +@ Hospital RB (San Juan Regional
        Medical Center)
        Series 2004B
        2.02%, 01/07/05                                      2,000         2,000

      NEW MEXICO
      2004-2005 TRAN
  ~@o   2.05%, 01/07/05                                     30,000        30,000
  ~@o   2.05%, 01/07/05                                     90,000        90,000
      2004-2005 TRAN
        Series 2004A
        1.90%, 06/30/05                                     75,000        75,526
        1.92%, 06/30/05                                     25,000        25,132

      SANTA FE
   +@ Gross Receipts Tax Subordinate
        Lien Wastewater System RB
        Series 1997B
        2.02%, 01/07/05                                     16,600        16,600
                                                                     -----------
                                                                         239,258

      NEW YORK 4.8%

      DUTCHESS CNTY IDA
   +@ Civic Facility RB (Trinity-Pawling
        School Corp) Series 1998
        1.98%, 01/07/05                                      4,500         4,500

      JAY STREET DEV CORP
   +@ Courts Facility Lease RB (Jay
        St) Fiscal 2004 Bonds A-2
        1.98%, 01/07/05                                      6,000         6,000

      LONG ISLAND POWER AUTH
 +~@o Electric System RB
        Series 1998A
        2.01%, 01/07/05                                     10,970        10,970
  +~@ Electric System Subordinated
        RB Series 1998 7B
        1.95%, 01/07/05                                      1,700         1,700


32 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      METROPOLITAN TRANSPORTATION
      AUTH
  +~@ Dedicated Tax Fund
        Series 2002B
        1.98%, 01/07/05                                      8,800         8,800

      NEW YORK CITY
 +~@o GO Bonds Fiscal 1998D
        2.03%, 01/07/05                                     17,825        17,825
 +~@o GO Bonds Fiscal 2002
        Series A
        2.01%, 01/07/05                                     15,000        15,000
  +~@ GO Bonds Fiscal 2002
        Series A-6
        2.17%, 01/03/05                                      3,000         3,000
   +@ GO Bonds Fiscal 2004
        Series H-7
        2.15%, 01/03/05                                      2,100         2,100

      NEW YORK CITY HOUSING
      DEVELOPMENT CORP
   +@ M/F Mortgage RB (2 Gold St)
        Series 2003A
        1.95%, 01/07/05                                        500           500
   +@ M/F Rental Housing RB (One
        Columbus Place)
        Series 1998A
        1.99%, 01/07/05                                     51,200        51,200
   +@ M/F Rental Housing RB
        (Sierra) Series 2003A
        1.99%, 01/07/05                                      9,300         9,300

      NEW YORK CITY IDA
   +@ Special Facility RB (Korean Air
        Lines) Series 1997A
        1.99%, 01/07/05                                     31,400        31,400

      NEW YORK CITY MUNICIPAL WATER
      FINANCE AUTH
  +~@ Water & Sewer System RB
        Series 1995A
        2.17%, 01/03/05                                      1,600         1,600
 +~@o Water & Sewer System RB
        Series 1996B
        2.01%, 01/07/05                                      9,995         9,995
   ~@ Water & Sewer System RB
        Series 2000C
        2.18%, 01/03/05                                     23,700        23,700
   ~@ Water & Sewer System RB
        Series 2001 F-2
        1.96%, 01/07/05                                     10,000        10,000
 +~@o Water & Sewer System RB
        Series 2002G
        2.02%, 01/07/05                                     13,545        13,545

      NEW YORK CITY TRANSITIONAL
      FINANCE AUTH
  ~@o Future Tax Secured Bonds
        Fiscal 1999 Series C
        2.03%, 01/07/05                                     14,745        14,745
  ~@o Future Tax Secured Refunding
        Bonds Fiscal 2003 Series A
        2.02%, 01/07/05                                      4,640         4,640
   ~@ Recovery Bonds Fiscal 2003
        Series 2D
        1.98%, 01/07/05                                      3,500         3,500

      NEW YORK STATE
 +~@o GO Bonds Fiscal 2004 Series F
        2.06%, 01/07/05                                     50,000        50,000

      NEW YORK STATE DORMITORY AUTH
 +~@o State University Educational
        Facilities RB Series 2000B
        1.99%, 01/07/05                                     20,000        20,000

      NEW YORK STATE ENERGY
      RESEARCH DEV AUTH
 +~@o Gas Facilities RB (Brooklyn
        Union Gas) Series 1996
        2.01%, 01/07/05                                      1,570         1,570

      NEW YORK STATE HFA
   +@ Housing RB (101 West End
        Ave) Series 1998A
        1.99%, 01/07/05                                     13,200        13,200
   +@ Housing RB (150 E44th St)
        Series 2000A
        1.99%, 01/07/05                                     43,500        43,500
   +@ Housing RB (250 W50th St)
        Series 1997A
        1.98%, 01/07/05                                     57,000        57,000
   +@ Housing RB (345 E94th St)
        Series 1998A
        1.99%, 01/07/05                                      5,265         5,265
   +@ Housing RB (350 W43rd St)
        Series 2004A
        1.99%, 01/07/05                                      9,400         9,400
   +@ Housing RB (350 W43rd St)
        Series 2002A
        1.99%, 01/07/05                                      5,000         5,000
   +@ Housing RB (Avalon Chrystie
        Place I) Series 2004A
        1.96%, 01/07/05                                     20,000        20,000


                                                         See financial notes. 33

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
   +@ Housing RB (E84th St)
        Series 1995A
        1.98%, 01/07/05                                     11,300        11,300
   +@ Housing RB (The Helena)
        Series 2003A
        1.98%, 01/07/05                                     12,200        12,200
   +@ Housing RB (Union Square
        South) Series 1996A
        1.98%, 01/07/05                                     14,000        14,000
   +@ Housing RB (W20th St)
        Series 2001A
        2.02%, 01/07/05                                     33,000        33,000

      NEW YORK STATE MORTGAGE
      AGENCY
  ~@o Homeowner Mortgage RB
        Series 79
        2.03%, 01/07/05                                     14,995        14,995
  ~@o Homeowner Mortgage RB
        Series 77A
        1.20%, 02/03/05                                     10,700        10,700
  ~@o S/F Mortgage RB Series 92
        2.03%, 01/07/05                                      3,685         3,685

      PITTSFORD CENTRAL SD
      GO BAN 2004B
        1.50%, 06/29/05                                     12,500        12,590
        1.55%, 06/29/05                                      7,500         7,554

      PORT AUTH OF NEW YORK &
      NEW JERSEY
      TECP Series A
        1.79%, 03/04/05                                      3,000         3,000

      SMITHTOWN CENTRAL SD
      2004-2005 TAN
        1.58%, 06/29/05                                     12,490        12,576

      TOMPKINS CNTY IDA
   ~@ Civic Facility RB (Cornell Univ)
        Series 2002A
        1.97%, 01/07/05                                      8,400         8,400

      TRIBOROUGH BRIDGE & TUNNEL
      AUTH
  ~@o General Refunding RB
        Series 2002B
        2.01%, 01/07/05                                      9,995         9,995

      WESTCHESTER CNTY IDA
   +@ IDRB (Levister Redevelopment
        Co) Series 2001A
        1.98%, 01/07/05                                      1,000         1,000

      YONKERS IDA
  +~@ Civic Facility RB (Consumers
        Union) Series 1994
        2.00%, 01/07/05                                        440           440
                                                                     -----------
                                                                         624,390
      NORTH CAROLINA 2.0%

      CHARLOTTE
  +~@ Airport Refunding RB
        Series 1997A
        2.01%, 01/07/05                                     37,400        37,400

      DURHAM HOUSING AUTH
   +@ M/F Housing RB (Pendleton
        Townhomes) Series 2001
        2.06%, 01/07/05                                      5,490         5,490

      FORSYTH CNTY
   +@ RB (Plymouth Printing Co)
        Series 1998
        2.09%, 01/07/05                                      1,140         1,140

      GATES CNTY INDUSTRIAL FACILITIES
      & POLLUTION CONTROL FINANCING
      AUTH
   +@ IDRB (Coxe-Lewis Corp) Series 1999
        2.14%, 01/07/05                                        970           970

      GUILFORD CNTY INDUSTRIAL
      FACILITIES & POLLUTION CONTROL
      FINANCING AUTH
   +@ IDRB (Metalcraft of Mayville SE
        Mnfg) Series 1997
        2.05%, 01/07/05                                      1,300         1,300

      HERTFORD CNTY INDUSTRIAL
      FACILITIES & POLLUTION CONTROL
      FINANCING AUTH
      IDRB (Nucor Corp)
        Series 2000A
    @   2.02%, 01/07/05                                     17,500        17,500
    @   2.18%, 01/07/05                                     26,500        26,500

      JOHNSTON CNTY INDUSTRIAL
      FACILITIES & POLLUTION CONTROL
      FINANCING AUTH
   +@ IDRB (Flanders Corp)
        Series 1998
        2.05%, 01/07/05                                      4,500         4,500


34 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      NORTH CAROLINA EDUCATIONAL
      FACILITIES FINANCE AGENCY
   +@ Educational Facilities RB (High
        Point Univ) Series 1997
        1.99%, 01/07/05                                      4,410         4,410
   +@ Educational Facilities RB
        (Queens College)
        Series 1999B
        1.99%, 01/07/05                                      5,755         5,755

      NORTH CAROLINA HFA
  ~@o Home Ownership RB Series 1A
        1.62%, 07/14/05                                     12,000        12,000

      PIEDMONT TRIAD AIRPORT AUTH
  +~@ Airport RB Series 2004B
        2.05%, 01/07/05                                     19,500        19,500

      ROCKINGHAM CNTY INDUSTRIAL
      FACILITIES & POLLUTION CONTROL
      FINANCING AUTH
   +@ IDRB (McMichael Mills)
        Series 1997
        2.04%, 01/07/05                                      1,100         1,100

      ROWAN CNTY INDUSTRIAL FACILITIES
      & POLLUTION CONTROL FINANCING
      AUTH
   +@ IDRB (Taylor Clay Products)
        Series 1999
        2.04%, 01/07/05                                      3,400         3,400

      SAMPSON CNTY INDUSTRIAL
      FACILITIES & POLLUTION CONTROL
      FINANCE AUTH
   +@ IDRB (Crumpler Plastic Pipe)
        Series 1999
        2.09%, 01/07/05                                      2,600         2,600

      UNION CNTY INDUSTRIAL FACILITIES
      & POLLUTION CONTROL FINANCING
      AUTH
   +@ RB (Rock-Tenn Converting Co)
        Series 1997
        2.06%, 01/07/05                                      1,750         1,750

      WAKE CNTY
   ~@ Public Improvement Bonds
        Series 2003B
        1.30%, 04/01/05                                     28,000        28,082
   ~@ School Bonds Series 2004A
        1.13%, 04/01/05                                     30,000        30,064
   ~@ School Bonds Series 2004B
        1.13%, 04/01/05                                     41,320        41,408

      WAKE CNTY HOUSING AUTH
   +@ M/F Housing RB (Walnut Ridge
        Apts) Series 2000
        2.06%, 01/07/05                                      9,975         9,975

      WILMINGTON HOUSING AUTH
   +@ M/F Housing RB (Garden
        Lakes Estates) Series 1999
        2.06%, 01/07/05                                      7,055         7,055
                                                                     -----------
                                                                         261,899
      NORTH DAKOTA 0.3%

      NORTH DAKOTA HFA
      Home Mortgage Finance
        Program Series 2004B
   ~@   2.01%, 01/07/05                                     12,990        12,990
   ~@   2.01%, 01/07/05                                     11,735        11,735

      RICHLAND CNTY
   +@ Solid Waste Disposal RB
        (Minn-Dak Farmers Coop)
        Series 1996A
        2.30%, 01/07/05                                      7,250         7,250
   +@ Solid Waste Disposal RB
        (Minn-Dak Farmers Coop)
        Series 1996B
        2.30%, 01/07/05                                        665           665
                                                                     -----------
                                                                          32,640
      OHIO 1.6%

      AKRON, BATH & COPLEY JOINT
      TOWNSHIP HOSPITAL DISTRICT
   +@ Hospital Facilities RB (Summa
        Health System) Series 2004B
        2.01%, 01/07/05                                      7,500         7,500

      CLEVELAND
   +@ Airport System RB
        Series 1997D
        2.01%, 01/07/05                                     35,640        35,640

      CUYAHOGA CNTY
   +@ Economic Development RB
        (Hathaway Brown School)
        Series 1999
        2.02%, 01/07/05                                      9,450         9,450

      HAMILTON
  +~@ Electric System Refunding RB
        Series 2002A
        1.99%, 01/07/05                                      5,210         5,210


                                                         See financial notes. 35

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      OHIO
    @ Infrastructure Improvement
        Refunding GO Bonds
        Series 2004A
        1.98%, 01/07/05                                      1,000         1,000
   +@ RB (Pooled Financing)
        Series 2004
        2.01%, 01/07/05                                      9,820         9,820

      OHIO AIR QUALITY DEVELOPMENT
      AUTH
   +@ Air Quality Development RB
        (JMG Funding) Series 1994A
        2.01%, 01/07/05                                     30,725        30,725
   +@ Air Quality Development RB
        (JMG Funding) Series 1994B
        2.10%, 01/07/05                                     14,400        14,400

      OHIO HFA
  +~@ M/F Refunding RB (10
        Wilmington Place)
        Series 1991B
        2.00%, 01/07/05                                      8,945         8,945
  ~@o Residential Mortgage
        RB 2001C
        2.11%, 01/07/05                                      6,195         6,195

      OHIO HIGHER EDUCATIONAL
      FACILITY COMMISSION
   +@ Higher Educational Facility
        RB (Pooled Financing)
        Series 2003B
        2.01%, 01/07/05                                      4,900         4,900

      PORT OF GREATER CINCINNATI
      DEVELOPMENT AUTH
   +@ RB (National Underground
        Railroad Freedom Center)
        Series 2003A
        2.05%, 01/07/05                                     15,000        15,000

      UNIVERSITY OF CINCINNATI
      General Receipts BAN
        Series 2004C
        1.03%, 03/28/05                                     37,122        37,207
        1.13%, 03/28/05                                      5,000         5,010
  +~@ General Receipts Bonds
        Series 2004B
        1.99%, 01/07/05                                     20,000        20,000
                                                                     -----------
                                                                         211,002
      OKLAHOMA 1.0%

      MULDROW PUBLIC WORKS AUTH
   +@ IDRB (OK Foods) Series 1995
        2.10%, 01/07/05                                      5,000         5,000

      OKLAHOMA CNTY INDUSTRIAL AUTH
   +@ RB (National Cowboy Hall of
        Fame) Series 1999
        2.00%, 01/07/05                                      1,080         1,080

      OKLAHOMA DEVELOPMENT
      FINANCE AUTH
   +@ RB (Shawnee Funding)
        Series 1996
        2.06%, 01/07/05                                      3,100         3,100

      OKLAHOMA HFA
  ~@o S/F Mortgage RB
        Series 1998B-2 & 2000C-2
        2.08%, 01/07/05                                      3,300         3,300

      OKLAHOMA STUDENT LOAN AUTH
  +~@ Student Loan Bonds & Notes
        Series 1996A
        2.00%, 01/07/05                                     32,580        32,580
  +~@ Student Loan Bonds & Notes
        Series 1997A
        2.03%, 01/07/05                                     33,000        33,000
  +~@ Student Loan Bonds & Notes
        Series 1998A
        2.03%, 01/07/05                                     33,100        33,100
  +~@ Student Loan Bonds & Notes
        Series 2000A-4
        2.03%, 01/07/05                                     10,945        10,945

      TULSA IDA
   +@ RB (YMCA) Series 1999
        2.00%, 01/07/05                                      2,500         2,500
                                                                     -----------
                                                                         124,605
      OREGON 1.9%

      OREGON
      TAN Series 2004A
  ~@o   2.05%, 01/07/05                                     25,000        25,000
        1.77%, 06/30/05                                     71,750        72,182

      OREGON ECONOMIC DEVELOPMENT
      COMM
   +@ Economic Development RB
        (Pendleton Flour Mills) Series
        1997-182
        2.05%, 01/07/05                                      3,875         3,875


36 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      OREGON HEALTH & SCIENCE
      UNIVERSITY
   +@ Economic Development RB
        (Kettle Foods) 1998
        Series 196
        2.07%, 01/07/05                                      4,760         4,760
   +@ Special RB (OHSU Medical
        Group) Series 2004A
        1.96%, 01/07/05                                     10,000        10,000

      OREGON HEALTH, HOUSING,
      EDUCATIONAL & CULTURAL FACILITIES
      AUTH
   +@ RB (Quatama Crossing)
        Series 1998A
        2.05%, 01/07/05                                      8,510         8,510

      OREGON HOUSING & COMMUNITY
      SERVICES DEPT
    @ S/F Mortgage RB
        Series 20030
        1.25%, 01/07/05                                     40,000        40,000
    @ S/F Mortgage RB
        Series 2003M
        1.20%, 01/07/05                                      7,000         7,000
    @ S/F Mortgage RB
        Series 2004D
        1.16%, 05/05/05                                     12,800        12,800
    @ S/F Mortgage RB
        Series 2004E
        1.21%, 05/05/05                                     13,400        13,400
   ~@ S/F Mortgage RB
        Series 2004L
        2.03%, 01/07/05                                      5,000         5,000
      S/F Mortgage RB
        Series 2004R
        2.15%, 09/01/05                                      5,500         5,500

      PORT OF PORTLAND
   +@ Special Obligation RB (Portland
        Bulk Terminals) Series 1996
        2.04%, 01/07/05                                     28,000        28,000
   +@ Special Obligation RB (Portland
        Bulk Terminals) Series 1999
        2.04%, 01/07/05                                      4,500         4,500

      PORTLAND
   +@ M/F Housing RB (Village of
        Lovejoy Fountain) Series 1997
        2.07%, 01/07/05                                      8,500         8,500
                                                                     -----------
                                                                         249,027
      PENNSYLVANIA 7.1%

      ALLEGHENY CNTY HOSPITAL
      DEVELOPMENT AUTH
 +~@o Hospital RB (Magee-Womens
        Hospital) Series 1993
        2.01%, 01/07/05                                      5,000         5,000
   +@ RB (UPMC Senior
        Communities) Series 2003
        2.00%, 01/07/05                                        250           250

      ALLEGHENY CNTY PORT AUTH
    + Grant Anticipation Notes
        Series 2004
        1.63%, 06/30/05                                     15,000        15,100

      BERKS CNTY
   +@ RB (Beacon Container)
        Series 1998A
        2.14%, 01/07/05                                        745           745

      CAMBRIA CNTY IDA
  +@* Resource Recovery RB
        (Cambria Cogen Co)
        Series 1998A-1
        2.00%, 01/07/05                                     90,000        90,000
   +@ Resource Recovery RB
        (Cambria Cogen Co)
        Series 1998A-2
        2.24%, 01/07/05                                     14,430        14,430

      CENTRAL BUCKS SD
  +~@ GO Series 2000A
        2.04%, 01/07/05                                      1,550         1,550

      CHESTER IDA
   +@ RB (Archdiocese of
        Philadelphia) Series 2001
        2.10%, 01/03/05                                     13,050        13,050

      CLARION CNTY IDA
   +@ Energy Development RB (Piney
        Creek) Series 1990
        2.01%, 01/07/05                                     16,065        16,065

      DANIEL BOONE AREA SD
  +~@ GO Bonds Series 2004
        1.99%, 01/07/05                                      5,895         5,895

      DAUPHIN CNTY GENERAL AUTH
  +~@ RB (Education & Health Loan)
        Series 1997
        2.04%, 01/07/05                                      6,880         6,880


                                                         See financial notes. 37

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      DELAWARE CNTY IDA
   +@ Hospital RB (Crozer-Chester
        Medical Ctr) Series 2002
        1.99%, 01/07/05                                      1,700         1,700

      DELAWARE VALLEY REGIONAL
      FINANCE AUTH
 +~@o Local Government RB
        Series 1998A
        2.07%, 01/07/05                                     14,510        14,510

      EMMAUS GENERAL AUTH
  +~@ Bonds Series 1996
        1.99%, 01/07/05                                      3,125         3,125

      ERIE SD
 +~@o GO Bonds Series 2001A
        2.04%, 01/07/05                                     15,845        15,845

      HARRISBURG AUTH
  +~@ Water Refunding RB
        Series 2002B
        2.04%, 01/07/05                                      2,000         2,000
  +~@ Water Refunding RB
        Series 2003A
        2.04%, 01/07/05                                     13,600        13,600

      LAMPETER-STRASBURG SD
  +~@ GO Bonds Series 2004A
        2.02%, 01/07/05                                      6,000         6,000

      LANCASTER CNTY HOSPITAL AUTH
  +~@ Health Center RB (Masonic
        Homes) Series 2002
        1.99%, 01/07/05                                     17,435        17,435

      MANHEIM TOWNSHIP SD
  +~@ GO Bonds Series 2004
        2.01%, 01/07/05                                      7,000         7,000

      MERCER CNTY
 +~@o GO Bonds Series 2001
        2.04%, 01/07/05                                      9,000         9,000

      MONTGOMERY CNTY IDA
   +@ Pollution Control Refunding RB
        (PECO Energy Co)
        Series 1999A
        2.00%, 01/07/05                                     14,000        14,000
      Pollution Control Refunding RB
        (Peco Energy Co)
        Series 1994A
    +   1.25%, 01/06/05                                      9,000         9,000
    +   1.80%, 01/13/05                                     19,160        19,160
   +@ School RB (Friends' Central
        School) Series 2002
        2.04%, 01/07/05                                      4,800         4,800

      MONTGOMERY CNTY
      REDEVELOPMENT AUTH
   +@ M/F Housing RB (Kingswood
        Apts) Series 2001A
        1.95%, 01/07/05                                      1,205         1,205
   +@ M/F Housing Refunding RB
        (Glenmore Associates)
        Series 1995A
        2.01%, 01/07/05                                        750           750

      NORTHHAMPTON CNTY
 +~@o County Agreement RB
        Series 2001
        2.04%, 01/07/05                                      6,995         6,995

      NORWIN SD
 +~@o GO Bonds Series 2001A
        2.04%, 01/07/05                                     12,500        12,500

      PENNSYLVANIA
 +~@o GO Bonds First Series 1995
        2.03%, 01/07/05                                      1,000         1,000
  ~@o GO Bonds First Series 2001
        2.07%, 01/07/05                                      6,860         6,860
 +~@o GO Bonds First Series 2003
        2.01%, 01/07/05                                        300           300
 +~@o GO Bonds Second Series 2002
        2.01%, 01/07/05                                     14,995        14,995

      PENNSYLVANIA CONVENTION
      CENTER AUTH
 +~@o RB Series 1989A
        2.01%, 01/07/05                                      4,500         4,500

      PENNSYLVANIA ECONOMIC
      DEVELOPMENT FINANCING AUTH
   +@ Exempt Facilities RB (Amtrak)
        Series 2001B
        2.03%, 01/07/05                                      8,700         8,700
    @ Exempt Facilities RB (Merck &
        Co) Series 2001
        2.11%, 01/07/05                                     15,700        15,700

      PENNSYLVANIA ENERGY
      DEVELOPMENT AUTH
   +@ Energy Development RB (B&W
        Ebensburg) Series 1986
        2.01%, 01/07/05                                     10,190        10,190


38 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
   +@ Energy Development RB (Piney
        Creek) Series 1986A
        2.01%, 01/07/05                                     18,480        18,480
   +@ Energy Development RB (Piney
        Creek) Series 1986C
        2.01%, 01/05/05                                      4,155         4,155
   +@ Energy Development RB
        (Westrum Hanover)
        Series 2004
        2.05%, 01/07/05                                      5,900         5,900

      PENNSYLVANIA HFA
 +~@o S/F Mortgage RB Drawdown
        Series 2003
        2.06%, 01/07/05                                      6,920         6,920
  ~@o S/F Mortgage RB
        Series 1999A
        1.35%, 01/13/05                                     18,820        18,820
  ~@o S/F Mortgage RB
        Series 2002-74B
        2.04%, 01/07/05                                      1,895         1,895
   ~@ S/F Mortgage RB
        Series 2004-83C
        1.95%, 01/03/05                                      8,000         8,000
   ~@ S/F Mortgage RB
        Series 2004-84C
        1.99%, 01/07/05                                      2,000         2,000
   ~@ S/F Mortgage RB
        Series 2004-84D
        1.99%, 01/07/05                                     22,100        22,100
  ~@o S/F Mortgage RB Series
        1998-64
        2.08%, 01/07/05                                        495           495

      PENNSYLVANIA HIGHER EDUCATION
      ASSISTANCE AGENCY
  +~@ Student Loan RB Series 1988A
        1.93%, 01/07/05                                     38,600        38,600
  +~@ Student Loan RB Series 1988B
        1.93%, 01/07/05                                     25,000        25,000
  +~@ Student Loan RB Series 1994A
        1.93%, 01/07/05                                     16,000        16,000
  +~@ Student Loan RB Series 1997A
        2.05%, 01/07/05                                     25,650        25,650
  +~@ Student Loan RB Series 1999A
        2.01%, 01/07/05                                     35,000        35,000
  +~@ Student Loan RB Series 2000A
        2.05%, 01/07/05                                     39,225        39,225
  +~@ Student Loan RB Series 2001A
        2.05%, 01/07/05                                     21,900        21,900
  +~@ Student Loan RB
        Series 2003A-1
        2.05%, 01/07/05                                      7,000         7,000
  +~@ Student Loan RB
        Series 2003A-2
        2.05%, 01/07/05                                     38,000        38,000

      PENNSYLVANIA INTERGOVERNMENTAL
      COOPERATION AUTH
  +~@ Special Tax Refunding RB
        (Philadelphia Funding
        Program) Series 2003
        2.00%, 01/07/05                                     28,900        28,900

      PENNSYLVANIA PUBLIC SCHOOL
      BUILDING AUTH
 +~@o School Lease RB (Philadelphia
      SD) Series 2003
        2.03%, 01/07/05                                      5,900         5,900
  +~@ School RB (Parkland SD)
        Series 1999D
        2.04%, 01/07/05                                     18,865        18,865

      PENNSYLVANIA STATE UNIVERSITY
    @ RB Series 2001A
        1.98%, 01/07/05                                      1,300         1,300

      PHILADELPHIA
  +~@ Water & Wastewater Refunding
        RB Series 2003
        1.97%, 01/07/05                                      9,800         9,800

      PHILADELPHIA GAS WORKS
    + Gas Works Revenue Notes
        TECP Series D
        2.15%, 01/04/05                                     37,000        37,000
 +~@o  RB Third Series 2001
        2.01%, 01/07/05                                      5,995         5,995

      PHILADELPHIA HOSPITAL & HIGHER
      EDUCATION FACILITIES AUTH
   +@ RB (Wills Eye Hospital)
        Series 2000
        2.00%, 01/07/05                                      7,000         7,000

      PHILADELPHIA IDA
 +~@o Airport RB Series 1998A
        1.35%, 01/13/05                                     12,710        12,710
   +@ RB (City Line Holiday Inn)
        Series 1996
        1.95%, 01/07/05                                      6,800         6,800


                                                         See financial notes. 39

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      QUAKERTOWN GENERAL AUTH
   +@ RB (Pooled Financing Program)
        Series 1998A
        1.90%, 01/07/05                                        335           335

      TEMPLE UNIVERSITY
      University Funding Obligations
        Series 2004
        1.27%, 05/02/05                                     29,800        29,896
        1.84%, 05/02/05                                      9,000         9,012

      UNIVERSITY OF PITTSBURGH
      Pitt Asset Notes Series 2004
        1.57%, 10/14/05                                      8,000         8,088

      WASHINGTON CNTY LEASE AUTH
   +@ Municipal Facilities Lease RB
        (Reading II) Series 1985
        A-1-B
        2.00%, 01/07/05                                      7,400         7,400
    @ Refunding RB (Univ of
        Pennsylvania) Series 2004
        1.96%, 01/07/05                                     10,000        10,000

      WEST CORNWALL TWP MUNICIPAL
      AUTH
   +@ RB (Lebanon Valley Brethren
        Home) Series 1995
        2.04%, 01/07/05                                      1,720         1,720
                                                                     -----------
                                                                         925,696
      PUERTO RICO 0.0%

      PUERTO RICE PUBLIC BUILDINGS
      AUTH
 +~@o Government Facilities RB
        Series B
        2.00%, 01/07/05                                      1,500         1,500

      PUERTO RICO HWY & TRANSP AUTH
 +~@o Highway RB Series Y
        1.99%, 01/07/05                                      1,800         1,800
 +~@o Subordinated Transportation RB
        Series 2003
        1.99%, 01/07/05                                        300           300
                                                                     -----------
                                                                           3,600
      RHODE ISLAND 0.8%

      RHODE ISLAND HOUSING &
      MORTGAGE FINANCE CORP
  ~@o Home Ownership Opportunity
        Bonds 1998 Series 29A
        2.14%, 01/07/05                                     19,020        19,020

      RHODE ISLAND IDA
   +@ IDRB (Greystone of Lincoln)
        2000 Series
        2.20%, 01/07/05                                      1,700         1,700

      RHODE ISLAND STUDENT LOAN
      AUTH
  +~@ Student Loan Program RB
        1995 Series 1
        2.01%, 01/07/05                                     30,000        30,000
  +~@ Student Loan Program RB
        1996 Series 1
        2.01%, 01/07/05                                     19,000        19,000
  +~@ Student Loan Program RB
        1996 Series 2
        2.01%, 01/07/05                                      6,900         6,900
  +~@ Student Loan Program RB
        1996 Series 3
        2.01%, 01/07/05                                     23,000        23,000
                                                                     -----------
                                                                          99,620
      SOUTH CAROLINA 1.2%

      BERKELEY CNTY SD
 +~@o School Building Bonds
        Series 2002
        1.44%, 01/07/05                                      7,575         7,575

      FLORENCE CNTY PUBLIC FACILITIES
      CORP
  +~@ Refunding COP (Law
        Enforcement & Civic Centers)
        Series 2003
        2.00%, 01/07/05                                     27,290        27,290

      GREENVILLE IDA
   +@ IDRB (Stevens Aviation
        Technical Services)
        Series 1997
        2.09%, 01/07/05                                      3,500         3,500

      PIEDMONT MUNICIPAL POWER
      AGENCY
  +~@ Electric RB Series 2004 B-5
        1.95%, 01/07/05                                     10,000        10,000

      SOUTH CAROLINA ASSN OF GOV'TAL
      ORGANIZATIONS
      COP Series 2004
        1.53%, 04/15/05                                     15,000        15,052


40 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      SOUTH CAROLINA HOUSING &
      DEVELOP AUTH
   +@ M/F Rental Housing RB (Ashley
        Apts) Series 1999
        2.06%, 01/07/05                                      4,105         4,105
   +@ M/F Rental Housing RB
        (Piedmont Manor Apts)
        Series 2000B-1
        2.06%, 01/07/05                                      5,755         5,755
   +@ M/F Rental Housing RB
        (Spartanburg Terrace Apts)
        Series 2000C-1
        2.06%, 01/07/05                                      1,960         1,960
   +@ M/F Rental Housing Refunding
        RB (Fairway Apts)
        Series 2001A
        2.02%, 01/07/05                                      7,735         7,735

      SOUTH CAROLINA JOBS ECONOMIC
      DEVELOP AUTH
   +@ Economic Development RB
        (Holcim) Series 2003
        2.15%, 01/07/05                                      6,250         6,250
   +@ Economic Development RB
        (Thomas & Betts Corp)
        Series 1997
        2.09%, 01/07/05                                      3,250         3,250
   +@ IDRB (Sanders Brothers
        Construction Co) Series 1996
        2.09%, 01/07/05                                        700           700

      SOUTH CAROLINA PUBLIC SERVICE
      AUTH
    ~ TECP
        1.85%, 01/25/05                                     29,701        29,701

      SOUTH CAROLINA TRANSPORTATION
      INFRASTRUCTURE BANK
 +~@o RB Series 1999A
        2.04%, 01/07/05                                     22,610        22,610

      SPARTANBURG CNTY IDA
   +@ Refunding IDRB (Bemis Co)
        Series 1991
        2.04%, 01/07/05                                      4,750         4,750
                                                                     -----------
                                                                         150,233
      SOUTH DAKOTA 0.4%

      SOUTH DAKOTA HEALTH &
      EDUCATIONAL FACILITIES AUTH
  +~@ RB (McKenna Hospital)
        Series 1994
        2.05%, 01/07/05                                     27,240        27,240

      SOUTH DAKOTA HOUSING DEVELOP
      AUTH
   ~@ Homeownership Mortgage
        Bonds Series 2003C-1
        1.95%, 01/07/05                                     10,000        10,000
   ~@ Homeownership Mortgage
        Bonds Series 2004G
        1.95%, 01/07/05                                     11,000        11,000
   +@ M/F Housing RB (Harmony
        Heights) Series 2001
        2.15%, 01/07/05                                      6,500         6,500
                                                                     -----------
                                                                          54,740
      TENNESSEE 3.3%

      BRISTOL HEALTH & EDUCATIONAL
      FACILITIES BOARD
   +@ RB (King College) Series 2001
        2.00%, 01/07/05                                      1,650         1,650

      CARTER CNTY IDB
   +@ M/F Housing Refunding RB
        (Willow Run Apts)
        Series 1990
        2.20%, 01/07/05                                      6,675         6,675

      CHATTANOOGA HEALTH, EDUCATION
      & HOUSING FACILITIES BOARD
   +@ RB (Baylor School) Series 1996
        2.00%, 01/07/05                                      2,035         2,035
   +@ THA Program RB (Cumberland
        Medical Ctr) Series 2004A
        2.00%, 01/07/05                                     40,800        40,800

      CLARKSVILLE PUBLIC BUILD AUTH
   +@ Pooled Financing RB
        Series 2001
        2.15%, 01/03/05                                      3,240         3,240

      FRANKLIN CO IDB
   +@ IDRB (Hi-Tech) Series 1997
        2.05%, 01/07/05                                      3,800         3,800

      GRUNDY CNTY IDB
   +@ Limited Obligation RB (Toyo
        Seat USA Corp) Series 2001
        2.20%, 01/07/05                                      3,795         3,795


                                                         See financial notes. 41

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      HENDERSONVILLE IDB
   +@ Refunding IDRB (Betty Machine
        Co) Series 2001
        2.06%, 01/07/05                                      3,445         3,445

      HUNTINGDON IDB
   +@ IDRB (Associated Rubber Co)
        Series 1999
        2.06%, 01/07/05                                      2,200         2,200

      JACKSON ENERGY AUTH
  +~@ Gas System RB Series 2002
        2.00%, 01/07/05                                      5,730         5,730
  +~@ Water System RB Series 2002
        2.00%, 01/07/05                                      4,800         4,800

      JACKSON IDB
   +@ Solid Waste Facility Bonds
        (Ameristeel Corp) Series 1997
        2.05%, 01/07/05                                      3,800         3,800

      MCMINN CNTY IDA
   +@ Solid Waste Disposal Facilities
        RB (Bowater) Series 1999
        2.04%, 01/07/05                                     13,500        13,500

      MEMPHIS HEALTH, EDUCATIONAL &
      HOUSING FACILITY BOARD
   +@ M/F Housing Refunding RB
        (Watergrove Apts)
        Series 2004
        2.00%, 01/07/05                                      7,945         7,945

      METROPOLITAN GOVT OF NASHVILLE
      & DAVIDSON CNTY
      GO TECP
        1.85%, 01/11/05                                     15,000        15,000
        1.78%, 03/16/05                                     15,000        15,000

      METROPOLITAN GOVT OF NASHVILLE
      & DAVIDSON CNTY HEALTH &
      EDUCATIONAL FACILITIES BOARD
    @ RB (Ascension Health)
        Series 2001 B-1
        1.65%, 08/03/05                                      4,000         4,000
   +@ RB (Ensworth School)
        Series 2002
        2.00%, 01/07/05                                      7,525         7,525

      METROPOLITAN GOVT OF NASHVILLE
      DAVIDSON CNTY IDB
   +@ Educational Facilities Refunding
        RB (David Lipscomb Univ)
        Series 2003
        2.00%, 01/07/05                                      8,500         8,500
   +@ IDRB (Bindtech) Series 1997
        2.05%, 01/07/05                                      2,850         2,850
   +@ M/F Housing RB (Arbor Crest)
        Series 1985B
        2.01%, 01/07/05                                     12,550        12,550
   +@ M/F Housing RB (Arbor Knoll)
        Series 1985A
        2.01%, 01/07/05                                     13,400        13,400
   +@ RB (Nashville Symphony Hall)
        Series 2004
        2.00%, 01/07/05                                     13,000        13,000

      METROPOLITAN NASHVILLE AIRPORT
      AUTH
   +@ Passenger Facility Charge
        Refunding Bonds Series 2003
        2.06%, 01/07/05                                      6,300         6,300

      SEVIER CNTY PUBLIC BUILDING
      AUTH
  +~@ Public Improvement Bonds
        Series 1995 C-1
        2.00%, 01/07/05                                      2,975         2,975
  +~@ Public Improvement Bonds
        Series 1996 E-4
        2.00%, 01/07/05                                      2,340         2,340
  +~@ Public Improvement Bonds
        Series 1996 E-5
        2.00%, 01/07/05                                      1,310         1,310
  +~@ Public Improvement Bonds
        Series 1996 F-1
        2.00%, 01/07/05                                      8,700         8,700
  +~@ Public Improvement Bonds
        Series 1996 F-2
        2.00%, 01/07/05                                      4,775         4,775
  +~@ Public Improvement Bonds
        Series 1996 G
        2.00%, 01/07/05                                      4,810         4,810
  +~@ Public Improvement Bonds
        Series 1996 II-C
        2.00%, 01/07/05                                        805           805
  +~@ Public Improvement Bonds
        Series 1998 III-C-1
        2.00%, 01/07/05                                      7,980         7,980

      SHELBY CNTY
      TAN Series 2004
        1.52%, 06/30/05                                     31,300        31,525


42 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      SHELBY CNTY HEALTH, EDUCATION
      & HOUSING FACILITY BOARD
   +@ Educational Facilities RB
        (Rhodes College) Series 2000
        2.00%, 01/07/05                                      9,545         9,545
   +@ M/F Housing RB (TUP I)
        Series 1997A
        2.15%, 01/07/05                                      5,000         5,000
   +@ RB (St. Benedict at Auburndale
        High School) Series 2003
        2.04%, 01/07/05                                      5,000         5,000

      TENNESSEE
      GO TECP Series A
        1.77%, 01/04/05                                     15,000        15,000
        1.80%, 03/07/05                                     20,000        20,000
        1.83%, 03/09/05                                     10,000        10,000

      TENNESSEE HOUSING
      DEVELOPMENT AGENCY
  ~@o Homeownership Program Bonds
        Series 2001-1C
        2.12%, 01/07/05                                      7,350         7,350

      VOLUNTEER STUDENT LOAN FUNDING
      CORP
   +@ Student Loan RB
        Series 1987 A-1
        2.02%, 01/07/05                                     15,000        15,000
   +@ Student Loan RB
        Series 1987 A-2
        2.02%, 01/07/05                                     13,700        13,700
   +@ Student Loan RB
        Series 1987 A-3
        2.02%, 01/07/05                                     59,700        59,700
                                                                     -----------
                                                                         427,055
      TEXAS 11.0%

      AMARILLO HEALTH FACILITY CORP
   +@ Hospital RB (Panhandle Pooled
        Health Care Loan)
        Series 1985
        2.10%, 01/07/05                                      3,000         3,000

      AUSTIN
  ~@o Public Improvement Bonds
        Series 2000
        2.04%, 01/07/05                                      6,000         6,000
 +~@o Water & Wastewater Refunding
        RB Series 2001A&B
        2.06%, 01/07/05                                      1,225         1,225

      BEXAR CNTY HEALTH FACILITIES
      DEVELOPMENT CORP.
   +@ Health Care RB (Chandler
        Memorial Home) Series 1995
        2.02%, 01/07/05                                      3,700         3,700

      BRAZOS RIVER AUTH
   +@ Pollution Control Refunding RB
        (TXU Electric Co)
        Series 2001D-1
        2.03%, 01/07/05                                     14,300        14,300

      COLLIN CNTY HFA
   +@ M/F Housing RB (Huntington
        Apts) Series 1996
        2.08%, 01/07/05                                      6,150         6,150

      DALLAS
    ~ Waterworks & Sewer System
        CP Notes Series B
        1.77%, 03/07/05                                     14,475        14,475

      DALLAS AREA RAPID TRANSIT
 +~@o Senior Lien Sales Tax RB
        Series 2001
        2.04%, 01/07/05                                     16,130        16,130

      DALLAS-FORT WORTH INTERNATIONAL
      AIRPORT
 +~@o Airport Joint Improvement RB
        Series 2003A
        1.65%, 01/07/05                                      9,995         9,995
 +~@o Joint Improvement & Refunding
        RB Series 2002A
        2.08%, 01/07/05                                      8,995         8,995
      Joint RB Series 2003A
 +~@o   2.06%, 01/07/05                                      2,500         2,500
 +~@o   2.08%, 01/07/05                                      3,370         3,370
    @ Refunding RB (United Parcel
        Service) Refunding RB
        Series 2002
        2.10%, 01/03/05                                      4,900         4,900

      DENTON UTILITY SYSTEM
 +~@o Utility System RB Series 2000A
        2.03%, 01/07/05                                      5,230         5,230

      EL PASO
 +~@o Water & Sewer Refunding RB
        Series 1998
        2.14%, 01/07/05                                     10,610        10,610

      EL PASO INDEPENDENT SD
   ~@ Unlimited Tax School Building
        Bonds Series 2004B
        2.00%, 01/07/05                                     12,100        12,100


                                                         See financial notes. 43

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      GARLAND INDEPENDENT SD
  +~@ Unlimited Tax School Building
        Bonds Series 2004B
        2.05%, 06/15/05                                      7,125         7,125

      GRAND PRAIRIE IDA
   +@ IDRB (NTA Leasing Co)
        Series 1994
        2.15%, 01/07/05                                      1,400         1,400

      GRAPEVINE IDA
   +@ Airport Improvement RB
        (Simuflite Training Int'l)
        Series 1983A
        1.15%, 04/01/05                                     18,975        18,975

      GREATER EAST TEXAS STUDENT
      LOAN CORP
      Student Loan RB Series 1992B
   +@   1.80%, 07/01/05                                     14,000        14,000
   +@   2.05%, 01/07/05                                     30,200        30,200
   +@ Student Loan RB Series 1995B
        1.80%, 07/01/05                                     10,000        10,000
   +@ Student Loan RB Series 1998A
        2.05%, 01/07/05                                     10,250        10,250
  +@* Student Loan Refunding RB
        Series 1993A
        2.05%, 01/07/05                                     48,150        48,150
   +@ Student Loan Refunding RB
        Series 1993B
        2.05%, 01/07/05                                      7,000         7,000
   +@ Student Loan Refunding RB
        Series 1995A
        2.05%, 01/07/05                                     35,700        35,700
  +@* Student Loan Refunding RB
        Series 1996A
        2.05%, 01/07/05                                     56,000        56,000

      GREGG CNTY HEALTH FACILITIES
      DEV CORP
   +@ Hospital RB (Good Shepherd
        Medical Ctr) Series 2004
        1.99%, 01/07/05                                     21,400        21,400

      GULF COAST INDUSTRIAL
      DEVELOPMENT AUTH
   +@ IDRB (Gruma Corp)
        Series 1994
        2.10%, 01/07/05                                      6,440         6,440

      GULF COAST WASTE DISPOSAL AUTH
    @ Solid Waste Disposal RB
        (Amoco Oil Co) Series 1991
        1.32%, 04/01/05                                      9,200         9,200

      HARRIS CNTY
  +~@ Junior Lien Special RB (Rodeo)
        Series 2001C
        2.00%, 01/07/05                                     1,900          1,900
  ~@o TAN Series 2004
        2.05%, 01/07/05                                     63,975        63,975

      HARRIS CNTY FLOOD CONTROL DIST
      Contract Tax TECP Series F
    +   1.80%, 03/03/05                                      3,500         3,500
    +   1.86%, 03/03/05                                      5,605         5,605

      HARRIS CNTY HEALTH FACILITY
      DEVELOPMENT CORP
 +~@o RB (SCH Health Care)
        Series 1997B
        2.04%, 01/07/05                                     14,850        14,850

      HARRIS CNTY HFA
   +@ M/F Housing RB (Dominion
        Square Apts) Series 2000
        2.14%, 01/07/05                                      2,860         2,860
   +@ M/F Housing RB (Village At
        Cornerstone Apts)
        Series 2004
        2.03%, 01/07/05                                      8,360         8,360

      HOUSTON
  ~@o Public Improvement Refunding
        Bonds Series 1998A
        2.04%, 01/07/05                                     21,655        21,655
  ~@o TRAN Series 2004
        2.05%, 01/07/05                                     13,460        13,460
 +~@o Water & Sewer System Junior
        Lien Refunding RB
        Series 2002A
        2.07%, 01/07/05                                      6,530         6,530

      HOUSTON INDEPENDENT SD
   ~@ Limited Tax Schoolhouse &
        Refunding Bonds
        Series 2003
        1.73%, 06/15/05                                     97,270        97,270
   ~@ Limited Tax Schoolhouse Bonds
        Series 2004
        1.75%, 06/09/05                                    105,000       104,941

      JEWETT ECONOMIC DEVELOPMENT
      CORP
    @ IDRB (Nucor Corp) Series 2003
        2.08%, 01/07/05                                      6,200         6,200


44 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      KATY INDEPENDENT SD
+~@o  Unlimited Tax School Building
        Bonds Series 2000A
        2.04%, 01/07/05                                     10,145        10,145
   ~@ Unlimited Tax School Building
        Bonds Series 2004C
        2.00%, 01/07/05                                     38,000        38,000

      LAVACA-NAVIDAD RIVER AUTH
   +@ Water Supply System Contract
        RB (Formosa Plastics Corp)
        Series 1990
        2.08%, 01/07/05                                     13,600        13,600

      LEANDER INDEPENDENT SD
+~@o  Unlimited Tax School Building &
        Refunding Bonds Series 2003
        1.28%, 02/23/05                                     10,000        10,000

      LOWER COLORADO RIVER AUTH
+~@o  Refunding RB Series 1999A
        2.04%, 01/07/05                                     10,770        10,770

      LOWER NECHES VALLEY AUTH
    @ Pollution Control RB (Chevron
        USA) Series 1987
        1.28%, 02/15/05                                     10,540        10,540

      LUBBOCK INDEPENDENT SD
 +~@= Unlimited Tax School Building
        Bonds Series 2005-A
        2.20%, 12/15/05                                     23,050        23,296

      MANSFIELD IDA
   +@ IDRB (Southern Champion Tray)
        Series 1999
        2.06%, 01/07/05                                      1,900         1,900

      MATAGORDA CNTY NAVIGATION
      DISTRICT # 1
+~@o  Refunding RB (Houston
        Lighting & Power Co)
        1.76%, 01/07/05                                     19,385        19,385

      MIDLOTHIAN INDEPENDENT SD
+~@o  Unlimited Tax School Building &
        Refunding Bonds Series 2004
        2.03%, 01/07/05                                      8,840         8,840

      NORTH TEXAS HIGHER EDUCATION
      AUTH
  +@* Student Loan RB Series 1987
        2.00%, 01/07/05                                     87,750        87,750
   +@ Student Loan RB Series 1998
        1.98%, 01/07/05                                      9,000         9,000

      PANHANDLE PLAINS HIGHER
      EDUCATION AUTH
  +~@ Student Loan RB Series 1991A
        2.01%, 01/07/05                                     20,700        20,700
      Student Loan RB Series 1992A
  +~@   2.01%, 01/07/05                                     10,500        10,500
  +~@   2.01%, 01/07/05                                      7,300         7,300
  +~@ Student Loan RB Series 1993A
        2.01%, 01/07/05                                      5,400         5,400

      SAN ANTONIO IDA
   +@ IDRB (Gruma Corp)
        Series 1994
        2.10%, 01/07/05                                      4,095         4,095

      SOUTHEAST TEXAS HFA
      S/F Mortgage Refunding & RB
        Series 1998A
 +~@o   2.08%, 01/07/05                                      4,665         4,665
  ~@o   2.08%, 01/07/05                                      4,735         4,735

      TEXAS
      GO College Student Loan &
        Refunding Bonds Series 2003
   ~@   1.80%, 07/01/05                                     10,130        10,130
   ~@   1.80%, 07/01/05                                     15,560        15,560
      TRAN Series 2004
        1.60%, 08/31/05                                    100,820       101,741
  ~@o   2.05%, 01/07/05                                     88,000        88,000
   ~@ Veterans' Housing Assistance
        Program Fund II Series 2002
        A-2
        2.00%, 01/07/05                                      6,000         6,000

      TEXAS A&M UNIVERSITY
  ~@o Permanent University Fund
        Bonds Series 1998
        2.04%, 01/07/05                                     28,445        28,445

      TEXAS DEPT OF HOUSING &
      COMMUNITY AFFAIRS
   +@ M/F Housing RB (Bristol Apts)
        Series 2004
        2.03%, 01/07/05                                      8,625         8,625
   +@ M/F Housing RB (Creek Point
        Apts) Series 2000
        2.03%, 01/07/05                                      7,100         7,100
   +@ M/F Housing RB (Montgomery
        Pines Apts) Series 2004
        2.03%, 01/07/05                                     12,300        12,300
   +@ M/F Housing RB (Pinnacle
        Apartments) Series 2004
        2.03%, 01/07/05                                      7,000         7,000


                                                         See financial notes. 45

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
  ~@o Residential Mortgage RB
        Series 1998A
        2.14%, 01/07/05                                     14,950        14,950
 +~@o S/F Mortgage RB
        Series 2002A&B
        2.08%, 01/07/05                                      4,160         4,160
  +~@ S/F Mortgage RB
        Series 2004D
        2.05%, 01/07/05                                     10,950        10,950

      TEXAS MUNICIPAL GAS CORP
  +~@ Senior Lien Gas Reserve RB
        Series 1998
        2.00%, 01/07/05                                      2,385         2,385

      TEXAS PUBLIC FINANCE AUTH
    ~ Unemployment Compensation
        Obligation Accessment RB
        Series 2003C-1
        1.80%, 04/05/05                                     45,000        45,000

      TRINITY RIVER AUTH
   +@ Solid Waste Disposal RB
        (Community Waste Disposal)
        Series 1999
        2.07%, 01/07/05                                      4,945         4,945

      WACO EDUCATION FINANCE CORP
  +~@ RB (Baylor Univ) Series 2002A
        2.00%, 01/07/05                                      9,775         9,775
                                                                     -----------
                                                                       1,427,313
      UTAH 1.7%

      DAVIS CNTY SD
      TAN Series 2004
        1.60%, 06/30/05                                     25,000        25,170

      INTERMOUNTAIN POWER AGENCY
 +~@o Power Supply Refunding RB
        Series 1996C
        2.03%, 01/07/05                                     15,330        15,330

      SALT LAKE CITY
 +~@o Hospital RB (IHC Health
        Services) Series 2001
        2.04%, 01/07/05                                     26,730        26,730
    @ Pollution Control RB (Amoco)
        Series 1983
        1.55%, 04/01/05                                      4,715         4,713
   +@ RB (Rowland Hall - St. Mark's
        School) Series 2001
        2.00%, 01/07/05                                      9,515         9,515
      TRAN Series 2004
        1.60%, 06/30/05                                     25,000        25,170

      UNIVERSITY OF UTAH
 +~@o Auxiliary & Campus Facilities
        System Refunding & RB
        Series 1998A
        2.04%, 01/07/05                                     30,060        30,060
   +@ Student Loan RB Series 1993A
        1.98%, 01/07/05                                     15,000        15,000
  +~@ Student Loan RB Series 1995I
        1.98%, 01/07/05                                     27,500        27,500

      UTAH
  ~@o GO Highway Bonds
        Series 1998A
        2.02%, 01/07/05                                     31,085        31,085

      UTAH BUILDING OWNERSHIP AUTH
 +~@o Lease Refunding RB
        Series 1998C
        2.04%, 01/07/05                                      9,695         9,695

      WOODS CROSS CITY
  +@ M/F Housing Refunding RB
        (Springwood Apts)
        Series 2001A
        1.99%, 01/07/05                                      3,605         3,605
                                                                     -----------
                                                                         223,573
      VERMONT 0.1%

      VERMONT ECONOMIC
      DEVELOPMENT AUTH
   +@ IDRB (Agri-Mark) Series 1999A
        2.20%, 01/07/05                                     17,000        17,000
   +@ IDRB (Agri-Mark) Series 1999B
        2.20%, 01/07/05                                      1,000         1,000
                                                                     -----------
                                                                          18,000
      VIRGINIA 0.6%

      FAIRFAX CNTY
      Public Improvement Refunding
        Bonds Series 2003A
        1.73%, 06/01/05                                     11,325        11,425

      KING GEORGE CNTY
   +@ Solid Waste Disposal Facility RB
        (Garnet) Series 1996
        2.05%, 01/07/05                                      3,700         3,700

      LOUDOUN CNTY IDA
    @ RB (Howard Hughes Medical
        Institute) Series 2003E
        2.10%, 01/03/05                                      2,000         2,000


46 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      MONTGOMERY CNTY IDA
   +@ RB (Virginia Tech Foundation)
        Series 2001A
        1.99%, 01/07/05                                      8,900         8,900
   +@ RB (Virginia Tech Foundation)
        Series 2001B
        2.09%, 01/07/05                                      1,015         1,015
   +@ RB (Virginia Tech Foundation)
        Series 2002
        1.99%, 01/07/05                                      4,485         4,485

      NEWPORT NEWS IDA
   +@ RB (CNU Warwick Student
        Apts) Series 2004
        2.00%, 01/07/05                                      4,300         4,300

      NORFOLK
 +~@o Parking System Refunding &
        RB Series 2000B
        2.04%, 01/07/05                                      9,450         9,450

      NORFOLK REDEVELOPMENT &
      HOUSING AUTH
   +@ RB (Old Dominion University
        Real Estate Foundation
        Student Housing)
        Series 2004B
        2.00%, 01/07/05                                      6,000         6,000

      PORTSMOUTH REDEVELOPMENT &
      HOUSING AUTH
   +@ M/F Housing RB (Churchland
        North Apts) Series 1999
        2.06%, 01/07/05                                      6,550         6,550

      RICHMOND IDA
   +@ Educational Facilities RB
        (Church Schools) Series 2002
        2.00%, 01/07/05                                      9,640         9,640

      VIRGINIA BEACH DEVELOPMENT
      AUTH
   +@ M/F Residential Rental Housing
        RB (Silver Hill at Thalia)
        Series 1999
        2.06%, 01/07/05                                      4,200         4,200

      VIRGINIA PORT AUTHORITY
      Commonwealth Port Fund
        Refunding RB Series 1998
        1.70%, 07/01/05                                      8,630         8,780
                                                                     -----------
                                                                          80,445
      WASHINGTON 3.3%

      DOUGLAS CNTY DEVELOPMENT
      CORP
   +@ RB (Executive Flight)
        Series 1998
        2.05%, 01/07/05                                      6,300         6,300

      ENERGY NORTHWEST
 +~@o Columbia Generating Station &
        Project #3 Refunding Electric
        RB Series 2001A
        2.04%, 01/07/05                                     29,700        29,700
 +~@o Project #3 Refunding Electric
        RB Series 2003A
        2.03%, 01/07/05                                      8,690         8,690
  +~@ Project #3 Refunding Electric
        RB Series 2003D-3-2
        2.00%, 01/07/05                                      8,000         8,000
 +~@o Project #1 Refunding Electric
        RB Series 2002A
        2.03%, 01/07/05                                     16,230        16,230

      EVERETT IDA
    @ Exempt Facilities RB
        (Kimberly-Clark Corp)
        Series 2002
        2.05%, 01/07/05                                      3,200         3,200
   +@ RB (Partners Trust I) Series
        1996
        2.05%, 01/07/05                                      3,300         3,300

      OLYMPIA
   +@ Solid Waste RB (LeMay
        Enterprises) Series 1999
        2.07%, 01/07/05                                      5,905         5,905

      PIERCE CNTY
   +@ IDRB (McFarland Cascade)
        Series 1996
        2.10%, 01/07/05                                      3,945         3,945
 +~@o Unlimited Tax GO Bonds
        Series 2001
        2.04%, 01/07/05                                     43,655        43,655

      PIERCE CNTY ECONOMIC
      DEVELOPMENT CORP
   +@ RB (Flex-A-Lite Consolidated)
        Series 1996
        2.05%, 01/07/05                                      2,250         2,250
   +@ RB (K&M Holdings II)
        Series 1997
        2.32%, 01/07/05                                      1,300         1,300


                                                         See financial notes. 47

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
   +@ Solid Waste RB (LeMay
        Enterprises) Series 1999
        2.07%, 01/07/05                                      2,145         2,145

      PORT OF CENTRALIA IDA
   +@ Solid Waste RB (LeMay
        Enterprises) Series 1999
        2.07%, 01/07/05                                      1,345         1,345

      PORT OF MOSES LAKE PUBLIC CORP
   +@ RB (National Frozen Foods
        Corp) Series 1997
        2.00%, 01/07/05                                      2,900         2,900

      PORT OF SEATTLE
 +~@o RB Series 2001B
        2.08%, 01/07/05                                      4,430         4,430
 +~@o Special Facility RB
        (Terminal 18) Series 1999B
        2.11%, 01/07/05                                     49,795        49,795

      PORT OF TACOMA
    + Subordinate Lien Revenue
        TECP Series A
        1.83%, 03/09/05                                     11,000        11,000

      SEATTLE
 +~@o Drainage & Wastewater
        Refunding & RB Series 2002
        2.03%, 01/07/05                                      6,875         6,875

      SEATTLE HOUSING AUTH
   +@ RB (CHHIP & HRG)
        Series 1996
        2.05%, 01/07/05                                      3,410         3,410
   +@ RB (Casa Pacifica Apts)
        Series 1997
        2.05%, 01/07/05                                      2,950         2,950

      TACOMA HOUSING AUTH
   +@ RB (Crown Assisted Living)
        Series 1998
        2.07%, 01/07/05                                      3,160         3,160

      WASHINGTON
  ~@o GO Bonds Series 1998C
        2.04%, 01/07/05                                     12,150        12,150
  ~@o GO Bonds Series 2000B
        2.04%, 01/07/05                                     13,380        13,380
 +~@o GO Bonds Series 2003A
        2.03%, 01/07/05                                      5,170         5,170
 +~@o Unlimited GO Bonds Series B
        2.04%, 01/07/05                                     30,485        30,485

      WASHINGTON ECONOMIC
      DEVELOPMENT FINANCE AUTH
   +@ Economic Development RB
        (Skills) Series 1998N
        2.07%, 01/07/05                                      2,805         2,805
   +@ IDRB (Tonkin Building
        Associates) Series 1997A
        2.10%, 01/07/05                                      1,000         1,000
   +@ RB (Ace Tank) Series 1998
        2.10%, 01/07/05                                      1,150         1,150
   +@ RB (Hunter Douglas)
        Series 1997A
        2.06%, 01/07/05                                      3,500         3,500
   +@ Solid Waste Disposal RB (Cedar
        Grove Composting)
        Series 2004B
        2.07%, 01/07/05                                      5,905         5,905
   +@ Solid Waste Disposal RB (Waste
        Management) Series 2000C
        2.08%, 01/07/05                                      5,500         5,500
   +@ Solid Waste Disposal RB (Waste
        Management) Series 2000H
        2.08%, 01/07/05                                      6,825         6,825
      Solid Waste Disposal RB (Waste
        Management) Series 2000I
   +@   2.02%, 01/07/05                                     10,240        10,240
   +@   2.08%, 01/07/05                                      7,235         7,235

      WASHINGTON HEALTH CARE
      FACILITIES AUTH
   +@ RB (Yakima Valley Farm
        Workers Clinic) Series 1997
        2.00%, 01/07/05                                      3,200         3,200

      WASHINGTON HOUSING FINANCE
      COMM
   +@ M/F Housing RB (Highlander
        Apts) Series 2004A
        2.03%, 01/07/05                                      7,000         7,000
   +@ M/F Housing RB (Lakewood
        Meadows Apts) Series 2000A
        2.05%, 01/07/05                                      3,140         3,140
   +@ M/F Housing RB (Rainier Court
        Apts) Series 2003A
        2.03%, 01/07/05                                     12,750        12,750
   +@ M/F Housing RB (Silver Creek
        Apts) Series 2004
        2.03%, 01/07/05                                      4,100         4,100
   +@ M/F Housing RB (Vintage at
        Burien) Series 2004A
        2.07%, 01/07/05                                      6,570         6,570


48 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
   +@ M/F Housing RB (Woodrose
        Apts) Series 1999A
        2.03%, 01/07/05                                      6,750         6,750
   +@ M/F Mortgage RB (Brittany
        Park) Series 1996A
        2.03%, 01/07/05                                      8,730         8,730
   +@ M/F Mortgage RB (Brittany
        Park Phase II) Series 1998A
        2.03%, 01/07/05                                      3,480         3,480
   +@ M/F Mortgage RB (Canyon
        Lakes) Series 1993
        2.02%, 01/07/05                                      4,295         4,295
   +@ M/F Mortgage RB (Lake
        Washington Apts)
        Series 1996
        2.05%, 01/07/05                                      8,150         8,150
   +@ M/F Mortgage RB (Meridian
        Court Apts) Series 1996
        2.03%, 01/07/05                                      6,700         6,700
   +@ M/F Mortgage RB (Merrill
        Gardens) Series 1997A
        2.03%, 01/07/05                                      6,125         6,125
   +@ M/F Mortgage RB (Rosecreek
        Apts) Series 1998A
        2.06%, 01/07/05                                      3,570         3,570
   +@ M/F RB (Merrill Gardens at
        Queen Anne) Series 2004A
        2.05%, 01/07/05                                      9,500         9,500

      YAKAMA INDIAN NATION
   +@ RB (Yakama Forest Products)
        Series 1997
        2.05%, 01/07/05                                      2,900         2,900

      YAKIMA CNTY PUBLIC CORP
   +@ IDRB (Cowiche Growers)
        Series 1998
        2.05%, 01/07/05                                      2,800         2,800
   +@ RB (Michelsen Packaging)
        Series 1996
        2.05%, 01/07/05                                      1,100         1,100
                                                                     -----------
                                                                         426,690
      WEST VIRGINIA 0.4%

      FAYETTE CNTY DEVELOPMENT AUTH
   +@ Solid Waste Disposal Facility
        RB (Georgia-Pacific Corp)
        Series 1995
        2.06%, 01/07/05                                     11,100        11,100

      MARION CNTY
   +@ Solid Waste Disposal Facility
        RB (Grant Town Cogeneration)
        Series 1990B
        2.00%, 01/07/05                                     19,925        19,925
   +@ Solid Waste Disposal Facility
        RB (Grant Town Cogeneration)
        Series 1990C
        2.00%, 01/07/05                                     17,000        17,000
   +@ Solid Waste Disposal Facility
        RB (Grant Town Cogeneration)
        Series 1990D
        2.00%, 01/07/05                                      3,200         3,200
                                                                     -----------
                                                                          51,225
      WISCONSIN 2.1%

      COLBURN IDA
   +@ IDRB (Heartland Farms)
        Series 1994
        2.29%, 01/07/05                                      5,900         5,900

      KENOSHA
   +@ IDRB (Asyst Technologies)
        Series 1997
        2.08%, 01/07/05                                      5,000         5,000

      MILWAUKEE
      RAN Series 2004 R3
        1.21%, 05/05/05                                     66,000        66,396

      MILWAUKEE CNTY
 +~@o Airport RB Series 2000A
        1.40%, 04/07/05                                     18,470        18,470

      SOUTHEAST WISCONSIN
      PROFESSIONAL BASEBALL PARK
      DISTRICT
 +~@o Sales Tax Refunding Bonds
        Series 1998
        2.06%, 01/07/05                                      5,000         5,000

      WISCONSIN HEALTH & EDUCATIONAL
      FACILITIES AUTH
 +~@o RB (Sisters of the Sorrowful
        Mother) Series 1993C
        2.03%, 01/07/05                                     22,015        22,015

      WISCONSIN HOUSING & ECONOMIC
      DEVELOPMENT AUTH
   +@ Business Development RB
        (Ultratec) 1995 Series 7
        2.29%, 01/07/05                                      2,205         2,205


                                                         See financial notes. 49

SCHWAB MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
  ~@o Home Ownership RB
        Series 1997H
        2.08%, 01/07/05                                        330           330
   ~@ Home Ownership RB
        Series 2002C
        1.98%, 01/07/05                                      3,000         3,000
   ~@ Home Ownership RB
        Series 2002D
        2.00%, 01/07/05                                      1,195         1,195
   ~@ Home Ownership RB
        Series 2003B
        2.00%, 01/07/05                                     14,600        14,600
      Home Ownership RB
        Series 2004A
   ~@   2.00%, 01/07/05                                      8,000         8,000
   ~@   2.00%, 01/07/05                                     11,020        11,020
   ~@   2.00%, 01/07/05                                     10,000        10,000
   ~@ Home Ownership RB
        Series 2004D
        2.03%, 01/07/05                                     73,800        73,800
 +~@o Housing RB Series 2002 B
        2.03%, 01/07/05                                     16,380        16,380
 +~@o S/F Draw Down RB
        Series 2003I
        2.09%, 01/07/05                                      9,855         9,855

      WISCONSIN RAPIDS
   +@ IDRB (Thiele Kaolin)
        Series 1998
        2.06%, 01/07/05                                      4,500         4,500
                                                                     -----------
                                                                         277,666
      WYOMING 0.2%

      LINCOLN CNTY
    @ Pollution Control RB (Amoco)
        Series 1983
        1.51%, 04/01/05                                     15,200        15,193

      WYOMING COMMUNITY
      DEVELOPMENT AUTH
  ~@o Housing RB 2001 Series 1
        2.08%, 01/07/05                                      5,225         5,225
                                                                     -----------
                                                                          20,418

END OF INVESTMENTS.


50 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at value                                              $12,990,258 a
Cash                                                                     2,866
Receivables:
   Fund shares sold                                                     62,718
   Interest                                                             51,485
Prepaid expenses                                                 +         797
                                                                 --------------
TOTAL ASSETS                                                        13,108,124

LIABILITIES
-------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                 55,907
   Dividends to shareholders                                             2,127
   Investments bought                                                   55,699
   Investment adviser and administrator fees                               210
   Transfer agent and shareholder service fees                             221
   Trustees' fees                                                            7
Accrued expenses                                                 +         296
                                                                 --------------
TOTAL LIABILITIES                                                      114,467

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                        13,108,124
TOTAL LIABILITIES                                                -     114,467
                                                                 --------------
NET ASSETS                                                         $12,993,657

NET ASSETS BY SOURCE
Capital received from investors                                     12,997,564
Net investment income not yet distributed                                  196
Net realized capital losses                                             (4,103)

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                         SHARES
SHARE CLASS                    NET ASSETS     /     OUTSTANDING     =      NAV
Sweep Shares                   $7,563,094             7,566,874          $1.00
Value Advantage Shares         $3,244,873             3,245,305          $1.00
Select Shares                    $727,035               727,132          $1.00
Institutional Shares           $1,458,655             1,458,858          $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost for the fund's securities was $12,990,258. During the reporting period, the fund had $6,269,760 in transactions with other Schwab Funds.

FEDERAL TAX DATA
---------------------------------------------------
COST BASIS OF PORTFOLIO                $12,990,274

AS OF DECEMBER 31, 2004:

UNUSED CAPITAL LOSSES:
Expires 12/31 of:                     Loss amount:
  2005                                        $523
  2007                                         775
  2008                                         873
  2011                                         241
  2012                                +      1,479
                                      -------------
                                            $3,891

RECLASSIFICATIONS:
Net realized capital gains                    $403

Reclassified as:
Capital received from
  investors                                  ($338)
Net investment income
  not yet distributed                         ($65)


                                                         See financial notes. 51

SCHWAB MUNICIPAL MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                              $166,668

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized losses on investments sold                                 (1,704)

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                               45,374 a
Transfer agent and shareholder service fees:
   Sweep Shares                                                         33,777 b
   Value Advantage Shares                                                8,146 b
   Select Shares                                                         1,406 b
   Institutional Shares                                                  2,861 b
Trustees' fees                                                              67 c
Custodian and portfolio accounting fees                                  1,084
Professional fees                                                           75
Registration fees                                                          589
Shareholder reports                                                        142
Other expenses                                                      +      162
                                                                    ------------
Total expenses                                                          93,683
Expense reduction                                                   -   22,123 d
                                                                    ------------
NET EXPENSES                                                            71,560

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                166,668
NET EXPENSES                                                        -   71,560
                                                                    -----------
NET INVESTMENT INCOME                                                   95,108
NET REALIZED LOSSES                                                 +   (1,704)
                                                                    -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $93,404

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets as follows:

  TRANSFER AGENT SERVICES:

                                      % OF AVERAGE
  SHARE CLASS                     DAILY NET ASSETS
  ------------------------------------------------
  Sweep Shares                                0.25
  Value Advantage Shares                      0.05
  Select Shares                               0.05
  Institutional Shares                        0.05

  SHAREHOLDER SERVICES:

                                      % OF AVERAGE
  SHARE CLASS                     DAILY NET ASSETS
  ------------------------------------------------
  Sweep Shares                                0.20
  Value Advantage Shares                      0.17
  Select Shares                               0.17
  Institutional Shares                        0.17

  These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d Includes $17,253 from the investment adviser (CSIM) and $4,870 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through April 30, 2005, as follows:

                                      % OF AVERAGE
  SHARE CLASS                     DAILY NET ASSETS
  ------------------------------------------------
  Sweep Shares                                0.66
  Value Advantage Shares                      0.45
  Select Shares                               0.35
  Institutional Shares                        0.24

  This limit excludes interest, taxes and certain non-routine expenses.


52 See financial notes.

SCHWAB MUNICIPAL MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
-------------------------------------------------------------------------------
                                           1/1/04-12/31/04     1/1/03-12/31/03

Net investment income                              $95,108             $69,287
Net realized losses                        +        (1,704)               (208)
                                           ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              93,404              69,079

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Sweep Shares                                        45,088              34,685
Value Advantage Shares                              29,727              31,426
Select Shares                                        5,971               1,306
Institutional Shares                       +        14,086               1,845
                                           ------------------------------------
TOTAL DIVIDENDS FROM NET
INVESTMENT INCOME                                   94,872              69,262 a

TRANSACTIONS IN FUND SHARES b
-------------------------------------------------------------------------------
SHARES SOLD
Sweep Shares                                    32,230,523          27,215,378
Value Advantage Shares                           3,977,079           5,280,015
Select Shares                                    1,518,310             859,347
Institutional Shares                       +     4,180,409           1,161,958
                                           ------------------------------------
TOTAL SHARES SOLD                               41,906,321          34,516,698

SHARES REINVESTED
Sweep Shares                                        44,201              34,072
Value Advantage Shares                              26,335              28,395
Select Shares                                        5,139               1,192
Institutional Shares                       +        11,892               1,497
                                           ------------------------------------
TOTAL SHARES REINVESTED                             87,567              65,156

SHARES REDEEMED
Sweep Shares                                   (32,204,616)        (27,190,937)
Value Advantage Shares                          (4,658,834)         (5,887,801)
Select Shares                                   (1,270,436)           (386,420)
Institutional Shares                       +    (3,451,756)           (445,142)
                                           ------------------------------------
TOTAL SHARES REDEEMED                          (41,585,642)        (33,910,300)

NET TRANSACTIONS IN FUND SHARES                    408,246             671,554 c

NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                             12,586,879          11,915,508
Total increase                             +       406,778             671,371 d
                                           ------------------------------------
END OF PERIOD                                  $12,993,657         $12,586,879 e

  Unless stated, all numbers x 1,000.

a UNAUDITED

  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars. The fund started offering Select Shares and Institutional Shares on June 2, 2003.

c Represents shares sold plus shares reinvested, minus shares redeemed.

d Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes net investment income not yet distributed in the amount of $196 at the end of current period.


                                                         See financial notes. 53

SCHWAB MUNICIPAL MONEY FUND

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUND

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the fund in this report and its trust.

THE FUND OFFERS FOUR SHARE CLASSES: Sweep Shares, Value Advantage Shares, Select Shares and Institutional Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the fund's investments are described in sections earlier in this report. However, there are certain other fund operations and policies that may affect the fund's financials, as described below. Other policies concerning the fund's business operations also are described here.

THE FUND DECLARES DIVIDENDS EVERY DAY IT IS OPEN FOR BUSINESS. These dividends, which are equal to the fund's net investment income for that day, are paid out to shareholders once a month. The fund may make distributions from any net realized capital gains once a year.

THE FUND MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, the fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUND PAYS FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The fund may make direct transactions with certain other Schwab Funds when practical. When

THE TRUST AND ITS FUNDS

This list shows all of the funds included in The Charles
Schwab Family of Funds. The fund discussed in this report is highlighted.

THE CHARLES SCHWAB FAMILY OF FUNDS
organized October 20, 1989

   Schwab Money Market Fund
   Schwab Government Money Fund
   Schwab U.S. Treasury Money Fund
   Schwab Value Advantage Money Fund
   SCHWAB MUNICIPAL MONEY FUND
   Schwab California Municipal Money Fund
   Schwab New York Municipal Money Fund
   Schwab New Jersey Municipal Money Fund
   Schwab Pennsylvania Municipal Money Fund
   Schwab Florida Municipal Money Fund
   Schwab Massachusetts Municipal Money Fund
   Schwab Retirement Advantage Money Fund
   Schwab Retirement Money Fund
   Schwab Government Cash Reserves
   Schwab Advisor Cash Reserves
   Schwab Cash Reserves

SCHWAB MUNICIPAL MONEY FUND

one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUND MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The fund may obtain temporary bank loans through the trust to which the fund belongs, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds has custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. There was no borrowing for the fund during the period.

THE FUND INTENDS TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of their net investment income and net realized capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purpose primarily due to differing treatments of wash sale losses and market discount.

UNDER THE FUND'S ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUND. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

ACCOUNTING POLICIES
The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES ITS SECURITIES AT AMORTIZED COST, which approximates market value.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If the fund buys a debt instrument at a discount (that is, for less than its face value) or a premium (more than its face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

SCHWAB MUNICIPAL MONEY FUND

EXPENSES that are specific to the fund or a class are charged directly to the fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Municipal Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Municipal Money Fund (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2005

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the fund covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the Schwab Funds (of which there were 53 as of 12/31/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                            TRUST POSITION(S);
NAME AND BIRTHDATE          TRUSTEE SINCE                    MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2         Chairman, Trustee:               Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab &
7/29/37                     Family of Funds, 1989;           Co., Inc.; Chair, Director, Charles Schwab Investment Management,
                            Investments, 1991;               Inc.; Chair, Charles Schwab Holdings (UK); CEO, Director, Charles
                            Capital Trust, 1993;             Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I,
                            Annuity Portfolios, 1994.        Schwab International Holdings, Inc.; Director, Charles Schwab Bank,
                                                             N.A., U.S. Trust, United States Trust Co. of New York, Siebel Systems
                                                             (software), Xsign, Inc. (electronic payment systems), TrustMark, Inc.,
                                                             All Kinds of Minds (education); Trustee, Stanford University. Until
                                                             5/04: Director, The Gap, Inc. (clothing retailer). Until 5/03: Co-CEO,
                                                             The Charles Schwab Corp. Until 3/02: Director, Audiobase, Inc.
                                                             (Internet audio solutions). Until 5/02: Director, Vodaphone AirTouch
                                                             PLC (telecommunications). Until 7/01: Director, The Charles Schwab
                                                             Trust Co.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE           TRUST OFFICE(S) HELD          MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER              President, CEO                EVP, President, Director, Charles Schwab Investment Management,
5/4/55                       (all trusts).                 Inc; Until 7/04: SVP for Development and Distribution, Asset
                                                           Management Products and Services Enterprise; Until 6/03: EVP,
                                                           CFO, Chief Administrative Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD              SVP, Chief Investment         SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                       Officer (all trusts).         Management, Inc.; Chief Investment Officer, The Charles Schwab
                                                           Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS               SVP, Chief Investment         Since 9/04: Chief Investment Officer, Fixed Income, Charles
7/10/59                      Officer (all trusts).         Schwab Investment Management, Inc.; Since 6/04: SVP, Charles Schwab
                                                           Investment Management, Inc.; Until 6/04: VP, Charles Schwab
                                                           Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER             SVP, Chief Investment         Since 5/04: SVP, Chief Investment Officer, Equities, Charles Schwab
9/29/63                      Officer (all trusts).         Investment Management, Inc.; Since 6/04: VP, Chief Investment
                                                           Officer, Laudus Trust; Until 5/04: VP, Charles Schwab Investment
                                                           Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE             Chief Compliance              Since 9/04: SVP, Institutional Compliance and Chief Compliance
11/11/60                     Officer (all trusts).         Officer, Charles Schwab Investment Management, Inc.; Until 9/04:
                                                           VP, Charles Schwab & Co., Charles Schwab Investment Management,
                                                           Inc.; Until 2002: VP of Internal Audit, Charles Schwab & Co.;
                                                           Prior to 2000: PricewaterhouseCoopers.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON               Secretary (all trusts).       SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                    Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                           U.S. Securities and Exchange Commission, San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA               Treasurer, Principal          Since 11/04: SVP, CFO, Charles Schwab Investment Management,
6/9/64                       Financial Officer             Inc.; Until 11/04: SVP, Financial Reporting, Charles Schwab & Co., Inc.;
                             (all trusts).                 Until 12/99: Chief Financial Officer, Commerzbank Capital Markets;
                                                           Until 9/99: Managing Director at the New York Stock Exchange.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE           TRUSTEE SINCE                 MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER           2000 (all trusts).            Since 2/05: Director, Pacific Life Insurance Company; Chair, JDN
8/13/60                                                    Corp. Advisory LLC; Trustee, Stanford University, America First
                                                           Cos., Omaha, NE (venture capital/fund management), Redwood
                                                           Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                           International (research), PMI Group, Inc. (mortgage insurance),
                                                           Lucile Packard Children's Hospital, Laudus Trust, Laudus Variable
                                                           Insurance Trust. 2001: Special Advisor to the President, Stanford
                                                           University. Until 2001: VP, Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD            Family of Funds, 1989;        CEO, Dorward & Associates (corporate management, marketing
9/23/31                      Investments, 1991;            and communications consulting). Until 1999: EVP, Managing Director,
                             Capital Trust, 1993;          Grey Advertising. Until 1996: President, CEO, Allen & Dorward
                             Annuity Portfolios, 1994.     Advertising.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER            2000 (all trusts).            Director, Aphton Corp. (bio-pharmaceuticals); Non-Executive Chair,
11/22/41                                                   Trustee, Solectron Corp. (manufacturing), Mission West Properties
                                                           (commercial real estate), Stratex Networks (network equipment), Laudus
                                                           Trust, Laudus Variable Insurance Trust; Public Governor, Member,
                                                           executive committee, Pacific Stock & Options Exchange. Until 2/04:
                                                           Co-CEO, Aphton Corp. (bio-pharmaceuticals). Until 1998: Dean,
                                                           Haas School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES             Family of Funds, 1989;        Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                      Investments, 1991;            services and investment advisory firm).
                             Capital Trust, 1993;
                             Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH              2000 (all trusts).            Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                    Trustee, Cooper Industries (electrical products, tools and hardware);
                                                           Member, audit committee, Northern Border Partners, L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS           Family of Funds, 1989;        Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                      Investments, 1991;            Chair, CEO, North American Trust (real estate investment trust).
                             Capital Trust, 1993;
                             Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY            Family of Funds, 1989;        Chair, CEO, Wilsey Bennett, Inc. (real estate investment and
8/18/43                      Investments, 1991;            management, and other investments).
                             Capital Trust, 1993;
                             Annuity Portfolios, 1994.

GLOSSARY

AGENCY DISCOUNT NOTES Notes issued by federal agencies--known as Government Sponsored Enterprises, or GSEs--at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITIES Bonds or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

BOND ANTICIPATION NOTES Obligations sold by a municipality on an interim basis in anticipation of the municipality's issuance of a longer-term bond in the future.

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COMMERCIAL PAPER Promissory notes issued by banks, corporations, state and local governments and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

CREDIT-ENHANCED SECURITIES Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security's value, are designed to help lower the risk of default on a security and may also make the security more liquid.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. Federal regulations strictly limit the credit quality of the securities a money market fund can buy.

CREDIT RATINGS Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor's, Fitch, Inc. and Moody's Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor's and Fitch, and Aaa, Aa, A and Baa for Moody's.

CREDIT RISK The risk that a debt issuer may be unable to pay interest or principal to its debtholders.

PORTFOLIO TERMS

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

ACES  Adjustable convertible extendable security
BAN   Bond anticipation note
COP   Certificate of participation
GAN   Grant anticipation note
GO    General obligation
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDRB  Industrial Development Revenue Bond
M/F   Multi-family
RAN   Revenue anticipation note
RB    Revenue bond
S/F   Single-family
TAN   Tax anticipation note
TECP  Tax-exempt commercial paper
TRAN  Tax and revenue anticipation note
VRD   Variable-rate demand

DOLLAR-WEIGHTED AVERAGE MATURITY (DWAM) See weighted average maturity.

EFFECTIVE YIELD A measurement of a fund's yield that assumes that all dividends were reinvested in additional shares of the fund.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

FACE VALUE The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

ILLIQUID SECURITIES Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

INTEREST Payments to holders of debt securities as compensation for loaning a security's principal to the issuer.

LIQUIDITY-ENHANCED SECURITY A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

MATURITY The date a debt security is scheduled to be "retired" and its principal amount returned to the bondholder.

MONEY MARKET SECURITIES High-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (such as banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE PER SHARE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE ANTICIPATION NOTES Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

SECTION 3C7 SECURITIES Section 3c7 of the Investment Company Act of 1940 (the "1940 Act") exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by "qualified purchasers" and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

TAX ANTICIPATION NOTES Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

TIER 1, TIER 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security's tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab(R) Institutional Select(R) Funds
  Schwab(R) Institutional Select(R) S&P 500 Fund
  Schwab(R) Institutional Select(R) Large-Cap Value Index Fund
  Schwab(R) Institutional Select(R) Small-Cap Value Index Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
  Schwab MarketTrack All Equity Portfolio(TM)
  Schwab MarketTrack Growth Portfolio(TM)
  Schwab MarketTrack Balanced Portfolio(TM)
  Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc. (Schwab)

FUNDS
Schwab Funds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.

REG26568-02

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND(TM)

      ANNUAL REPORT
      December 31, 2004


                                                           [CHARLES SCHWAB LOGO]

IN THIS REPORT

   Schwab California Municipal Money Fund(TM)
      Sweep Shares: SWCXX
      Value Advantage Shares(TM): SWKXX

   Management's Discussion ..................................................  2
      The president of Schwab Funds(R) and the fund's manager take a look at the factors that shaped fund performance during the report period.

      Performance and Fund Facts .......  6

   Fund Expenses ............................................................  7

   Financial Statements .....................................................  8

   Financial Notes .......................................................... 27

   Fund Trustees ............................................................ 31

   Glossary ................................................................. 34

   Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder,

I understand that selecting a financial services company is an important decision you make as an investor and is one that we take very seriously. In fact, we made recent changes that we believe will both improve the quality of service you receive and give you the best value possible. For example, we reduced the average cost of security trades and we also expanded access to high-quality investment products.

Looking forward, we continue to see tremendous opportunities for investors, and my colleagues and I are committed to helping you maximize them. The changes we made last year at Schwab laid a foundation for more improvements this year. We will continue to expand the array of products and services that you are looking for, including new cash management and credit products from the Schwab Bank and new mutual fund products.

During the period since our semi-annual money fund report, I'm happy to announce that Evelyn Dilsaver has been named CEO and President of Schwab Funds(R). Although new to the position, Evelyn is no stranger to Schwab Funds, having been an officer in several other capacities at Schwab. Her broad experience in product creation, coupled with a comprehensive understanding of your financial needs, make her the ideal candidate for her new role.

I speak for Evelyn, as well as the rest of the Schwab Funds group, when I say we want Schwab to be a place where investors can find useful, quality financial products and services to help them succeed. Regardless of the size of their portfolios, Schwab should be the place investors can always trust to watch out for their best interests.

This commitment to our shareholders will not change, as nothing is more important to us than your trust. Thank you for investing with us.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION for the year ended December 31, 2004

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I am very excited about my new role as President and CEO of Schwab Funds(R). My experience at Schwab has given me many opportunities to focus on meeting the needs of our clients. This will continue to be my emphasis, and I reiterate what Chuck Schwab noted in his letter, that our goal is to offer you better value and more relevant choices.

When we discuss Schwab Funds with our clients, we often hear that you want to know that you're getting the best value. We find that shareholders may be unaware that some of the Schwab Funds offer additional share classes that carry lower expenses in exchange for higher initial investments of $25,000 or more. I encourage you to review your accounts to see if you are eligible to purchase these money-saving shares. If you would like to learn more about these potentially cost-saving shares, our investment consultants are available to assist you.

I'm pleased to announce that we launched a new sweep money fund last summer-- Schwab Cash Reserves--which offers eligible investors lower expenses on a sweep fund. My plan is to build on this legacy of value and continue to offer unique investment solutions to help you meet your financial goals.

I also want to point out that over the past year, the Federal Reserve raised short-term interest rates five times, up to 2.25% at year-end, making yields on the Schwab Funds' money funds more attractive than they were earlier in the year. I'm noting this because, no matter what the economic outlook is, most investors' asset-allocation strategies include a cash component, which offers liquidity and capital preservation that can help to lessen the effect of the market's volatility.

I look forward to serving you in my new role. Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.


2 Schwab California Municipal Money Fund

[PHOTO OF KEVIN SHAUGHNESSY]

KEVIN SHAUGHNESSY, CFA, a vice president of the investment adviser and senior portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 2000, he worked for more than ten years in fixed-income portfolio management.

THE INVESTMENT ENVIRONMENT AND THE FUND

2004 STARTED OFF POSITIVELY, CONTINUING THE ENCOURAGING ECONOMIC TREND THAT WAS REPORTED TOWARD THE END OF 2003. Businesses added to their inventories, factory orders rose and production gained some strength. Retail sales continued to rise and higher commodity prices were holding. Mortgage refinancing activity, while still significant, waned as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid gains. In fact, aside from a "soft patch" in early summer, the economy stayed strong throughout 2004.

The firming labor market, as well as steady gains in capital spending, kept the expansion on a self-sustaining path. The caution surrounding the economic outlook and geopolitical environment began to dissipate last spring and firms, unable to continue boosting productivity by restraining hiring, added more than two million new jobs during the year. Moreover, many leading indicators, such as the Institute for Supply Management's business activity surveys, suggested further improvement, while continuing claims for unemployment benefits remained near cyclical lows. In addition, consumer sentiment rebounded, the labor market continued to sustain consumer spending, and corporate liquidity remained positive.

Strong productivity growth and slack in the economy kept a lid on inflation. The Federal Reserve (Fed) began to take the Fed funds rate higher beginning in June amid signs of solidly expanding output and improved hiring. The rate was raised another four times in 2004, ending the year at a moderate 2.25%. The moves had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the hikes began.

Strengthening global demand for oil, particularly in the Pacific Rim, and supply constraints in the wake of the Florida hurricanes drove crude prices to record highs, above $50 per barrel in late October. Since then, crude prices backed off to the mid-$40 range, as supply concerns dissipated and China's economy continues to attempt to engineer a soft landing. Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.


                                        Schwab California Municipal Money Fund 3

MANAGEMENT'S DISCUSSION continued

      Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.

AS NOTED ABOVE, THE FED BEGAN A SERIES OF FIVE TIGHTENING MOVES IN JUNE, EVENTUALLY BRINGING THE RATE TO 2.25% AT YEAR END. These actions significantly impacted municipal money market yields. On average, yields on both fixed- and variable-rate muni notes increased by 1.0% from mid-March to year end. As a result, yields on muni money funds increased as well.

Anticipating the Fed tightening, yields on fixed-rate notes maturing from 6-12 months rose approximately 0.60% during the second quarter of the year. Since they offered the best relative value at the time, compared to other variable-rate securities, we increased the fund's position in this asset class, continuing to do so as yields rose. This resulted in an extension of the fund's weighted average maturity (WAM), which averaged 18 days longer when compared to the peer group.

For 2004, municipal note supply declined approximately 17% from 2003. This was a result of municipalities enjoying more robust economies and stronger tax receipts than they did in the previous year. As a result, there was less of a need for them to issue short-term notes. Demand for munis, however, remained steady for the year. This demand, combined with the decrease in new issuance, caused muni yields to rise at a slower pace than yields on short-term taxable securities.

CALIFORNIA'S FISCAL 2005 BUDGET was adopted on July 29, 2004 and addressed a multi-year general fund gap estimated at nearly $26 billion. A key component of the budget plan was the sale of up to $15 billion of deficit bonds, $11 billion of which had been sold by the end of June. The bond sale eased the State's near-term liquidity crisis, but a significant underlying structural budget gap remains. While State personal income taxes and corporate taxes are running ahead of the budget forecast, the budget included a number of revenue items that are increasingly unlikely to materialize, including the sale of $800 million of pension obligation bonds (currently tied up in court) and $450 million in punitive damage awards. In early January 2005, the governor introduced his spending plan for fiscal 2006 (beginning 7/1/05). The general fund deficit is forecast to be more than $8.5 billion for fiscal 2006 and, without adjustment, to grow to nearly $10 billion by fiscal 2007.

The financial difficulties of the last few years can be traced to the State's dependence on income taxes and the growth in stock-related income, especially options, which were widely used by the technology


4 Schwab California Municipal Money Fund

      California's economic recovery is strengthening, with renewed growth in exports and accelerating growth in personal income.

and business-services industries in the late 1990s. During this period, the State increased spending and reduced taxes without full regard for the volatility of these revenues. As economic and revenue growth slowed, a politically divided legislature failed to cut spending or raise revenues proportionately, passing deficit budgets and relying on one-time solutions that left the underlying problems largely unaddressed.

California's economic recovery is strengthening, with renewed growth in exports and accelerating growth in personal income. From November 2003 through November 2004, the State added nearly 147,000 payroll jobs, a 1.0% increase. This compares with 0.8% job growth projected earlier in 2004. The strongest gains were in the construction, and professional- and business-services job sectors. The State's unemployment rate dipped to 5.7% in November 2004, its lowest recording since September 2001 and down from 6.6% in November 2003.

With voter approval of the deficit bonds in March and the subsequent bond sales, the State's credit ratings began to improve. Moody's upgraded California's rating to A3 in May 2004, and maintains a positive rating outlook. Standard & Poor's upgraded the State's rating to A in August 2004 and Fitch raised its rating to A- in September 2004. Though some of the State's underlying units of government, particularly counties, absorbed cuts to their revenues as a result of the State's budget cuts, only a few credit ratings were lowered and most remain solidly investment grade.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


                                        Schwab California Municipal Money Fund 5

MANAGEMENT'S DISCUSSION continued

PERFORMANCE AND FUND FACTS as of 12/31/04

SEVEN-DAY YIELDS

The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

                                      SWEEP SHARES   VALUE ADVANTAGE SHARES(TM)
-------------------------------------------------------------------------------
SEVEN-DAY YIELD 1                     1.19%          1.39%
-------------------------------------------------------------------------------
SEVEN-DAY YIELD--NO WAIVER 2          1.02%          1.25%
-------------------------------------------------------------------------------
SEVEN-DAY EFFECTIVE YIELD 1           1.20%          1.40%
-------------------------------------------------------------------------------
SEVEN-DAY TAXABLE-EQUIVALENT
EFFECTIVE YIELD 1, 3                  2.04%          2.37%
-------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

STATISTICS

Money funds must maintain a dollar-weighted average maturity of no longer than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

WEIGHTED AVERAGE MATURITY                                              52 days
--------------------------------------------------------------------------------
CREDIT QUALITY OF HOLDINGS % of portfolio                            100% Tier 1
--------------------------------------------------------------------------------
CREDIT-ENHANCED SECURITIES % of portfolio                                55%
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT 4

  Sweep Investments(TM)                                                   *
  Value Advantage Shares                                               $25,000
--------------------------------------------------------------------------------

  AN INVESTMENT IN A MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY FUND.

  Portfolio holdings may have changed since the report date.

1 Fund expenses have been partially absorbed by CSIM and Schwab.

2 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

3 Taxable-equivalent effective yield assumes a 2004 maximum combined federal regular income and California state personal income tax rate of 41.05%. Investment income may be subject to the Alternative Minimum Tax.

4 Please see prospectus for further detail and eligibility requirements.

* Subject to the eligibility terms and conditions of your Schwab account agreement.


6 Schwab California Municipal Money Fund

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning July 1, 2004 and held through December 31, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                    ENDING
                                                 BEGINNING       ACCOUNT VALUE          EXPENSES
                             EXPENSE RATIO 1   ACCOUNT VALUE   (Net of Expenses)   PAID DURING PERIOD 2
                               (Annualized)      at 7/1/04        at 12/31/04        7/1/04-12/31/04
-------------------------------------------------------------------------------------------------------
SCHWAB CALIFORNIA
MUNICIPAL MONEY FUND(TM)

Sweep Shares
  Actual Return                   0.65%          $1,000.00         $1,003.80              $3.27
  Hypothetical 5% Return          0.65%          $1,000.00         $1,021.87              $3.30

Value Advantage Shares(TM)
  Actual Return                   0.45%          $1,000.00         $1,004.80              $2.27
  Hypothetical 5% Return          0.45%          $1,000.00         $1,022.87              $2.29

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for the fund are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.


                                        Schwab California Municipal Money Fund 7

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                             1/1/04-    1/1/03-    1/1/02-    1/1/01-    1/1/00-
SWEEP SHARES                                12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         1.00       1.00       1.00       1.00       1.00
                                            ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.01       0.00 1     0.01       0.02       0.03
                                            ---------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income        (0.01)     (0.00) 1   (0.01)     (0.02)     (0.03)
                                            ---------------------------------------------------------------------------------
Net asset value at end of period               1.00       1.00       1.00       1.00       1.00
                                            ---------------------------------------------------------------------------------
Total return (%)                               0.59       0.46       0.83       1.99       3.02

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                       0.65       0.65       0.65       0.65       0.66 2
  Gross operating expenses                     0.82       0.82       0.82       0.82       0.84
  Net investment income                        0.58       0.45       0.83       1.98       2.98
Net assets, end of period ($ x 1,000,000)     4,147      4,169      4,056      3,897      3,923

                                             1/1/04-    1/1/03-    1/1/02-    1/1/01-    1/1/00-
VALUE ADVANTAGE SHARES                      12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         1.00       1.00       1.00       1.00       1.00
                                            ---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.01       0.01       0.01       0.02       0.03
                                            ---------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income        (0.01)     (0.01)     (0.01)     (0.02)     (0.03)
                                            ---------------------------------------------------------------------------------
Net asset value at end of period               1.00       1.00       1.00       1.00       1.00
                                            ---------------------------------------------------------------------------------
Total return (%)                               0.79       0.66       1.03       2.19       3.22

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                       0.45       0.45       0.45       0.45       0.46 3
  Gross operating expenses                     0.59       0.59       0.59       0.61       0.63
  Net investment income                        0.78       0.65       1.03       2.11       3.20
Net assets, end of period ($ x 1,000,000)     2,825      3,061      3,081      2,563      2,170

1 Per-share amount was less than $0.01.

2 The ratio of net operating expenses would have been 0.65% if certain non-routine expenses (proxy fees) had not been included.

3 The ratio of net operating expenses would have been 0.45% if certain non-routine expenses (proxy fees) had not been included.


8 See financial notes.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

+  Credit-enhanced security

~  Liquidity-enhanced security

@  Variable-rate security

o  Tender option bond

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                       COST              VALUE
HOLDINGS BY CATEGORY                                 ($x1,000)         ($x1,000)
--------------------------------------------------------------------------------
 99.4%  MUNICIPAL
        SECURITIES                                   6,930,109         6,930,109
--------------------------------------------------------------------------------
 99.4%  TOTAL INVESTMENTS                            6,930,109         6,930,109

  0.6%  OTHER ASSETS AND
        LIABILITIES                                                       42,355
--------------------------------------------------------------------------------
100.0%  TOTAL NET ASSETS                                               6,972,464

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
     MUNICIPAL SECURITIES 99.4% of net assets

     CALIFORNIA 97.1%

     AFFORDABLE HOUSING AGENCY
  +@ M/F Housing RB (Westridge at
       Hilltop Apts) Series 2003A
       1.98%, 01/07/05                                  14,100            14,100

     ALAMEDA CNTY IDA
  +@ RB (Scientific Technology)
       Series 1994A
       2.05%, 01/07/05                                   2,200             2,200
  +@ RB (Aitchison Family
       Partnership) Series 1993A
       2.00%, 01/07/05                                   2,560             2,560
  +@ RB (JMS Family Partnership)
       Series 1995A
       2.00%, 01/07/05                                   1,000             1,000
  +@ RB (Malmberg Engineering)
       Series 1999A
       2.23%, 01/07/05                                   2,310             2,310

     ALAMEDA-CONTRA COSTA TRANSIT
     DIST
   + 2004-05 RAN
       1.58%, 07/07/05                                  12,000            12,086

     ANAHEIM HOUSING AUTH
  +@ M/F Housing RB (Casa
       Granada Apts) Series 1997A
       2.00%, 01/07/05                                   3,595             3,595
  +@ M/F Housing RB (Park Vista
       Apts) Series 2000D
       2.02%, 01/07/05                                  21,000            21,000
  +@ M/F Housing RB (Port Trinidad
       Apts) Series 1997C
       2.00%, 01/07/05                                   2,040             2,040

     ASSOCIATION OF BAY AREA
     GOVERNMENTS
+~@o Bart SFO Extension Bonds
       (Airport Premium Fare)
       Series 2002A
       1.25%, 01/07/05                                   9,995             9,995
  +@ COP (Harker School
       Foundation) Series 1998
       2.01%, 01/07/05                                   4,500             4,500
 +~@ Lease RB Series 2003A
       2.05%, 01/07/05                                   1,000             1,000


                                                          See financial notes. 9

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
  +@ M/F Housing RB (Artech
       Building) Series 1999A
       2.02%, 01/07/05                                   3,200             3,200
  +@ M/F Housing RB (Crossing
       Apts) Series 2002A
       2.02%, 01/07/05                                  55,700            55,700
  +@ M/F Housing RB (Miramar
       Apts) Series 2000A
       2.02%, 01/07/05                                  30,000            30,000
  +@ M/F Housing RB (Mountain
       View Apts) Series 1997A
       2.07%, 01/07/05                                   6,130             6,130
  +@ RB (Public Policy Institute of
       California) Series 2001A
       2.00%, 01/07/05                                   9,000             9,000

     BAY AREA TOLL AUTH
+~@o San Francisco Bay Area Toll
       Bridge RB Series 2001G
       2.03%, 01/07/05                                  10,125            10,125
 +~@ San Francisco Bay Area Toll
       Bridge RB Series 2003C
       1.96%, 01/07/05                                   4,400             4,400
 +~@ San Francisco Bay Area Toll
       Bridge RB Series 2001C
       1.96%, 01/07/05                                   5,000             5,000

     CALIFORNIA
     2004-05 RAN Series A
       1.73%, 06/30/05                                 250,000           251,540
     2004-05 RAN Series C
 ~@o   2.05%, 01/07/05                                 100,000           100,000
       1.97%, 06/30/05                                 175,000           177,571
     Economic Recovery Bonds
       Series 2004A
+~@o   2.01%, 01/07/05                                  31,420            31,420
 ~@o   2.01%, 01/07/05                                  39,995            39,995
+~@o   2.02%, 01/07/05                                  51,358            51,358
 ~@o   2.02%, 01/07/05                                  18,745            18,745
 ~@o   2.05%, 01/07/05                                 115,650           115,650
 +~@ Economic Recovery Bonds
       Series 2004C-15
       1.98%, 01/07/05                                   8,785             8,785
 +~@ Economic Recovery Bonds
       Series 2004C-18
       1.95%, 01/07/05                                   1,000             1,000
  ~@ Economic Recovery Bonds
       Series 2004C-2
       2.10%, 01/03/05                                  10,000            10,000
 +~@ Economic Recovery Bonds
       Series 2004C-21
       2.05%, 01/07/05                                   5,000             5,000
  ~@ Economic Recovery Bonds
       Series 2004C-3
       2.10%, 01/03/05                                  10,700            10,700
  +@ Economic Recovery Bonds
       Series 2004C-9
       2.17%, 01/03/05                                  21,600            21,600
     GO Bonds
+~@o   2.00%, 01/07/05                                  28,480            28,480
+~@o   2.01%, 01/07/05                                  49,915            49,915
+~@o   2.02%, 01/07/05                                 110,290           110,290
+~@o   2.03%, 01/07/05                                 107,565           107,565
+~@o   1.35%, 02/03/05                                   4,810             4,810
       1.99%, 06/01/05                                  27,765            27,880
     GO Bonds Series 1999
+~@o   2.01%, 01/07/05                                  10,835            10,835
+~@o   2.02%, 01/07/05                                  13,675            13,675
  +@ GO Bonds Series 2003 C-1
       1.98%, 01/07/05                                  20,145            20,145
  +@ GO Bonds Series 2003 C-3
       2.01%, 01/07/05                                  35,000            35,000
  +@ GO Bonds Series 2004 A-7
       1.98%, 01/07/05                                  12,625            12,625
  +@ GO Bonds Series 2004 A-8
       2.00%, 01/07/05                                  10,000            10,000
  +@ GO Bonds Series 2004 B-2
       2.17%, 01/07/05                                     400               400

     CALIFORNIA ALTERNATIVE ENERGY
     SOURCE FINANCING AUTH
   @ Cogeneration Facility RB
       Series 1993B
       1.98%, 01/07/05                                  13,360            13,360

     CALIFORNIA DEPT OF WATER
     RESOURCES
+~@o 1996 Water Refunding RB
       (Big Bear Lake)
       2.01%, 01/07/05                                   8,445             8,445
     Power Supply RB Series 2002A
+~@o   2.01%, 01/07/05                                  47,575            47,575
+~@o   2.05%, 01/07/05                                  16,525            16,525
  +@ Power Supply RB Series
       2002B-2
       2.25%, 01/03/05                                   5,985             5,985
  +@ Power Supply RB Series
       2002B-3
       2.17%, 01/03/05                                   3,200             3,200


10 See financial notes.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
  +@ Power Supply RB Series
       2002C-10
       1.97%, 01/07/05                                  15,000            15,000
  +@ Power Supply RB Series
       2002C-11
       1.95%, 01/07/05                                   3,100             3,100
  +@ Power Supply RB Series
       2002C-14
       1.98%, 01/07/05                                  40,430            40,430
  +@ Power Supply RB Series
       2002C-17
       2.00%, 01/07/05                                   8,300             8,300
 +~@ Power Supply RB Series
       2002C-7
       2.00%, 01/07/05                                  13,700            13,700

     CALIFORNIA ECONOMIC
     DEVELOPMENT FINANCING AUTH
  +@ Airport Facilities RB (Mercury
       Air Group) Series 1998
       2.03%, 01/07/05                                  14,000            14,000
  +@ IDRB (Calco) Series 1997
       2.08%, 01/07/05                                     480               480
  +@ IDRB (Gaiser Tool Co) Series
       1997
       2.00%, 01/07/05                                   1,775             1,775
  +@ IDRB (Lion Raisins) Series
       1998
       2.03%, 01/07/05                                   1,250             1,250

     CALIFORNIA EDUCATIONAL FACILITIES
     AUTH
  +@ RB (Chapman University) Series
       2000
       2.12%, 01/07/05                                   4,600             4,600
  +@ RB (University of Judaism)
       Series 1998A
       2.01%, 01/07/05                                   5,200             5,200
+~@o RB (University of San
       Francisco) Series 1996
       2.01%, 01/07/05                                   8,995             8,995
  +@ RB (San Francisco Conservatory
       of Music) Series 2000
       1.98%, 01/07/05                                   2,760             2,760

     CALIFORNIA HEALTH FACILITIES
     FINANCING AUTH
 +~@ Insured RB (Catholic Healthcare
       West) Series 1988A
       1.98%, 01/07/05                                   4,200             4,200
 +~@ Insured RB (Southern California
       Presbyterian Homes) Series
       1998
       2.00%, 01/07/05                                  28,600            28,600
+~@o RB (Kaiser Permanente)
       Series 1998A
       2.02%, 01/07/05                                   9,995             9,995

     CALIFORNIA HFA
+~@o Home Mortgage RB 1998
       Series J
       1.48%, 03/03/05                                   2,435             2,435
 +~@ Home Mortgage RB 2000
       Series N
       2.03%, 01/07/05                                  26,565            26,565
 +~@ Home Mortgage RB 2001
       Series R
       2.14%, 01/03/05                                   7,100             7,100
 +~@ Home Mortgage RB 2002
       Series J
       2.25%, 01/03/05                                  10,000            10,000
 +~@ Home Mortgage RB 2002
       Series P
       2.05%, 01/07/05                                  61,000            61,000
 +~@ Home Mortgage RB 2003
       Series D
       2.00%, 01/07/05                                  14,800            14,800
 +~@ Home Mortgage RB 2003
       Series H
       2.00%, 01/07/05                                   8,300             8,300
  ~@ Home Mortgage RB 2003
       Series K
       2.08%, 01/07/05                                  67,500            67,500
  ~@ Home Mortgage RB 2003
       Series M
       2.00%, 01/07/05                                  34,580            34,580
  ~@ M/F Housing RB III 2001
       Series G
       2.05%, 01/07/05                                  57,125            57,125
  ~@ M/F Housing RB III 2002
       Series A
       2.04%, 01/07/05                                  26,070            26,070
  ~@ M/F Housing RB III Series
       2002 E
       2.04%, 01/07/05                                   6,125             6,125
 ~@o S/F Mortgage Bonds II, 1997
       Series C-4
       2.01%, 01/07/05                                   1,725             1,725


                                                         See financial notes. 11

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
+~@o S/F Mortgage RB Draw Down
       Series 2004 B-1
       2.07%, 01/07/05                                  58,085            58,085
+~@o S/F Mortgage RB Draw Down
       Series 2004 B-2
       2.07%, 01/07/05                                 150,300           150,300

     CALIFORNIA INFRASTRUCTURE &
     ECONOMIC DEVELOPMENT BANK
  +@ IDRB (American-De Rosa Lamp
       Arts) Series 1999
       2.05%, 01/07/05                                   4,950             4,950
  +@ IDRB (Fairmont Sign Co) Series
       2000A
       2.15%, 01/07/05                                   4,250             4,250
  +@ IDRB (Lafayette Textile
       Industries) Series 1999
       2.05%, 01/07/05                                   1,170             1,170
  +@ IDRB (Nelson Name Plate Co)
       Series 1999
       2.00%, 01/07/05                                   3,150             3,150
  +@ IDRB (Roller Bearing Co)
       Series 1999
       2.21%, 01/07/05                                   2,400             2,400
 +~@ RB (California ISO)
       Series 2000A
       1.98%, 01/07/05                                  11,100            11,100
 +~@ RB (California ISO) Series
       2004B
       1.97%, 01/07/05                                  10,000            10,000
     RB (J. Paul Getty Trust) Series
       2003A
       1.17%, 02/01/05                                  50,000            50,000
     RB (J. Paul Getty Trust) Series
       2003C
       1.17%, 02/01/05                                  14,000            14,000
     RB (J. Paul Getty Trust) Series
       2003D
       1.17%, 02/01/05                                  14,000            14,000
  +@ RB (SRI International) Series
       2003A
       2.08%, 01/07/05                                   4,000             4,000

     CALIFORNIA POLLUTION CONTROL
     FINANCE AUTH
  +@ Resource Recovery RB
       (Sanger) Series 1990A
       2.04%, 01/07/05                                  19,200            19,200
  +@ Resource Recovery RB
       (Wadham Energy) Series
       1987B
       2.00%, 01/07/05                                   2,800             2,800
  +@ Solid Waste Disposal RB (Ag
       Resources III) Series 2004
       2.07%, 01/07/05                                   2,790             2,790
  +@ Solid Waste Disposal RB
       (Agrifab) Series 2003
       2.07%, 01/07/05                                   2,900             2,900
  +@ Solid Waste Disposal RB
       (Alameda County Industries)
       Series 2000A
       2.07%, 01/07/05                                   3,760             3,760
  +@ Solid Waste Disposal RB
       (Athens Disposal Co) Series
       1995A
       2.07%, 01/07/05                                  11,435            11,435
  +@ Solid Waste Disposal RB
       (Athens Disposal Co) Series
       1999A
       2.07%, 01/07/05                                   5,700             5,700
  +@ Solid Waste Disposal RB
       (Athens Services) Series
       2001A
       2.07%, 01/07/05                                   4,100             4,100
  +@ Solid Waste Disposal RB (Atlas
       Disposal Industries) Series
       1999A
       2.07%, 01/07/05                                   3,000             3,000
  +@ Solid Waste Disposal RB (BLT
       Enterprises of Sacramento)
       Series 1999A
       2.07%, 01/07/05                                   6,725             6,725
  +@ Solid Waste Disposal RB (Blue
       Line Transfer) Series 1999A
       2.07%, 01/07/05                                   4,300             4,300
  +@ Solid Waste Disposal RB (Blue
       Line Transfer) Series 2001A
       2.07%, 01/07/05                                   4,400             4,400
  +@ Solid Waste Disposal RB
       (Burrtec Waste Group) Series
       2004
       2.22%, 01/07/05                                   1,985             1,985
  +@ Solid Waste Disposal RB
       (Burrtec Waste Industries)
       Series 1997B
       2.22%, 01/07/05                                   3,200             3,200


12 See financial notes.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
  +@ Solid Waste Disposal RB
       (Burrtec Waste Industries)
       Series 1998A
       2.22%, 01/07/05                                     695               695
  +@ Solid Waste Disposal RB
       (CR&R Inc) Series 2002A
       2.10%, 01/07/05                                   3,900             3,900
  +@ Solid Waste Disposal RB
       (Cal-San) Series 1996B
       2.07%, 01/07/05                                   1,750             1,750
  +@ Solid Waste Disposal RB
       (California Waste Solutions)
       Series 2002A
       2.07%, 01/07/05                                   3,570             3,570
  +@ Solid Waste Disposal RB
       (California Waste Solutions)
       Series 2004A
       2.07%, 01/07/05                                   8,350             8,350
  +@ Solid Waste Disposal RB
       (Cheese & Protein Intl) Series
       2001A
       2.01%, 01/07/05                                  10,000            10,000
  +@ Solid Waste Disposal RB (Cold
       Canyon Landfill) Series 1998A
       2.07%, 01/07/05                                   5,845             5,845
  +@ Solid Waste Disposal RB
       (Colmac Energy) Series
       1990A
       1.99%, 01/07/05                                   5,345             5,345
  +@ Solid Waste Disposal RB
       (Contra Costa Waste Service)
       Series 1995A
       2.07%, 01/07/05                                   2,000             2,000
  +@ Solid Waste Disposal RB
       (EDCO Disposal Corp) Series
       1996A
       2.07%, 01/07/05                                  13,950            13,950
  +@ Solid Waste Disposal RB
       (EDCO Disposal Corp) Series
       2004A
       2.07%, 01/07/05                                  22,200            22,200
  +@ Solid Waste Disposal RB
       (Escondido Disposal/Jemco
       Equipment Corp.) Series
       1998A
       2.22%, 01/07/05                                   7,845             7,845
  +@ Solid Waste Disposal RB
       (Federal Disposal Service)
       Series 2001A
       2.12%, 01/07/05                                   2,400             2,400
  +@ Solid Waste Disposal RB
       (Greenteam of San Jose)
       Series 2001A
       2.07%, 01/07/05                                  10,900            10,900
  +@ Solid Waste Disposal RB
       (Greenwaste of Tehama)
       Series 1999A
       2.07%, 01/07/05                                   1,630             1,630
  +@ Solid Waste Disposal RB
       (Madera Disposal Systems)
       Series 1998A
       2.07%, 01/07/05                                   1,800             1,800
  +@ Solid Waste Disposal RB
       (Marborg Industries) Series
       2000A
       2.07%, 01/07/05                                   4,505             4,505
  +@ Solid Waste Disposal RB
       (Metropolitan Recycling Corp)
       Series 2000B
       2.12%, 01/07/05                                   3,690             3,690
  +@ Solid Waste Disposal RB
       (Mottra Corp) Series 2002A
       2.07%, 01/07/05                                   2,105             2,105
  +@ Solid Waste Disposal RB
       (Norcal Waste System) Series
       2001
       2.07%, 01/07/05                                   8,740             8,740
  +@ Solid Waste Disposal RB
       (Norcal Waste System) Series
       2002A
       2.07%, 01/07/05                                   6,000             6,000
  +@ Solid Waste Disposal RB
       (Norcal Waste Systems)
       Series 2003A
       2.07%, 01/07/05                                   4,000             4,000
  +@ Solid Waste Disposal RB
       (Orange Ave Disposal Co)
       Series 2002A
       2.07%, 01/07/05                                   6,105             6,105
  +@ Solid Waste Disposal RB (Ratto
       Group of Companies) Series
       2001A
       2.07%, 01/07/05                                   4,045             4,045


                                                         See financial notes. 13

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
  +@ Solid Waste Disposal RB
       (Sanco Services) Series
       2002A
       2.22%, 01/07/05                                   3,600             3,600
  +@ Solid Waste Disposal RB (Santa
       Clara Valley Disposal) Series
       2001A
       2.07%, 01/07/05                                   5,135             5,135
  +@ Solid Waste Disposal RB (Santa
       Clara Valley Industries) Series
       1998A
       2.12%, 01/07/05                                   2,600             2,600
  +@ Solid Waste Disposal RB (Solag
       Disposal) Series 1997A
       2.10%, 01/07/05                                   2,135             2,135
  +@ Solid Waste Disposal RB
       (Specialty Solid Waste &
       Recycling) Series 2001A
       2.12%, 01/07/05                                   3,160             3,160
  +@ Solid Waste Disposal RB (Talco
       Plastics) Series 1997A
       2.05%, 01/07/05                                   3,350             3,350
  +@ Solid Waste Disposal RB
       (Tri-CED Community
       Recycling) Series 1998A
       2.05%, 01/07/05                                   1,585             1,585
  +@ Solid Waste Disposal RB (Valley
       Vista Services) Series 2003A
       2.07%, 01/07/05                                   2,155             2,155
  +@ Solid Waste Disposal RB (West
       Valley MRF) Series 1997A
       2.22%, 01/07/05                                   3,960             3,960
  +@ Solid Waste Disposal RB
       (Zanker Road Landfill) Series
       1999C
       2.12%, 01/07/05                                   6,265             6,265

     CALIFORNIA PUBLIC WORKS BOARD
+~@o Lease RB (University of
       California) Series 1997C
       2.02%, 01/07/05                                  10,900            10,900
+~@o Lease RB Series 1999A
       2.03%, 01/07/05                                   9,985             9,985
+~@o Refunding Lease RB (Dept of
       Corrections) Series 1993A
       2.03%, 01/07/05                                   3,000             3,000

     CALIFORNIA SCHOOL CASH RESERVE
     PROGRAM AUTH
     Pool Bonds Series 2004A
   +   1.60%, 07/06/05                                 130,000           130,912
   +   1.89%, 07/06/05                                  12,525            12,594
   +   1.94%, 07/06/05                                  65,000            65,341
   +   2.01%, 07/06/05                                  25,000            25,122

     CALIFORNIA STATEWIDE
     COMMUNITIES DEVELOPMENT AUTH.
   + 2004 TRAN Series A-1
       1.59%, 06/30/05                                  23,000            23,157
     2004 TRAN Series A-2
       1.59%, 06/30/05                                  18,000            18,123
     2004 TRAN Series A-3
       1.59%, 06/30/05                                  65,500            65,948
+~@o 2004 TRAN Series B-1
       2.05%, 01/07/05                                  24,365            24,365
 ~@o 2004 TRAN Series B-2
       2.05%, 01/07/05                                  50,000            50,000
+~@o COP (Sutter Health Related
       Group)
       2.03%, 01/07/05                                   5,000             5,000
  +@ IDRB (Biocol Investments)
       Series 1997B
       2.20%, 01/07/05                                   1,500             1,500
  +@ IDRB (Cowden Metal Stamping
       & Tooling) Series 1997A
       2.20%, 01/07/05                                   1,290             1,290
  +@ IDRB (Golden Valley Grape
       Juice & Wine) Series 1998
       2.10%, 01/07/05                                     840               840
  +@ IDRB (Integrated Rolling Co)
       Series 1999A
       2.00%, 01/07/05                                   1,600             1,600
  +@ IDRB (RL Group) Series 1998C
       2.10%, 01/07/05                                   1,600             1,600
  +@ M/F Housing RB (Agave at Elk
       Grove Apts) Series 2003DD
       2.02%, 01/07/05                                  15,100            15,100
  +@ M/F Housing RB (Bay Vista at
       MeadowPark Apts) Series
       2003 NN-1
       2.05%, 01/07/05                                  15,000            15,000
  +@ M/F Housing RB (Bay Vista at
       Meadowpark Apts) 2003
       Series NN-2
       2.05%, 01/07/05                                   5,000             5,000


14 See financial notes.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
  +@ M/F Housing RB (Creekside at
       MeadowPark Apts) Series
       2002HH
       2.02%, 01/07/05                                  15,000            15,000
  +@ M/F Housing RB (Cypress Villa
       Apts) Series 2000F
       2.02%, 01/07/05                                   4,725             4,725
  +@ M/F Housing RB (Dublin Ranch
       Senior Apts) Series 2003OO
       2.05%, 01/07/05                                  15,090            15,090
  +@ M/F Housing RB (Emerald
       Gardens Apts) Series 2000E
       2.02%, 01/07/05                                   7,320             7,320
  +@ M/F Housing RB (Fairway
       Family Apts) Series 2003PP
       2.05%, 01/07/05                                  30,000            30,000
  +@ M/F Housing RB (Kimberly
       Woods Apts) Series 1995B
       2.02%, 01/07/05                                  13,400            13,400
  +@ M/F Housing RB (Laurel Park
       Senior Apts) Series 2002H
       2.02%, 01/07/05                                   5,500             5,500
  +@ M/F Housing RB (Los Padres
       Apts) Series 2003E
       2.02%, 01/07/05                                  10,750            10,750
  +@ M/F Housing RB (Marlin Cove
       Apts) Series 2000V
       2.02%, 01/07/05                                   8,000             8,000
  +@ M/F Housing RB (Oakmont of
       Concord) Series 2002Q
       2.05%, 01/07/05                                  25,000            25,000
  +@ M/F Housing RB (Park David
       Senior Apts) Series 1999D
       2.02%, 01/07/05                                   8,220             8,220
  +@ M/F Housing RB (Plaza Club
       Apts) Series 1997A
       2.00%, 01/07/05                                  10,290            10,290
  +@ M/F Housing RB (Rancho
       Santa Fe Village Apts) Series
       2004EE
       1.98%, 01/07/05                                  13,000            13,000
  +@ M/F Housing RB (Silvercrest
       Residence) Series 2003EEE
       2.03%, 01/07/05                                  23,130            23,130
  +@ M/F Housing RB (Valley Palms
       Apts) Series 2002C
       2.02%, 01/07/05                                  12,000            12,000
  +@ M/F Housing RB (Victoria Palm
       Villa Apts) Series 2003VV
       2.07%, 01/07/05                                  34,000            34,000
  +@ M/F Housing RB (Wilshire
       Court Apt) Series 2003-M
       2.03%, 01/07/05                                  15,000            15,000
  +@ M/F Housing RB (Wilshire
       Court Apts) Series 2004-AAA
       2.03%, 01/07/05                                   5,000             5,000
  +@ M/F Housing RB (Woodsong
       Apts) Series 1997B
       2.00%, 01/07/05                                   3,227             3,227
  +@ M/F Housing RB (Wyndover
       Apts) Series 2004 LL
       2.02%, 01/07/05                                   9,000             9,000
  +@ RB (Elder Care Alliance) Series
       2000
       2.00%, 01/07/05                                  12,560            12,560
 +~@ RB (Gemological Institute)
       Series 2001
       1.96%, 01/07/05                                   9,225             9,225
  +@ RB (Japanese American
       National Museum) Series
       2000A
       2.00%, 01/07/05                                   4,600             4,600
  +@ RB (Jewish Federation Council
       of Greater Los Angeles)
       Series 2000A
       2.02%, 01/07/05                                   3,600             3,600
   @ RB (Kaiser Permanente) Series
       2001A
       1.25%, 01/04/05                                  24,000            24,000
   @ RB (Kaiser Permanente) Series
       2001B
       1.75%, 07/05/05                                  31,500            31,500
   @ RB (Kaiser Permanente) Series
       2002B
       2.00%, 01/07/05                                   8,000             8,000
   @ RB (Kaiser Permanente) Series
       2003A
       2.00%, 01/07/05                                  10,300            10,300
   @ RB (Kaiser Permanente) Series
       2003B
       2.00%, 01/07/05                                  13,700            13,700
   @ RB (Kaiser Permanente) Series
       2004E
       1.08%, 04/01/05                                  53,000            53,000
       1.10%, 04/01/05                                  52,300            52,066


                                                         See financial notes. 15

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
     RB (Kaiser Permanente) Series
       2004K
       1.85%, 02/08/05                                  27,000            27,000
       1.86%, 02/16/05                                  11,000            11,000
   @ RB (Kaiser Permanente) Series
       2004L
       2.00%, 01/07/05                                   7,800             7,800
   @ RB (Kaiser Permanente) Series
       2004M
       2.00%, 01/07/05                                  13,000            13,000
  +@ RB (Laurence School) Series
       2003
       2.00%, 01/07/05                                   3,950             3,950
  +@ RB (National Public Radio)
       Series 2002
       2.00%, 01/07/05                                   1,400             1,400
  +@ RB (Painted Turtle) Series 2003
       2.00%, 01/07/05                                   7,560             7,560
  +@ Refunding RB (13th & I
       Associates) Series 1991
       2.20%, 01/07/05                                   4,165             4,165

     CARLSBAD
  +@ M/F Housing Refunding RB
       (Santa Fe Ranch Apts) Series
       1993A
       2.00%, 01/07/05                                  14,400            14,400

     CONTRA COSTA CNTY
  +@ M/F Mortgage RB (El Cerrito
       Royale) Series 1987A
       2.03%, 01/07/05                                   2,480             2,480

     DAVIS COMMUNITY FACILITIES
     DISTRICT 1992-2
  +@ Special Tax Bonds (East Davis
       Mace Ranch Area II) Series
       2000
       2.01%, 01/07/05                                   3,100             3,100

     DIAMOND BAR PUBLIC FINANCING
     AUTH
  +@ Lease RB (Community Center)
       Series 2002A
       2.07%, 01/07/05                                   5,755             5,755

     DUBLIN HOUSING AUTH
  +@ M/F Housing RB (Park Sierra
       At Iron Horse Trail) Series
       1998A
       2.01%, 01/07/05                                  14,900            14,900

     EAST BAY MUNICIPAL UTILITY
     DISTRICT
     Water System TECP
   ~   1.80%, 01/11/05                                  30,000            30,000
   ~   1.83%, 01/13/05                                  26,300            26,300
   ~   1.80%, 01/19/05                                  36,900            36,900
   ~   1.83%, 02/03/05                                   9,500             9,500
   ~   1.85%, 02/03/05                                  39,400            39,400
   ~   1.85%, 02/10/05                                  17,800            17,800
   ~   1.85%, 02/15/05                                  36,500            36,500

     EL CAJON REDEVELOPMENT
     AGENCY
  +@ M/F Housing RB (Park-Mollison
       & Madison Apts) Series 1998
       2.00%, 01/07/05                                   4,900             4,900

     EL CAMINO COMMUNITY COLLEGE
     DISTRICT
+~@o GO Bonds Series 2003A
       1.32%, 01/12/05                                  16,100            16,100

     EMERYVILLE REDEVELOPMENT
     AGENCY
  +@ M/F Housing RB (Bay St Apts)
       Series 2002A
       2.00%, 01/07/05                                  33,215            33,215

     FILLMORE PUBLIC FINANCING AUTH
  +@ RB (Central City Redevelopment
       Area) Series 2003A
       2.00%, 01/07/05                                  27,775            27,775

     FOOTHILL-DE ANZA COMMUNITY
     COLLEGE DISTRICT
 ~@o GO Bonds Series A
       2.03%, 01/07/05                                   9,975             9,975

     FRESNO IDA
  +@ IDRB (Keiser Corp.) Series 1997
       2.05%, 01/07/05                                   1,500             1,500

     HAYWARD
  +@ M/F Housing RB (Shorewood
       Apts) Series 1984A
       2.00%, 01/07/05                                  12,100            12,100

     HAYWARD HOUSING AUTH
  +@ M/F Mortgage Refunding RB
       (Huntwood Terrace Apts) Series 1993A
       2.01%, 01/07/05                                   5,365             5,365

     HERCULES PUBLIC FINANCING AUTH
  +@ Lease RB Series 2003A
       2.00%, 01/07/05                                   7,000             7,000


16 See financial notes.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
     HERCULES REDEVELOPMENT AGENCY
  +@ IDRB (Pro Media) Series 2000A
       2.21%, 01/07/05                                   2,500             2,500

     HESPERIA UNIFIED SD
 +~@ COP (Interim School Facility
       Funding) Series 2004
       2.00%, 01/07/05                                  10,000            10,000

     HUNTINGTON BEACH
  +@ M/F Housing RB (Five Points
       Seniors) Series 1991A
       2.00%, 01/07/05                                   9,500             9,500

     HUNTINGTON PARK
     REDEVELOPMENT AGENCY
  +@ M/F Housing RB (Casa Rita
       Apts) Series 1994A
       2.00%, 01/07/05                                   4,950             4,950

     IRVINE ASSESSMENT DISTRICT
     #03-19
  +@ Limited Obligation Improvement
       Series A
       2.15%, 01/03/05                                   3,000             3,000

     IRVINE UNIFIED SD
  +@ Special Tax Bonds (South Irvine
       Communities) Series 2003
       2.15%, 01/03/05                                   1,300             1,300

     KERN CNTY
     2004-05 TRAN
       1.60%, 06/30/05                                  45,000            45,306
  +@ COP Series 1986A
       1.95%, 01/07/05                                   1,500             1,500

     LONG BEACH HARBOR FACILITIES
     CORP
 +~@ Harbor RB Series 2002A
       1.99%, 01/07/05                                  14,000            14,000
   ~ Harbor TECP Series A
       1.85%, 02/09/05                                  28,750            28,750

     LONG BEACH HOUSING AUTH
  +@ M/F Housing Refunding RB
       (Channel Point Apts) Series
       1998A
       1.98%, 01/07/05                                   7,000             7,000

     LONG BEACH UNIFIED SD
 +~@ Capital Improvement
       Refinancing COP Series 2001
       1.99%, 01/07/05                                   4,645             4,645

     LOS ANGELES
     2004 TRAN
 ~@o   2.05%, 01/07/05                                  34,000            34,000
       1.97%, 06/30/05                                  85,000            86,659
+~@o GO Bonds Series 2004A
       2.01%, 01/07/05                                   9,000             9,000
+~@o GO Refunding Bonds Series
       1998A
       2.01%, 01/07/05                                   4,150             4,150
  +@ M/F Housing RB (Beverly Park
       Apts) Series 1988A
       2.02%, 01/07/05                                  34,000            34,000
  +@ M/F Housing RB (Channel
       Gateway Apts) Issue 1989B
       2.03%, 01/07/05                                  47,700            47,700
  +@ M/F Housing RB (Studio
       Colony) Series 1985C
       1.97%, 01/07/05                                  15,111            15,111
  +@ M/F Housing RB Series 1985K
       2.05%, 01/07/05                                     852               852
  +@ M/F Housing Refunding RB
       (Tri-City) Series 2001I
       2.00%, 01/07/05                                     600               600
   ~ Wastewater System TECP
       1.84%, 02/04/05                                  34,000            34,000

     LOS ANGELES CNTY
     2004-05 TRAN Series A
       1.60%, 06/30/05                                 150,000           151,019

     LOS ANGELES CNTY CAPITAL
     LEASING CORP
     Lease Revenue TECP
   +   1.70%, 01/10/05                                  12,300            12,300
   +   1.79%, 01/18/05                                  28,800            28,800
   +   1.80%, 03/11/05                                  17,000            17,000
   +   1.82%, 03/16/05                                  17,500            17,500
   +   1.80%, 12/01/05                                  16,500            16,500

     LOS ANGELES CNTY METROPOLITAN
     TRANSPORTATION AUTH
+~@o Sales Tax RB Series 1997A
       2.03%, 01/07/05                                  23,830            23,830
     Second Subordinate Sales Tax
       Revenue TECP Series A
   +   1.87%, 01/05/05                                  25,267            25,267
   +   1.87%, 01/06/05                                  10,054            10,054
   +   1.75%, 01/10/05                                  12,000            12,000
   +   1.85%, 01/12/05                                  13,139            13,139
   +   1.85%, 01/13/05                                  20,000            20,000
   +   1.85%, 02/07/05                                  10,784            10,784
   +   1.82%, 03/14/05                                  38,684            38,684


                                                         See financial notes. 17

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
+~@o Senior Sales Tax RB Series
       2001A
       1.32%, 01/12/05                                  12,600            12,600
+~@o Senior Sales Tax Refunding
       RB Series 2001B
       2.02%, 01/07/05                                  24,750            24,750

     LOS ANGELES COMMUNITY
     REDEVELOPMENT AGENCY
  +@ M/F Housing RB (Metropolitan
       Lofts Apts) Series 2002A
       2.05%, 01/07/05                                  17,750            17,750

     LOS ANGELES CONVENTION &
     EXHIBITION CENTER AUTH
 +~@ Refunding Lease RB Series
       2003E
       2.05%, 01/07/05                                  10,500            10,500

     LOS ANGELES DEPT. OF WATER &
     POWER
  ~@ Power System RB Series 2001
       B-6
       2.19%, 01/03/05                                  13,600            13,600
+~@o Power System RB Series
       2001A
       2.02%, 01/07/05                                  24,750            24,750
     Power System RB Series
       2001A-1
+~@o   2.02%, 01/07/05                                  15,000            15,000
 ~@o   2.03%, 01/07/05                                   7,120             7,120
     Power System Revenue CP
       Notes
   ~   1.70%, 01/10/05                                  40,000            40,000
   ~   1.87%, 03/10/05                                  10,000            10,000
+~@o Water System RB Series
       1999
       2.03%, 01/07/05                                  22,090            22,090
+~@o Water System RB Series
       2001A
       2.01%, 01/07/05                                  12,708            12,708

     LOS ANGELES HARBOR
     DEPARTMENT
     TECP Series B
   ~   1.86%, 01/12/05                                  27,465            27,465
   ~   1.86%, 01/13/05                                   8,204             8,204
   ~   1.88%, 02/03/05                                  11,282            11,282
   ~   1.87%, 02/14/05                                  24,457            24,457

     LOS ANGELES MUNICIPAL
     IMPROVEMENT CORP
     Lease Revenue TECP Series
       A-1
   +   1.68%, 01/06/05                                  14,293            14,293
   +   1.25%, 01/11/05                                  10,000            10,000
   +   1.50%, 01/11/05                                     200               200

     LOS ANGELES UNIFIED SD
 ~@o 2004-2005 TRAN Series A
       2.00%, 01/07/05                                 121,500           121,500
+~@o GO Bonds Series 1999C
       2.02%, 01/07/05                                  16,400            16,400

     LOS ANGELES WASTEWATER SYSTEM
+~@o RB Series 1998A
       2.02%, 01/07/05                                  17,000            17,000
+~@o Refunding RB Series 2002A
       2.03%, 01/07/05                                  12,245            12,245

     MADERA CNTY
  +@ Lease RB (Madera Municipal
       Golf Course) Series 1993
       1.96%, 01/07/05                                   3,050             3,050

     MARTINEZ
  +@ M/F Housing Refunding RB
       (Muirwood Garden Apts)
       Series 2003A
       1.95%, 01/07/05                                   6,800             6,800

     MT. SAN ANTONIO COMMUNITY
     COLLEGE DISTRICT
+~@o GO Bonds 2001 Election
       Series 2004B
       1.90%, 03/09/05                                  13,140            13,140

     MT. SAN JACINTO WINTER PARK AUTH
  +@ COP (Palm Springs Aerial
       Tramway) Series 1998
       2.00%, 01/07/05                                   3,300             3,300
  +@ COP (Palm Springs Aerial
       Tramway) Series 2000B
       2.00%, 01/07/05                                   2,900             2,900

     OAKLAND
+~@o Insured RB (180 Harrison
       Foundation) Series 1999A
       2.03%, 01/07/05                                   4,500             4,500

     OCEANSIDE
  +@ M/F Mortgage RB (Riverview
       Springs Apts) Series 1990A
       2.00%, 01/07/05                                  12,070            12,070


18 See financial notes.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
     ORANGE CNTY
  +@ Apartment Development
       Refunding RB (Villas Aliento)
       Series 1998E
       1.98%, 01/07/05                                   4,500             4,500
  +@ Apartment Development
       Refunding RB (Vintage
       Woods) Series 1998H
       1.98%, 01/07/05                                  10,000            10,000
  +@ Apartment Development
       Refunding RB (WLCO LF
       Partners) Series 1998G
       1.98%, 01/07/05                                  14,250            14,250
  +@ COP (Florence Crittenton
       Services) Series 1990
       1.95%, 01/07/05                                   5,200             5,200

     ORANGE CNTY LOCAL TRANSP AUTH
     Sales Tax Revenue TECP
   +   1.83%, 01/14/05                                  20,000            20,000
   +   1.63%, 01/19/05                                  15,500            15,500

     PALO ALTO UNIFIED SD
 ~@o GO Bonds Series B TOB Series
       1997R
       2.03%, 01/07/05                                   6,000             6,000

     PETALUMA COMMUNITY
     DEVELOPMENT COMMISSION
  +@ M/F Housing RB (Oakmont)
       Series 1996A
       2.02%, 01/07/05                                   3,450             3,450

     PINOLE REDEVELOPMENT AGENCY
  +@ M/F Housing RB (East Bluff
       Apts) Series 1998A
       2.07%, 01/07/05                                   4,959             4,959

     PITTSBURG REDEVELOPMENT
     AGENCY
 +~@ Subordinate Tax Allocation
       Bonds (Los Medanos
       Community Develop.)
       Series 2004A
       2.25%, 01/07/05                                  27,000            27,000

     PLEASANT HILL
  +@ M/F Mortgage RB (Brookside
       Apts) Series 1988A
       1.95%, 01/07/05                                   4,400             4,400

     PLEASANTON
  +@ M/F Housing RB (Busch Senior
       Housing) Series 2003A
       2.02%, 01/07/05                                  13,360            13,360

     PORT OF OAKLAND
     RB Series 2000K
+~@o   2.04%, 01/07/05                                   8,415             8,415
+~@o   2.08%, 01/07/05                                  15,000            15,000

     REDWOOD CITY
  +@ COP (City Hall) Series 1998
       2.00%, 01/07/05                                   3,070             3,070

     RICHMOND
  +@ M/F Housing RB (Baycliff Apts)
       Series 2004A
       2.02%, 01/07/05                                  28,800            28,800

     RIVERSIDE CNTY HOUSING AUTH
  +@ M/F Housing RB (Victoria
       Springs Apts) Series 1989C
       2.00%, 01/07/05                                   9,000             9,000
  +@ M/F Housing RB (Briarwood
       Apts) Series 1985C
       1.99%, 01/07/05                                   4,500             4,500
  +@ M/F Housing Refunding RB
       (Tyler Springs Apts) Series
       1999C
       1.98%, 01/07/05                                   8,300             8,300

     ROSEVILLE JOINT UNION HIGH SD
 +~@ COP Series 2003
       2.00%, 01/07/05                                   6,300             6,300

     SACRAMENTO CNTY
     2004 TRAN Series A
       1.65%, 07/11/05                                  35,000            35,243
  +@ Special Facilities Airport RB
       (Cessna Aircraft Co) Series
       1998
       2.00%, 01/07/05                                   3,300             3,300

     SACRAMENTO CNTY HOUSING AUTH
  +@ M/F Housing RB (Carlton Plaza
       Senior Apts) Series 2003E
       2.02%, 01/07/05                                  14,000            14,000
  +@ M/F Housing RB (Hidden Oaks
       Apts) Series 1999C
       2.02%, 01/07/05                                   6,300             6,300


                                                         See financial notes. 19

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
  +@ M/F Housing Refunding RB
       (Chesapeake Commons Apts)
       Series 2001C
       2.00%, 01/07/05                                  28,000            28,000

     SACRAMENTO CNTY SANITATION
     DISTRICT
 ~@o RB Series 2000A
       2.01%, 01/07/05                                  18,535            18,535

     SACRAMENTO HOUSING AUTH
  +@ M/F Housing RB (St. Anton
       Building Apts) Series 2003I
       2.02%, 01/07/05                                   8,000             8,000

     SACRAMENTO REDEVELOPMENT
     AGENCY
  +@ M/F Housing RB (18th & L
       Apts) Series 2002E
       2.02%, 01/07/05                                  10,525            10,525

     SACRAMENTO UNIFIED SD
     2004-05 TRAN
       2.05%, 11/30/05                                  10,000            10,130

     SAN DIEGO CNTY & SCHOOL
     DISTRICTS
     TRAN Program Note
       Participations Series 2004A
       1.58%, 07/25/05                                  15,000            15,138
       1.59%, 07/25/05                                 102,600           103,541

     SAN DIEGO HOUSING AUTH
  +@ M/F Housing RB (Hillside
       Garden Apts) Series 2004B
       2.08%, 01/07/05                                  12,800            12,800
  +@ M/F Mortgage Refunding RB
       (Creekside Villa Apts) Series
       1999B
       2.00%, 01/07/05                                   6,000             6,000

     SAN DIEGO UNIFIED SD
     2004-2005 TRAN Series A
       1.59%, 07/25/05                                  75,000            75,584
+~@o GO Bonds Series 2002D
       1.30%, 02/16/05                                  12,280            12,280
+~@o GO Bonds Series 2003E
       1.30%, 02/16/05                                  21,665            21,665

     SAN FRANCISCO AIRPORTS
     COMMISSION
+~@o Second Series RB Series 18B
       2.01%, 01/07/05                                  16,255            16,255
+~@o Second Series RB Series 24A
       2.07%, 01/07/05                                  12,670            12,670

     SAN FRANCISCO CITY & CNTY
  +@ M/F Housing Refunding RB
       (City Heights Apts) Series
       1997A
       2.02%, 01/07/05                                  19,800            19,800

     SAN FRANCISCO CITY & CNTY
     HOUSING AUTH
  +@ M/F Housing Refunding RB
       (Valencia Gardens) Series
       2004
       2.07%, 01/07/05                                  14,000            14,000

     SAN FRANCISCO CITY & CNTY
     REDEVELOPMENT AGENCY
  +@ M/F Housing RB (Ocean Beach
       Apts) Series 2001B
       2.05%, 01/07/05                                   7,235             7,235
  +@ M/F Housing Refunding RB
       (Fillmore Center) Series
       1992A2
       2.05%, 01/07/05                                   3,750             3,750

     SAN FRANCISCO CNTY
     TRANSPORTATION AUTH
     CP Notes Series A & B
   ~   1.85%, 01/13/05                                   7,500             7,500
   ~   1.78%, 01/14/05                                  25,000            25,000
   ~   1.85%, 02/10/05                                  12,500            12,500
   ~   1.85%, 02/23/05                                  12,500            12,500

     SAN FRANCISCO UNIFIED SD
     2004 TRAN
       2.06%, 12/01/05                                  37,500            37,984

     SAN GABRIEL VALLEY COUNCIL OF
     GOVERNMENTS
   + Grant Anticipation Notes
       (Alameda Corridor
       Transportation)
       1.83%, 01/14/05                                  30,300            30,300

     SAN JOAQUIN CNTY
     TRANSPORTATION AUTH
   + Sales Tax Revenue TECP
       1.83%, 02/11/05                                   4,000             4,000


20 See financial notes.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
     SAN JOSE
+~@o GO Bonds Series 2002
       (Libraries, Parks & Public
       Safety)
       2.01%, 01/07/05                                  11,223            11,223
  +@ M/F Housing RB (Almaden
       Family Apts) Series 2003D
       2.02%, 01/07/05                                   5,000             5,000
  +@ M/F Housing RB (Almaden
       Lake Village Apts) Series
       1997A
       2.00%, 01/07/05                                  15,900            15,900
  +@ M/F Housing RB (Betty Anne
       Gardens Apts), Series 2002A
       2.00%, 01/07/05                                   7,610             7,610
  +@ M/F Housing RB (El Paseo
       Apts) Series 2002B
       2.00%, 01/07/05                                   2,700             2,700
  +@ M/F Housing RB (Siena at
       Renaissance Square Apts)
       Series 1996A
       2.02%, 01/07/05                                  21,500            21,500

     SAN JOSE REDEVELOPMENT
     AGENCY
  +@ M/F Housing RB (101 San
       Fernando Apts) Series 1998A
       2.02%, 01/07/05                                  38,000            38,000

     SAN MARCOS REDEVELOPMENT
     AGENCY
  +@ M/F Housing RB (Grandon
       Village) Series 2002A
       1.98%, 01/07/05                                  13,500            13,500

     SANTA BARBARA CNTY
     2004-2005 TRAN Series A
       1.57%, 07/26/05                                   7,375             7,434

     SANTA CLARA CNTY
  +@ M/F Housing Refunding RB
       (Briarwood Apts) Series
       1996B
       1.98%, 01/07/05                                  12,400            12,400
  +@ M/F Housing Refunding RB
       (Grove Garden Apts) Series
       1997A
       1.98%, 01/07/05                                  14,000            14,000

     SANTA CLARA VALLEY
     TRANSPORTATION AUTH
+~@o Measure A Sales Tax RB
       Series 2004B
       2.05%, 01/07/05                                  39,975            39,975

     SANTA CRUZ CNTY
     2004-2005 TRAN Series A
       1.62%, 07/06/05                                  10,000            10,069

     SANTA FE SPRINGS IDA
  +@ IDRB (Tri-West) Series 1983
       1.85%, 01/30/05                                   4,000             4,000

     SANTA ROSA HOUSING AUTH
  +@ M/F Housing RB (Quail Run
       Apts) Series 1997A
       2.07%, 01/07/05                                   8,555             8,555

     SOUTH PLACER WASTEWATER AUTH
 +~@ Wastewater RB Series B
       1.97%, 01/07/05                                   5,200             5,200

     SOUTH SAN FRANCISCO
  +@ M/F Housing RB (Magnolia
       Plaza Apts) Series 1987A
       2.04%, 01/07/05                                   5,500             5,500

     SOUTHERN CALIFORNIA HOME
     FINANCING AUTH
  ~@ S/F Mortgage RB Series
       2004A
       2.04%, 01/07/05                                  25,000            25,000
     S/F Mortgage RB Series
       2004B
  ~@   1.15%, 02/01/05                                  15,980            15,980
  ~@   1.45%, 02/01/05                                  29,020            29,020

     SOUTHERN CALIFORNIA
     METROPOLITAN WATER DISTRICT
  ~@ Water RB 2000 Authorization
       Series B-3
       2.10%, 01/03/05                                     800               800
 ~@o Water RB Series 1999A
       2.03%, 01/07/05                                  18,500            18,500
  ~@ Water RB Series 2001 C-1
       2.25%, 01/03/05                                  24,150            24,150
  ~@ Water Refunding RB Series
       2003 C-1
       1.92%, 01/07/05                                  16,000            16,000


                                                         See financial notes. 21

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
     SOUTHERN CALIFORNIA PUBLIC
     POWER AUTH
  +@ Transmission Project
       Subordinate Refunding RB
       Series 1991
       1.94%, 01/07/05                                   2,100             2,100

     STOCKTON
  +@ Arch Road East Community
       Facilities District No. 99-02
       Special Tax Bonds Series
       1999
       2.01%, 01/07/05                                   1,255             1,255

     SUNNYVALE
 +~@ COP (Government Center Site
       Acquisition) Series 2001A
       1.96%, 01/07/05                                   6,800             6,800

     UNION CITY
  +@ M/F Housing Refunding RB
       (Greenhaven Apts) Series
       1997A
       1.98%, 01/07/05                                   7,975             7,975

     UNIVERSITY OF CALIFORNIA
+~@o General RB Series 2003A
       2.01%, 01/07/05                                   8,265             8,265
+~@o General RB 2003
       Series A
       2.01%, 01/07/05                                   9,005             9,005
 ~@o RB (Multiple Purpose) Series K
       2.02%, 01/07/05                                  19,430            19,430
+~@o RB (Multiple Purpose) Series O
       2.01%, 01/07/05                                   7,495             7,495
     TECP Series A
       1.82%, 01/18/05                                  25,200            25,200
       1.83%, 02/03/05                                  12,545            12,545
       1.85%, 02/23/05                                   8,600             8,600

     VAL VERDE UNIFIED SD
  +@ COP (Land Bank) Series 2004A
       1.98%, 01/07/05                                   2,600             2,600

     VENTURA CNTY
     2004-05 TRAN
       1.60%, 07/01/05                                  60,000            60,410

     VICTOR VALLEY COMMUNITY
     COLLEGE DISTRICT
  +@ COP Series 1997
       2.03%, 01/07/05                                  50,475            50,475

     WEST SACRAMENTO COMMUNITY
     FACILITIES DISTRICT #6
  +@ Special Tax Bonds Series 1997A
       2.16%, 01/07/05                                   3,210             3,210

     WESTERN PLACER UNIFIED SD
  +@ COP (School Facilities) Series
       2003
       2.03%, 01/07/05                                   9,000             9,000

     WESTMINISTER REDEVELOPMENT
     AGENCY
 +~@ Commercial Redevelopment
       Project No. 1 Tax Allocation
       Refunding RB Series 1997
       2.00%, 01/07/05                                  21,500            21,500
  +@ M/F Housing RB (Brookhurst
       Royale Senior Assisted Living)
       Series 2000A
       2.20%, 01/07/05                                   7,700             7,700

     WESTMINSTER
 +~@ COP (Civic Center Refunding)
     Series 1998A
     2.00%, 01/07/05                                     3,410             3,410
                                                                     -----------
                                                                       6,772,764
     PUERTO RICO 2.3%

     GOVERNMENT DEVELOPMENT BANK
     OF PUERTO RICO
     TECP Series 1997
       1.88%, 02/17/05                                   8,340             8,340

     PUERTO RICE PUBLIC BUILDINGS
     AUTH
+~@o Government Facilities RB
       Series B
       2.00%, 01/07/05                                  10,295            10,295

     PUERTO RICO
+~@o Public Improvement &
       Refunding Bonds Series 2000
       1.99%, 01/07/05                                   4,535             4,535
+~@o Public Improvement Bonds
       Series 2000
       1.99%, 01/07/05                                     300               300
+~@o Public Improvement Bonds
       Series 2001A
       2.03%, 01/07/05                                  12,835            12,835
+~@o Public Improvement Bonds
       Series 2001B
       2.00%, 01/07/05                                   7,295             7,295


22 See financial notes.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

     ISSUER                                        FACE AMOUNT          VALUE
     RATE, MATURITY DATE                           ($ x 1,000)       ($ x 1,000)
+~@o Public Improvement Refunding
       Bonds Series 2002A
       2.09%, 01/07/05                                   4,995             4,995

     PUERTO RICO ELECTRIC POWER AUTH
+~@o Power RB Series HH
       2.00%, 01/07/05                                  20,765            20,765
+~@o Power RB Series II
       2.00%, 01/07/05                                   6,600             6,600

     PUERTO RICO HFC
+~@o M/F Mortgage RB Portfolio A
       Series I
       2.00%, 01/07/05                                   9,010             9,010

     PUERTO RICO HIGHWAY &
     TRANSPORTATION AUTH
 +~@ Transportation RB Series A
       1.95%, 01/07/05                                   2,610             2,610
+~@o Transportation RB Series J
       and I
       2.00%, 01/07/05                                   4,995             4,995

     PUERTO RICO HWY & TRANSP AUTH
+~@o Grant Anticipation RB
       2.00%, 01/07/05                                   4,250             4,250
     Highway RB Series Y
+~@o   1.99%, 01/07/05                                   7,800             7,800
+~@o   2.00%, 01/07/05                                   8,600             8,600
+~@o Highway Refunding RB Series
       AA
       2.00%, 01/07/05                                   3,995             3,995
+~@o Transportation RB Series
       2000B
       2.03%, 01/07/05                                   4,955             4,955
+~@o Transportation RB Series G &
       Subordinated RB Series 2003
       2.00%, 01/07/05                                   9,380             9,380

     PUERTO RICO INFRASTRUCTURE
     FINANCING AUTH
 ~@o Special Obligation Bonds Series
       2000A
       2.00%, 01/07/05                                  20,000            20,000
+~@o Special Tax RB Series 1997A
       1.99%, 01/07/05                                   3,290             3,290

     PUERTO RICO PUBLIC BUILDINGS
     AUTH
+~@o Refunding RB Series L
       2.00%, 01/07/05                                   2,500             2,500
                                                                     -----------
                                                                         157,345

END OF INVESTMENTS.


                                                         See financial notes. 23

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                $6,930,109 a
Cash                                                                      1,508
Receivables:
  Fund shares sold                                                       12,997
  Interest                                                               37,182
Prepaid expenses                                                  +          42
                                                                  --------------
TOTAL ASSETS                                                          6,981,838

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                    8,324
  Dividends to shareholders                                                 626
  Investment adviser and administrator fees                                 133
  Transfer agent and shareholder service fees                               129
  Trustees' fees                                                              5
Accrued expenses                                                  +         157
                                                                  --------------
TOTAL LIABILITIES                                                         9,374

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          6,981,838
TOTAL LIABILITIES                                                 -       9,374
                                                                  --------------
NET ASSETS                                                           $6,972,464

NET ASSETS BY SOURCE
Capital received from investors                                       6,974,318
Net investment income not yet distributed                                     6
Net realized capital losses                                              (1,860)

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                          SHARES
SHARE CLASS                     NET ASSETS     /     OUTSTANDING     =       NAV
Sweep Shares                    $4,147,594             4,149,156           $1.00
Value Advantage Shares          $2,824,870             2,825,277           $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost for the fund's securities was $6,930,109. During the reporting period, the fund had $1,959,595 in transactions with other Schwab Funds.

FEDERAL TAX DATA
--------------------------------------------
COST BASIS OF PORTFOLIO          $6,930,103

AS OF DECEMBER 31, 2004:

UNUSED CAPITAL LOSSES:
Expires 12/31 of:              Loss amount:
 2008                                  $955
 2011                                   508
 2012                          +        397
                               -------------
                                     $1,860

RECLASSIFICATIONS:
Net realized capital gains:             $34

Reclassified as:
Net investment income
  not yet distributed                  ($34)


24 See financial notes.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $88,122

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                    (431)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                25,314 a
Transfer agent and shareholder service fees:
  Sweep Shares                                                           18,836 b
  Value Advantage Shares                                                  6,514 b
Trustees' fees                                                               44 c
Custodian and portfolio accounting fees                                     573
Professional fees                                                            54
Registration fees                                                            88
Shareholder reports                                                          37
Other expenses                                                        +      94
                                                                      ----------
Total expenses                                                           51,554
Expense reduction                                                     -  11,022 d
                                                                      ----------
NET EXPENSES                                                             40,532

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  88,122
NET EXPENSES                                                          -  40,532
                                                                      ----------
NET INVESTMENT INCOME                                                    47,590
NET REALIZED LOSSES                                                   +    (431)
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $47,159

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets as follows:

  TRANSFER AGENT SERVICES:
                            % OF AVERAGE
  SHARE CLASS           DAILY NET ASSETS
  --------------------------------------
  Sweep Shares                      0.25
  Value Advantage Shares            0.05

  SHAREHOLDER SERVICES:
                            % OF AVERAGE
  SHARE CLASS           DAILY NET ASSETS
  --------------------------------------
  Sweep Shares                      0.20
  Value Advantage Shares            0.17

  These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d Includes $9,766 from the investment adviser (CSIM) and $1,256 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through April 30, 2005, as follows:

                            % OF AVERAGE
  SHARE CLASS           DAILY NET ASSETS
  --------------------------------------
  Sweep Shares                      0.65
  Value Advantage Shares            0.45

  This limit excludes interest, taxes and certain non-routine expenses.


                                                         See financial notes. 25

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                              1/1/04-12/31/04   1/1/03-12/31/03
Net investment income                                 $47,590           $39,181
Net realized losses                           +          (431)             (322)
                                              ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                 47,159            38,859

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Sweep Shares                                           24,386            18,595
Value Advantage Shares                        +        23,164            20,586
                                              ----------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME             47,550            39,181 a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
SHARES SOLD
Sweep Shares                                       15,986,392        13,539,485
Value Advantage Shares                        +     3,464,257         3,354,779
                                              ----------------------------------
TOTAL SHARES SOLD                                  19,450,649        16,894,264

SHARES REINVESTED
Sweep Shares                                           23,979            18,322
Value Advantage Shares                        +        20,603            19,098
                                              ----------------------------------
TOTAL SHARES REINVESTED                                44,582            37,420

SHARES REDEEMED
Sweep Shares                                      (16,031,992)      (13,443,811)
Value Advantage Shares                        +    (3,720,576)       (3,394,287)
                                              ----------------------------------
TOTAL SHARES REDEEMED                             (19,752,568)      (16,838,098)

NET TRANSACTIONS IN FUND SHARES                      (257,337)           93,586 c

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 7,230,192         7,136,928
Total increase or decrease                    +      (257,728)           93,264 d
                                              ----------------------------------
END OF PERIOD                                      $6,972,464        $7,230,192 e

  Unless stated, all numbers x 1,000.

a UNAUDITED
  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

c Represents shares sold plus shares reinvested, minus shares redeemed.

d Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes net investment income not yet distributed in the amount of $6 at the end of current period.


26 See financial notes.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUND

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the fund in this report and its trust.

THE FUND OFFERS TWO SHARE CLASSES: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the fund's investments are described in sections earlier in this report. However, there are certain other fund operations and policies that may affect the fund's financials, as described below. Other policies concerning the fund's business operations also are described here.

THE FUND DECLARES DIVIDENDS EVERY DAY IT IS OPEN FOR BUSINESS. These dividends, which are equal to the fund's net investment income for that day, are paid out to shareholders once a month. The fund may make distributions from any net realized capital gains once a year.

THE FUND MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, the fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUND PAYS FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The fund may make direct transactions with certain other Schwab Funds when practical. When

THE TRUST AND ITS FUNDS

This list shows all of the funds included in The Charles Schwab Family of Funds. The funds discussed in this report are highlighted.

THE CHARLES SCHWAB FAMILY OF FUNDS
organized October 20, 1989

   Schwab Money Market Fund
   Schwab Government Money Fund
   Schwab U.S. Treasury Money Fund
   Schwab Value Advantage Money Fund
   Schwab Municipal Money Fund
   SCHWAB CALIFORNIA MUNICIPAL MONEY FUND
   Schwab New York Municipal Money Fund
   Schwab New Jersey Municipal Money Fund
   Schwab Pennsylvania Municipal Money Fund
   Schwab Florida Municipal Money Fund
   Schwab Massachusetts Municipal Money Fund
   Schwab Retirement Advantage Money Fund
   Schwab Retirement Money Fund
   Schwab Government Cash Reserves
   Schwab Advisor Cash Reserves
   Schwab Cash Reserves

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUND MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The fund may obtain temporary bank loans through the trust to which the fund belongs, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds has custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. There was no borrowing for the fund during the period.

THE FUND INTENDS TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purpose primarily due to differing treatments of wash sale losses and market discount.

UNDER THE FUND'S ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUND. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES ITS SECURITIES AT AMORTIZED COST, which approximates market value.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If the fund buys a debt instrument at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

SCHWAB CALIFORNIA MUNICIPAL MONEY FUND

EXPENSES that are specific to the fund or a class are charged directly to the fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab California Municipal Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab California Municipal Money Fund (one of the portfolios constituting The Charles Schwab Family of Funds, (hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2005

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the fund covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the Schwab Funds (of which there were 53 as of 12/31/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                       TRUST POSITION(S);
NAME AND BIRTHDATE     TRUSTEE SINCE                MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2    Chairman, Trustee:           Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab &
7/29/37                Family of Funds, 1989;       Co., Inc.; Chair, Director, Charles Schwab Investment Management,
                       Investments, 1991;           Inc.; Chair, Charles Schwab Holdings (UK); CEO, Director, Charles
                       Capital Trust, 1993;         Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I,
                       Annuity Portfolios, 1994.    Schwab International Holdings, Inc.; Director, Charles Schwab Bank,
                                                    N.A., U.S. Trust, United States Trust Co. of New York, Siebel Systems
                                                    (software), Xsign, Inc. (electronic payment systems), TrustMark, Inc.,
                                                    All Kinds of Minds (education); Trustee, Stanford University. Until
                                                    5/04: Director, The Gap, Inc. (clothing retailer). Until 5/03: Co-CEO,
                                                    The Charles Schwab Corp. Until 3/02: Director, Audiobase, Inc.
                                                    (Internet audio solutions). Until 5/02: Director, Vodaphone AirTouch
                                                    PLC (telecommunications). Until 7/01: Director, The Charles Schwab
                                                    Trust Co.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE     TRUST OFFICE(S) HELD         MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER        President, CEO               EVP, President, Director, Charles Schwab Investment Management,
5/4/55                 (all trusts).                Inc; Until 7/04: SVP for Development and Distribution, Asset
                                                    Management Products and Services Enterprise; Until 6/03: EVP,
                                                    CFO, Chief Administrative Officer, U.S. Trust.
----------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD        SVP, Chief Investment        SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                 Officer (all trusts).        Management, Inc.; Chief Investment Officer, The Charles Schwab
                                                    Trust Co.
----------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS         SVP, Chief Investment        Since 9/04: Chief Investment Officer, Fixed Income, Charles
7/10/59                Officer (all trusts).        Schwab Investment Management, Inc.; Since 6/04: SVP, Charles Schwab
                                                    Investment Management, Inc.; Until 6/04: VP, Charles Schwab
                                                    Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER       SVP, Chief Investment        Since 5/04: SVP, Chief Investment Officer, Equities, Charles Schwab
9/29/63                Officer (all trusts).        Investment Management, Inc.; Since 6/04: VP, Chief Investment
                                                    Officer, Laudus Trust; Until 5/04: VP, Charles Schwab Investment
                                                    Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE       Chief Compliance             Since 9/04: SVP, Institutional Compliance and Chief Compliance
11/11/60               Officer (all trusts).        Officer, Charles Schwab Investment Management, Inc.; Until 9/04:
                                                    VP, Charles Schwab & Co., Charles Schwab Investment Management,
                                                    Inc.; Until 2002: VP of Internal Audit, Charles Schwab & Co.;
                                                    Prior to 2000: PricewaterhouseCoopers.
----------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON         Secretary (all trusts).      SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                             Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                    U.S. Securities and Exchange Commission, San Francisco.
----------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA         Treasurer, Principal         Since 11/04: SVP, CFO, Charles Schwab Investment Management,
6/9/64                 Financial Officer            Inc.; Until 11/04: SVP, Financial Reporting, Charles Schwab & Co., Inc.;
                       (all trusts).                Until 12/99: Chief Financial Officer, Commerzbank Capital Markets;
                                                    Until 9/99: Managing Director at the New York Stock Exchange.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE      TRUSTEE SINCE               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER     2000 (all trusts).           Since 2/05: Director, Pacific Life Insurance Company; Chair, JDN
8/13/60                                             Corp. Advisory LLC; Trustee, Stanford University, America First
                                                    Cos., Omaha, NE (venture capital/fund management), Redwood
                                                    Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                    International (research), PMI Group, Inc. (mortgage insurance),
                                                    Lucile Packard Children's Hospital, Laudus Trust, Laudus Variable
                                                    Insurance Trust. 2001: Special Advisor to the President, Stanford
                                                    University. Until 2001: VP, Business Affairs, CFO, Stanford University.
----------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD      Family of Funds, 1989;       CEO, Dorward & Associates (corporate management, marketing
9/23/31                Investments, 1991;           and communications consulting). Until 1999: EVP, Managing Director,
                       Capital Trust, 1993;         Grey Advertising. Until 1996: President, CEO, Allen & Dorward
                       Annuity Portfolios,1994.     Advertising.
----------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER      2000 (all trusts).           Director, Aphton Corp. (bio-pharmaceuticals); Non-Executive Chair,
11/22/41                                            Trustee, Solectron Corp. (manufacturing), Mission West Properties
                                                    (commercial real estate), Stratex Networks (network equipment), Laudus
                                                    Trust, Laudus Variable Insurance Trust; Public Governor, Member,
                                                    executive committee, Pacific Stock & Options Exchange. Until 2/04:
                                                    Co-CEO, Aphton Corp. (bio-pharmaceuticals). Until 1998: Dean,
                                                    Haas School of Business, University of California, Berkeley.
----------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES       Family of Funds, 1989;       Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                Investments, 1991;           services and investment advisory firm).
                       Capital Trust, 1993;
                       Annuity Portfolios,1994.
----------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH        2000 (all trusts).           Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                             Trustee, Cooper Industries (electrical products, tools and hardware);
                                                    Member, audit committee, Northern Border Partners, L.P. (energy).
----------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS     Family of Funds, 1989;       Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                Investments, 1991;           Chair, CEO, North American Trust (real estate investment trust).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
----------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY      Family of Funds, 1989;       Chair, CEO, Wilsey Bennett, Inc. (real estate investment and
8/18/43                Investments, 1991;           management, and other investments).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.

GLOSSARY

AGENCY DISCOUNT NOTES Notes issued by federal agencies--known as Government Sponsored Enterprises, or GSEs--at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITIES Bonds or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

BOND ANTICIPATION NOTES Obligations sold by a municipality on an interim basis in anticipation of the municipality's issuance of a longer-term bond in the future.

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COMMERCIAL PAPER Promissory notes issued by banks, corporations, state and local governments and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

CREDIT-ENHANCED SECURITIES Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security's value, are designed to help lower the risk of default on a security and may also make the security more liquid.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. Federal regulations strictly limit the credit quality of the securities a money market fund can buy.

CREDIT RATINGS Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor's, Fitch, Inc. and Moody's Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor's and Fitch, and Aaa, Aa, A and Baa for Moody's.

CREDIT RISK The risk that a debt issuer may be unable to pay interest or principal to its debtholders.

PORTFOLIO TERMS

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

ACES   Adjustable convertible extendable security
BAN    Bond anticipation note
COP    Certificate of participation
GAN    Grant anticipation note
GO     General obligation
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
IDRB   Industrial Development Revenue Bond
M/F    Multi-family
RAN    Revenue anticipation note
RB     Revenue bond
S/F    Single-family
TAN    Tax anticipation note
TECP   Tax-exempt commercial paper
TRAN   Tax and revenue anticipation note
VRD    Variable-rate demand

DOLLAR-WEIGHTED AVERAGE MATURITY (DWAM) See weighted average maturity.

EFFECTIVE YIELD A measurement of a fund's yield that assumes that all dividends were reinvested in additional shares of the fund.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

FACE VALUE The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

ILLIQUID SECURITIES Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

INTEREST Payments to holders of debt securities as compensation for loaning a security's principal to the issuer.

LIQUIDITY-ENHANCED SECURITY A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

MATURITY The date a debt security is scheduled to be "retired" and its principal amount returned to the bondholder.

MONEY MARKET SECURITIES High-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (such as banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE PER SHARE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE ANTICIPATION NOTES Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

SECTION 3C7 SECURITIES Section 3c7 of the Investment Company Act of 1940 (the "1940 Act") exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by "qualified purchasers" and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

TAX ANTICIPATION NOTES Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

TIER 1, TIER 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security's tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab(R) Institutional Select(R) Funds
   Schwab(R) Institutional Select(R) S&P 500 Fund
   Schwab(R) Institutional Select(R) Large-Cap Value Index Fund
   Schwab(R) Institutional Select(R) Small-Cap Value Index Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
Charles Schwab & Co., Inc. (Schwab)

FUNDS
Schwab Funds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.

REG26569-02

SCHWAB MUNICIPAL MONEY FUNDS

      ANNUAL REPORT
      December 31, 2004

      Schwab New York
      Municipal Money Fund(TM)

      Schwab New Jersey
      Municipal Money Fund(TM)

      Schwab Pennsylvania
      Municipal Money Fund(TM)

      Schwab Florida
      Municipal Money Fund(TM)

      Schwab Massachusetts
      Municipal Money Fund(TM)


                                                           [CHARLES SCHWAB LOGO]

IN THIS REPORT

   Management's Discussion ...............................................    2
      The president of Schwab Funds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

      Performance and Fund Facts  ...............  8

   Schwab New York Municipal Money Fund(TM)
      Sweep Shares: SWNXX
      Value Advantage Shares(TM): SWYXX

      Financial Statements  ..................... 10

   Schwab New Jersey Municipal Money Fund(TM)
      Ticker Symbol: SWJXX

      Financial Statements  ..................... 20

   Schwab Pennsylvania Municipal Money Fund(TM)
      Ticker Symbol: SWEXX  .....................

      Financial Statements  ..................... 27

   Schwab Florida Municipal Money Fund(TM)
      Ticker Symbol: SWFXX

      Financial Statements  ..................... 34

   Schwab Massachusetts Municipal Money Fund(TM)
      Ticker Symbol: SWDXX

      Financial Statements  ..................... 48

   Fund Expenses .........................................................    9

   Financial Notes .......................................................   56

   Fund Trustees .........................................................   60

   Glossary  .............................................................   63

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder,

I understand that selecting a financial services company is an important decision you make as an investor and is one that we take very seriously. In fact, we made recent changes that we believe will both improve the quality of service you receive and give you the best value possible. For example, we reduced the average cost of security trades and we also expanded access to high-quality investment products.

Looking forward, we continue to see tremendous opportunities for investors, and my colleagues and I are committed to helping you maximize them. The changes we made last year at Schwab laid a foundation for more improvements this year. We will continue to expand the array of products and services that you are looking for, including new cash management and credit products from the Schwab Bank and new mutual fund products.

During the period since our semi-annual money fund report, I'm happy to announce that Evelyn Dilsaver has been named CEO and President of Schwab Funds(R). Although new to the position, Evelyn is no stranger to Schwab Funds, having been an officer in several other capacities at Schwab. Her broad experience in product creation, coupled with a comprehensive understanding of your financial needs, make her the ideal candidate for her new role.

I speak for Evelyn, as well as the rest of the Schwab Funds group, when I say we want Schwab to be a place where investors can find useful, quality financial products and services to help them succeed. Regardless of the size of their portfolios, Schwab should be the place investors can always trust to watch out for their best interests.

This commitment to our shareholders will not change, as nothing is more important to us than your trust. Thank you for investing with us.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION for the year ended December 31, 2004

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I am very excited about my new role as President and CEO of Schwab Funds(R). My experience at Schwab has given me many opportunities to focus on meeting the needs of our clients. This will continue to be my emphasis, and I reiterate what Chuck Schwab noted in his letter, that our goal is to offer you better value and more relevant choices.

When we discuss Schwab Funds with our clients, we often hear that you want to know that you're getting the best value. We find that shareholders may be unaware that some of the Schwab Funds offer additional share classes that carry lower expenses in exchange for higher initial investments of $25,000 or more. I encourage you to review your accounts to see if you are eligible to purchase these money-saving shares. If you would like to learn more about these potentially cost-saving shares, our investment consultants are available to assist you.

I'm pleased to announce that we launched a new sweep money fund last summer-- Schwab Cash Reserves--which offers eligible investors lower expenses on a sweep fund. My plan is to build on this legacy of value and continue to offer unique investment solutions to help you meet your financial goals.

I also want to point out that over the past year, the Federal Reserve raised short-term interest rates five times, up to 2.25% at year-end, making yields on the Schwab Funds' money funds more attractive than they were earlier in the year. I'm noting this because, no matter what the economic outlook is, most investors' asset-allocation strategies include a cash component, which offers liquidity and capital preservation that can help to lessen the effect of the market's volatility.

I look forward to serving you in my new role. Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.


2 Schwab Municipal Money Funds

[PHOTO OF KEVIN SHAUGHNESSY]

KEVIN SHAUGHNESSY, CFA, a vice president of the investment adviser and senior portfolio manager, is responsible for the day-to-day management of the Schwab New York, New Jersey and Massachusetts municipal money funds. Prior to joining the firm in 2000, he worked for more than ten years in fixed-income portfolio management.

[PHOTO OF WALTER BEVERIDGE]

WALTER BEVERIDGE, a portfolio manager, has been responsible for day-to-day management of the Schwab Pennsylvania and Florida municipal money funds since their inception in 1998. Prior to joining the firm in 1992, he worked for nearly ten years in asset management.

THE INVESTMENT ENVIRONMENT AND THE FUNDS

2004 STARTED OFF POSITIVELY, CONTINUING THE ENCOURAGING ECONOMIC TREND THAT WAS REPORTED TOWARD THE END OF 2003. Businesses added to their inventories, factory orders rose and production gained some strength. Retail sales continued to rise and higher commodity prices were holding. Mortgage refinancing activity, while still significant, waned as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid gains. In fact, aside from a "soft patch" in early summer, the economy stayed strong throughout 2004.

The firming labor market, as well as steady gains in capital spending, kept the expansion on a self-sustaining path. The caution surrounding the economic outlook and geopolitical environment began to dissipate last spring and firms, unable to continue boosting productivity by restraining hiring, added more than two million new jobs during the year. Moreover, many leading indicators, such as the Institute for Supply Management's business activity surveys, suggested further improvement, while continuing claims for unemployment benefits remained near cyclical lows. In addition, consumer sentiment rebounded, the labor market continued to sustain consumer spending, and corporate liquidity remained positive.

Strong productivity growth and slack in the economy kept a lid on inflation. The Federal Reserve (Fed) began to take the Fed funds rate higher beginning in June amid signs of solidly expanding output and improved hiring. The rate was raised another four times in 2004, ending the year at a moderate 2.25%. The moves had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the hikes began.

Strengthening global demand for oil, particularly in the Pacific Rim, and supply constraints in the wake of the Florida hurricanes drove crude prices to record highs, above $50 per barrel in late October. Since then, crude prices backed off to the mid-$40 range, as supply concerns dissipated and China's economy continues to attempt to engineer a soft landing. Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.


                                                  Schwab Municipal Money Funds 3

MANAGEMENT'S DISCUSSION continued

      Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.

AS NOTED ABOVE, THE FED BEGAN A SERIES OF FIVE TIGHTENING MOVES IN JUNE, EVENTUALLY BRINGING THE RATE TO 2.25% AT YEAR END. These actions significantly impacted municipal money market yields. On average, yields on both fixed- and variable-rate muni notes increased by 1.0% from mid-March to year end. As a result, yields on muni money funds increased as well.

Anticipating the Fed tightening, yields on fixed-rate notes maturing from 6-12 months rose approximately 0.60% during the second quarter of the year. Since they offered the best relative value at the time, compared to other variable-rate securities, we increased the funds' position in this asset class, continuing to do so as yields rose. This resulted in an extension of the funds' weighted average maturities (WAM), which averaged 18 days longer when compared to the peer group.

For 2004, municipal note supply declined approximately 17% from 2003. This was a result of municipalities enjoying more robust economies and stronger tax receipts than they did in the previous year. As a result, there was less of a need for them to issue short-term notes. Demand for munis, however, remained steady for the year. This demand, combined with the decrease in new issuance, caused muni yields to rise at a slower pace than yields on short-term taxable securities.

FOR THE 20TH CONSECUTIVE YEAR, NEW YORK PASSED A LATE BUDGET. The 2005 fiscal year began on April 1, 2004 and the budget was not passed until mid-August when almost half the fiscal year had elapsed. The general fund budget totals $42.7 billion, generally unchanged from fiscal 2004. Non-recurring items account for almost 5% of resources, a similar level to the previous year, as the State has not made any progress in addressing its structural imbalance. The State closed a $5.1 billion budget gap for fiscal 2005, but despite revenue growth exceeding projections by about 1.0%, it still faces a $225 million shortfall for the year. The budget office anticipates finding program savings of that amount by fiscal year-end March 31, but the State also has approximately $800 million in reserves it can use to cover the shortfall. It currently projects a $6 billion budget gap for fiscal 2006, which does not include court-ordered increases in education funding for New York City. Additionally, local government leaders are demanding relief from huge state-mandated Medicaid and public employee pension obligations.

New York City's economy has continued to improve and the city revised its fiscal 2005 revenue estimates up slightly in October 2004, with most of the additional revenues earmarked to prepay expenses occurring in fiscal 2006. However, many local governments in northern and western


4 Schwab Municipal Money Funds

      New York City's economy has continued to improve and the city revised its fiscal 2005 revenue estimates up slightly in October 2004, with most of the additional revenues earmarked to prepay expenses occurring in fiscal 2006.

New York continue to operate under tremendous financial pressure as their manufacturing-dominated economies have not been bolstered with new employment seen in other sectors.

The State began its economic recovery in late 2003. Employment fell 0.6% in 2003, slowly rebounded with 0.3% growth in 2004 and is projected to increase 0.9% in 2005. However, personal income growth was 2.3% in 2003, a strong 5.3% in 2004 and is projected to slow down slightly to 4.8%, in 2005. Due to the diversity of the State economy as well as its revenue raising ability, New York remains a strong investment-grade credit. The State's general obligation credit rating was upgraded to A1 from A2 and a positive outlook was assigned by Moody's in November 2004. The ratings are AA and AA- from Standard & Poor's and Fitch, respectively.

NEW JERSEY'S FISCAL 2005 (BEGINNING 7/1/04) BUDGET TOTALS $28.0 BILLION, A 14% INCREASE OVER FISCAL 2004 SPENDING. The increase in spending is targeted at providing property tax relief, and increasing school-aid and health-care funding. The budget was balanced with substantial tax increases and $1.9 billion in deficit bonds, the third consecutive year the State has resorted to the bond market to close the budget. As the budget relies on non-recurring items for 10% of its revenues, a level similar to that used in fiscal 2004, the State has not made any progress in addressing the budget's structural imbalance. The State's flexibility was further reduced when, shortly after the budget was passed, the New Jersey Supreme Court ruled that the State could not issue deficit bonds after fiscal 2005. The bulk of the tax increases reflect a projected 20% jump in personal income tax receipts, about half of which is expected to come from a strengthening economy. The balance is to come from a 40% increase in the tax rate for households with annual incomes above $500,000, about 35,000 individuals. Through November 2004, however, the State had received revenues about 1.9% below projections for the period.

Gov. McGreevey resigned effective November 15, 2004 and former Senate President Richard Codey will be the acting governor for the current term.

New Jersey began its economic recovery in mid-2003, ending that year with a net 0.1% in job losses. The State experienced 1.5% employment growth in 2004 and projects over 2.0% in 2005. Personal income grew a robust 4.6% in 2004 and was expected to continue at 4.4% in 2005. The State's highly trained workforce, diversity of employment sectors and centralized location provide it with excellent growth opportunities. Due to the diversity of the State's economy, as well as its revenue raising ability, New Jersey remains a strong investment-grade


                                                  Schwab Municipal Money Funds 5

MANAGEMENT'S DISCUSSION continued

      Florida has benefited from its reliance on sales taxes rather than personal income taxes, though it continues to face challenges to educate and build schools for a growing K-12 student population.

credit. New Jersey's ratings were downgraded in July by all three rating agencies: from Aa2 to Aa3 by Moody's, and from AA to AA- by both Standard & Poor's and Fitch, respectively.

AFTER CLOSING A $2.4 BILLION GAP IN ITS FISCAL 2004 GENERAL FUND BUDGET, PENNSYLVANIA WAS REWARDED WITH GREATER THAN EXPECTED REVENUES FROM TAX INCREASES, DUE TO STRONG ECONOMIC GROWTH. This resulted in an operating surplus at year end, despite mid-year projections of an operating deficit.

Governor Ed Rendell signed the fiscal 2005 budget on July 4, 2004. The new budget includes a projected 4.3% increase in general fund appropriations, with the bulk of additional spending going toward Medicaid and education. Although the adopted budget projected a small operating deficit, the Commonwealth's revenues were 2.4% ahead of projections through October 2004, and the Commonwealth may upwardly revise its fiscal 2005 revenue estimates. Hours before the adoption of the fiscal 2005 budget the Commonwealth dramatically expanded legalized gambling to provide a projected $1 billion in additional annual school district funding, which may eventually result in property tax relief at the local level.

The Commonwealth's above-average credit quality is derived from its conservative financial management, increasing economic diversification and moderate debt level. As of the report date, Pennsylvania's ratings were: Aa2, AA, AA from Moody's, Standard & Poor's and Fitch, respectively.

FLORIDA'S ECONOMIC GROWTH CONTINUED THROUGH 2004, despite enduring four serious hurricanes in the fall. At the end of June 2004, the State had large cash reserves totaling about $3.3 billion, which were available for emergency spending while awaiting reimbursement from the Federal Emergency Management Agency (FEMA). Reconstruction activity related to the hurricanes passes through to the State's sales tax collections, and is largely expected to enable the State to recoup its non-reimburseable disaster-recovery costs. Florida has benefited from its reliance on sales taxes rather than personal income taxes, though it continues to face challenges to educate and build schools for a growing K-12 student population. Florida's revenues are running about $400 million ahead of fiscal 2005 budget projections, led by strength in sales- and stamp-tax collections.

Total nonfarm jobs were up about 2.1% on average each month through November 2004, up from 1.5% annual job growth for 2003. The average unemployment rate through November 2004 was 4.6%, down from 5.1% in 2003. With its substantial reserves and strong


6 Schwab Municipal Money Funds

      Due to the diversity of the Commonwealth's economy, high personal-wealth levels and associated revenue raising ability, Massachusetts remains a strong investment-grade credit.

economic performance, the State's ratings at the end of the report period were Aa2 from Moody's, AA+ from Standard & Poor's and AA from Fitch. In November 2004, Moody's placed the State's Aa2 rating on its watchlist for a possible upgrade and in January 2005, the rating was raised to Aa1.

DESPITE MASSACHUSETTS' CONTINUED RELIANCE ON ONE-TIME REVENUE SOURCES TO BALANCE THE BUDGET, HIGHER TAX RECEIPTS HAVE BRIGHTENED THE OUTLOOK FOR FISCAL 2005, WHICH BEGAN 7/1/04. The Commonwealth's fiscal 2005 budget incorporated a 2.7% increase in tax revenue after fiscal 2004 tax revenues exceeded the budget by almost 8%, largely due to gains in personal income tax receipts. However, even with the economic recovery, total tax revenues for fiscal 2005 are still 3% below the levels received in 2001. On a budgetary basis, the Commonwealth anticipates ending fiscal 2005 with a $1.2 billion general fund balance, or 5% of expenditures, down from $1.9 billion at 6/30/04. In addition, the Massachusetts School Building Assistance Authority was established in July to provide $4.1 billion in funding for school building, thus reducing an annual budget drain on the Commonwealth.

Massachusetts' economy continues in its recovery phase and the recent rise in personal tax revenues suggests job growth is vibrant, with the unemployment rate falling from 6.2% in January 2004 to 4.2% in November. Due to the diversity of the Commonwealth's economy, high personal-wealth levels and associated revenue raising ability, Massachusetts remains a strong investment-grade credit. As of the report date, the Commonwealth's credit ratings were Aa2 with a stable outlook from Moody's, AA- from Standard & Poor's and AA- from Fitch.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


                                                  Schwab Municipal Money Funds 7

MANAGEMENT'S DISCUSSION continued

PERFORMANCE AND FUND FACTS as of 12/31/04

SEVEN-DAY YIELDS

The seven-day yields are calculated using standard SEC formulas. The effective yields include the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

                                                                              MUNICIPAL MONEY FUNDS
                                              --------------------------------------------------------------------------------------
                                                     NEW YORK             NEW JERSEY    PENNSYLVANIA      FLORIDA     MASSACHUSETTS
                                              --------------------------------------------------------------------------------------
                                                             Value
                                              Sweep        Advantage
                                              Shares       Shares(TM)
------------------------------------------------------------------------------------------------------------------------------------
SEVEN-DAY YIELD 1                              1.18%          1.42%          1.16%          1.28%          1.21%          1.24%
------------------------------------------------------------------------------------------------------------------------------------
SEVEN-DAY YIELD--NO WAIVER 2                   1.03%          1.26%          0.95%          1.06%          1.03%          0.98%
------------------------------------------------------------------------------------------------------------------------------------
SEVEN-DAY EFFECTIVE YIELD 1                    1.19%          1.43%          1.16%          1.28%          1.22%          1.25%
------------------------------------------------------------------------------------------------------------------------------------
SEVEN-DAY TAXABLE-EQUIVALENT                   2.08%          2.50%          1.91%          2.03%          1.88%          2.03%
EFFECTIVE YIELD 1, 3
------------------------------------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

STATISTICS

Money funds must maintain a dollar-weighted average maturity of no longer than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

                                                                                  MUNICIPAL MONEY FUNDS
                                                    --------------------------------------------------------------------------------
                                                     NEW YORK         NEW JERSEY      PENNSYLVANIA       FLORIDA       MASSACHUSETTS
                                                    --------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                             47 days           38 days          34 days          31 days          49 days
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY OF HOLDINGS % of portfolio           100% Tier 1       100% Tier 1      100% Tier 1      100% Tier 1      100% Tier 1
------------------------------------------------------------------------------------------------------------------------------------
CREDIT-ENHANCED SECURITIES % of portfolio               67%               75%              72%              87%              53%
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT 4

  Sweep Investments(TM)                                   *                 *                *                *                *

  Value Advantage Shares                              $25,000             n/a              n/a              n/a              n/a
   ($15,000 for IRA and custodial accounts)
------------------------------------------------------------------------------------------------------------------------------------

  AN INVESTMENT IN A MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY FUND.

  Portfolio holdings may have changed since the report date.

1 Fund expenses have been partially absorbed by CSIM and Schwab. For the Massachusetts fund, please refer to the Statement of Operations for additional information on expense waivers.

2 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

3 Taxable-equivalent effective yields assume the following 2004 maximum tax rates: New York 42.90% (federal regular income, New York state and New York city taxes); New Jersey 39.14%, Pennsylvania 37.00%, and Massachusetts 38.45% (federal regular and state personal income taxes); Florida 35.00% (federal regular income tax). Investment income may be subject to the Alternative Minimum Tax.

4 Please see prospectus for further detail and eligibility requirements.

* Subject to the eligibility terms and conditions of your Schwab account agreement.


8 Schwab Municipal Money Funds

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning July 1, 2004 and held through December 31, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's or share class' actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                               ENDING
                                                                        BEGINNING           ACCOUNT VALUE            EXPENSES
                                               EXPENSE RATIO 1        ACCOUNT VALUE       (Net of Expenses)     PAID DURING PERIOD 2
                                                (Annualized)            at 7/1/04            at 12/31/04          7/1/04-12/31/04
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB NEW YORK
MUNICIPAL MONEY FUND(TM)

Sweep Shares
  Actual Return                                    0.69%                  $1,000              $1,003.80                $3.48
  Hypothetical 5% Return                           0.69%                  $1,000              $1,021.67                $3.51

Value Advantage Shares(TM)
  Actual Return                                    0.45%                  $1,000              $1,005.00                $2.27
  Hypothetical 5% Return                           0.45%                  $1,000              $1,022.87                $2.29
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB NEW JERSEY
MUNICIPAL MONEY FUND(TM)

  Actual Return                                    0.65%                  $1,000              $1,003.80                $3.27
  Hypothetical 5% Return                           0.65%                  $1,000              $1,021.87                $3.30
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB PENNSYLVANIA
MUNICIPAL MONEY FUND(TM)

  Actual Return                                    0.65%                  $1,000              $1,004.10                $3.27
  Hypothetical 5% Return                           0.65%                  $1,000              $1,021.87                $3.30
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB FLORIDA
MUNICIPAL MONEY FUND(TM)

  Actual Return                                    0.66%                  $1,000              $1,004.00                $3.32
  Hypothetical 5% Return                           0.66%                  $1,000              $1,021.82                $3.35
------------------------------------------------------------------------------------------------------------------------------------
SCHWAB MASSACHUSSETS
MUNICIPAL MONEY FUND(TM)

  Actual Return                                    0.60%                  $1,000              $1,004.10                $3.02
  Hypothetical 5% Return                           0.60%                  $1,000              $1,022.12                $3.05

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for each fund or share class are equal to that funds' or share class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.


                                                  Schwab Municipal Money Funds 9

SCHWAB NEW YORK MUNICIPAL MONEY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                           1/1/04-         1/1/03-       1/1/02-     1/1/01-      1/1/00-
SWEEP SHARES                                               12/31/04        12/31/03      12/31/02    12/31/01     12/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       1.00            1.00          1.00        1.00         1.00
                                                           -------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.01            0.00 1         0.01        0.02        0.03
                                                           -------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.01)          (0.00) 1      (0.01)      (0.02)       (0.03)
                                                           -------------------------------------------------------------------------
Net asset value at end of period                             1.00            1.00          1.00        1.00         1.00
                                                           -------------------------------------------------------------------------
Total return (%)                                             0.56            0.41          0.80        2.06         3.39

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                     0.69            0.69          0.69        0.69         0.70 2
  Gross operating expenses                                   0.84            0.84          0.85        0.86         0.88
  Net investment income                                      0.55            0.41          0.80        2.04         3.35
Net assets, end of period ($ x 1,000,000)                   1,073           1,038           944         889          798

                                                           1/1/04-         1/1/03-       1/1/02-     1/1/01-      1/1/00-
VALUE ADVANTAGE SHARES                                     12/31/04        12/31/03      12/31/02    12/31/01     12/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       1.00            1.00          1.00        1.00         1.00
                                                           -------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.01            0.01          0.01        0.02         0.04
                                                           -------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.01)          (0.01)        (0.01)      (0.02)       (0.04)
                                                           -------------------------------------------------------------------------
Net asset value at end of period                             1.00            1.00          1.00        1.00         1.00
                                                           -------------------------------------------------------------------------
Total return (%)                                             0.80            0.66          1.04        2.30         3.64

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                     0.45            0.45          0.45        0.45         0.46 3
  Gross operating expenses                                   0.61            0.61          0.62        0.64         0.68
  Net investment income                                      0.79            0.65          1.04        2.23         3.59
Net assets, end of period ($ x 1,000,000)                     654             690           676         604          419

1 Per share amount was less than $0.01.

2 The ratio of net operating expenses would have been 0.69% if certain non-routine expenses (proxy fees) had not been included.

3 The ratio of net operating expenses would have been 0.45% if certain non-routine expenses (proxy fees) had not been included.


10 See financial notes.

SCHWAB NEW YORK MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

+  Credit-enhanced security

~  Liquidity-enhanced security

@  Variable-rate security

o  Tender option bond

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                         COST            VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)        ($x1,000)
--------------------------------------------------------------------------------
 99.3%  MUNICIPAL
        SECURITIES                                    1,715,512        1,715,512
--------------------------------------------------------------------------------
 99.3%  TOTAL INVESTMENTS                             1,715,512        1,715,512

  0.7%  OTHER ASSETS AND
        LIABILITIES                                                       11,316
--------------------------------------------------------------------------------
100.0%  TOTAL NET ASSETS                                               1,726,828

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       MUNICIPAL SECURITIES 99.3% of net assets

       NEW YORK 97.6%

       ALBANY IDA
    +@ IDRB (Newkirk Products)
         Series 1995A
         2.02%, 01/07/05                                  1,000            1,000
    +@ Refunding IDRB (United Cerebral
         Palsy Assn-Capital District)
         1997B
         2.00%, 01/07/05                                 10,000           10,000

       AVERILL PARK CENTRAL SD
       BAN 2004
         1.80%, 06/22/05                                 19,551           19,568

       BALDWIN UNION FREE SD
       2004-05 TAN
         1.58%, 06/29/05                                 11,700           11,766

       BROOME CNTY IDA
    +@ Civic Facility RB (Methodist
         Homes For the Aging) 2003
         Series
         2.00%, 01/07/05                                  5,915            5,915
    +@ Civic Facility RB (Elizabeth
         Church Manor Nursing Home)
         2003 Series
         2.00%, 01/07/05                                  6,370            6,370

       BUFFALO FISCAL STABILITY AUTH
       BAN Series 2004 A-1
         1.99%, 05/16/05                                 16,000           16,059

       CHAUTAUQUA CNTY
    +@ Civic Facility RB (Jamestown
         Center City Dev Corp)
         Series 2000A
         2.02%, 01/07/05                                 11,610           11,610
    +@ IDRB (Grafco Industries)
         Series 2002
         2.06%, 01/07/05                                  6,130            6,130

       COMMACK UNION FREE SD
       TAN 2004-2005
         2.00%, 06/30/05                                 10,000           10,048

       CONNETQUOT CENTRAL SD
       2004-2005 TAN
         1.54%, 06/30/05                                 11,000           11,078
         1.55%, 06/30/05                                  2,000            2,014
         2.08%, 06/30/05                                  5,000            5,022


                                                         See financial notes. 11

SCHWAB NEW YORK MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       CHEEKTOWAGA CSD
       BAN Series 2004A
         1.60%, 06/03/05                                 17,505           17,606

       EAST MEADOW UNION FREE SD
       2004-2005 TAN
         1.57%, 06/29/05                                  3,000            3,017
       BAN 2004
         1.50%, 08/17/05                                 10,000           10,092

       HAUPPAUGE UNION FREE SD
       2004-2005 TAN
         1.55%, 06/29/05                                  6,000            6,042
         2.08%, 06/29/05                                  4,500            4,520

       HERKIMER CNTY
    +@ Civic Facility RB (Templeton
         Foundation) Series 2000
         2.07%, 01/07/05                                  1,800            1,800

       HERRICKS UNION FREE SD
       2004-2005 TAN
         1.57%, 06/29/05                                  8,000            8,046

       ISLIP UNION FREE SD
       2004-2005 TAN
         1.65%, 06/29/05                                  6,750            6,794

       LEVITTOWN UNION FREE SD
       2004-2005 TAN
         1.58%, 06/29/05                                  7,000            7,048

       LINDENHURST UNION FREE SD
       2004-2005 TAN
         1.60%, 06/23/05                                  8,400            8,445

       LIVINGSTON CNTY
       BAN 2004
         1.60%, 06/16/05                                 36,027           36,252

       LONG ISLAND POWER AUTH
  +~@o Electric System General
         RB Series 1998A
         2.02%, 01/07/05                                 21,000           21,000
  +~@o Electric System General
         RB Series 2001A
         2.02%, 01/07/05                                  4,365            4,365
  +~@o Electric System RB Series
         1998A
         2.01%, 01/07/05                                  1,900            1,900
   +~@ Electric System Subordinated
         RB 1998 Series 7B
         1.95%, 01/07/05                                  1,500            1,500
    +@ Electric System Subordinated
         RB 2001 Series 2-B
         2.15%, 01/03/05                                 11,375           11,375

       LONGWOOD CENTRAL SD
       2004-2005 TAN
         1.60%, 06/30/05                                  6,000            6,041

       METROPOLITAN TRANSPORTATION AUTH
   ~@o Dedicated Tax Fund Bonds
         Series 1998A
         2.02%, 01/07/05                                  9,440            9,440
  +~@o Dedicated Tax Fund Bonds
         Series 2002A
         1.98%, 01/07/05                                 10,580           10,580
       Transportation Revenue BAN
         Series CP-1A
     +   1.81%, 02/11/05                                 15,000           15,000
     +   1.83%, 03/11/05                                 25,000           25,000
  +~@o Transportation RB Series 2003B
         2.02%, 01/07/05                                  3,500            3,500
  +~@o Transportation Refunding RB
         Series 2002A
         2.01%, 01/07/05                                 22,000           22,000
     + Transportation Revenue BAN
         Sub-series B
         1.90%, 04/07/05                                 15,000           15,000

       NASSAU HEALTH CARE CORP
   +~@ Bonds Series 2004C-1
         1.95%, 01/07/05                                  5,000            5,000
   +~@ Bonds Series 2004C-2
         1.92%, 01/07/05                                  5,000            5,000
   +~@ Bonds Series 2004C-3
         1.95%, 01/07/05                                  5,000            5,000

       NEW YORK CITY
    +@ GO Bonds Fiscal 1994 Series E-3
         2.15%, 01/03/05                                  3,500            3,500
    +@ GO Bonds Fiscal 1994 Series H-4
         2.15%, 01/03/05                                  4,100            4,100
  +~@o GO Bonds Fiscal 1998D
         2.03%, 01/07/05                                 26,000           26,000
  +~@o GO Bonds Fiscal 2000 Series A
         2.02%, 01/07/05                                  3,395            3,395
  +~@o GO Bonds Fiscal 2002 Series A
         2.01%, 01/07/05                                  9,750            9,750
  +~@o GO Bonds Fiscal 2002 Series G
         1.96%, 01/07/05                                 16,400           16,400
    +@ GO Bonds Fiscal 2003 Series C-2
         1.95%, 01/07/05                                  6,265            6,265
    +@ GO Bonds Fiscal 2004 Series H-7
         2.15%, 01/03/05                                  8,200            8,200
  +~@o GO Bonds Fiscal 2004 Series J
         1.96%, 01/07/05                                  9,160            9,160


12 See financial notes.

SCHWAB NEW YORK MUNICIPAL MONEY FUND

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
  +~@o GO Bonds, Fiscal 2001 Series B
         2.01%, 01/07/05                                  6,920            6,920
   +~@ GO Bonds, Fiscal 1994
         Series H-3
         2.15%, 01/03/05                                    500              500

       NEW YORK CITY HEALTH & HOSPITALS
       CORP
  +~@o Health System Bonds 1999
         Series A
         2.01%, 01/07/05                                 17,620           17,620

       NEW YORK CITY HOUSING
       DEVELOPMENT CORP
    +@ M/F Mortgage RB (90 West St)
         2004 Series A
         1.95%, 01/07/05                                 12,000           12,000
    +@ M/F Mortgage RB (Atlantic Court
         Apts) 2003 Series A
         1.99%, 01/07/05                                 19,350           19,350
    +@ M/F Mortgage RB (First Avenue)
         Series 2002A
         2.00%, 01/07/05                                  7,445            7,445
    +@ M/F Mortgage RB (Upper East)
         Series 2003A
         2.01%, 01/07/05                                  9,000            9,000
    +@ M/F Rental Housing RB (100
         Jane St) Series 1998A
         1.99%, 01/07/05                                  6,525            6,525
    +@ M/F Rental Housing RB (One
         Columbus Place) Series 1998A
         1.99%, 01/07/05                                 24,000           24,000
    +@ M/F Rental Housing RB (Sierra)
         Series 2003A
         1.99%, 01/07/05                                 18,000           18,000
    +@ M/F Rental Housing RB (Tribeca
         Tower) Series 1997A
         1.98%, 01/07/05                                  2,300            2,300
    +@ M/F Rental Housing RB (West
         End Towers) Series 2004A
         2.00%, 01/07/05                                 20,000           20,000

       NEW YORK CITY IDA
    +@ Civic Facility RB (2000 Jewish
         Board of Family & Childrens
         Services)
         1.99%, 01/07/05                                 15,820           15,820
    +@ Refunding IDRB (Allway Tools)
         Series 1997
         2.05%, 01/07/05                                  1,480            1,480
    +@ Special RB (NYSE) Fiscal 2004
         Series B
         1.97%, 01/07/05                                  7,000            7,000

       NEW YORK CITY MUNICIPAL WATER
       FINANCE AUTH
   ~@o Crossover Refunding Bonds
         2002 F
         2.02%, 01/03/05                                  7,495            7,495
       TECP Series 5
     +   1.85%, 02/03/05                                 72,400           72,400
     +   1.87%, 02/03/05                                  5,300            5,300
     +   1.85%, 03/03/05                                  8,000            8,000
     ~ TECP Series 6
         1.88%, 03/03/05                                 29,000           29,000
       Water & Sewer System RB
         Fiscal 2005 Series B
  +~@o   2.03%, 01/06/05                                  1,855            1,855
         1.95%, 06/15/05                                 13,450           13,513
   +~@ Water & Sewer System RB
         Series 1994G
         2.15%, 01/03/05                                  2,775            2,775
  +~@o Water & Sewer System RB
         Series 1998B
         2.01%, 01/07/05                                  4,735            4,735
   ~@o Water & Sewer System RB
         Series 2001D
         2.04%, 01/07/05                                  4,995            4,995
  +~@o Water & Sewer System RB
         Series 2002G
         2.02%, 01/07/05                                 10,000           10,000
    ~@ Water & Sewer System RB
         Series 2003 C-3
         2.15%, 01/03/05                                  1,100            1,100

       NEW YORK CITY TRANSITIONAL
       FINANCE AUTH
   ~@o Future Tax Secured Bonds
         Fiscal 1999 Series A
         2.04%, 01/07/05                                  4,970            4,970
  +~@o Future Tax Secured Bonds Fiscal
         2000 Series A
         2.01%, 01/07/05                                 15,720           15,720
   ~@o Future Tax Secured Bonds Fiscal
         2000 Series C
         2.02%, 01/07/05                                 14,545           14,545
   ~@o Future Tax Secured Refunding
         Bonds Fiscal 2003 Series A
         2.02%, 01/03/05                                  6,000            6,000


                                                         See financial notes. 13

SCHWAB NEW YORK MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
    ~@ Recovery Bonds Fiscal 2003
         Series 1E
         1.98%, 01/07/05                                  4,300            4,300
    ~@ Recovery Bonds Fiscal 2003
         Series 2A
         2.17%, 01/03/05                                 15,000           15,000

       NEW YORK ENERGY RESEARCH
       DEVELOPMENT AUTH
    +@ Facilities RB Series 2004C-1
         1.99%, 01/07/05                                  6,000            6,000
    +@ Facilities RB Series 2004C-2
         1.98%, 01/07/05                                  5,500            5,500
    +@ Facilities RB Series 2004C-3
         2.01%, 01/07/05                                 10,000           10,000

       NEW YORK POWER AUTH
     ~ Commercial Paper Notes
         Series 2
         1.85%, 03/09/05                                  8,000            8,000
    ~@ Tender Notes Series 1985
         1.35%, 03/01/05                                 25,000           25,000

       NEW YORK STATE
  +~@o GO Bonds Fiscal 2004 Series F
         2.06%, 01/07/05                                 50,000           50,000

       NEW YORK STATE DORMITORY AUTH
  +~@o City University System
         Consolidated Fifth General
         Resolution RB Series 2003A
         1.15%, 01/07/05                                  7,295            7,295
  +~@o Insured RB (Mt Sinai School of
         Medicine) Series 1994A
         2.03%, 01/07/05                                  2,900            2,900
  +~@o State University Educational
         Facilities RB Series 1993A
         2.01%, 01/07/05                                  9,995            9,995
       State University Educational
         Facilities RB Series 2000B
  +~@o   1.99%, 01/07/05                                 27,030           27,030
  +~@o   2.01%, 01/07/05                                 12,375           12,375

       NEW YORK STATE ENERGY RESEARCH
       DEVELOPMENT AUTH
  +~@o Gas Facilities RB (Brooklyn
         Union Gas) Series 1996
         2.01%, 01/07/05                                 14,125           14,125
   +~@ Pollution Control Refunding RB
         (Orange & Rockland Utilities)
         Series 1994A
         1.94%, 01/07/05                                  1,000            1,000

       NEW YORK STATE ENVIRONMENTAL
       FACILITIES CORP.
   ~@o State Clean & Drinking Water
         Revolving Funds RB Series
         2002B
         2.01%, 01/07/05                                 24,225           24,225
   ~@o State Water Pollution Control
         Revolving Fund RB Series
         1994D
         2.01%, 01/07/05                                    661              661

       NEW YORK STATE HFA
    +@ Housing RB (101 West End
         Ave) Series 1999A
         1.99%, 01/07/05                                  1,600            1,600
    +@ Housing RB (150 E44th St)
         Series 2000A
         1.99%, 01/07/05                                 29,500           29,500
    +@ Housing RB (250 W50th St)
         Series 1997A
         1.98%, 01/07/05                                  4,800            4,800
    +@ Housing RB (350 W43rd St)
         Series 2002A
         1.99%, 01/07/05                                  9,000            9,000
    +@ Housing RB (70 Battery Place)
         Series 1997A
         1.99%, 01/07/05                                 22,600           22,600
    +@ Housing RB (Avalon Chrystie
         Place I) Series 2004A
         2.03%, 01/07/05                                 24,900           24,900
    +@ Housing RB (Chelsea Arms)
         Series 1998A
         1.97%, 01/07/05                                 18,000           18,000
    +@ Housing RB (E84th St) Series
         1995A
         1.98%, 01/07/05                                 15,000           15,000
    +@ Housing RB (Normandie Court I)
         Series 1991A
         1.97%, 01/07/05                                  5,495            5,495
    +@ Housing RB (Normandie
         Court II) Series 1999A
         1.99%, 01/07/05                                 19,600           19,600
    +@ Housing RB (Sea Park East)
         Series 2004A
         1.95%, 01/07/05                                 18,700           18,700
    +@ Housing RB (Sea Park West)
         Series 2004A
         1.95%, 01/07/05                                  7,600            7,600


14 See financial notes.

SCHWAB NEW YORK MUNICIPAL MONEY FUND

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
    +@ Housing RB (The Helena) Series
         2003A
         1.98%, 01/07/05                                  7,800            7,800
    +@ Housing RB (The Helena) Series
         2004A
         1.98%, 01/07/05                                 30,000           30,000
    +@ Housing RB (Tribeca Landing)
         Series 1997A
         1.97%, 01/07/05                                 13,000           13,000
    +@ Housing RB (Tribeca Park)
         Series 1997A
         1.98%, 01/07/05                                  7,000            7,000
    +@ Housing RB (Union Square
         South) Series 1996A
         1.98%, 01/07/05                                 16,800           16,800
    +@ Housing RB (Worth St) Series
         2001A
         1.97%, 01/07/05                                 11,200           11,200
    +@ Service Contract Refunding RB
         Series 2003E
         1.93%, 01/07/05                                  7,000            7,000

       NEW YORK STATE LOCAL
       ASSISTANCE CORP
    +@ RB Series 1995D
         1.95%, 01/07/05                                  6,320            6,320
  +~@o Series 1993-C Refunding RB
         2.01%, 01/07/05                                  9,900            9,900
  +~@o Series 1997B Refunding RB
         2.01%, 01/07/05                                 20,965           20,965

       NEW YORK STATE MORTGAGE
       AGENCY
   ~@o Homeowner Mortgage RB
         Series 65
         2.04%, 01/07/05                                  4,640            4,640
       Homeowner Mortgage RB
         Series 87
   ~@o   1.15%, 01/07/05                                  4,135            4,135
   ~@o   2.03%, 01/07/05                                  6,635            6,635
   ~@o Homeowner Mortgage RB,
         Series 77A
         1.20%, 02/03/05                                 24,795           24,795

       NEW YORK STATE THRUWAY AUTH
   ~@o General Refunding RB Series E
         2.01%, 01/07/05                                  6,995            6,995
       Local Highway & Bridge Service
         Contract Bonds Series 2001
         1.66%, 04/01/05                                  2,000            2,015
       Second Lien General Highway &
         Bridge Trust Fund Bonds
         Series 2003A
         1.90%, 04/01/05                                  5,000            5,013

       NEW YORK STATE URBAN
       DEVELOPMENT CORP
  +~@o State Personal Income Tax RB
         Series 2004A-1
         2.01%, 01/07/05                                 19,730           19,730

       NORTHPORT-EAST NORTHPORT UNION
       FREE SD
       2004-2005 TAN
         1.55%, 06/30/05                                  7,775            7,830

       OCEANSIDE UNION FREE SD
       2004-2005 TAN
         1.60%, 06/23/05                                  5,000            5,027

       ONEIDA CNTY IDA
    +@ Civic Facility RB (Mohawk Valley
         Community College Dormitory
         Corp) Series 2004A
         1.98%, 01/07/05                                  8,470            8,470

       PITTSFORD CENTRAL SD
       GO BAN 2004B
         1.50%, 06/29/05                                 12,500           12,591
         1.52%, 06/29/05                                  8,107            8,164

       PLAINVIEW-OLD BETHPAGE
       CENTRAL SD
       2004-2005 TAN
         1.52%, 06/30/05                                  2,000            2,012
         2.08%, 06/30/05                                  5,000            5,016

       PORT AUTH OF NEW YORK &
       NEW JERSEY
  +~@o Consolidated Bonds 127th
         Series
         2.04%, 01/07/05                                  3,000            3,000
   ~@o Consolidated Bonds 135th
         Series
         2.04%, 01/07/05                                 20,000           20,000
       Special Project Bonds Series 6
         JFK International Air Terminal
  +~@o   2.07%, 01/07/05                                  1,480            1,480
  +~@o   2.02%, 01/07/05                                  1,100            1,100

       PORT WASHINGTON UNION FREE SD
       2004-2005 TAN
         1.57%, 06/23/05                                 12,500           12,569


                                                         See financial notes. 15

SCHWAB NEW YORK MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       SACHEM CENTRAL SD
       2004-2005 TAN
         1.52%, 06/23/05                                  6,000            6,034

       SCHENECTADY IDA
    +@ IDRB (Fortitech Holding Corp.)
         Series 1995A
         2.07%, 01/07/05                                    800              800

       SMITHTOWN CENTRAL SD
       2004-2005 TAN
         2.05%, 06/29/05                                 25,000           25,114

       SOUTH HUNTINGTON UNION FREE SD
       2004-2005 TAN
         1.50%, 06/30/05                                  5,000            5,036

       THREE VILLAGE CENTRAL SD
       2004-2005 TAN
       1.59%, 06/30/05                                    4,000            4,023
       2.04%, 06/30/05                                   15,000           15,050

       TOMPKINS CNTY IDA
   +~@ Civic Facility RB (Ithaca College)
         Series 2004
         1.97%, 01/07/05                                  7,500            7,500

       TRIBOROUGH BRIDGE & TUNNEL AUTH
  +~@o General Purpose RB Series
         2001A
         2.01%, 01/07/05                                 20,000           20,000
   ~@o General Refunding RB Series
         2002B
         2.04%, 01/07/05                                 14,000           14,000
   +~@ General Refunding RB Series
         2002C
         1.95%, 01/07/05                                  4,600            4,600
   +~@ Special Obligation 1991
         Resolution Refunding Bonds,
         Series 2000A
         1.95%, 01/07/05                                  8,275            8,275

       WESTCHESTER CNTY IDA
    +@ IDRB (Levister Redevelopment
         Co Project) Series 2001B
         1.98%, 01/07/05                                  8,000            8,000

       WILLIAM FLOYD UNION FREE SD
       TAN 2004-2005
         1.64%, 06/27/05                                 25,000           25,162
         1.68%, 06/27/05                                  1,900            1,912

       YONKERS IDA
    +@ Civic Facility RB (Consumers
         Union) Series 1989
         2.00%, 01/07/05                                  1,200            1,200
    +@ Civic Facility RB (Consumers
         Union) Series 1991
         2.00%, 01/07/05                                    700              700
   +~@ Civic Facility RB (Consumers
         Union) Series 1994
         2.00%, 01/07/05                                  1,660            1,660
                                                                     -----------
                                                                       1,685,545
       PUERTO RICO 1.7%

       GOVERNMENT DEVELOPMENT BANK
       OF PUERTO RICO
       TECP Series 1997
         1.88%, 02/17/05                                 13,662           13,662
         1.88%, 04/07/05                                  4,000            4,000

       PUERTO RICO
  +~@o Public Improvement & Refunding
         Bonds Series 2000
         1.99%, 01/07/05                                    600              600

       PUERTO RICO ELECTRIC POWER AUTH
  +~@o Power RB Series II
         2.00%, 01/03/05                                    805              805

       PUERTO RICO HOUSING FINANCE CORP
  +~@o Homeownership Mortgage
         GNMA-guaranteed RB
         Series 1998A
         1.10%, 04/01/05                                  9,900            9,900

       PUERTO RICO PUBLIC BUILDINGS AUTH
  +~@o Refunding RB Series L
         2.00%, 01/07/05                                  1,000            1,000
                                                                     -----------
                                                                          29,967

END OF INVESTMENTS.


16 See financial notes.

SCHWAB NEW YORK MUNICIPAL MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                $1,715,512 a
Cash                                                                        391
Receivables:
   Fund shares sold                                                       5,200
   Interest                                                               7,422
Prepaid expenses                                                  +          29
                                                                  --------------
TOTAL ASSETS                                                          1,728,554

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                   1,475
   Dividends to shareholders                                                121
   Investment adviser and administrator fees                                 21
   Transfer agent and shareholder service fees                               34
   Trustees' fees                                                             5
Accrued expenses                                                  +          70
                                                                  --------------
TOTAL LIABILITIES                                                         1,726

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          1,728,554
TOTAL LIABILITIES                                                 -       1,726
                                                                  --------------
NET ASSETS                                                           $1,726,828

NET ASSETS BY SOURCE
Capital received from investors                                       1,727,116
Net realized capital losses                                                (288)

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                     SHARES
SHARE CLASS                NET ASSETS     /     OUTSTANDING       =         NAV
Sweep Shares               $1,073,337             1,073,591               $1.00
Value Advantage Shares     $  653,491               653,588               $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost for the fund's securities was $1,715,512. During the reporting period, the fund had $934,855 in transactions with other Schwab Funds.

FEDERAL TAX DATA
----------------------------------------------
COST BASIS OF PORTFOLIO             $1,715,544

AS OF DECEMBER 31, 2004:

UNUSED CAPITAL LOSSES:
Expires 12/31 of:                 Loss amount:
   2009                                    $12
   2012                           +        244
                                  ------------
                                          $256


                                                         See financial notes. 17

SCHWAB NEW YORK MUNICIPAL MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $21,467

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                    (276)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 6,360 a
Transfer agent and shareholder service fees:
   Sweep Shares                                                           4,753 b
   Value Advantage Shares                                                 1,485 b
Trustees' fees                                                               28 c
Custodian and portfolio accounting fees                                     169
Professional fees                                                            35
Registration fees                                                            38
Shareholder reports                                                          44
Other expenses                                                        +      25
                                                                      ----------
Total expenses                                                           12,937
Expense reduction                                                     -   2,611 d
                                                                      ----------
NET EXPENSES                                                             10,326

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  21,467
NET EXPENSES                                                          -  10,326
                                                                      ----------
NET INVESTMENT INCOME                                                    11,141
NET REALIZED LOSSES                                                   +    (276)
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $10,865

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets as follows:

  TRANSFER AGENT SERVICES:
                                  % OF AVERAGE
  SHARE CLASS                 DAILY NET ASSETS
  --------------------------------------------
  Sweep Shares                            0.25
  Value Advantage Shares                  0.05

  SHAREHOLDER SERVICES:
                                  % OF AVERAGE
  SHARE CLASS                 DAILY NET ASSETS
  --------------------------------------------
  Sweep Shares                            0.20
  Value Advantage Shares                  0.17

  These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d Includes $2,543 from the investment adviser (CSIM) and $68 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through April 30, 2005, as follows:

                                  % OF AVERAGE
  SHARE CLASS                 DAILY NET ASSETS
  --------------------------------------------
  Sweep Shares                            0.69
  Value Advantage Shares                  0.45

  This limit excludes interest, taxes and certain non-routine expenses.


18 See financial notes.

SCHWAB NEW YORK MUNICIPAL MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                            1/1/04-12/31/04     1/1/03-12/31/03
Net investment income                               $11,141              $8,864
Net realized gains and losses               +          (276)                105
                                            ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               10,865               8,969

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income
Sweep Shares                                          5,821               4,159
Value Advantage Shares                      +         5,320               4,705
                                            ------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME           11,141               8,864 a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
SHARES SOLD
Sweep Shares                                      4,091,385           3,340,823
Value Advantage Shares                      +       724,557             728,144
                                            ------------------------------------
TOTAL SHARES SOLD                                 4,815,942           4,068,967

SHARES REINVESTED
Sweep Shares                                          5,721               4,096
Value Advantage Shares                      +         4,941               4,416
                                            ------------------------------------
TOTAL SHARES REINVESTED                              10,662               8,512

SHARES REDEEMED
Sweep Shares                                     (4,061,536)         (3,250,610)
Value Advantage Shares                      +      (765,643)           (719,030)
                                            ------------------------------------
TOTAL SHARES REDEEMED                            (4,827,179)         (3,969,640)

NET TRANSACTIONS IN FUND SHARES                        (575)            107,839 c

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               1,727,679           1,619,735
Total increase or decrease                  +          (851)            107,944 d
                                            ------------------------------------
END OF PERIOD                                    $1,726,828          $1,727,679

  Unless stated, all numbers x 1,000.

a UNAUDITED
  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

c Represents shares sold plus shares reinvested, minus shares redeemed.

d Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


                                                         See financial notes. 19

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                             1/1/04-       1/1/03-       1/1/02-       1/1/01-       1/1/00-
                                            12/31/04      12/31/03      12/31/02      12/31/01      12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          1.00          1.00          1.00          1.00        1.00
                                            ---------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                        0.01          0.00 1        0.01          0.02        0.03
                                            ---------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income        (0.01)        (0.00) 1      (0.01)        (0.02)      (0.03)
                                            ---------------------------------------------------------------------------------------
Net asset value at end of period                1.00          1.00          1.00          1.00        1.00
                                            ---------------------------------------------------------------------------------------
Total return (%)                                0.57          0.43          0.84          2.13        3.38
RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                       0.65          0.65          0.66 2        0.65        0.66 3
   Gross operating expenses                     0.86          0.86          0.89          0.90        0.93
   Net investment income                        0.57          0.43          0.83          2.08        3.35
Net assets, end of period ($ x 1,000,000)        448           463           425           382         321

1 Per share amount was less than $0.01.

2 The ratio of net operating expenses would have been 0.65% if certain non-routine expenses (taxes) had not been included.

3 The ratio of net operating expenses would have been 0.65% if certain non-routine expenses (proxy fees) had not been included.


20 See financial notes.

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

+  Credit-enhanced security

~  Liquidity-enhanced security

@  Variable-rate security

o  Tender option bond

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.


                                                           COST          VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)     ($x1,000)
--------------------------------------------------------------------------------
 98.1%  MUNICIPAL
        SECURITIES                                         439,025       439,025
--------------------------------------------------------------------------------
 98.1%  TOTAL INVESTMENTS                                  439,025       439,025

  1.9%  OTHER ASSETS AND
        LIABILITIES                                                        8,562
--------------------------------------------------------------------------------
100.0%  TOTAL NET ASSETS                                                 447,587

ISSUER                                                  FACE AMOUNT     VALUE
RATE, MATURITY DATE                                     ($ x 1,000)  ($ x 1,000)
      MUNICIPAL SECURITIES   98.1% of net assets

      NEW JERSEY 94.1%

      BURLINGTON CNTY
      BAN Series 2004A
        1.20%, 02/04/05                                      10,144       10,144

      DELAWARE RIVER PORT AUTH
      RB Series 1999
 +~@o   2.03%, 01/07/05                                       4,495        4,495
 +~@o   2.03%, 01/07/05                                       5,200        5,200

      ENGLEWOOD
      General Improvement & Special
        Assessment BANs
        1.63%, 07/08/05                                       7,000        7,049

      ESSEX CNTY IMPROVEMENT AUTH
 +~@o   Project Consolidation RB
        Series 2004
        2.01%, 01/07/05                                       5,895        5,895

      FT LEE
      BAN
        1.55%, 07/29/05                                       5,250        5,286

      GARDEN STATE PRESERVATION TRUST
 +~@o Open Space & Farmland
        Preservation Bonds
        Series 2003A
        1.20%, 02/10/05                                       5,000        5,000

      NEW JERSEY
      TRAN Series Fiscal 2005A
        1.95%, 06/24/05                                       5,000        5,024
  ~@o   1.25%, 04/23/05                                      10,000       10,000
        1.50%, 06/24/05                                      15,000       15,106
  ~@o   2.05%, 01/07/05                                      15,000       15,000

      NEW JERSEY ECONOMIC
      DEVELOPMENT AUTH
   +@ Economic Development RB
        (ENCAP Golf Holdings)
        Series 2004
        2.00%, 01/07/05                                      16,300       16,300
   +@ Economic Development RB
        (Omni Baking Co)
        Series 2001
        2.00%, 01/07/05                                       4,200        4,200


                                                         See financial notes. 21

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued


ISSUER                                                  FACE AMOUNT     VALUE
RATE, MATURITY DATE                                     ($ x 1,000)  ($ x 1,000)
   +@ Economic Development RB
        (Stone Brothers Secaucus)
        Series 2001
        2.04%, 01/07/05                                       1,755       1,755
      Exempt Facility RB (Chambers
        Co-Generation)
    +   2.08%, 01/14/05                                       5,000       5,000
    +   2.26%, 01/14/05                                       1,000       1,000
    +   1.92%, 02/11/05                                       6,100       6,100
    + Exempt Facility RB (Keystone)
        Series 1992
        1.68%, 01/11/05                                       5,000       5,000
 +~@o Motor Vehicle Surcharges RB
        Series 2004A
        2.01%, 01/07/05                                       6,080       6,080
 +~@o Natural Gas Facilities Refunding
        RB (Nui Corp.) Series 1997A
        2.02%, 01/07/05                                       1,525       1,525
   +@ RB (Baptist Home Society of
        New Jersey) Series 2003
        2.23%, 01/07/05                                       3,520       3,520
   +@ RB (G&W Laboratories)
        Series 2003
        2.05%, 01/07/05                                       5,505       5,505
   +@ RB (Hamilton Industrial
        Development) Series 1998
        2.05%, 01/07/05                                       5,665       5,665
   +@ RB (Meridian Assisted Living at
        Shrewsbury) Series 2004
        2.02%, 01/07/05                                       5,250       5,250
   +@ RB (St. James Preparatory
        School & St. James Social
        Service Corp.) Series 1998
        2.00%, 01/07/05                                       4,450       4,450
   +@ Refunding RB (Station Plaza
        Park & Ride) Series 2003
        2.05%, 01/07/05                                       3,290       3,290
 +~@o School Facilities Construction
        Bonds Series 2003F
        1.99%, 01/07/05                                       2,500       2,500
   +@ Special Facility RB (Port Newark
        Container Terminal)
        Series 2003
        2.00%, 01/07/05                                      14,300      14,300
   +@ Thermal Energy Facilities RB
        (Marina Energy Llc - 2001
        Project) Series A
        1.97%, 01/07/05                                       1,375       1,375
   +@ Thermal Energy Facilities RB
        (Thermal Energy Limited
        Partnership I) Series 1997
        2.00%, 01/07/05                                       8,600       8,600

      NEW JERSEY EDUCATIONAL
      FACILITIES AUTH
   +@ RB (Caldwell College)
        Series 2000B
        2.00%, 01/07/05                                       2,200       2,200
 +~@o RB (Higher Education Capital
        Improvement Fund)
        Series 2002A
        2.02%, 01/07/05                                       8,610       8,610

      NEW JERSEY HEALTH CARE
      FACILITIES FINANCING AUTH
 +~@o RB (JFK Health Systems
        Obligated Group) Series 1993
        2.02%, 01/07/05                                      10,000      10,000
 +~@o RB (Jersey Shore Medical
        Center Obligated Group)
        Series 1994
        2.01%, 01/07/05                                       7,500       7,500
 +~@o RB (Somerset Medical Ctr)
        Series A
        2.02%, 01/07/05                                      12,000      12,000
 +~@o Refunding & RB (St Barnabas
        Health Care System)
        Series 1998B
        2.01%, 01/07/05                                       6,000       6,000
    + Refunding RB (Saint Clare's
        Hospital) Series 2004B
        2.00%, 07/01/05                                       1,895       1,904
   +@ Revenue Bonds Composite
        Program Series 2003 A-6
        1.98%, 01/07/05                                       3,050       3,050

      NEW JERSEY HOUSING &
      MORTGAGE FINANCE AGENCY
 +~@o Home Buyer RB Series 2000
        CC
        2.04%, 01/07/05                                       2,980       2,980


22 See financial notes.

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND

ISSUER                                                 FACE AMOUNT     VALUE
RATE, MATURITY DATE                                    ($ x 1,000)  ($ x 1,000)
      S/F Housing RB Series 2004F
        1.05%, 04/01/05                                      10,000      10,000
        2.00%, 04/01/05                                       3,350       3,342
   ~@ S/F Housing RB Series 2004K
        2.05%, 01/07/05                                      10,000      10,000

      NEW JERSEY SPORTS & EXPOSITION
      AUTH
  +~@ State Contract Bonds
        Series 1992C
        1.95%, 01/07/05                                       5,200       5,200

      NEW JERSEY TRANSPORTATION
      TRUST FUND AUTH
  ~@o Transportation System RB
        Series 1998A
        2.03%, 01/07/05                                      11,495      11,495
 +~@o Transportation System RB
        Series 2003C
        2.02%, 01/07/05                                       5,495       5,495

      NEW JERSEY TURNPIKE AUTH
 +~@o RB Series C
        2.02%, 01/07/05                                       8,090       8,090
 +~@o Turnpike RB Series 1991C
        1.71%, 01/07/05                                       3,595       3,595
      Turnpike RB Series 2000A
    +   1.15%, 01/01/05                                       2,750       2,750
 +~@o   1.45%, 01/07/05                                      11,200      11,200
 +~@o   2.02%, 01/07/05                                       2,900       2,900
 +~@o   2.03%, 01/07/05                                       8,665       8,665

      PORT AUTH OF NEW YORK &
      NEW JERSEY
 +~@o Consolidated Bonds 119th
        Series 2nd Installment
        2.04%, 01/07/05                                         370         370
 +~@o Consolidated Bonds 127th
        Series
        2.04%, 01/07/05                                       8,480       8,480
      Consolidated Bonds 137th
        Series
        1.58%, 07/15/05                                       2,805       2,856
 +~@o Consolidated Bonds 138th
        Series
        2.04%, 01/07/05                                      10,000      10,000
  ~@o Consolidated Bonds 85th
        Series
        1.20%, 04/07/05                                       6,795       6,795
      Special Project Bonds Series 6
      JFK International Air Terminal
 +~@o   2.07%, 01/07/05                                         800         800
 +~@o   2.02%, 01/07/05                                       4,895       4,895
    ~ TECP Series A
        1.79%, 03/04/05                                       7,900       7,900
        1.85%, 03/08/05                                      12,370      12,370
    ~ TECP Series B
        1.70%, 02/10/05                                      13,060      13,060
        1.74%, 02/11/05                                       5,020       5,020

      TRENTON PARKING AUTH
 +~@o Parking RB Series 2000
        2.00%, 01/07/05                                       4,320       4,320

      UNIVERSITY OF MEDICINE &
      DENTISTRY
  +~@ RB Series 2002B
        1.99%, 01/07/05                                       9,450       9,450

      WOODBRIDGE TOWNSHIP
      General & Sewer Utility BAN
        1.65%, 07/08/05                                       3,654       3,679
        1.67%, 07/08/05                                       4,346       4,375
                                                                     ----------
                                                                        420,960
      PUERTO RICO 4.0%

      GOVERNMENT DEVELOPMENT BANK
      OF PUERTO RICO
      TECP Series 1997
        1.47%, 01/07/05                                       7,948       7,948
        1.70%, 01/07/05                                         565         565
        1.63%, 01/10/05                                       1,193       1,193
        1.80%, 03/10/05                                       3,224       3,224
        1.85%, 03/11/05                                       2,250       2,250

      PUERTO RICO HFC
 +~@o Homeownership Mortgage RB
      Series 2000A
        2.03%, 01/07/05                                       2,885       2,885
                                                                     ----------
                                                                         18,065

END OF INVESTMENTS.


                                                         See financial notes. 23

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at value                                                $439,025 a
Cash                                                                      826
Receivables:
  Investments sold                                                      5,803
  Interest                                                              1,959
Prepaid expenses                                                  +        30
                                                                  ------------
TOTAL ASSETS                                                          447,643

LIABILITIES
-----------------------------------------------------------------------------
Payables:
  Dividends to shareholders                                                10
  Investment adviser and administrator fees                                 6
  Transfer agent and shareholder service fees                              11
  Trustees' fees                                                            4
Accrued expenses                                                  +        25
                                                                  ------------
TOTAL LIABILITIES                                                          56

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                          447,643
TOTAL LIABILITIES                                                 -        56
                                                                  ------------
NET ASSETS                                                           $447,587

NET ASSETS BY SOURCE
Capital received from investors                                       447,612
Net investment income not yet distributed                                  21
Net realized capital losses                                               (46)

NET ASSET VALUE (NAV)
                         SHARES
NET ASSETS       /       OUTSTANDING    =    NAV
$447,587                 447,337             $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost for the fund's securities was $439,025. During the reporting period, the fund had $677,030 in transactions with other Schwab Funds.


  FEDERAL TAX DATA
  ----------------------------------------
  COST BASIS OF PORTFOLIO        $439,005

  AS OF DECEMBER 31, 2004:

  UNUSED CAPITAL LOSSES:
  Expires 12/31 of:          Loss amount:
    2012                              $46

  RECLASSIFICATIONS:
  Net investment income
    not yet distributed              ($10)
  Reclassified as:
  Net realized capital losses          $8
  Capital received from investors      $2


24 See financial notes.

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $5,836

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                     (54)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 1,820 a
Transfer agent and shareholder service fees                               2,155 b
Trustees' fees                                                               25 c
Custodian and portfolio accounting fees                                      41
Professional fees                                                            26
Registration fees                                                            20
Shareholder reports                                                          11
Other expenses                                                        +      10
                                                                      ----------
Total expenses                                                            4,108
Expense reduction                                                     -     995 d
                                                                      ----------
NET EXPENSES                                                              3,113

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   5,836
NET EXPENSES                                                          -   3,113
                                                                     -----------
NET INVESTMENT INCOME                                                     2,723
NET REALIZED LOSSES                                                   +     (54)
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $2,669

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets: 0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.25% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through April 30, 2005, to 0.65% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.


                                                         See financial notes. 25

SCHWAB NEW JERSEY MUNICIPAL MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS                                  1/1/04-12/31/04     1/1/03-12/31/03
--------------------------------------------------------------------------------
Net investment income                                $2,723              $2,016
Net realized gains or losses                +           (54)                 15
                                            ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                2,669               2,031

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  2,694               2,016 a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
Shares sold                                       1,561,315           1,245,576
Shares reinvested                                     2,651               1,988
Shares redeemed                             +    (1,579,474)         (1,209,262)
                                            ------------------------------------
NET TRANSACTIONS IN FUND SHARES                     (15,508)             38,302

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 463,120             424,803
Total increase or decrease                  +       (15,533)             38,317 c
                                            ------------------------------------
END OF PERIOD                                      $447,587            $463,120 d


  Unless stated, all numbers x 1,000.

a UNAUDITED The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

c Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $21 at the end of current period.


26 See financial notes.

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS


                                                         1/1/04-     1/1/03-     1/1/02-     1/1/01-     1/1/00-
                                                        12/31/04    12/31/03    12/31/02    12/31/01    12/31/00
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      1.00        1.00        1.00        1.00       1.00
                                                        ------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.01        0.00 1      0.01        0.02       0.04
                                                        ------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.01)      (0.00) 1    (0.01)      (0.02)     (0.04)
                                                        ------------------------------------------------------------------------
Net asset value at end of period                            1.00        1.00        1.00        1.00       1.00
                                                        ------------------------------------------------------------------------
Total return (%)                                            0.62        0.49        0.87        2.20       3.57

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.65        0.65        0.65        0.65       0.66 2
  Gross operating expenses                                  0.86        0.87        0.89        0.92       0.93
  Net investment income                                     0.62        0.48        0.87        2.14       3.52
Net assets, end of period ($ x 1,000,000)                    346         328         301         292        225

1 Per share amount was less than $0.01.

2 The ratio of net operating expenses would have been 0.65% if certain non-routine expenses (proxy fees) had not been included.


                                                         See financial notes. 27

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

+  Credit-enhanced security

~  Liquidity-enhanced security

@  Variable-rate security

o  Tender option bond

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                      COST               VALUE
HOLDINGS BY CATEGORY                               ($x1,000)           ($x1,000)
--------------------------------------------------------------------------------
 99.4%  MUNICIPAL
        SECURITIES                                   343,558             343,558
--------------------------------------------------------------------------------
 99.4%  TOTAL INVESTMENTS                            343,558             343,558

  0.6%  OTHER ASSETS AND
        LIABILITIES                                                        2,022
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                       345,580

      ISSUER                                         FACE AMOUNT        VALUE
      RATE, MATURITY DATE                            ($ x 1,000)     ($ x 1,000)

      MUNICIPAL SECURITIES 99.4% of net assets

      PENNSYLVANIA 98.8%

      ALLEGHENY CNTY HOSPITAL
      DEVELOPMENT AUTH
   +@ RB (UPMC Senior Communities)
        Series 2003
        2.00%, 01/07/05                                    9,750           9,750

      ALLEGHENY CNTY IDB
 +~@o Pollution Control Refunding RB
        (Duquesne Light Co)
        Series 1999B
        2.06%, 01/07/05                                   14,495          14,495

      ALLEGHENY CNTY PORT AUTH
    + Grant Anticipation Notes
        Series 2004
        1.63%, 06/30/05                                    5,100           5,134

      BLAIR CNTY IDA
   +@ First Mortgage RB (Village At
        Penn State), Series 2002C
        1.94%, 01/07/05                                    1,000           1,000

      CAMBRIA CNTY IDA
   +@ Resource Recovery RB
        (Cambria Cogen Co)
        Series 1998A-2
        2.24%, 01/07/05                                   17,675          17,675

      CHESTER CNTY HEALTH &
      EDUCATION FACILITIES AUTH
   +@ RB (Simpson Meadows)
        Series 2000
        2.02%, 01/07/05                                    3,775           3,775

      CHESTER IDA
   +@ RB (Archdiocese of
        Philadelphia) Series 2001
        2.10%, 01/03/05                                      900             900

      CLARION CNTY IDA
   +@ Energy Development RB (Piney
        Creek) Series 1990
        2.01%, 01/07/05                                    2,500           2,500

      CRAWFORD CENTRAL SD
    + GO Bonds Series 1995
        1.44%, 02/15/05                                    1,765           1,777


28 See financial notes.

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND

      ISSUER                                    FACE AMOUNT            VALUE
      RATE, MATURITY DATE                       ($ x 1,000)         ($ x 1,000)
      DELAWARE CNTY IDA
   +@ Hospital RB (Crozer-Chester
        Medical Ctr) Series 2002
        1.99%, 01/07/05                               3,200               3,200
   +@ RB (YMCA of Philadelphia)
        Series 1999
        2.09%, 01/07/05                               2,335               2,335

      DELAWARE VALLEY REGIONAL
      FINANCE AUTH
 +~@o Local Government RB
        Series 1998A
        2.05%, 01/07/05                               4,555               4,555

      ERIE CITY WATER AUTH
    + Water RB Series 2004
        2.07%, 12/01/05                               2,320               2,339

      ERIE SD
 +~@o GO Bonds Series 2001A
        2.04%, 01/07/05                              16,800              16,800

      HARRISBURG AUTH
  +~@ Water Refunding RB
        Series 2002B
        2.04%, 01/07/05                               3,000               3,000
  +~@ Water Refunding RB
        Series 2003A
        2.04%, 01/07/05                               3,500               3,500

      LANCASTER CNTY HOSPITAL AUTH
   +@ Health Center RB (Brethren
        Village) Series 2000
        2.04%, 01/07/05                               5,200               5,200

      LUZERNE CNTY IDA
   +@ RB (Methodist Homes)
        Series 2003
        2.04%, 01/07/05                               5,000               5,000

      MONTGOMERY CNTY HIGHER
      EDUCATION & HEALTH AUTH
   +@ RB (Madlyn & Leonard
        Abramson Center For Jewish
        Life) Series 2001
        2.03%, 01/07/05                               5,500               5,500

      MONTGOMERY CNTY IDA
   +@ Environmental Facilities RB
        (Lonza Inc) Series 2000
        2.08%, 01/07/05                               7,000               7,000
      Pollution Control Refunding RB
        (Peco Energy Co)
        Series 1994A
    +   1.80%, 01/13/05                               3,400               3,400
    +   1.77%, 03/07/05                               2,000               2,000

      MONTGOMERY CNTY
      REDEVELOPMENT AUTH
   +@ M/F Housing Refunding RB
        (Glenmore Associates)
        Series 1995A
        2.01%, 01/07/05                               3,000               3,000

      NORTHHAMPTON CNTY
 +~@o County Agreement RB
        Series 2001
        2.04%, 01/07/05                               3,000               3,000
   +@ RB (Binney & Smith)
        Series 1997A
        2.04%, 01/07/05                               3,250               3,250
   +@ RB (Binney & Smith)
        Series 1997B
        2.04%, 01/07/05                                 810                 810

      NORWIN SD
 +~@o GO Bonds Series 2001A
        2.04%, 01/07/05                               8,710               8,710

      PENNSYLVANIA
 +~@o GO Bonds First Series 1995
        2.04%, 01/07/05                              11,870              11,870
 +~@o GO Bonds First Series 2003
        2.01%, 01/07/05                              14,470              14,470

      PENNSYLVANIA CONVENTION
      CENTER AUTH
 +~@o RB Series 1989A
        2.01%, 01/07/05                               2,745               2,745

      PENNSYLVANIA ECONOMIC
      DEVELOPMENT FINANCING AUTH
   +@ Exempt Facilities RB (Amtrak)
        Series 2001B
        2.03%, 01/07/05                               3,800               3,800
    @ Exempt Facilities RB (Merck &
        Co) Series 2000
        2.11%, 01/07/05                               5,000               5,000
    @ Exempt Facilities RB (Merck &
        Co) Series 2001
        2.11%, 01/07/05                              12,300              12,300


                                                         See financial notes. 29

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                    FACE AMOUNT             VALUE
      RATE, MATURITY DATE                       ($ x 1,000)          ($ x 1,000)
      PENNSYLVANIA ENERGY
      DEVELOPMENT AUTH
   +@ Energy Development RB
        (B&W Ebensburg)
        Series 1986
        2.01%, 01/07/05                              13,515               13,515

      PENNSYLVANIA HFA
  ~@o Residental Development
        Refunding RB
        Series 2002A
        2.10%, 01/07/05                               6,000                6,000
 +~@o S/F Mortgage RB
        Drawdown Series 2003
        2.06%, 01/07/05                               5,110                5,110
  ~@o S/F Mortgage RB
        Series 1999-66A
        2.04%, 01/07/05                               6,015                6,015
  ~@o S/F Mortgage RB
        Series 1999A
        1.35%, 01/13/05                              10,785               10,785
  ~@o S/F Mortgage RB
        Series 2002-74B
        2.04%, 01/07/05                               5,600                5,600
   ~@ S/F Mortgage RB
        Series 2004-86C
        1.99%, 01/07/05                               5,000                5,000
  ~@o S/F RB Series 1998-64
        2.08%, 01/07/05                              15,000               15,000

      PENNSYLVANIA HIGHER
      EDUCATION ASSISTANCE
      AGENCY
  +~@ Student Loan RB
        Series 1997A
        2.05%, 01/07/05                               3,250                3,250
  +~@ Student Loan RB
        Series 2000A
        2.05%, 01/07/05                               6,975                6,975
  +~@ Student Loan RB
        Series 2001A
        2.05%, 01/07/05                               4,600                4,600
      Univ of Pennsylvania
        Health Services RB
        Series 1996A
        1.24%, 01/01/05                               3,500                3,500

      PENNSYLVANIA TURNPIKE
      COMMISSION
 +~@o Turnpike RB Series 2004A
        2.01%, 01/07/05                              12,495               12,495

      PHILADELPHIA GAS WORKS
    + Gas Works Revenue Notes
        TECP Series D
        2.15%, 01/04/05                               5,000                5,000
    + Gas Works RB 1st
        Series A Bonds
        1.70%, 07/01/05                               5,000                5,087

      PHILADELPHIA IDA
 +~@o Airport RB Series 1998A
        1.35%, 01/13/05                               5,000                5,000

      PHILADELPHIA MUNICIPAL
      AUTH
    + Lease Refunding RB
        Series 2003A
        1.20%, 05/15/05                               2,000                2,020

      PHILADELPHIA SD
    + GO Refunding
        Series 1999B
        2.05%, 10/01/05                               9,000                9,196

      SCRANTON REDEVELOPMENT
      AUTH
   +@ Guaranteed Lease RB
        Series 2004
        2.04%, 01/07/05                               9,295                9,295

      TEMPLE UNIVERSITY
      University Funding
        Obligations Series 2004
        1.27%, 05/02/05                                 200                  201
        1.70%, 05/02/05                               8,000                8,014

      UNIVERSITY OF PITTSBURGH
      Pitt Asset Notes
        Series 2004
        1.57%, 10/14/05                              10,000               10,110
                                                                     -----------
                                                                         341,558
      PUERTO RICO 0.6%

      PUERTO RICO HWY & TRANSP AUTH
 +~@o Grant Anticipation RB
        2.00%, 01/07/05                               2,000                2,000


END OF INVESTMENTS.


30 See financial notes.

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $343,558 a
Cash                                                                        413
Interest receivable                                                       1,595
Prepaid expenses                                                    +        68
                                                                    ------------
TOTAL ASSETS                                                            345,634

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Dividends to shareholders                                                 15
   Investment adviser and administrator fees                                  3
   Transfer agent and shareholder service fees                                8
   Trustees' fees                                                             5
Accrued expenses                                                    +        23
                                                                    ------------
TOTAL LIABILITIES                                                            54

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            345,634
TOTAL LIABILITIES                                                   -        54
                                                                    ------------
NET ASSETS                                                             $345,580

NET ASSETS BY SOURCE
Capital received from investors                                         345,592
Net investment income not yet distributed                                     2
Net realized capital losses                                                 (14)

NET ASSET VALUE (NAV)
                   SHARES
NET ASSETS    /    OUTSTANDING    =    NAV
$345,580           345,576             $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost for the fund's securities was $343,558. During the reporting period, the fund had $750,555 in transactions with other Schwab Funds.

  FEDERAL TAX DATA
  ------------------------------------------------
  COST BASIS OF PORTFOLIO                 $343,558

  AS OF DECEMBER 31, 2004:

  UNDISTRIBUTED EARNINGS:
  Tax-exempt income                             $2

  UNUSED CAPITAL LOSSES:
  Expires 12/31 of:                   Loss amount:
     2012                                      $14

  RECLASSIFICATIONS:
  Capital received from
     investors                                  $3
  Reclassified as:
  Net investment income
     not yet distributed                       ($3)


                                                         See financial notes. 31

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $4,415

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                     (14)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 1,320 a
Transfer agent and shareholder service fees                               1,563 b
Trustees' fees                                                               24 c
Custodian and portfolio accounting fees                                      33
Professional fees                                                            25
Registration fees                                                            19
Shareholder reports                                                          10
Other expenses                                                         +      7
                                                                       ---------
Total expenses                                                            3,001
Expense reduction                                                      -    743 d
                                                                       ---------
NET EXPENSES                                                              2,258

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   4,415
NET EXPENSES                                                           -  2,258
                                                                       ---------
NET INVESTMENT INCOME                                                     2,157
NET REALIZED LOSSES                                                    +    (14)
                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $2,143

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.25% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through April 30, 2005, to 0.65% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.


32 See financial notes.

SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                          1/1/04-12/31/04       1/1/03-12/31/03
Net investment income                              $2,157                $1,557
Net realized gains and losses             +           (14)                   42
                                          --------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              2,143                 1,599

DISTRIBUTIONS PAID a
--------------------------------------------------------------------------------
Dividends from net investment income                2,155                 1,569 b

TRANSACTIONS IN FUND SHARES c
--------------------------------------------------------------------------------
Shares sold                                     1,416,322             1,014,686
Shares reinvested                                   2,109                 1,546
Shares redeemed                           +    (1,400,551)             (989,751)
                                          --------------------------------------
NET TRANSACTIONS IN FUND SHARES                    17,880                26,481

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               327,712               301,201
Total increase                            +        17,868                26,511 d
                                          --------------------------------------
END OF PERIOD                                    $345,580              $327,712 e

  Unless stated, all numbers x 1,000.

a For the prior year, the fund elected not to distribute realized capital gains and accordingly paid federal and state taxes on such gains in the amount of $12.

b UNAUDITED

  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

c Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

d Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes net investment income not yet distributed in the amount of $2 at the end of current period.


                                                         See financial notes. 33

SCHWAB FLORIDA MUNICIPAL MONEY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                    1/1/04-     1/1/03-     1/1/02-     1/1/01-     1/1/00-
                                                   12/31/04    12/31/03    12/31/02    12/31/01    12/31/00
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 1.00        1.00        1.00        1.00       1.00
                                                   --------------------------------------------------------------------------
Income from investment operations:
   Net investment income                               0.01        0.00 1      0.01        0.02       0.04
                                                   --------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income               (0.01)      (0.00) 1    (0.01)      (0.02)     (0.04)
                                                   --------------------------------------------------------------------------
Net asset value at end of period                       1.00        1.00        1.00        1.00       1.00
                                                   --------------------------------------------------------------------------
Total return (%)                                       0.60        0.46        0.96        2.32       3.62

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                              0.66        0.64        0.59        0.59       0.60 2
   Gross operating expenses                            0.85        0.85        0.87        0.87       0.89
   Net investment income                               0.59        0.47        0.95        2.30       3.56
Net assets, end of period ($ x 1,000,000)             1,905       1,804       1,785       1,518      1,435

1 Per share amount was less than $0.01.

2 The ratio of net operating expenses would have been 0.59% if certain non-routine expenses (proxy fees) had not been included.


34 See financial notes.

SCHWAB FLORIDA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

+  Credit-enhanced security

~  Liquidity-enhanced security

@  Variable-rate security

o  Tender option bond

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                         COST            VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)        ($x1,000)
--------------------------------------------------------------------------------
 98.0%  MUNICIPAL
        SECURITIES                                    1,866,017        1,866,017
--------------------------------------------------------------------------------
 98.0%  TOTAL INVESTMENTS                             1,866,017        1,866,017

  2.0%  OTHER ASSETS AND
        LIABILITIES                                                       38,612
--------------------------------------------------------------------------------
100.0%  TOTAL NET ASSETS                                               1,904,629

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       MUNICIPAL SECURITIES 98.0% of net assets

       CALIFORNIA 0.7%

       ACCESS LOANS FOR LEARNING
       STUDENT LOAN CORP
    +@ Student Loan Program RB
         Senior Series II-a-7
         1.80%, 06/01/05                                 13,400           13,400

       COLORADO 0.2%

       COLORADO DEPT OF
       TRANSPORTATION
  +~@o Transportation Refunding RAN
         Series 2004B
         1.55%, 04/07/05                                  4,745            4,745

       FLORIDA 92.2%

       ALACHUA CNTY HEALTH FACILITIES
       AUTH
  +~@o Health Facilities RB (Shands
         Hospital) Series 1992R
         2.02%, 01/07/05                                 25,490           25,490

       ALACHUA CNTY SCHOOL BOARD
  +~@o COP Series 2004
         2.04%, 01/07/05                                  9,045            9,045

       BREVARD CNTY
     + Limited Ad Valorem Tax
         Refunding Bonds Series 1992
         1.14%, 03/01/05                                  1,000            1,008

       BREVARD CNTY EDUCATIONAL
       FACILITIES AUTH
    +@ RB (Florida Institute of
         Technology) Series B
         2.00%, 01/07/05                                  9,700            9,700

       BREVARD CNTY HEALTH FACILITIES
       AUTH
    +@ RB (Wuesthoff Health Systems)
         Series 2004
         2.00%, 01/07/05                                 14,200           14,200

       BREVARD CNTY HFA
    +@ M/F Housing Refunding RB
         (Shore View Apts)
         Series 1995
         2.00%, 01/07/05                                  1,900            1,900


                                                         See financial notes. 35

SCHWAB FLORIDA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       BROWARD CNTY
     + Airport System RB Series L
         1.84%, 10/01/05                                  3,665            3,696
   +~@ Subordinate Port Facilities
         Refunding RB (Port
         Everglades) Series 1998
         2.03%, 01/07/05                                  9,025            9,025

       BROWARD CNTY EDUCATIONAL
       FACILITIES AUTH
    +@ Educational Facilities RB
         (Nova Southeastern Univ.)
         Series 2000A
         2.00%, 01/07/05                                 10,900           10,900

       BROWARD CNTY HFA
    +@ M/F Housing RB (Pembroke
         Village Apts) Series 2004
         2.02%, 01/07/05                                  7,000            7,000
    +@ M/F Housing RB (Pier Club
         Village Apts) Series 2004
         2.02%, 01/07/05                                 13,800           13,800
    +@ M/F Housing RB (Southern
         Pointe) Series 1997
         2.00%, 01/07/05                                  7,750            7,750
    +@ M/F Housing Refunding RB
         (Fisherman's Landing)
         Series 1999
         2.00%, 01/07/05                                  1,070            1,070
    +@ M/F Housing RB (Landings of
         Inverrary Apts) Series 1985
         1.99%, 01/07/05                                  7,500            7,500
    +@ M/F Housing Refunding
         RB (Island Club Apts)
         Series 2001A
         1.99%, 01/07/05                                  3,000            3,000
    +@ M/F Housing Refunding
         RB (Reflections Apts)
         Series 1999
         2.00%, 01/07/05                                 10,000           10,000
    +@ M/F Housing Refunding
         RB (Water's Edge)
         Series 1997
         2.00%, 01/07/05                                    400              400
    +@ M/F Housing Variable Rate
         Demand RB (Sanctuary
         Apts) Series 1985
         1.99%, 01/07/05                                  9,000            9,000
  +~@o S/F Mortgage RB
         Series 1999B
         2.07%, 01/07/05                                  2,025            2,025

       CAPE CORAL
       CP Notes
     +   1.48%, 04/04/05                                  6,000            6,000
     +   2.00%, 06/02/05                                 10,600           10,600

       CHARLOTTE CNTY
   +~@ Refunding RB Series 2003A
         1.99%, 01/07/05                                 37,000           37,000
   +~@ Refunding RB Series 2003B
         2.00%, 01/07/05                                  9,650            9,650

       CHARLOTTE CNTY HFA
    +@ M/F Housing RB (Murdock
         Circle Apts) Series 2000
         2.05%, 01/07/05                                  7,000            7,000

       COLLIER CNTY HEALTH FACILITIES
       AUTH
     + RB (Cleveland Clinic Health
         System) Series 2003C-2
         1.78%, 03/07/05                                  1,500            1,500

       COLLIER CNTY HFA
    +@ M/F Housing RB (Brittany Bay
         Apts) Series 2001A
         1.99%, 01/07/05                                  3,350            3,350

       DADE CNTY
   +~@ Water & Sewer System RB
         Series 1994
         1.86%, 01/07/05                                 48,480           48,480

       DADE CNTY IDA
    +@ IDRB (Michael-Ann Russell
         Jewish Community Ctr)
         Series 1997
         2.00%, 01/07/05                                  4,385            4,385
    +@ IDRB (South Florida Stadium
         Corp) Series 1985C
         1.98%, 01/07/05                                  1,050            1,050

       DAVIE
    +@ RB (United Jewish Community
         of Broward Cnty) Series 2003
         2.00%, 01/07/05                                  6,000            6,000

       ESCAMBIA HFA
  +~@o S/F RB Series 1997A
         2.14%, 01/07/05                                  2,110            2,110


36 See financial notes.

SCHWAB FLORIDA MUNICIPAL MONEY FUND

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       S/F RB Series 2001A
  +~@o   2.07%, 01/07/05                                  2,245            2,245
  +~@o   2.11%, 01/07/05                                  1,835            1,835
   ~@o S/F RB Series 2002A-1
         1.23%, 03/31/05                                  3,220            3,220

       EUSTIS
    +@ RB Installment 1997A
         2.00%, 01/07/05                                  3,475            3,475

       FLAGLER CNTY SD
       TAN Series 2004
         1.78%, 06/15/05                                  9,900            9,954

       FLORIDA
  +~@o Dept of Environmental
         Protection Preservation 2000
         RB Series 1997B
         2.03%, 01/07/05                                 23,010           23,010

       FLORIDA DEPT OF ENVIRONMENTAL
       PROTECTION
     + Florida Forever Refunding RB
         Series 2003B
         1.82%, 07/01/05                                 14,315           14,610

       FLORIDA DEVELOPMENT FINANCE CORP
    +@ IDRB (Central Farms)
         Series 1999 A4
         2.11%, 01/07/05                                    750              750
    +@ IDRB (Schmitt Family
         Partnership) Series 1999 A2
         2.11%, 01/07/05                                  1,875            1,875
    +@ IDRB (Sunshine State Christian
         Homes) Series 1999 A3
         2.05%, 01/07/05                                  1,180            1,180
    +@ IDRB (Vutec Corp) Series
         1999 A1
         2.11%, 01/07/05                                  1,600            1,600
    +@ IDRB Enterprise Bond Program
         (Pioneer-Ram) Series 1998 A3
         2.11%, 01/07/05                                    980              980

       FLORIDA HFA
  +~@o Homeowner Mortgage RB
         Series 2000 4
         2.11%, 01/07/05                                  3,820            3,820
    +@ Housing RB (Ashley Lake
         Park II) Series 1989J
         1.99%, 01/07/05                                 19,535           19,535
    +@ Housing RB (Caribbean Key
         Apts) Series 1996F
         2.02%, 01/07/05                                  3,400            3,400
    +@ Housing RB (Heron Park)
         Series 1996U
         1.99%, 01/07/05                                  3,685            3,685
    +@ Housing RB (Tiffany Club Apts)
         Series 1996P
         2.02%, 01/07/05                                  7,150            7,150
    +@ M/F Guaranteed Mortgage RB
         (Oaks At Regency) Series
         1983K
         2.00%, 01/07/05                                  6,925            6,925
    +@ M/F Housing RB (Buena Vista
         Place) Series 1985 MM
         1.89%, 01/07/05                                 10,000           10,000
    +@ M/F Housing RB (Cameron
         Cove Apts) Series 1985 XX
         2.00%, 01/07/05                                  7,100            7,100
    +@ M/F Housing Refunding (South
         Pointe) Series 1998J
         2.00%, 01/07/05                                  5,500            5,500
    +@ M/F Housing Refunding RB
         (Reflections Apts) Series
         2001 K-A
         2.00%, 01/07/05                                 12,500           12,500
    +@ M/F Mortgage RB (Mill Creek
         Apts) Series 2004K
         2.05%, 01/07/05                                  8,000            8,000
    +@ M/F Mortgage RB (Pinnacle
         Pointe Apts) Series 2003N
         1.91%, 01/07/05                                  7,915            7,915
    +@ M/F Mortgage RB (Wellesley
         Apts) Series 2003O
         1.91%, 01/07/05                                  7,940            7,940
    +@ M/F Mortgage RB (Wexford
         Apts) Series 2003P
         1.91%, 01/07/05                                  8,035            8,035
    +@ M/F Mortgage Refunding RB
         (Victoria Park Apts) Series
         2002 J-1
         2.00%, 01/07/05                                 10,370           10,370
    +@ RB (Heritage Pointe Apts)
         Series 1999 I-1
         2.02%, 01/07/05                                  9,500            9,500
    +@ RB (Timberline Apts)
         Series 1999P
         1.98%, 01/07/05                                  6,135            6,135


                                                         See financial notes. 37

SCHWAB FLORIDA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       FLORIDA HIGHER EDUCATIONAL
       FACILITIES FINANCING AUTH
    +@ RB (St. Thomas Univ.)
         Series 2003
         2.22%, 01/03/05                                    100              100

       FLORIDA LOCAL GOVERNMENT
       FINANCE COMM
       Pooled TECP Series 1994A
     +   1.83%, 01/04/05                                 10,745           10,745
     +   2.00%, 01/04/05                                    750              750
     +   1.70%, 01/06/05                                  3,555            3,555
     +   1.72%, 01/07/05                                 26,905           26,905
     +   1.90%, 02/02/05                                  3,860            3,860
     +   1.82%, 03/03/05                                  4,000            4,000
     +   1.83%, 03/08/05                                 16,375           16,375

       FLORIDA PORTS FINANCING COMM
     + RB (Transportation Trust Fund)
         Series 1996
         1.59%, 06/01/05                                  4,575            4,657
       FLORIDA STATE BOARD OF EDUCATION
  +~@o Public Education Capital Outlay
         Bonds Series 1998A
         1.08%, 01/07/05                                 11,000           11,000
   ~@o Public Education Capital Outlay
         Bonds Series 1998E
         2.02%, 01/07/05                                 12,280           12,280
  +~@o Public Education Capital Outlay
         Bonds Series 1999C
         2.03%, 01/07/05                                 17,855           17,855
   ~@o Public Education Capital Outlay
         Bonds Series 2001I
         2.02%, 01/07/05                                  4,715            4,715
  +~@o Public Education Capital Outlay
         Bonds Series 2003C
         2.03%, 01/07/05                                  7,500            7,500
   ~@o Public Education Capital Outlay
         Refunding Bonds,
         Series 2001B
         2.02%, 01/07/05                                 14,100           14,100

       FORT PIERCE UTILITIES AUTH
  +~@o Utilities Refunding RB
         Series 2003
         2.02%, 01/07/05                                  6,325            6,325

       GAINESVILLE
    +@ IDRB (Exactech) Series 1997
         2.06%, 01/07/05                                  2,400            2,400
    +@ IDRB (Lifesouth Community
         Blood Centers), Series 1999
         2.00%, 01/07/05                                  5,450            5,450

       GREATER ORLANDO AVIATION AUTH
   +~@ Airport Facilities RB
         Series 2002E
         1.98%, 01/07/05                                110,290          110,290
     + Airport Facilities Subordinated
         TECP Series A
         1.90%, 03/03/05                                 15,240           15,240
     + Airport Facilities Subordinated
         TECP Series B
         1.87%, 02/03/05                                 12,650           12,650
       Airport Facility RB (Flightsafety
         Int'l) Series 2003A
    +@   2.06%, 01/07/05                                  3,900            3,900
    +@   2.06%, 01/07/05                                  5,000            5,000

       GULF BREEZE
   +~@ Local Government Loan
         Program RB Series 1985B
         1.99%, 01/07/05                                 22,620           22,620
   +~@ Local Government Loan
         Program RB Series 1985C
         1.99%, 01/07/05                                  6,735            6,735
   +~@ Local Government Loan
         Program RB Series 1985E
         1.99%, 01/07/05                                  7,140            7,140

       HILLSBOROUGH CNTY
       Capital Improvement Program
         TECP Series A
     +   1.48%, 01/04/05                                 19,335           19,335
     +   1.35%, 03/30/05                                  1,535            1,535
       Capital Improvement TECP
         Series B
     +   1.90%, 02/02/05                                  2,700            2,700
     +   1.90%, 02/03/05                                  7,700            7,700
     + Solid Waste & Resource
         Recovery Refunding RB
         Series 2004
         1.57%, 09/01/05                                  3,230            3,260

       HILLSBOROUGH CNTY AVIATION AUTH
     + Airport Facilities Subordinated
         TECP Series B
         1.85%, 02/03/05                                 17,600           17,600
     +   1.92%, 03/03/05                                 14,400           14,400


38 See financial notes.

SCHWAB FLORIDA MUNICIPAL MONEY FUND

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
  +~@o Tampa International Airport RB
         Series 2003A
         2.08%, 01/07/05                                  5,495            5,495

       HILLSBOROUGH CNTY IDA
    +@ Educational Facilities RB
         (Berkeley Preparatory School)
         Series 1999
         2.00%, 01/07/05                                  4,545            4,545
  +~@o IDRB (University Community
         Hospital) Series 1994
         2.02%, 01/07/05                                 32,000           32,000
    +@ RB (Independent Day School)
         Series 2000
         2.05%, 01/07/05                                  1,900            1,900
    +@ RB (Tampa Metropolitan Area
         YMCA) Series 2000
         2.05%, 01/07/05                                  7,600            7,600

       JACKSONVILLE ECONOMIC
       DEVELOPMENT COMM
    +@ RB (Bolles School Project)
         Series 1999A
         1.74%, 01/07/05                                  2,940            2,940
    +@ Refunding RB (YMCA of Florida
         First Coast) Series 2003
         2.00%, 01/07/05                                  4,900            4,900

       JACKSONVILLE ELECTRIC AUTH
   ~@o Electric System RB Series
         Three 2000A
         2.06%, 01/07/05                                  9,925            9,925
   +~@ Water & Sewer System
         Subordinated RB
         Series 2003B
         1.86%, 01/07/05                                 40,000           40,000

       JACKSONVILLE PORT AUTH
  +~@o Port Facility RB Series 1996
         2.11%, 01/07/05                                 10,100           10,100

       LAKE SHORE HOSPITAL AUTH
    +@ Health Facility RB (Lake Shore
         Hospital) Series 1991
         2.00%, 01/07/05                                  3,100            3,100

       LAKELAND
    +@ Educational Facilities RB
         (Florida Southern College)
         Series 1999
         2.00%, 01/07/05                                 26,775           26,775
    ~@ Energy System RB
         Series 2001A
         1.88%, 01/07/05                                 30,600           30,600
    ~@ Energy System Refunding RB
         Series 2003
         1.82%, 01/07/05                                 24,360           24,360

       LEE CNTY
  +~@o Airport RB Series 2000A
         2.08%, 01/07/05                                  4,958            4,958
    +@ Educational Facilities RB
         (Canterbury School)
         Series 1999
         2.00%, 01/07/05                                  6,000            6,000

       LEE CNTY HFA
    +@ M/F Housing RB (Crossings At
         Cape Coral Apts)
         Series 1999A
         1.98%, 01/07/05                                  6,160            6,160
    +@ M/F Housing RB (University
         Club Apts) Series 2002A
         2.02%, 01/07/05                                  7,500            7,500

       MANATEE CNTY HFA
    +@ M/F Housing RB (Centre Court
         Apts) Series 2000
         2.03%, 01/07/05                                  3,760            3,760
    +@ M/F Housing RB (La Mirada
         Gardens) Series 2002A
         2.07%, 01/07/05                                  4,000            4,000
    +@ M/F Housing RB (Sabal Palm
         Harbor Apts) Series 2000A
         1.97%, 01/07/05                                  3,070            3,070
    +@ M/F Housing RB (Sabal Palm
         Harbor Apts) Series 2000B
         1.97%, 01/07/05                                  3,755            3,755
    +@ M/F Mortgage Refunding RB
         (Hampton Court)
         Series 1989A
         1.74%, 01/07/05                                  3,500            3,500

       MARION CNTY IDA
    +@ M/F Housing Refunding RB
         (Chambrel at Pinecastle)
         Series 2002
         2.00%, 01/07/05                                  7,741            7,741


                                                         See financial notes. 39

SCHWAB FLORIDA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       MIAMI HEALTH FACILITIES AUTH.
    +@ Health Facilities RB (Miami
         Jewish Home & Hospital For
         the Aged) Series 1996
         2.00%, 01/07/05                                  7,100            7,100

       MIAMI-DADE CNTY
       Aviation TECP (Miami
         International Airport) Series A
     +   1.83%, 01/05/05                                  4,520            4,520
     +   1.70%, 01/06/05                                 13,551           13,551
     +   1.87%, 01/20/05                                  3,026            3,026

       MIAMI-DADE CNTY HOUSING
       FINANCE AUTH
    +@ M/F Mortgage RB
         Series 2003-3
         2.04%, 01/07/05                                  9,150            9,150

       MIAMI-DADE CNTY IDA
    +@ IDRB (Airbus Service Co)
         Series 1998A
         1.84%, 01/07/05                                  8,550            8,550
   +~@ IDRB (Airis Miami)
         Series 1999A
         1.98%, 01/07/05                                 14,100           14,100
    +@ IDRB (Arctic Partners)
         Series 1999
         2.11%, 01/07/05                                  2,280            2,280
    +@ IDRB (Fine Art Lamps)
         Series 1998
         2.06%, 01/07/05                                  1,600            1,600
    +@ IDRB (Tarmac America)
         Series 2004
         2.05%, 01/07/05                                  3,200            3,200
    +@ RB (Belen Jesuit Preparatory
         School) Series 1999
         2.00%, 01/07/05                                  6,665            6,665
    +@ RB (Gulliver Schools)
         Series 2000
         2.05%, 01/07/05                                  3,800            3,800

       MIAMI-DADE CNTY SD
       TAN Series 2004
         1.48%, 06/28/05                                 20,000           20,123
         1.78%, 06/28/05                                 10,400           10,448

       NASSAU CNTY
    +@ Pollution Control Private Activity
         RB (Rayonair) Series 1999
         1.98%, 01/07/05                                  7,665            7,665

       OCEAN HIGHWAY & PORT AUTH
    +@ RB Series 1990
         2.03%, 01/07/05                                  9,800            9,800

       OKEECHOBEE CNTY
    +@ Exempt Facility RB
         (Okeechobee Landfill)
         Series 1999
         1.79%, 01/07/05                                 15,000           15,000

       ORANGE CNTY
     + Sales Tax RB Series 2002A
         1.14%, 01/01/05                                  4,100            4,100

       ORANGE CNTY HEALTH FACILITIES
       AUTH
    +@ Hospital RB (Orlando Regional
         Healthcare System)
         Series 2004
         2.22%, 01/07/05                                  2,000            2,000

       ORANGE CNTY HEALTH FINANCE
       AUTH
    +@ RB (Adventist Health
         System/Sunbelt) Series 1992
         2.00%, 01/07/05                                  3,000            3,000
       Refunding Program RB (Pooled
         Hospital Loan) Series 1985
     +   2.02%, 01/04/05                                  9,500            9,500
     +   1.80%, 01/18/05                                 19,900           19,900
     +   1.89%, 01/24/05                                 16,100           16,100

       ORANGE CNTY HFA
    +@ Housing Refunding RB
         (Highland Pointe Apts)
         Series 1998J
         1.05%, 01/07/05                                  7,455            7,455
    +@ M/F Guaranteed Mortgage
         Refunding RB (Sundown
         Associates II) Series 1989A
         1.60%, 01/07/05                                  4,600            4,600
    +@ M/F Housing RB (Glenn On
         Millenia Blvd) Series 2001C
         1.99%, 01/07/05                                  3,355            3,355
    +@ M/F Housing RB (Palm Key
         Apts) Series 1997C
         2.00%, 01/07/05                                  5,000            5,000
    +@ M/F Housing RB (West Pointe
         Villas Apts) Series 2000F
         2.03%, 01/07/05                                  5,750            5,750


40 See financial notes.

SCHWAB FLORIDA MUNICIPAL MONEY FUND

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
    +@ M/F Housing RB
         (Windsor Pines) Series 2000E
         1.97%, 01/07/05                                  3,200            3,200
    +@ M/F Housing Refunding RB
         (Andover Place Apts)
         Series 1998F
         2.04%, 01/07/05                                  7,770            7,770
    +@ M/F Housing Refunding RB
         (Heather Glen Apts)
         Series 2001E
         1.95%, 01/07/05                                 11,900           11,900
    +@ M/F Housing Refunding RB
         (Smokewood/Sun Key Apts)
         Series 1992A
         2.00%, 01/07/05                                 19,950           19,950

       ORANGE CNTY IDA
    +@ Educational Facilities RB (UCF
         Hospitality School Student
         Housing Fndn) Series 2004
         2.00%, 01/07/05                                  9,000            9,000
    +@ IDRB (Central Florida Kidney
         Centers) Series 2000
         2.00%, 01/07/05                                  5,000            5,000
    +@ IDRB (Central Florida YMCA)
         Series 2002A
         2.05%, 01/07/05                                  4,400            4,400
    +@ IDRB (Goodwill Industries of
         Central Florida) Series 1999
         2.00%, 01/07/05                                  6,000            6,000
    +@ RB (Center For Drug Free
         Living) Series 1999
         1.74%, 01/07/05                                  9,095            9,095

       ORANGE CNTY SD
       TAN Series 2004
         1.78%, 09/19/05                                 30,000           30,258

       ORLANDO UTILITIES COMM
    ~@ Water & Electric RB
         Series 2002B
         1.88%, 01/07/05                                  4,300            4,300

       ORLANDO-ORANGE CNTY
       EXPRESSWAY AUTH
   +~@ Refunding RB Series 2003C-2
         1.93%, 01/07/05                                  4,500            4,500

       PALM BEACH CNTY
    +@ Airport RB (Galaxy Aviation)
         Series 2000A
         2.06%, 01/07/05                                  6,000            6,000
    +@ Economic Development
         Refunding & Improvement RB
         (YMCA) Series 2003
         1.74%, 01/07/05                                 13,700           13,700
    +@ IDBR (South Florida Blood
         Banks) Series 2002
         2.00%, 01/07/05                                  8,075            8,075
    +@ IDRB (Palm Beach Day School)
         Series 1999
         2.00%, 01/07/05                                  7,000            7,000
    +@ RB (Benjamin Private School)
         Series 2003
         2.00%, 01/07/05                                  4,500            4,500
    +@ RB (Comprehensive Alcoholism
         Rehabilitation Programs)
         Series 2000
         1.74%, 01/07/05                                  5,100            5,100
    +@ RB (Norton Gallery & School of
         Art) Series 1995
         2.00%, 01/07/05                                  2,500            2,500
    +@ RB (Zoological Society of the
         Palm Beaches) Series 2001
         2.05%, 01/07/05                                  5,500            5,500

       PALM BEACH CNTY EDUCATIONAL
       FACILITIES AUTH
    +@ Educational Facilities RB (Lynn
         Univ.) Series 2001
         2.00%, 01/07/05                                  3,300            3,300

       PALM BEACH CNTY HEALTH
       FACILITIES AUTH
     + Refunding Program RB (Pooled
         Hospital Loan) Series 1985
         1.85%, 01/11/05                                  7,300            7,300

       PALM BEACH CNTY HFA
    +@ M/F Housing RB (Azalea Place
         Apts) Series 1999A
         1.98%, 01/07/05                                  3,000            3,000
    +@ M/F Housing Refunding RB
         (Emerald Bay Club Apts)
         Series 2004
         2.02%, 01/07/05                                  6,500            6,500
    +@ M/F Housing Refunding RB
         (Spinnaker Landing Apts)
         Series 1998
         2.03%, 01/07/05                                  2,845            2,845


                                                         See financial notes. 41

SCHWAB FLORIDA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       PASCO CNTY SD
   +~@ COP Series 1996
         1.99%, 01/07/05                                 47,100           47,100

       PINELLAS CNTY HEALTH FACILITIES
       AUTH
    +@ Hospital Facilities Refunding &
         RB (Bayfront Hospital)
         Series 2004
         2.22%, 01/03/05                                  2,200            2,200

       PINELLAS CNTY HFA
   ~@o S/F Housing RB
         Series 1999 B-1
         2.07%, 01/07/05                                  2,180            2,180

       PINELLAS CNTY IDA
    +@ IDRB (H & S Swansons Tool
         Co) Series 2001
         2.06%, 01/07/05                                  3,565            3,565
    +@ IDRB (Restorative Care of
         America) Series 2001
         2.16%, 01/07/05                                  1,690            1,690

       POLK CNTY
  +~@o Utility System RB Series 2004A
         2.02%, 01/07/05                                  3,495            3,495

       POLK CNTY IDA
    +@ IDRB (Lifepath Hospice &
         Palliative Care) Series 2004
         2.00%, 01/07/05                                  6,600            6,600
    +@ IDRB (Pavermodule)
         Series 1998
         2.06%, 01/07/05                                  3,010            3,010

       PORT ST LUCIE
   +~@ Utility System Refunding RB
         Series 2004A
         2.02%, 01/07/05                                  5,000            5,000

       SARASOTA CNTY
    +@ RB (Sarasota Family YMCA)
         Series 1999
         1.74%, 01/07/05                                  2,470            2,470

       SEMINOLE CNTY IDA
    +@ IDRB (Amrhein Family Limited
         Partnership) Series 2001
         2.06%, 01/07/05                                  4,275            4,275

       SEMINOLE CNTY SD
       TAN Series 2004
         2.01%, 08/24/05                                 24,250           24,399

       SOUTHEAST VOLUSIA HOSPITAL
       DISTRICT
    +@ RB (Bert Fish Medical Center)
         Series 1995
         2.06%, 01/07/05                                 11,050           11,050

       ST PETERSBURG
    +@ Capital Improvement RB (Airport
         & Golf Course) Series 1997B
         2.00%, 01/07/05                                  1,830            1,830
    +@ Capital Improvement RB
         (Airport) Series 1997C
         2.06%, 01/07/05                                    335              335

       SUMTER CNTY IDA
    +@ IDRB (Robbins Mfg Co)
         Series 1997
         1.84%, 01/07/05                                  1,300            1,300

       SUNSHINE STATE GOVERNMENTAL
       FINANCING COMM
    +~ CP Revenue Notes (Miami-Dade
         Cnty Program) Series G
         1.73%, 01/04/05                                  4,539            4,539

       TALLAHASSEE-LEON CNTY CIVIC
       CENTER AUTH
    +@ Capital Improvement RB
         Series 1998A
         2.00%, 01/07/05                                 14,690           14,690

       TAMPA
    +@ Educational Facilities RB
         (Pepin Academy of Tampa)
         Series 2002
         2.04%, 01/07/05                                  3,875            3,875
    +@ Health Care Facilities RB
         (Lifelink Foundation)
         Series 1997
         2.00%, 01/07/05                                  4,800            4,800
   +~@ Occupational License Tax
         Refunding Bonds
         Series 2002C
         1.95%, 01/07/05                                  9,550            9,550
    +@ RB (Tampa Preparatory School)
         Series 2000
         1.88%, 01/07/05                                  6,500            6,500

       TAMPA BAY WATER AUTH
  +~@o Utility System Refunding &
         Improvement RB
         Series 2001A
         2.07%, 01/07/05                                  5,200            5,200


42 See financial notes.

SCHWAB FLORIDA MUNICIPAL MONEY FUND

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       UNIVERSITY OF SOUTH FLORIDA
       RESEARCH FOUNDATION
    +@ RB (Interdisciplinary Research
         Building) Series 2004A
         1.91%, 01/07/05                                 18,155           18,155

       VOLUSIA CNTY EDUCATIONAL
       FACILITIES AUTH
    +@ Educational Facilities RB
         (Bethune-Cookman College)
         Series 2001
         2.00%, 01/07/05                                 10,560           10,560

       WEST ORANGE HEALTHCARE DISTRICT
    +@ RB Series 1999B
         1.95%, 01/07/05                                  2,900            2,900
                                                                     -----------
                                                                       1,756,538
       HAWAII 0.3%

       HAWAII
     + Airports System Refunding RB
         Series 2001
         1.68%, 07/01/05                                  6,000            6,112

       ILLINOIS 0.5%

       CHICAGO
  +~@o O'Hare International Airport
         General Airport Third Lien RB
         Series 2003 B-2
         1.35%, 01/07/05                                  8,595            8,595

       INDIANA 0.2%

       INDIANA HFA
   ~@o S/F Mortgage RB
         Series 2002B
         2.11%, 01/07/05                                  4,755            4,755

       KENTUCKY 0.6%

       KENTUCKY HOUSING CORP
   ~@o Housing RB Series 1998B
         1.62%, 07/21/05                                 11,995           11,995

       MASSACHUSETTS 1.4%

       ARLINGTON
       School BAN
         1.53%, 07/21/05                                  8,000            8,064

       EVERETT
       BAN
         1.82%, 09/09/05                                  7,875            7,938

       RALPH C. MAHAR REGIONAL SD
       BAN
         1.69%, 07/14/05                                  9,700            9,766
                                                                     -----------
                                                                          25,768
       MICHIGAN 0.0%

       WAYNE CNTY
   +~@ Airport RB (Detroit Metropolitan
         Wayne Cnty Airport)
         Series 2002A
         2.01%, 01/07/05                                    450              450

       OREGON 0.0%

       PORTLAND
       TAN (Fire & Police Disability &
         Retirement Fund) Series 2004
         1.60%, 06/29/05                                     60               61

       PENNSYLVANIA 0.3%

       ALLEGHENY CNTY PORT AUTH
     + Grant Anticipation Notes
         Series 2004
         1.63%, 06/30/05                                  5,000            5,033

       PUERTO RICO 0.2%

       PUERTO RICO PUBLIC BUILDINGS
       AUTH
  +~@o Refunding RB Series L
         2.00%, 01/07/05                                  3,045            3,045

       SOUTH CAROLINA 0.3%

       SOUTH CAROLINA ASSN OF GOV'TAL
       ORGANIZATIONS
       COP Series 2004
         1.53%, 04/15/05                                  5,000            5,017

       TEXAS 0.5%

       DALLAS FORT WORTH INTERNATIONAL
       AIRPORT
  +~@o Joint Improvement & Refunding
         RB Series 2001A
         1.35%, 01/07/05                                  7,495            7,495
  +~@o Joint RB Series 2003A
         2.08%, 01/07/05                                  3,000            3,000
                                                                     -----------
                                                                          10,495


                                                         See financial notes. 43

SCHWAB FLORIDA MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       WASHINGTON 0.3%

       CLARK CNTY PUBLIC UTILITY DIST
     + Electric System Refunding RB
         Series 2002
         1.15%, 01/01/05                                  5,000            5,000

       WISCONSIN 0.3%

       NEW BERLIN SD
       Note Anticipation Notes
         1.95%, 04/15/05                                  5,000            5,008

END OF INVESTMENTS.


44 See financial notes.

SCHWAB FLORIDA MUNICIPAL MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                $1,866,017 a
Cash                                                                        650
Receivables:
   Interest                                                               5,783
   Investments sold                                                      32,303
Prepaid expenses                                                  +          48
                                                                  --------------
TOTAL ASSETS                                                          1,904,801

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Dividends to shareholders                                                 55
   Investment adviser and administrator fees                                 23
   Transfer agent and shareholder service fees                               53
   Trustees' fees                                                             4
Accrued expenses                                                  +          37
                                                                  --------------
TOTAL LIABILITIES                                                           172

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          1,904,801
TOTAL LIABILITIES                                                 -         172
                                                                  --------------
NET ASSETS                                                           $1,904,629

NET ASSETS BY SOURCE
Capital received from investors                                       1,904,705
Net investment income not yet distributed                                    12
Net realized capital losses                                                 (88)

NET ASSET VALUE (NAV)
                     SHARES
NET ASSETS     /     OUTSTANDING     =     NAV
$1,904,629           1,904,617             $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost for the fund's securities was $1,866,017. During the reporting period, the fund had $2,569,470 in transactions with other Schwab Funds.

  FEDERAL TAX DATA
  -------------------------------------------------
  COST BASIS OF PORTFOLIO                $1,866,025

  AS OF DECEMBER 31, 2004:

  UNDISTRIBUTED EARNINGS:
  Tax-exempt income                             $12

  UNUSED CAPITAL LOSSES:
  Expires 12/31 of:                    Loss amount:
    2012                                        $80


                                                         See financial notes. 45

SCHWAB FLORIDA MUNICIPAL MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $14,878

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                     (88)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 4,455 a
Transfer agent and shareholder service fees                               5,342 b
Trustees' fees                                                               26 c
Custodian and portfolio accounting fees                                      96
Professional fees                                                            29
Registration fees                                                            49
Shareholder reports                                                          24
Other expenses                                                        +      18
                                                                      ----------
Total expenses                                                           10,039
Expense reduction                                                     -   2,204 d
                                                                      ----------
NET EXPENSES                                                              7,835

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  14,878
NET EXPENSES                                                          -   7,835
                                                                      ----------
NET INVESTMENT INCOME                                                     7,043
NET REALIZED LOSSES                                                   +     (88)
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $6,955

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.25% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through April 30, 2005, to 0.66% of average daily net assets. These limits excludes interest, taxes and certain non-routine expenses.


46 See financial notes.

SCHWAB FLORIDA MUNICIPAL MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                             1/1/04-12/31/04    1/1/03-12/31/03
Net investment income                                 $7,043             $5,103
Net realized gains and losses                +           (88)               299
                                             -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                 6,955              5,402

DISTRIBUTIONS PAID a
--------------------------------------------------------------------------------
Dividends from net investment income                   7,031              5,161 b

TRANSACTIONS IN FUND SHARES c
--------------------------------------------------------------------------------
Shares sold                                        4,541,419          4,082,999
Shares reinvested                                      6,847              5,010
Shares redeemed                              +    (4,447,636)        (4,069,070)
                                             -----------------------------------
NET TRANSACTIONS IN FUND SHARES                      100,630             18,939

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                1,804,075          1,784,895
Total increase                               +       100,554             19,180 d
                                             -----------------------------------
END OF PERIOD                                     $1,904,629         $1,804,075 e

  Unless stated, all numbers x 1,000.

a For the prior year, the fund elected not to distribute realized capital gains and accordingly paid federal and state taxes on such gains in the amount of $58.

b UNAUDITED

  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

c Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

d Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.

e Includes net investment income not yet distributed in the amount of $12 at the end of current period.


                                                         See financial notes. 47

SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                            1/1/04-        5/16/03 1-
                                                            12/31/04       12/31/03
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        1.00           1.00
                                                            ------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.01           0.00 2
                                                            ------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.01)         (0.00) 2
                                                            ------------------------------------------------------------------------
Net asset value at end of period                              1.00           1.00
                                                            ------------------------------------------------------------------------
Total return (%)                                              0.64           0.30 3

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                      0.60           0.51 4,5
  Gross operating expenses                                    0.86           0.86 4
  Net investment income                                       0.63           0.48 4
Net assets, end of period ($ x 1,000,000)                      386            363

1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 Annualized.

5 In addition to the guaranteed expense limit in place, the investment adviser voluntarily reduced the fund's annualized operating expense by an additional 0.09%.


48 See financial notes.

SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

+  Credit-enhanced security

~  Liquidity-enhanced security

@  Variable-rate security

o  Tender option bond

=  Delayed-delivery security

* All or a portion of this security is held as collateral for delay-delivery security

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase. For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                     COST                VALUE
HOLDINGS BY CATEGORY                              ($x1,000)            ($x1,000)
--------------------------------------------------------------------------------
100.5%  MUNICIPAL
        SECURITIES                                  387,478              387,478
--------------------------------------------------------------------------------
100.5%  TOTAL INVESTMENTS                           387,478              387,478

(0.5)%  OTHER ASSETS AND
        LIABILITIES                                                      (1,762)
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                       385,716

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      MUNICIPAL SECURITIES 100.5% of net assets

      MASSACHUSETTS 97.6%
      AMHERST
      BAN
        1.78%, 07/08/05                                      4,000         4,025

      ARLINGTON
      School BAN
        1.53%, 07/21/05                                      2,745         2,767

      BEDFORD
      BAN
        1.14%, 02/18/05                                      3,000         3,007

    = BILLERICA
      BAN
        2.03%, 07/07/05                                      3,824         3,842

      COHASSET
      BAN
        1.57%, 08/12/05                                      5,000         5,037

      CONCORD
      Unlimited Tax School BAN
        1.63%, 09/29/05                                      2,000         2,020

      DIGHTON-REHOBOTH REGIONAL SD
      BAN
        2.05%, 06/03/05                                      2,500         2,510
      BAN Series R-1
        1.64%, 06/03/05                                      2,000         2,011

      EASTON
      BAN
        1.60%, 06/10/05                                      2,000         2,010

      EVERETT
      BAN
        1.82%, 09/09/05                                      2,000         2,016

      FOXBOROUGH
      BAN
        1.63%, 06/16/05                                      2,500         2,513

      HAVERHILL
    + BAN
        1.20%, 04/01/05                                      2,000         2,005

      HUDSON
      BAN
        1.27%, 05/13/05                                      3,000         3,019


                                                         See financial notes. 49

SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      LAWRENCE
      School BAN
        2.28%, 12/22/05                                      2,000         2,018

      LYNNFIELD
      BAN
        1.30%, 03/01/05                                     11,313        11,321

      MARION
      BAN
        1.68%, 07/15/05                                      2,324         2,340

      MARLBOROUGH
      BAN
        1.60%, 06/16/05                                      2,000         2,013

      MASCONOMET REGIONAL SD
      BAN
        1.12%, 02/10/05                                      2,320         2,322

      MASSACHUSETTS
 +~@o GO Bonds Consolidated Loan
        Series 1998C
        2.03%, 01/07/05                                      3,485         3,485
  ~@o GO Bonds Consolidated Loan
        Series 2000C
        2.00%, 01/07/05                                     13,000        13,000
  ~@o GO Bonds Consolidated Loan
        Series 2004A
        2.02%, 01/07/05                                      4,995         4,995
   ~@ GO Refunding Bonds
        Series 1998A
        1.95%, 01/07/05                                      1,200         1,200
   ~@ GO Refunding Bonds
        Series 2001B
        2.03%, 01/07/05                                      7,750         7,750
   ~@ GO Refunding Bonds
        Series 2001C
        2.03%, 01/07/05                                     19,000        19,000
    ~ TECP Series D
        2.00%, 01/12/05                                      5,000         5,000
        1.90%, 01/25/05                                      5,000         5,000
    ~ TECP Series E
        1.83%, 01/11/05                                      2,500         2,500
    ~ TECP Series H
        1.80%, 01/12/05                                      3,000         3,000

      MASSACHUSETTS BAY TRANSIT AUTH
 +~@o General Transportation System
        Bonds Series 1999A
        2.00%, 01/07/05                                      1,000         1,000

      MASSACHUSETTS BAY
      TRANSPORTATION AUTH
  ~@o Sr Sales Tax Bonds 2004C
        1.98%, 01/07/05                                      5,000         5,000

      MASSACHUSETTS DEVELOPMENT
      FINANCE AGENCY
  +~@ Education RB (Dexter School)
        Series 2000
        1.97%, 01/07/05                                      2,720         2,720
   +@ M/F Housing RB (Salem
        Heights Apts) Series 2003A
        2.00%, 01/07/05                                      1,800         1,800
   +@ M/F Housing RB (Archstone
        Reading Apts) Series 2004A
        2.06%, 01/07/05                                      8,000         8,000
   +@ M/F Housing RB (Midway
        Studios) Series 2003A
        2.07%, 01/07/05                                      5,000         5,000
   +@ M/F Housing Refunding RB
        (Kensington at Chelmsford)
        Series 2002
        2.03%, 01/07/05                                     16,750        16,750
   +@ RB (Assumption College)
        Series 2002A
        1.97%, 01/07/05                                      7,800         7,800
  +~@ RB (Boston University)
        Series R-3
        2.00%, 01/07/05                                      8,200         8,200
   +@ RB (Judge Rotenberg Center)
        Series 2003
        1.97%, 01/07/05                                      1,785         1,785
   +@ RB (Sophia Snow Home)
        Series 2004A
        1.98%, 01/07/05                                        260           260
   +@ RB (Sophia Snow Home)
        Series 2004B
        1.98%, 01/07/05                                        350           350
  +~@ RB (Wentworth Institute of
        Technology) Series 2000
        1.97%, 01/07/05                                      2,515         2,515
   +@ RB (Fessenden School)
        Series 2001
        2.02%, 01/07/05                                      3,000         3,000
   +@ RB (Gordon College)
        Series 2002
        1.97%, 01/07/05                                      4,920         4,920


50 See financial notes.

SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
   +@ RB (Third Sector New
        England) Series 2004A
        2.01%, 01/07/05                                      6,300         6,300
 +~@o RB (WGBH Educational
        Foundation) 2002A
        2.01%, 01/07/05                                      3,000         3,000
   +@ RB (Worcester Academy)
        Series 2000
        2.00%, 01/07/05                                      7,500         7,500
   +@ RB (YMCA of Greater
        Boston) Series 2004A
        2.01%, 01/07/05                                      8,000         8,000
   +@ RB (You Inc) Series 2002
        1.98%, 01/07/05                                      4,825         4,825
   +@ RB (Dean College),
        Series 1999
        1.98%, 01/07/05                                      8,945         8,945

      MASSACHUSETTS HEALTH &
      EDUCATIONAL FACILITIES AUTH
 +~@o RB (Baystate Medical Ctr)
        Series D
        2.02%, 01/07/05                                     25,000        25,000
   +@ RB (Boston Home)
        Series 2002B
        1.97%, 01/07/05                                      2,500         2,500
  +~@ RB (Capital Assets
        Program) Series 1985D
        2.10%, 01/03/05                                        500           500
  ~@o RB (MIT) Series K
        2.03%, 01/07/05                                      8,800         8,800
    @ RB (Williams College)
        Series I
        1.05%, 04/01/05                                      3,000         3,000
 +~@o RB (Winchester Hospital)
        Series D
        2.03%, 01/07/05                                      6,000         6,000

     MASSACHUSETTS HFA
  +~@ Housing Bonds
        Series 2003F
        1.95%, 01/07/05                                        200           200
 +~@o M/F Housing Refunding
        RB Series 1995A
        2.00%, 01/07/05                                      3,780         3,780
  ~@o S/F Housing Notes
        Series S
        2.10%, 01/07/05                                      8,975         8,975

      MASSACHUSETTS IFA
   +@ RB (New England College
        of Optometry)
        Series 1997
        2.00%, 01/07/05                                      6,505         6,505
   +@ RB (Williston Northampton
        School) Series B
        2.00%, 01/07/05                                      3,100         3,100

      MASSACHUSETTS PORT AUTH
      TECP Series 2003A
    +   1.65%, 01/07/05                                      2,000         2,000
    +   1.85%, 02/04/05                                      1,000         1,000
    + TECP Series 2003B
        1.88%, 02/04/05                                      2,000         2,000
    + TECP Series 2003B
        1.88%, 02/04/05                                      2,200         2,200

      MASSACHUSETTS TURNPIKE
      AUTH
 +~@o Western Turnpike RB
        Series 1997A
        2.03%, 01/07/05                                      9,250         9,250

      MASSACHUSETTS WATER
      POLLUTION ABATEMENT TRUST
  ~@o Pool Program Bonds
        Series 5
        2.00%, 01/07/05                                      5,000         5,000
 ~@o* Water Pollution Abatement
        RB Subordinate
        Series 1999A
        2.05%, 01/07/05                                     15,000        15,000

      MEDWAY
      BAN Unlimited Tax
        1.76%, 10/07/05                                      2,000         2,019

      MENDON-UPTON REGIONAL SD
      BAN 2004
        1.24%, 04/28/05                                      3,000         3,017

      NASHOBA REGIONAL SD
      BAN
        2.20%, 09/02/05                                      2,000         2,017

      NASHOBA VALLEY TECHNICAL
      HIGH SD
      BAN
        1.48%, 08/12/05                                      3,000         3,027

      NEEDHAM
      BAN
        2.00%, 06/15/05                                      2,000         2,009


                                                         See financial notes. 51

SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                           FACE AMOUNT      VALUE
      RATE, MATURITY DATE                              ($ x 1,000)   ($ x 1,000)
      NORTH ANDOVER
      BAN
        1.76%, 10/07/05                                      2,000         2,019

      NORTHBOROUGH-SOUTHBOROUGH
      REGIONAL SD
      BAN
        1.84%, 10/27/05                                      2,000         2,019

      RALPH C. MAHAR REGIONAL SD
      BAN
        1.69%, 07/14/05                                      2,000         2,014

      SILVER LAKE REGIONAL SD
      GO BAN
        1.61%, 08/26/05                                      5,000         5,045

      SOMERVILLE
      GO BAN
        1.44%, 08/19/05                                      3,000         3,024

      SPRINGFIELD
      GO BAN
        1.75%, 06/17/05                                      2,500         2,514

      TEWKSBURY
      BAN
        1.11%, 02/18/05                                      2,500         2,503

      WAYLAND
      BAN
        2.00%, 09/15/05                                      2,000         2,017

      WEYMOUTH
      BAN
        1.46%, 03/10/05                                      3,000         3,008

      WILLIAMSTOWN
      Unlimited Tax BAN
        1.37%, 05/05/05                                      3,000         3,016

      WOBURN
      BAN
        1.19%, 04/08/05                                      3,000         3,004
                                                                     -----------
                                                                         376,478

      PUERTO RICO 2.9%

      GOVERNMENT DEVELOPMENT BANK
      OF PUERTO RICO
      TECP Series 1997
        1.47%, 01/07/05                                     10,000        10,000
        1.85%, 03/11/05                                      1,000         1,000
                                                                     -----------
                                                                          11,000

END OF INVESTMENTS.


52 See financial notes.

SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                  $387,478 a
Cash                                                                         43
Interest receivable                                                       2,081
Prepaid expenses                                                    +         5
                                                                    ------------
TOTAL ASSETS                                                            389,607

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Dividends to shareholders                                                  7
   Investments bought                                                     3,843
   Investment adviser and administrator fees                                  3
   Transfer agent and shareholder service fees                               10
   Trustees' fees                                                             1
Accrued expenses                                                    +        27
                                                                    ------------
TOTAL LIABILITIES                                                         3,891

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            389,607
TOTAL LIABILITIES                                                   -     3,891
                                                                    ------------
NET ASSETS                                                             $385,716

NET ASSETS BY SOURCE
Capital received from investors                                         385,801
Net realized capital losses                                                 (85)

NET ASSET VALUE (NAV)
                     SHARES
NET ASSETS     /     OUTSTANDING     =     NAV
$385,716             385,801               $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost for the fund's securities was $387,478. During the reporting period, the fund had $813,295 in transactions with other Schwab Funds.

  FEDERAL TAX DATA
  ------------------------------------------
  COST BASIS OF PORTFOLIO          $387,478

  AS OF DECEMBER 31, 2004:

  UNUSED CAPITAL LOSSES:
  Expires 12/31 of:            Loss amount:
    2011                                 $2
    2012                       +         83
                               -------------
                                        $85

  RECLASSIFICATIONS:
  Net realized capital
    gains                                $6
  Reclassified as:
  Net investment income
    not yet distributed                 ($6)


                                                         See financial notes. 53

SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                 $4,588

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                     (89)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 1,414 a
Transfer agent and shareholder service fees                               1,675 b
Trustees' fees                                                               25 c
Custodian and portfolio accounting fees                                      32
Professional fees                                                            24
Registration fees                                                            13
Shareholder reports                                                           9
Other expenses                                                        +       7
                                                                      ----------
Total expenses                                                            3,199
Expense reduction                                                     -     976 d
                                                                      ----------
NET EXPENSES                                                              2,223

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   4,588
NET EXPENSES                                                          -   2,223
                                                                      ----------
NET INVESTMENT INCOME                                                     2,365
NET REALIZED LOSSES                                                   +     (89)
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $2,276

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.25% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction consisted of two components. A reduction of $966, which reduced the fund's annualized operating expense ratio (OER) by 0.26%, was made by the investment adviser (CSIM) to reflect a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the OER of this fund through April 30, 2005, to 0.60% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses. Also, CSIM voluntarily waived an additional $10 of the fund's expenses, which reduced the fund's annualized OER by an additional 0.00%. The combination of these two waivers resulted in a net annualized OER for the period of 0.60%.


54 See financial notes.

SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                            1/1/04-12/31/04  5/16/03 *-12/31/03
Net investment income                                $2,365              $1,063
Net realized losses                                     (89)                 (2)
                                             -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                 2,276               1,061

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                   2,359              1,063 a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
Shares sold                                        1,294,316          1,001,230
Shares reinvested                                      2,326              1,047
Shares redeemed                              +    (1,273,373)          (639,745)
                                             -----------------------------------
NET TRANSACTIONS IN FUND SHARES                       23,269            362,532

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  362,530                 --
Total increase                               +        23,186            362,530 c
                                             -----------------------------------
END OF PERIOD                                       $385,716           $362,530

* Commencement of operations.

  Unless stated, all numbers x 1,000.

a UNAUDITED

  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Because all transactions in this section took place at $1.00 a share, figures for share quantities are the same as for dollars.

c Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


                                                         See financial notes. 55

SCHWAB MUNICIPAL MONEY FUNDS

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE SCHWAB NEW YORK MUNICIPAL MONEY FUND OFFERS TWO SHARE CLASSES: Sweep Shares and Value Advantage Shares. Shares of each class represent interests in the same portfolio, but each class has different expenses and investment minimums. The Schwab New Jersey Municipal Money, Pennsylvania Municipal Money, Florida Municipal Money and Massachusetts Municipal Money Funds each offers one share class.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the sections earlier in this report. However, there are certain other fund operations and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc.(CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc.(Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in The Charles Schwab Family of Funds. The funds discussed in this report are highlighted.

THE CHARLES SCHWAB FAMILY OF FUNDS
organized October 20, 1989

   Schwab Money Market Fund
   Schwab Government Money Fund
   Schwab U.S. Treasury Money Fund
   Schwab Value Advantage Money Fund
   Schwab Municipal Money Fund
   Schwab California Municipal Money Fund
   SCHWAB NEW YORK MUNICIPAL MONEY FUND
   SCHWAB NEW JERSEY MUNICIPAL MONEY FUND
   SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND
   SCHWAB FLORIDA MUNICIPAL MONEY FUND
   SCHWAB MASSACHUSETTS MUNICIPAL MONEY FUND
   Schwab Retirement Advantage Money Fund
   Schwab Retirement Money Fund
   Schwab Government Cash Reserves
   Schwab Advisor Cash Reserves
   Schwab Cash Reserves

SCHWAB MUNICIPAL MONEY FUNDS

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds(R). All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trust to which the funds belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There was no borrowing for any funds during the period.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax. The net investment income and net realized capital gains and losses may differ for financial statement and tax purpose primarily due to differing treatments of wash sale losses and market discount.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THEIR SECURITIES AT AMORTIZED COST, which approximates market value.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund buys a debt instrument at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then

SCHWAB MUNICIPAL MONEY FUNDS

the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund or a class are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

FOR FUNDS OFFERING MULTIPLE SHARE CLASSES, all of the realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also may keep certain assets in segregated accounts, as required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab New York Municipal Money Fund
Schwab New Jersey Municipal Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Florida Municipal Money Fund
Schwab Massachusetts Municipal Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab New York Municipal Money Fund, Schwab New Jersey Municipal Money Fund, Schwab Pennsylvania Municipal Money Fund, Schwab Florida Municipal Money Fund, and Schwab Massachusetts Municipal Money Fund (five of the funds constituting The Charles Schwab Family of Funds, hereafter referred to as the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2005

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the Schwab Funds (of which there were 53 as of 12/31/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                        TRUST POSITION(S);
NAME AND BIRTHDATE      TRUSTEE SINCE                    MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
CHARLES R.SCHWAB 2      Chairman, Trustee:               Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab & Co., Inc.;
7/29/37                 Family of Funds, 1989;           Chair, Director, Charles Schwab Investment Management, Inc.; Chair, Charles
                        Investments, 1991; Capital       Schwab Holdings (UK); CEO, Director, Charles Schwab Holdings, Inc.; Chair,
                        Trust, 1993; Annuity             CEO Schwab (SIS) Holdings, Inc. I, Schwab International Holdings, Inc.;
                        Portfolios, 1994.                Director, Charles Schwab Bank, N.A., U.S. Trust, United States Trust Co. of
                                                         New York, Siebel Systems (software), Xsign, Inc. (electronic payment systems), TrustMark, Inc., All Kinds of Minds (education); Trustee,
                                                         Stanford University. Until 5/04: Director, The Gap, Inc. (clothing retailer). Until 5/03: Co-CEO, The Charles Schwab Corp. Until 3/02:
                                                         Director, Audiobase, Inc. (Internet audio solutions). Until 5/02: Director,
                                                         Vodaphone AirTouch PLC (telecommunications). Until 7/01: Director, The
                                                         Charles Schwab Trust Co.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE      TRUST OFFICE(S) HELD             MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER         President, CEO                   EVP, President, Director, Charles Schwab Investment Management, Inc; Until
5/4/55                  (all trusts).                    7/04: SVP for Development and Distribution, Asset Management Products and
                                                         Services Enterprise; Until 6/03: EVP, CFO, Chief Administrative Officer,
                                                         U.S. Trust.
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD         SVP, Chief Investment            SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                  Officer (all trusts).            Management, Inc.; Chief Investment Officer, The Charles Schwab Trust Co.
-----------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS          SVP, Chief Investment            Since 9/04: Chief Investment Officer, Fixed Income, Charles Schwab
7/10/59                 Officer (all trusts).            Investment Management, Inc.; Since 6/04: SVP, Charles Schwab Investment
                                                         Management, Inc.; Until 6/04: VP, Charles Schwab Investment Management,
                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER        SVP, Chief Investment            Since 5/04: SVP, Chief Investment Officer, Equities, Charles Schwab
9/29/63                 Officer (all trusts).            Investment Management, Inc.; Since 6/04: VP, Chief Investment Officer,
                                                         Laudus Trust; Until 5/04: VP, Charles Schwab Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE        Chief Compliance Officer         Since 9/04: SVP, Institutional Compliance and Chief Compliance Officer,
11/11/60                (all trusts).                    Charles Schwab Investment Management, Inc.; Until 9/04: VP, Charles Schwab
                                                         & Co., Charles Schwab Investment Management, Inc.; Until 2002: VP of
                                                         Internal Audit, Charles Schwab & Co.; Prior to 2000:
                                                         PricewaterhouseCoopers.
-----------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON          Secretary (all trusts).          SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                  Investment Management, Inc. Until 6/98: Branch Chief in Enforcement, U.S.
                                                         Securities and Exchange Commission, San Francisco.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA          Treasurer, Principal             Since 11/04: SVP, CFO, Charles Schwab Investment Management, Inc.; Until
6/9/64                  Financial Officer (all           11/04: SVP, Financial Reporting, Charles Schwab & Co., Inc.; Until 12/99:
                        trusts).                         Chief Financial Officer, Commerzbank Capital Markets; Until 9/99: Managing
                                                         Director at the New York Stock Exchange.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE      TRUSTEE SINCE                    MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
-----------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER      2000 (all trusts).               Since 2/05: Director, Pacific Life Insurance Company; Chair, JDN
8/13/60                                                  Corp. Advisory LLC; Trustee, Stanford University, America First
                                                         Cos., Omaha, NE (venture capital/fund management), Redwood
                                                         Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                         International (research), PMI Group, Inc. (mortgage insurance),
                                                         Lucile Packard Children's Hospital, Laudus Trust, Laudus Variable
                                                         Insurance Trust. 2001: Special Advisor to the President, Stanford
                                                         University. Until 2001: VP, Business Affairs, CFO, Stanford University.
-----------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD       Family of Funds, 1989;           CEO, Dorward & Associates (corporate management, marketing
9/23/31                 Investments, 1991;               and communications consulting). Until 1999: EVP, Managing Director,
                        Capital Trust, 1993;             Grey Advertising. Until 1996: President, CEO, Allen & Dorward
                        Annuity Portfolios,1994.         Advertising.
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER       2000 (all trusts).               Director, Aphton Corp. (bio-pharmaceuticals); Non-Executive Chair,
11/22/41                                                 Trustee, Solectron Corp. (manufacturing), Mission West Properties
                                                         (commercial real estate), Stratex Networks (network equipment), Laudus
                                                         Trust, Laudus Variable Insurance Trust; Public Governor, Member,
                                                         executive committee, Pacific Stock & Options Exchange. Until 2/04:
                                                         Co-CEO, Aphton Corp. (bio-pharmaceuticals). Until 1998: Dean,
                                                         Haas School of Business, University of California, Berkeley.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES        Family of Funds, 1989;           Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                 Investments, 1991;               services and investment advisory firm).
                        Capital Trust, 1993;
                        Annuity Portfolios,1994.
-----------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH         2000 (all trusts).               Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                  Trustee, Cooper Industries (electrical products, tools and hardware);
                                                         Member, audit committee, Northern Border Partners, L.P. (energy).
-----------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS      Family of Funds, 1989;           Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                 Investments, 1991;               Chair, CEO, North American Trust (real estate investment trust).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY       Family of Funds, 1989;           Chair, CEO, Wilsey Bennett, Inc. (real estate investment and
8/18/43                 Investments, 1991;               management, and other investments).
                        Capital Trust, 1993;
                        Annuity Portfolios, 1994.

GLOSSARY

AGENCY DISCOUNT NOTES Notes issued by federal agencies--known as Government Sponsored Enterprises, or GSEs--at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITIES Bonds or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

BOND ANTICIPATION NOTES Obligations sold by a municipality on an interim basis in anticipation of the municipality's issuance of a longer-term bond in the future.

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COMMERCIAL PAPER Promissory notes issued by banks, corporations, state and local governments and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

CREDIT-ENHANCED SECURITIES Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security's value, are designed to help lower the risk of default on a security and may also make the security more liquid.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. Federal regulations strictly limit the credit quality of the securities a money market fund can buy.

CREDIT RATINGS Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor's, Fitch, Inc. and Moody's Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor's and Fitch, and Aaa, Aa, A and Baa for Moody's.

CREDIT RISK The risk that a debt issuer may be unable to pay interest or principal to its debtholders.

PORTFOLIO TERMS

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

ACES  Adjustable convertible extendable security
BAN   Bond anticipation note
COP   Certificate of participation
GAN   Grant anticipation note
GO    General obligation
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDRB  Industrial Development Revenue Bond
M/F   Multi-family
RAN   Revenue anticipation note
RB    Revenue bond
S/F   Single-family
TAN   Tax anticipation note
TECP  Tax-exempt commercial paper
TRAN  Tax and revenue anticipation note
VRD   Variable-rate demand

DOLLAR-WEIGHTED AVERAGE MATURITY (DWAM) See weighted average maturity.

EFFECTIVE YIELD A measurement of a fund's yield that assumes that all dividends were reinvested in additional shares of the fund.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

FACE VALUE The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

ILLIQUID SECURITIES Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

INTEREST Payments to holders of debt securities as compensation for loaning a security's principal to the issuer.

LIQUIDITY-ENHANCED SECURITY A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

MATURITY The date a debt security is scheduled to be "retired" and its principal amount returned to the bondholder.

MONEY MARKET SECURITIES High-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (such as banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE PER SHARE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE ANTICIPATION NOTES Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

SECTION 3C7 SECURITIES Section 3c7 of the Investment Company Act of 1940 (the "1940 Act") exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by "qualified purchasers" and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.


TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

TAX ANTICIPATION NOTES Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

TIER 1, TIER 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security's tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab(R) Institutional Select(R) Funds
   Schwab(R) Institutional Select(R) S&P 500 Fund
   Schwab(R) Institutional Select(R) Large-Cap Value Index Fund
   Schwab(R) Institutional Select(R) Small-Cap Value Index Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
Charles Schwab & Co., Inc. (Schwab)

FUNDS
Schwab Funds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.

REG13859-08

SCHWAB MONEY MARKET FUND(TM)

      ANNUAL REPORT
      December 31, 2004


                                                           [CHARLES SCHWAB LOGO]

IN THIS REPORT

   Schwab Money Market Fund(TM)
    Ticker Symbol: SWMXX

   Management's Discussion .................................................   2
    The president of Schwab Funds(R) and the fund's managers take a look at the factors that shaped fund performance during the report period.

    Performance and Fund Facts ................  5

   Fund Expenses ...........................................................   6

   Financial Statements ....................................................   7

   Financial Notes .........................................................  20

   Fund Trustees ...........................................................  24

   Glossary ................................................................  27

   Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder,

I understand that selecting a financial services company is an important decision you make as an investor and is one that we take very seriously. In fact, we made recent changes that we believe will both improve the quality of service you receive and give you the best value possible. For example, we reduced the average cost of security trades and we also expanded access to high-quality investment products.

Looking forward, we continue to see tremendous opportunities for investors, and my colleagues and I are committed to helping you maximize them. The changes we made last year at Schwab laid a foundation for more improvements this year. We will continue to expand the array of products and services that you are looking for, including new cash management and credit products from the Schwab Bank and new mutual fund products.

During the period since our semi-annual money fund report, I'm happy to announce that Evelyn Dilsaver has been named CEO and President of Schwab Funds(R). Although new to the position, Evelyn is no stranger to Schwab Funds, having been an officer in several other capacities at Schwab. Her broad experience in product creation, coupled with a comprehensive understanding of your financial needs, make her the ideal candidate for her new role.

I speak for Evelyn, as well as the rest of the Schwab Funds group, when I say we want Schwab to be a place where investors can find useful, quality financial products and services to help them succeed. Regardless of the size of their portfolios, Schwab should be the place investors can always trust to watch out for their best interests.

This commitment to our shareholders will not change, as nothing is more important to us than your trust. Thank you for investing with us.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION for the year ended December 31, 2004

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I am very excited about my new role as President and CEO of Schwab Funds(R). My experience at Schwab has given me many opportunities to focus on meeting the needs of our clients. This will continue to be my emphasis, and I reiterate what Chuck Schwab noted in his letter, that our goal is to offer you better value and more relevant choices.

When we discuss Schwab Funds with our clients, we often hear that you want to know that you're getting the best value. We find that shareholders may be unaware that some of the Schwab Funds offer additional share classes that carry lower expenses in exchange for higher initial investments of $25,000 or more. I encourage you to review your accounts to see if you are eligible to purchase these money-saving shares. If you would like to learn more about these potentially cost-saving shares, our investment consultants are available to assist you.

I'm pleased to announce that we launched a new sweep money fund last summer--Schwab Cash Reserves--which offers eligible investors lower expenses on a sweep fund. My plan is to build on this legacy of value and continue to offer unique investment solutions to help you meet your financial goals.

I also want to point out that over the past year, the Federal Reserve raised short-term interest rates five times, up to 2.25% at year-end, making yields on the Schwab Funds' money funds more attractive than they were earlier in the year. I'm noting this because, no matter what the economic outlook is, most investors' asset-allocation strategies include a cash component, which offers liquidity and capital preservation that can help to lessen the effect of the market's volatility.

I look forward to serving you in my new role. Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.


2 Schwab Money Market Fund

[PHOTO OF LINDA KLINGMAN]

LINDA KLINGMAN, a vice president of the investment adviser and senior portfolio manager, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

[PHOTO OF MIKE NEITZKE]

MIKE NEITZKE, a portfolio manager, has day-to-day responsibility for management of the fund. Prior to joining the firm in March 2001, he worked for more than 15 years in the financial services industry as a portfolio manager.

THE INVESTMENT ENVIRONMENT AND THE FUND

2004 STARTED OFF POSITIVELY, CONTINUING THE ENCOURAGING ECONOMIC TREND THAT WAS REPORTED TOWARD THE END OF 2003. Businesses added to their inventories, factory orders rose and production gained some strength. Retail sales continued to rise and higher commodity prices were holding. Mortgage refinancing activity, while still significant, waned as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid gains. In fact, aside from a "soft patch" in early summer, the economy stayed strong throughout 2004.

The firming labor market, as well as steady gains in capital spending, kept the expansion on a self-sustaining path. The caution surrounding the economic outlook and geopolitical environment began to dissipate last spring and firms, unable to continue boosting productivity by restraining hiring, added more than two million new jobs during the year. Moreover, many leading indicators, such as the Institute for Supply Management's business activity surveys, suggested further improvement, while continuing claims for unemployment benefits remained near cyclical lows. In addition, consumer sentiment rebounded, the labor market continued to sustain consumer spending, and corporate liquidity remained positive.

Strong productivity growth and slack in the economy kept a lid on inflation. The Federal Reserve (Fed) began to take the Fed funds rate higher beginning in June amid signs of solidly expanding output and improved hiring. The rate was raised another four times in 2004, ending the year at a moderate 2.25%. The moves had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the hikes began.

Strengthening global demand for oil, particularly in the Pacific Rim, and supply constraints in the wake of the Florida hurricanes drove crude prices to record highs, above $50 per barrel in late October. Since then, crude prices backed off to the mid-$40 range, as supply concerns dissipated and China's economy continues to attempt to engineer a soft landing. Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.


                                                      Schwab Money Market Fund 3

MANAGEMENT'S DISCUSSION continued

      Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.

IN THIS TYPE OF ECONOMIC ENVIRONMENT, WE FACTORED IN WHAT THE FED HAD DONE AND WHAT IT WAS LIKELY TO DO THROUGHOUT THE YEAR. When the strong employment numbers came in April, adding to the positive news described above, it appeared that short-term interest rates would slowly head higher. And they did, starting in June, causing the money market curve to steepen.

THE SCHWAB MONEY MARKET FUND(TM) increased its position in variable-rate securities as the economy showed signs of strength and the Fed began to raise interest rates. Investing in variable-rate securities in a rising interest rate environment is beneficial because this type of security resets its interest rate frequently, providing the opportunity to capture a rise in market rates in a timely manner. We also reduced the fund's weighted average maturity (WAM) from approximately 60 to 45 days, lowering the fund's exposure to rising rates. This is a similar strategy to that used by our peers, as shortening the WAM enabled money funds to more quickly reinvest at higher rates.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


4 Schwab Money Market Fund

PERFORMANCE AND FUND FACTS as of 12/31/04

SEVEN-DAY YIELDS

The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

--------------------------------------------------------------------------------
SEVEN-DAY YIELD 1                                                          1.50%
--------------------------------------------------------------------------------
SEVEN-DAY YIELD--NO WAIVER 2                                               1.46%
--------------------------------------------------------------------------------
SEVEN-DAY EFFECTIVE YIELD 1                                                1.51%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

STATISTICS

Money funds must maintain a dollar-weighted average maturity of no longer than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                              42 days
--------------------------------------------------------------------------------
CREDIT QUALITY OF HOLDINGS % of portfolio                            100% Tier 1
--------------------------------------------------------------------------------

  AN INVESTMENT IN A MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY FUND.

  Portfolio holdings may have changed since the report date.

1 Fund expenses have been partially absorbed by CSIM and Schwab.

2 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.


                                                      Schwab Money Market Fund 5

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning July 1, 2004 and held through December 31, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                         ENDING
                                                     BEGINNING        ACCOUNT VALUE           EXPENSES
                                EXPENSE RATIO 1    ACCOUNT VALUE    (Net of Expenses)    PAID DURING PERIOD 2
                                  (Annualized)       at 7/1/04         at 12/31/04         7/1/04-12/31/04
-------------------------------------------------------------------------------------------------------------
SCHWAB MONEY MARKET FUND(TM)

  Actual Return                      0.75%            $1,000            $1,004.90               $3.78
  Hypothetical 5% Return             0.75%            $1,000            $1,021.37               $3.81

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for the fund are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.


6 Schwab Money Market Fund

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                             1/1/04-     1/1/03-     1/1/02-     1/1/01-     1/1/00-
                                             12/31/04    12/31/03    12/31/02    12/31/01    12/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         1.00        1.00        1.00        1.00        1.00
                                             ---------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                       0.01        0.01        0.01        0.04        0.06
                                             ---------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income       (0.01)      (0.01)      (0.01)      (0.04)      (0.06)
                                             ---------------------------------------------------------------------------------------
Net asset value at end of period               1.00        1.00        1.00        1.00        1.00
                                             ---------------------------------------------------------------------------------------
Total return (%)                               0.68        0.50        1.23        3.73        5.84

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                      0.75        0.75        0.75        0.75        0.76 1
   Gross operating expenses                    0.78        0.78        0.78        0.79        0.81
   Net investment income                       0.67        0.50        1.22        3.63        5.70
Net assets, end of period ($ x 1,000,000)    44,023      49,079      51,063      49,116      41,823

1 The ratio of net operating expenses would have been 0.75% if certain non-routine expenses (proxy fees) had not been included.


                                                          See financial notes. 7

SCHWAB MONEY MARKET FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

* Asset-backed security

+ Credit-enhanced security

o Restricted and/or illiquid security

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase, except for U.S. government agency coupon notes and U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                            COST         VALUE
HOLDINGS BY CATEGORY                                     ($x1,000)     ($x1,000)
--------------------------------------------------------------------------------
 71.8%  FIXED-RATE
        OBLIGATIONS                                     31,603,058    31,603,058

  1.4%  U.S. GOVERNMENT
        SECURITIES                                         630,275       630,275

 18.2%  VARIABLE-RATE
        OBLIGATIONS                                      7,987,292     7,987,292

  8.5%  OTHER INVESTMENTS                                3,752,825     3,752,825
--------------------------------------------------------------------------------
 99.9%  TOTAL INVESTMENTS                               43,973,450    43,973,450

  0.1%  OTHER ASSETS AND
        LIABILITIES                                                       49,398
--------------------------------------------------------------------------------
100.0%  TOTAL NET ASSETS                                              44,022,848

     ISSUER                                             FACE AMOUNT     VALUE
     RATE, MATURITY DATE                                ($ x 1,000)  ($ x 1,000)
     FIXED-RATE OBLIGATIONS 71.8% of net assets

     COMMERCIAL PAPER & OTHER CORPORATE
     OBLIGATIONS 45.5%
     ---------------------------------------------------------------------------
     AB SPINTAB
     2.33%, 02/25/05                                         80,000       79,716

     ALLIANCE & LEICESTER, PLC, SECTION 4(2) / 144A
     2.12%, 02/22/05                                         28,000       27,914
     2.11%, 03/01/05                                         60,000       59,794

   + ALLIED IRISH BANKS NORTH AMERICA
     2.26%, 01/06/05                                         20,000       19,994

  *+ ALPINE SECURITIZATION CORP., SECTION 4(2) / 144A
     2.01%, 01/06/05                                        187,000      186,948

   * AMSTEL FUNDING CORP., SECTION 4(2) / 144A
     2.30%, 02/22/05                                         40,000       39,868

   + ANZ (DELAWARE), INC.
     2.38%, 02/14/05                                         10,000        9,971

   + ANZ NATIONAL (INT'L) LTD.
     2.31%, 01/14/05                                         55,000       54,954

  *+ AQUINAS FUNDING, L.L.C., SECTION 4(2) / 144A
     1.97%, 02/24/05                                         46,000       45,865
     2.08%, 03/21/05                                         10,000        9,955
     2.42%, 04/05/05                                         11,000       10,931
     2.18%, 04/14/05                                         46,000       45,716
     2.51%, 05/17/05                                         29,000       28,728

  *+ ASAP FUNDING LTD., SECTION 4(2) / 144A
     2.04%, 01/05/05                                         53,000       52,988
     2.05%, 01/05/05                                         98,000       97,978
     2.05%, 01/06/05                                         24,000       23,993
     2.04%, 01/07/05                                         50,000       49,983
     2.05%, 01/13/05                                         52,416       52,380
     2.26%, 02/01/05                                         19,500       19,462
     2.40%, 03/02/05                                         13,000       12,948

   * ATLANTIS ONE FUNDING CORP., SECTION 4(2) / 144A
     1.99%, 01/03/05                                         98,000       97,989
     1.97%, 01/04/05                                        150,000      149,975
     1.96%, 01/05/05                                        161,518      161,483
     2.03%, 01/20/05                                         90,000       89,904
     2.29%, 02/22/05                                        142,929      142,458
     2.28%, 02/23/05                                        380,000      378,730
     2.20%, 04/08/05                                         40,000       39,765

     BANK OF AMERICA CORP.
     2.06%, 01/26/05                                        314,000      313,553
     2.06%, 01/28/05                                        227,500      227,150


8 See financial notes.

SCHWAB MONEY MARKET FUND

     ISSUER                                             FACE AMOUNT     VALUE
     RATE, MATURITY DATE                                ($ x 1,000)  ($ x 1,000)
     2.27%, 02/17/05                                        418,000      416,767
     2.28%, 02/25/05                                        200,000      199,306
     2.43%, 03/02/05                                        168,000      167,322

     BANK OF IRELAND, SECTION 4(2) / 144A
     2.36%, 01/07/05                                        121,320      121,272
     2.38%, 03/09/05                                         50,000       49,780

   + BARCLAYS U.S. FUNDING CORP.
     2.26%, 02/22/05                                        300,000      299,025

     BEAR STEARNS COMPANIES, INC.
     1.98%, 01/10/05                                        100,000       99,951
     2.02%, 01/19/05                                        100,000       99,899

  *+ BETA FINANCE, INC., SECTION 3C7 / 144A
     2.01%, 01/11/05                                         53,000       52,971
     2.02%, 01/18/05                                         80,000       79,924
     2.06%, 01/25/05                                        113,500      113,345
     2.07%, 01/28/05                                         28,000       27,957
     2.27%, 02/18/05                                         33,000       32,901
     2.17%, 04/13/05                                         55,000       54,665

   + CALYON NORTH AMERICA, INC.
     2.26%, 01/07/05                                         95,000       94,964

   + CBA (DELAWARE) FINANCE, INC.
     2.33%, 02/17/05                                         14,650       14,606
     2.28%, 02/22/05                                         50,000       49,836

   * CC (USA), INC., SECTION 3C7 / 144A
     2.30%, 01/14/05                                         14,000       13,988
     2.02%, 01/18/05                                        104,000      103,902
     2.07%, 01/27/05                                        150,000      149,777
     2.27%, 02/16/05                                         50,000       49,856
     2.29%, 02/22/05                                         10,000        9,967
     2.41%, 03/15/05                                         60,000       59,709

  *+ CHARIOT FUNDING, L.L.C., SECTION 4(2) / 144A
     2.27%, 01/05/05                                         23,614       23,608
     2.28%, 01/07/05                                         51,118       51,099
     2.28%, 01/12/05                                         15,000       14,990

     CITICORP
     2.29%, 01/12/05                                         57,000       56,960
     2.37%, 01/28/05                                        200,000      199,646
     2.37%, 01/31/05                                         25,000       24,951

     CITIGROUP GLOBAL MARKETS HOLDINGS, INC.
     2.31%, 01/10/05                                         25,000       24,986
     2.31%, 01/13/05                                         25,000       24,981
     2.31%, 01/14/05                                         50,000       49,958
     2.07%, 01/24/05                                          4,000        3,995
     2.31%, 01/24/05                                        300,000      299,559
     2.36%, 03/02/05                                         54,000       53,788

  *+ CONCORD MINUTEMEN CAPITAL CO., SECTION 3C7 / 144A
     2.01%, 01/10/05                                         75,536       75,498
     2.02%, 01/11/05                                        134,525      134,450
     2.06%, 01/24/05                                         50,275       50,209
     2.28%, 02/10/05                                         70,383       70,205
     2.29%, 02/18/05                                         89,500       89,228
     2.51%, 05/10/05                                         98,000       97,129

  *+ CROWN POINT CAPITAL CO., L.L.C., SECTION 4(2) / 144A
     2.02%, 01/07/05                                         15,000       14,995
     2.01%, 01/11/05                                         31,000       30,983
     2.02%, 01/12/05                                         30,000       29,982
     2.03%, 01/18/05                                        109,500      109,396
     2.04%, 01/18/05                                         76,222       76,149
     2.04%, 01/19/05                                         40,000       39,959
     2.26%, 02/07/05                                         36,285       36,201
     2.28%, 02/16/05                                        124,145      123,785
     2.29%, 04/20/05                                         68,500       68,029
     2.48%, 04/20/05                                         32,000       31,763

   * DAKOTA CP NOTES OF CITIBANK CREDIT CARD ISSUANCE
     TRUST, SECTION 4(2) / 144A
     2.27%, 01/03/05                                        152,750      152,731
     2.00%, 01/05/05                                         56,000       55,988
     2.02%, 01/05/05                                         26,000       25,994
     1.99%, 01/06/05                                        120,000      119,967
     2.30%, 01/12/05                                        227,000      226,841
     2.32%, 01/13/05                                         60,000       59,954
     2.30%, 01/14/05                                        157,000      156,870
     2.31%, 01/14/05                                         60,000       59,950
     2.04%, 01/19/05                                        108,000      107,890
     2.36%, 02/04/05                                        145,000      144,678

   + DANSKE CORP.
     2.38%, 02/23/05                                        200,000      199,302
     2.38%, 02/25/05                                        180,000      179,348

     DEPFA BANK PLC, SECTION 4(2) / 144A
     2.07%, 01/26/05                                         80,000       79,886

   + DEUTSCHE BANK FINANCIAL, L.L.C.
     2.06%, 03/03/05                                        167,000      166,423
     DNB NOR BANK ASA
     2.36%, 02/08/05                                        141,000      140,650

   * DORADA FINANCE, INC., SECTION 3C7 / 144A
     2.31%, 02/11/05                                         22,825       22,765
     2.31%, 02/15/05                                         20,000       19,943

  *+ EIFFEL FUNDING, L.L.C., SECTION 4(2) / 144A
     2.03%, 01/18/05                                         88,000       87,916
     2.04%, 01/19/05                                         50,000       49,949
     2.04%, 01/20/05                                         25,000       24,973
     2.04%, 01/21/05                                         48,000       47,946
     2.39%, 02/11/05                                          9,000        8,976


                                                          See financial notes. 9

SCHWAB MONEY MARKET FUND

PORTFOLIO HOLDINGS continued

     ISSUER                                            FACE AMOUNT      VALUE
     RATE, MATURITY DATE                               ($ x 1,000)   ($ x 1,000)
     2.28%, 02/16/05                                        22,000        21,936
     2.26%, 02/17/05                                        44,000        43,871
     2.50%, 03/28/05                                        15,000        14,911
     2.51%, 03/28/05                                        23,000        22,863

  *+ FAIRWAY FINANCE CO., L.L.C., SECTION 4(2) / 144A
     2.32%, 01/06/05                                        17,044        17,039
     2.31%, 01/07/05                                        25,046        25,036
     2.07%, 01/21/05                                        21,383        21,359
     2.17%, 04/07/05                                        11,000        10,937

     FORENINGSSPARBANKEN AB (SWEDBANK)
     2.34%, 02/23/05                                       100,000        99,657
     2.34%, 02/28/05                                       200,000       199,249

   * GALAXY FUNDING, INC., SECTION 4(2) / 144A
     1.99%, 01/03/05                                        60,000        59,993
     2.03%, 01/10/05                                        85,000        84,957
     2.03%, 01/11/05                                        25,000        24,986
     2.01%, 01/12/05                                        80,000        79,951
     2.05%, 01/14/05                                        22,000        21,984
     2.04%, 01/18/05                                        10,000         9,990
     2.04%, 01/19/05                                        20,000        19,980
     2.04%, 01/21/05                                        50,000        49,944
     2.06%, 01/24/05                                        45,000        44,941
     2.41%, 03/14/05                                        45,000        44,785

     GENERAL ELECTRIC CAPITAL CORP.
     2.00%, 01/06/05                                       301,000       300,917
     2.04%, 01/19/05                                       100,000        99,899
     2.02%, 01/20/05                                       456,000       455,516
     2.04%, 01/21/05                                       300,000       299,662
     2.04%, 01/24/05                                       200,000       199,741
     2.28%, 02/18/05                                        28,000        27,915

     GENERAL ELECTRIC CAPITAL SERVICES
     2.06%, 01/26/05                                       390,000       389,445
     2.34%, 02/08/05                                        45,000        44,889
     2.37%, 03/07/05                                       143,000       142,391

   * GIRO FUNDING U.S. CORP., SECTION 4(2) / 144A
     2.28%, 01/03/05                                        27,000        26,997
     2.32%, 01/07/05                                       100,000        99,961
     2.02%, 01/13/05                                       176,000       175,882
     2.08%, 01/14/05                                        79,000        78,941
     2.07%, 01/25/05                                        20,436        20,408

  *+ GRAMPIAN FUNDING, L.L.C., SECTION 4(2) / 144A
     2.04%, 01/21/05                                       157,000       156,823
     2.04%, 02/02/05                                        24,000        23,957
     2.42%, 03/16/05                                        80,000        79,605
     2.20%, 04/19/05                                       113,000       112,263

  *+ GREYHAWK FUNDING, L.L.C., SECTION 4(2) / 144A
     2.01%, 01/05/05                                       100,000        99,978
     2.30%, 01/10/05                                        25,000        24,986
     2.26%, 02/16/05                                        45,000        44,871
     2.26%, 04/26/05                                         7,000         6,950
     HSBC U.S.A., INC.
     2.12%, 03/31/05                                        50,000        49,740
     2.29%, 05/06/05                                        55,000        54,568

   + ING (U.S.) FUNDING, L.L.C.
     1.96%, 01/04/05                                        48,000        47,992
     2.05%, 01/24/05                                        28,000        27,964
     2.34%, 02/08/05                                       124,793       124,486
     2.45%, 03/10/05                                        75,000        74,654

     IRISH LIFE & PERMANENT, PLC, SECTION 4(2) / 144A
     2.29%, 05/02/05                                        55,000        54,582
     2.48%, 05/17/05                                       100,000        99,074
     2.48%, 05/18/05                                        20,000        19,814

   + IXIS COMMERCIAL PAPER CORP., SECTION 4(2) / 144A
     2.38%, 03/07/05                                       110,000       109,531

  *+ JUPITER SECURITIZATION CORP., SECTION 4(2) / 144A
     2.26%, 01/11/05                                        50,000        49,969
     2.29%, 01/11/05                                        45,000        44,972
     2.29%, 01/12/05                                       153,479       153,372

  *  K2 (USA), L.L.C., SECTION 3C7 / 144A
     2.01%, 01/10/05                                        30,900        30,885
     2.02%, 01/12/05                                        38,000        37,977
     2.02%, 01/14/05                                        60,118        60,075
     2.03%, 01/18/05                                        12,400        12,388
     2.03%, 01/20/05                                        21,600        21,577
     2.06%, 01/24/05                                        50,900        50,833
     2.07%, 01/31/05                                        17,000        16,971
     2.29%, 02/15/05                                        13,400        13,362
     2.29%, 02/18/05                                        15,200        15,154
     2.29%, 02/22/05                                        26,400        26,313
     2.30%, 02/22/05                                        60,000        59,802
     2.38%, 02/28/05                                        12,000        11,954
     2.71%, 05/31/05                                         4,800         4,746

   + KBC FINANCIAL PRODUCTS INTERNATIONAL, LTD., SECTION
     4(2) / 144A
     2.37%, 03/02/05                                         9,750         9,712
     2.16%, 04/01/05                                        50,000        49,733
     2.60%, 06/06/05                                       123,000       121,630

  *+ KITTY HAWK FUNDING CORP., SECTION 4(2) / 144A
     2.04%, 01/19/05                                        72,256        72,183


10 See financial notes.

SCHWAB MONEY MARKET FUND

     ISSUER                                            FACE AMOUNT      VALUE
     RATE, MATURITY DATE                               ($ x 1,000)   ($ x 1,000)
  *+ LEXINGTON PARKER CAPITAL CO., L.L.C.,
     SECTION 4(2) / 144A
     2.30%, 01/14/05                                        15,000        14,988
     2.07%, 01/25/05                                        50,000        49,931
     2.26%, 02/08/05                                        80,859        80,667
     2.26%, 02/15/05                                        33,827        33,732
     1.95%, 03/01/05                                       317,000       315,997
     2.07%, 03/01/05                                        45,000        44,849
     2.25%, 03/01/05                                         1,500         1,495
     2.39%, 03/07/05                                        70,000        69,700
     2.48%, 05/13/05                                        62,000        61,443

  *+ LINKS FINANCE, L.L.C., SECTION 3C7 / 144A
     2.26%, 02/15/05                                         1,000           997
     2.39%, 03/01/05                                        24,000        23,906

   * MANE FUNDING CORP., SECTION 4(2) / 144A
     2.31%, 01/10/05                                        95,000        94,945
     2.39%, 02/16/05                                        21,101        21,037
     2.40%, 03/07/05                                        27,000        26,883

  *+ MONT BLANC CAPITAL CORP., SECTION 4(2) / 144A
     2.02%, 01/13/05                                        50,000        49,967
     2.04%, 01/20/05                                        30,000        29,968
     2.38%, 02/14/05                                        20,000        19,942

     MORGAN STANLEY
     2.35%, 01/27/05                                        85,000        84,856
     2.38%, 02/15/05                                       514,000       512,477

   * NEWCASTLE CERTIFICATES PROGRAM, SECTION 4(2) / 144A
     2.00%, 01/04/05                                        23,000        22,996
     2.02%, 01/07/05                                        18,000        17,994
     2.02%, 01/11/05                                        75,000        74,958
     2.32%, 01/12/05                                        10,000         9,993
     2.02%, 01/14/05                                        52,000        51,962
     2.39%, 02/07/05                                         8,200         8,180
     2.28%, 02/17/05                                       100,000        99,704

  *+ NIEUW AMSTERDAM RECEIVABLES CORP.,
     SECTION 4(2) / 144A
     1.99%, 01/03/05                                        32,000        31,996
     2.30%, 01/07/05                                        11,000        10,996
     2.01%, 01/10/05                                        42,127        42,106
     2.31%, 01/10/05                                        19,108        19,097
     2.08%, 01/25/05                                        55,000        54,924
     2.53%, 03/31/05                                        27,197        27,028

   * PARK GRANADA, L.L.C., SECTION 4(2) / 144A
     2.04%, 01/18/05                                        50,000        49,952
     2.04%, 01/19/05                                       175,000       174,823
     2.04%, 01/21/05                                        50,000        49,944
     2.06%, 01/21/05                                        40,000        39,954
     2.39%, 01/27/05                                       100,000        99,828

  *+ PREFERRED RECEIVABLES FUNDING CORP.,
     SECTION 4(2) / 144A
     2.29%, 01/13/05                                        28,000        27,979

   + SANTANDER CENTRAL HISPANO FINANCE (DELAWARE),
     INC.
     2.01%, 01/12/05                                       184,250       184,137
     2.02%, 01/14/05                                        25,000        24,982
     2.12%, 04/05/05                                        88,000        87,517

  *+ SCALDIS CAPITAL LTD., SECTION 4(2) / 144A
     2.30%, 01/07/05                                       250,000       249,905
     2.01%, 01/12/05                                        57,748        57,713
     2.04%, 01/14/05                                        11,461        11,453
     2.02%, 01/18/05                                       110,259       110,154
     2.07%, 01/25/05                                        70,000        69,904

     SKANDINAVISKA ENSKILDA BANKEN AB
     1.97%, 01/04/05                                       100,000        99,984
     2.28%, 01/06/05                                        24,000        23,992

  *+ SIGMA FINANCE, INC., SECTION 3C7 / 144A
     2.26%, 02/03/05                                        52,100        51,993
     2.26%, 02/14/05                                       100,000        99,725
     2.27%, 02/17/05                                        71,000        70,791
     2.41%, 02/25/05                                        42,685        42,528
     2.44%, 03/02/05                                        12,996        12,943
     2.12%, 03/22/05                                        58,000        57,729
     2.69%, 06/15/05                                        45,000        44,453

   + STADSHYPOTEK DELAWARE, INC., SECTION 4(2) / 144A
     2.33%, 01/28/05                                        37,600        37,535
     2.36%, 02/08/05                                       170,000       169,578

   + SVENSKA HANDELSBANKEN, INC.
     2.36%, 02/09/05                                         8,000         7,980

  *+ THUNDER BAY FUNDING, L.L.C., SECTION 4(2) / 144A
     2.04%, 01/20/05                                        35,188        35,150
     2.07%, 01/24/05                                        80,381        80,275
     2.26%, 02/22/05                                        70,476        70,248
     2.44%, 03/03/05                                        20,207        20,124
     2.21%, 04/11/05                                        40,497        40,251

  *+ TICONDEROGA FUNDING, L.L.C., SECTION 4(2) / 144A
     2.39%, 02/14/05                                       344,000       342,999
     2.42%, 02/25/05                                        47,000        46,827

  *+ TRIPLE-A ONE FUNDING CORP., SECTION 4(2) / 144A
     2.31%, 01/06/05                                        10,000         9,997
     2.30%, 01/10/05                                        20,000        19,989
     2.04%, 01/18/05                                         7,760         7,753

  *+ TULIP FUNDING CORP., SECTION 4(2) / 144A
     1.98%, 01/04/05                                       222,000       221,964


                                                         See financial notes. 11

SCHWAB MONEY MARKET FUND

PORTFOLIO HOLDINGS continued

     ISSUER                                             FACE AMOUNT     VALUE
     RATE, MATURITY DATE                                ($ x 1,000)  ($ x 1,000)
   + WESTPAC CAPITAL CORP.
     2.40%, 03/07/05                                        100,000       99,569
     2.44%, 03/09/05                                         57,300       57,041

   + WESTPAC TRUST SECURITIES NZ
     2.32%, 02/23/05                                         80,000       79,729
     2.41%, 03/08/05                                         99,000       98,564
     2.40%, 03/09/05                                        115,000      114,488

   * WHITE PINE FINANCE, L.L.C., SECTION 3C7 / 144A
     2.02%, 02/07/05                                         13,000       12,973
     1.92%, 02/22/05                                         30,306       30,223
     2.18%, 04/11/05                                         35,000       34,790
     2.21%, 04/27/05                                         40,301       40,017
     2.62%, 05/04/05                                         14,522       14,393
     2.54%, 05/23/05                                         28,000       27,723
     2.60%, 05/25/05                                         29,879       29,572
     2.60%, 06/02/05                                         40,736       40,294
     2.61%, 06/06/05                                         19,256       19,041
     2.73%, 06/06/05                                         13,000       12,848

  *+ WINDMILL FUNDING CORP., SECTION 4(2) / 144A
     2.28%, 01/10/05                                         45,000       44,974

  *+ YORKTOWN CAPITAL, L.L.C., SECTION 4(2) / 144A
     2.25%, 01/05/05                                         73,000       72,982
     2.39%, 02/14/05                                         12,560       12,523
                                                                     -----------
                                                                      19,999,095

     CERTIFICATES OF DEPOSIT 23.3%
     ---------------------------------------------------------------------------
     AMERICAN EXPRESS BANK FSB
     2.36%, 01/28/05                                         46,000       46,000

     AMERICAN EXPRESS CENTURION BANK
     2.25%, 01/04/05                                        100,000      100,000

     BANCO BILBAO VIZCAYA ARGENTARIA S.A.
     2.26%, 01/11/05                                        395,000      395,000
     2.02%, 03/02/05                                         35,000       35,000
     2.37%, 03/10/05                                         11,000       11,000

     BANK OF THE WEST
     2.27%, 01/07/05                                         23,000       23,000

     BAYERISCHE LANDESBANK GIROZENTRALE
     1.50%, 05/06/05                                        250,000      249,987
     1.71%, 05/23/05                                         68,000       67,996

     BNP PARIBAS
     2.28%, 02/24/05                                        440,000      440,000
     2.30%, 02/25/05                                        180,000      180,000
     2.43%, 03/08/05                                        335,000      335,000
     2.44%, 03/11/05                                         95,000       95,000
     2.71%, 06/29/05                                         72,000       72,000

     CALYON
     2.35%, 03/04/05                                        432,000      432,000

     CANADIAN IMPERIAL BANK OF COMMERCE
     2.37%, 02/17/05                                         70,000       70,000

     CITIBANK, N.A.
     2.31%, 02/24/05                                        120,000      120,000
     2.40%, 03/07/05                                         28,000       28,000

     CREDIT SUISSE FIRST BOSTON
     2.21%, 01/25/05                                        134,000      134,000
     2.35%, 02/04/05                                        193,000      193,000
     2.40%, 02/25/05                                         15,000       15,000

     DANSKE BANK A/S
     1.95%, 01/05/05                                        111,000      111,000
     2.00%, 01/18/05                                        149,000      149,000

     DEUTSCHE BANK, AG
     1.60%, 05/20/05                                        200,000      200,000

     DEXIA BANK BELGIUM
     2.03%, 01/21/05                                        130,000      130,000
     2.05%, 01/25/05                                        160,000      160,000
     1.50%, 05/04/05                                        120,000      119,994

     FIRST TENNESSEE BANK, N.A.
     2.43%, 03/02/05                                         83,000       83,000

     FORTIS BANK
     2.33%, 01/25/05                                         93,000       93,000

   + HBOS TREASURY SERVICES, PLC
     2.36%, 03/07/05                                         89,000       89,000
     2.73%, 06/29/05                                        195,000      195,000

     HSH NORDBANK, AG
     1.51%, 04/18/05                                         16,000       16,000
     1.61%, 05/20/05                                         99,000       98,993

     LANDESBANK BADEN-WURTTEMBERG
     2.10%, 03/07/05                                         50,000       50,000

     LANDESBANK HESSEN-THURINGEN GIROZENTRALE
     2.37%, 03/07/05                                        250,000      250,000

     LLOYDS TSB BANK, PLC
     2.04%, 03/01/05                                         55,000       55,000
     2.02%, 03/04/05                                         30,000       30,000

     NATIONWIDE BUILDING SOCIETY
     2.38%, 03/08/05                                        166,000      166,000
     2.39%, 03/09/05                                        100,000      100,000

     NORDDEUTSCHE LANDESBANK GIROZENTRALE
     1.51%, 05/13/05                                        150,000      149,989
     1.63%, 05/16/05                                         33,000       32,998
     1.60%, 05/20/05                                         33,000       33,000


12 See financial notes.

SCHWAB MONEY MARKET FUND

     ISSUER                                             FACE AMOUNT     VALUE
     RATE, MATURITY DATE                                ($ x 1,000)  ($ x 1,000)
     NORDEA BANK FINLAND, PLC
     2.21%, 01/25/05                                         60,000       60,000
     2.30%, 02/28/05                                        270,000      270,000
     2.33%, 02/28/05                                         55,000       55,000
     2.36%, 03/08/05                                        155,000      155,000
     2.37%, 03/10/05                                        257,000      257,000

     RABOBANK NEDERLAND
     2.32%, 02/02/05                                         99,000       99,000

     ROYAL BANK OF SCOTLAND, PLC
     2.38%, 02/23/05                                         26,100       26,059
     1.75%, 05/27/05                                        246,000      245,985
     2.17%, 07/01/05                                        145,000      144,982

     SKANDINAVISKA ENSKILDA BANKEN AB
     2.06%, 01/25/05                                         55,000       55,000
     2.32%, 02/02/05                                         60,000       60,000

     TORONTO DOMINION BANK
     2.32%, 02/02/05                                        137,000      137,000
     2.40%, 03/09/05                                        138,000      138,000
     2.30%, 05/12/05                                         15,000       15,000

     U.S. BANK, N.A.
     2.25%, 01/13/05                                        360,000      360,000
     2.36%, 03/11/05                                        140,000      140,000

     UBS, AG
     2.37%, 02/18/05                                        360,000      360,000
     1.40%, 04/04/05                                        100,000       99,996
     1.86%, 06/07/05                                        150,000      149,987

     UNICREDITO ITALIANO SPA
     2.00%, 02/28/05                                         67,000       67,000
     2.40%, 02/28/05                                        125,000      125,000
     2.37%, 03/08/05                                        168,000      168,000
     2.40%, 03/09/05                                        200,000      200,000
     2.70%, 06/24/05                                        280,000      280,000

     WASHINGTON MUTUAL BANK, FA
     1.99%, 01/10/05                                        150,000      150,000
     2.01%, 01/19/05                                         92,000       92,000
     2.02%, 01/20/05                                        115,000      115,000

     WELLS FARGO BANK, N.A.
     2.05%, 01/27/05                                        265,000      265,000
     2.36%, 01/27/05                                        125,000      125,000
     2.05%, 01/31/05                                        316,000      316,000
     2.36%, 01/31/05                                        180,000      179,999

     WESTLB AG
     2.29%, 01/10/05                                         12,000       11,998
                                                                     -----------
                                                                      10,276,963

     BANK NOTES 2.0%
     ---------------------------------------------------------------------------
     BANK OF AMERICA, N.A.
     2.42%, 03/02/05                                         40,000       40,000
     2.42%, 03/03/05                                        587,000      587,000

     STANDARD FEDERAL BANK, N.A.
     2.38%, 02/11/05                                        187,000      187,000
     2.38%, 02/23/05                                         60,000       60,000
                                                                     -----------
                                                                         874,000

     PROMISSORY NOTES 1.0%
     ----------------------------------------------------- ---------------------
   o THE GOLDMAN SACHS GROUP, INC.
     1.94%, 02/18/05                                        198,000      198,000
     2.01%, 02/24/05                                        145,000      145,000
     2.80%, 06/30/05                                        110,000      110,000
                                                                     -----------
                                                                         453,000

     U.S. GOVERNMENT SECURITIES 1.4% of net assets

     FANNIE MAE
     1.43%, 02/09/05                                        295,000      295,000
     1.35%, 04/28/05                                         70,000       70,000
     1.50%, 05/09/05                                        125,000      125,000
     1.61%, 05/13/05                                        100,000      100,000

     FEDERAL HOME LOAN BANK
     1.60%, 03/01/05                                         40,275       40,275
                                                                     -----------
                                                                         630,275

     VARIABLE-RATE OBLIGATIONS 18.2% of net assets

   + ABAG FINANCIAL AUTHORITY FOR NONPROFIT CORPS.,
     CALIFORNIA
     RB (Public Pole Institute) Series 2002B
     2.50%, 01/07/05                                         17,830       17,830

   + ABBEY NATIONAL TREASURY SERVICES, PLC
     2.35%, 01/26/05                                         20,000       19,997

   + ALBUQUERQUE, NEW MEXICO AIRPORT
     RB Series 2000B
     2.56%, 01/07/05                                         16,200       16,200

     BANK OF NEW YORK CO., INC., 144A
     2.44%, 01/27/05                                         75,000       75,000

     BARCLAYS BANK, PLC
     2.32%, 01/18/05                                        585,000      584,891


                                                         See financial notes. 13

SCHWAB MONEY MARKET FUND

PORTFOLIO HOLDINGS continued

     ISSUER                                             FACE AMOUNT     VALUE
     RATE, MATURITY DATE                                ($ x 1,000)  ($ x 1,000)
     2.34%, 01/25/05                                         50,000       49,994
     2.35%, 01/31/05                                        320,000      319,914

     BAYERISCHE LANDESBANK GIROZENTRALE
     2.37%, 01/31/05                                         50,000       50,000

     BNP PARIBAS
     2.33%, 01/24/05                                        400,000      399,913

   + BROOKS COUNTY, GEORGIA DEVELOPMENT AUTHORITY
     RB (Langboard, Inc. Project)
     2.42%, 01/07/05                                          9,500        9,500

     CANADIAN IMPERIAL BANK OF COMMERCE
     2.45%, 01/18/05                                        100,000      100,000

   + CFM INTERNATIONAL, INC., 144A
     2.42%, 01/07/05                                         21,015       21,015

     CHASE MANHATTAN BANK (USA)
     2.34%, 01/11/05                                        150,000      150,000

   + COOK COUNTY, ILLINOIS
     General Obligation Bond,
     Series 2004D
     2.44%, 01/07/05                                         30,000       30,000

   * DORADA FINANCE, INC., SECTION 3C7 / 144A
     2.38%, 01/18/05                                         47,000       46,999
     2.47%, 03/10/05                                         99,000       99,012

     FANNIE MAE
     1.88%, 01/03/05                                        195,000      194,904
     2.30%, 01/31/05                                        280,000      279,912

     FEDERAL HOME LOAN BANK
     2.23%, 01/05/05                                        250,000      249,905

   o GE LIFE & ANNUITY
     2.38%, 01/03/05                                        150,000      150,000
     2.22%, 02/01/05                                         50,000       50,000

     GENERAL ELECTRIC CAPITAL CORP.
     2.46%, 01/10/05                                        175,000      175,000
     2.51%, 01/18/05                                         75,000       75,000
     2.62%, 03/15/05                                         40,000       40,015

   o THE GOLDMAN SACHS GROUP, INC., 144A
     2.41%, 01/10/05                                        225,000      225,000

     HSH NORDBANK, AG
     2.22%, 01/03/05                                         90,000       89,997
     2.30%, 01/10/05                                         80,000       79,983
     2.35%, 01/31/05                                        100,000       99,995

   o J.P. MORGAN SECURITIES, INC.
     2.41%, 01/03/05                                        200,000      200,000

     LANDESBANK BADEN-WURTTEMBERG
     2.35%, 01/24/05                                         50,000       49,986
     2.36%, 01/24/05                                         50,000       49,996
     2.22%, 02/11/05                                         75,000       75,000
     2.37%, 03/04/05                                        110,000      109,996
     2.43%, 03/15/05                                         50,000       49,999

  *+ LEXINGTON PARKER CAPITAL CO.
     2.31%, 01/10/05                                         35,000       34,997

   * LIBERTY LIGHTHOUSE U.S. CAPITAL CO.
     L.L.C. 4(2) / 144A
     2.27%, 01/03/05                                        100,000       99,983
     2.39%, 01/24/05                                         50,000       50,000
     2.38%, 01/26/05                                         75,000       74,990
     2.38%, 01/27/05                                         20,000       19,997

  *+ LINKS FINANCE, L.L.C., SECTION 3C7 / 144A
     2.24%, 01/03/05                                        100,000      100,000
     2.38%, 01/14/05                                         27,000       27,000
     2.35%, 01/18/05                                         22,000       21,995
     2.36%, 01/20/05                                        100,000       99,991
     2.37%, 01/25/05                                         80,000       79,991
     2.40%, 01/26/05                                         25,000       25,001

   + LOANSTAR ASSETS PARTNERS II, L.P.
     2.52%, 01/07/05                                         45,000       45,000

   + LOWNDES CORP., GEORGIA, 144A
     Taxable Demand Bond Series 1997
     2.44%, 01/07/05                                          3,800        3,800

   + MERLOT TRUST SECTION 4(2) / 144A
     Series 2000B
     2.57%, 01/07/05                                         32,630       32,630
     Series 2001A67
     2.57%, 01/07/05                                         35,065       35,065
     Series 2001A7
     2.57%, 01/07/05                                         15,470       15,470

     MERRILL LYNCH & CO, INC., SECTION 4(2) / 144A
     2.23%, 01/03/05                                        100,000      100,000

   o METROPOLITAN LIFE INSURANCE CO., 144A
     2.33%, 01/30/05                                         50,000       50,000
     2.24%, 02/01/05                                        100,000      100,000

   o MONUMENTAL LIFE INSURANCE CO.
     2.38%, 01/03/05                                        100,000      100,000

   + NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
     Adjustable Rate Lease Revenue
     Taxable Bonds (Barnes & Noble,
     Inc. Distribution & Freight
     Consolidation Center Project)
     Series 1995A
     2.39%, 01/07/05                                         13,310       13,310


14 See financial notes.

SCHWAB MONEY MARKET FUND

     ISSUER                                             FACE AMOUNT     VALUE
     RATE, MATURITY DATE                                ($ x 1,000)  ($ x 1,000)
     Adjustable Rate Lease Revenue
     Taxable Bonds (Barnes & Noble,
     Inc. Distribution & Freight
     Consolidation Center Project)
     Series 1995B
     2.39%, 01/07/05                                         10,000       10,000

     Adjustable Rate Lease Revenue
     Taxable Bonds (Camden Center
     Project) Series 2002A
     2.39%, 01/07/05                                         21,480       21,480

     Adjustable Rate Lease Revenue
     Taxable Bonds (Camden Center
     Project) Series 2002B
     2.39%, 01/07/05                                         20,000       20,000

     NORDDEUTSCHE LANDESBANK GIROZENTRALE
     2.32%, 01/12/05                                         80,000       79,985

     ROYAL BANK OF CANADA
     2.25%, 01/04/05                                        150,000      149,992

     ROYAL BANK OF CANADA, 144A
     2.38%, 01/10/05                                         60,000       60,000

     ROYAL BANK OF SCOTLAND, PLC
     2.33%, 01/14/05                                        200,000      199,973

   + SANTA ROSA, CALIFORNIA
     Pension Obligation Revenue
     Taxable Bonds Series 2003A
     2.50%, 01/07/05                                         10,000       10,000

   + SE CHRISTIAN CHURCH, JEFFERSON COUNTY, KENTUCKY
     Series 2003
     2.46%, 01/07/05                                         10,000       10,000

  *+ SIGMA FINANCE, INC., SECTION 3C7 / 144A
     2.35%, 01/18/05                                        150,000      149,977
     2.36%, 01/18/05                                        119,000      118,994
     2.39%, 01/18/05                                         65,000       65,006
     2.36%, 01/20/05                                         50,000       49,995
     2.37%, 01/25/05                                        145,000      144,993
     2.37%, 01/25/05                                        109,000      108,973
     2.37%, 01/31/05                                         72,000       71,987

   + SISTERS OF MERCY OF THE AMERICAS REGIONAL COMMUNITY
     OF OMAHA, NEBRASKA
     Series 2001
     2.42%, 01/07/05                                         11,860       11,860

     SOCIETE GENERALE
     2.34%, 01/18/05                                         80,000       79,986

   o TRAVELERS INSURANCE CO., 144A
     2.47%, 01/29/05                                        100,000      100,000

     UBS, AG
     2.43%, 01/18/05                                        720,000      719,886

     WELLS FARGO & CO.
     2.57%, 03/24/05                                        150,000      150,035

     WELLS FARGO & CO., 144A
     2.31%, 01/03/05                                         75,000       75,000
     2.37%, 01/18/05                                        165,000      165,003

     WESTLB, AG
     2.36%, 01/20/05                                         50,000       49,994
                                                                     -----------
                                                                       7,987,292

                                                    MATURITY AMOUNT
     SECURITY                                         ($ x 1,000)
     OTHER INVESTMENTS 8.5% of net assets

     REPURCHASE AGREEMENTS 8.5%
     ---------------------------------------------------------------------------
     BANK OF AMERICA SECURITIES L.L.C.
     Tri-Party Repurchase Agreement
     Collateralized by U.S. Government
     Securities with a value of $1,020,000
     2.28%, issued 12/31/04,
     due 01/03/05                                       1,000,190      1,000,000

     CREDIT SUISSE FIRST BOSTON L.L.C.
     Tri-Party Repurchase Agreement
     Collateralized by U.S. Government
     Securities with a value of $23,285
     2.30%, issued 12/31/04,
     due 01/03/05                                          22,829         22,825

     GOLDMAN SACHS & CO.
     Tri-Party Repurchase Agreement
     Collateralized by U.S. Government
     Securities with a value of $102,000
     2.38%, issued 12/29/04,
     due 01/05/05                                          50,023         50,000
     2.38%, issued 12/29/04,
     due 01/06/05                                          50,026         50,000

     J.P. MORGAN CHASE & CO.
     Tri-Party Repurchase Agreement
     Collateralized by U.S. Government
     Securities with a value of $255,003
     2.28%, issued 12/31/04,
     due 01/03/05                                         250,048        250,000


                                                         See financial notes. 15

SCHWAB MONEY MARKET FUND

PORTFOLIO HOLDINGS continued

                                                    MATURITY AMOUNT     VALUE
     SECURITY                                          ($ x 1,000)   ($ x 1,000)
     MORGAN STANLEY & CO. INC.
     Tri-Party Repurchase Agreement
     Collateralized by U.S. Government
     Securities with a value of $1,259,713
     2.28%, issued 12/31/04,
     due 01/03/05                                         1,230,234    1,230,000

     UBS FINANCIAL SERVICES, INC.
     Tri-Party Repurchase Agreement
     Collateralized by U.S. Government
     Securities with a value of $1,173,005
     2.28%, issued 12/31/04,
     due 01/03/05                                         1,000,190    1,000,000
     2.29%, issued 12/07/04,
     due 01/07/05                                           150,296      150,000
                                                                     -----------
                                                                       3,752,825

END OF INVESTMENTS.

     ISSUER                                                             COST/
     RATE, ACQUISITION DATE,                            FACE AMOUNT     VALUE
     MATURITY DATE                                      ($ x 1,000)  ($ x 1,000)
     AT DECEMBER 31, 2004, PORTFOLIO HOLDINGS INCLUDED
     RESTRICTED AND/OR ILLIQUID SECURITIES AS FOLLOWS:

     THE GOLDMAN SACHS GROUP, INC., 144A
     2.41%, 07/07/04, 01/10/05                              225,000      225,000

     THE GOLDMAN SACHS GROUP, INC.
     1.94%, 08/18/04, 02/18/05                              198,000      198,000
     2.01%, 08/30/04, 02/24/05                              145,000      145,000
     2.80%, 12/30/04, 06/30/05                              110,000      110,000
                                                                      ----------
                                                                         453,000
     GE LIFE & ANNUITY
     2.22%, 02/02/04, 02/01/05                               50,000       50,000
     2.38%, 05/03/04, 01/03/05                              150,000      150,000
                                                                      ----------
                                                                         200,000
     J.P. MORGAN SECURITIES, INC.
     2.41%, 12/20/04, 01/03/05                              200,000      200,000

     METROPOLITAN LIFE INSURANCE CO., 144A
     2.24%, 02/03/03, 02/01/05                              100,000      100,000
     2.33%, 12/28/00, 01/30/05                               50,000       50,000
                                                                      ----------
                                                                         150,000
     MONUMENTAL LIFE INSURANCE CO., 144A
     2.38%, 06/10/93, 01/03/05                              100,000      100,000

     TRAVELERS INSURANCE CO., 144A
     2.47%, 10/29/04, 01/29/05                              100,000      100,000


16 See financial notes.

SCHWAB MONEY MARKET FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                               $43,973,450 a
Cash                                                                        102
Interest receivable                                                      54,973
Prepaid expenses                                                  +         682
                                                                  --------------
TOTAL ASSETS                                                         44,029,207

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Dividends to shareholders                                              1,724
   Investment adviser and administrator fees                              1,620
   Transfer agent and shareholder service fees                            1,079
   Trustees' fees                                                            18
Accrued expenses                                                  +       1,918
                                                                  --------------
TOTAL LIABILITIES                                                         6,359

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         44,029,207
TOTAL LIABILITIES                                                 -       6,359
                                                                  --------------
NET ASSETS                                                          $44,022,848

NET ASSETS BY SOURCE
Capital received from investors                                      44,022,897
Net realized capital losses                                                 (49)

NET ASSET VALUE (NAV)
                  SHARES
NET ASSETS    /   OUTSTANDING   =   NAV
$44,022,848       44,023,456        $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost of the fund's securities was $43,973,450 Includes restricted and/or illiquid securities worth $1,428,000, or 3.24% of the fund's total net assets. Also, includes other restricted but deemed liquid securities comprised of 144A, section 4(2) and 3c7 securities, worth $14,826,400 or 33.68% of the fund's total net assets.

FEDERAL TAX DATA
-------------------------------------------
COST BASIS OF PORTFOLIO         $43,973,450

AS OF DECEMBER 31, 2004:

UNUSED CAPITAL LOSSES:
Expires 12/31 of:              Loss amount:
  2007                                  $49


                                                         See financial notes. 17

SCHWAB MONEY MARKET FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $670,270

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                146,682 a
Transfer agent and shareholder service fees                              212,304 b
Trustees' fees                                                               189 c
Custodian and portfolio accounting fees                                    4,019
Professional fees                                                            199
Registration fees                                                            706
Shareholder reports                                                        3,392
Other expenses                                                       +       632
                                                                     -----------
Total expenses                                                           368,123
Expense reduction                                                    -    14,284 d
                                                                     -----------
NET EXPENSES                                                             353,839

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  670,270
NET EXPENSES                                                         -   353,839
                                                                     -----------
NET INVESTMENT INCOME                                                    316,431
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $316,431

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.25% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through April 30, 2005 to 0.75% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.


18 See financial notes.

SCHWAB MONEY MARKET FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                              1/1/04-12/31/04   1/1/03-12/31/03
Net investment income                                $316,431          $257,243
                                              ----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                316,431           257,243

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  316,431           257,243 a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
Shares sold                                       131,897,898       132,562,456
Shares reinvested                                     310,836           253,763
Shares redeemed                               +  (137,265,143)     (134,800,345)
                                              ----------------------------------
NET TRANSACTIONS IN FUND SHARES                    (5,056,409)       (1,984,126)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                49,079,257        51,063,383
Total decrease                                +    (5,056,409)       (1,984,126)c
                                              ----------------------------------
END OF PERIOD                                     $44,022,848       $49,079,257

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR
  Ordinary income             $316,431
  Long-term capital gains          $--

  PRIOR YEAR
  Ordinary income             $257,243
  Long-term capital gains          $--

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

c Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


                                                         See financial notes. 19

SCHWAB MONEY MARKET FUND

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the fund in this report and its trust.

THE FUND OFFERS ONE SHARE CLASS. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the fund's investments are described in the sections earlier in this report. However, there are certain other fund operations and policies that may affect the fund's financials, as described below. Other policies concerning the fund's business operations also are described here.

THE FUND DECLARES DIVIDENDS EVERY DAY IT IS OPEN FOR BUSINESS. These dividends, which are equal to the fund's net investment income for that day, are paid out to shareholders once a month. The fund may make distributions from any net realized capital gains once a year.

THE FUND MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, the fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUND MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created. Any repurchase agreements with due dates later than seven days from issue dates may be subject to seven day put features for liquidity purposes.

The fund's repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the fund's custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUND PAYS FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide Investment Advisory and administrative services and with

THE TRUST AND ITS FUNDS

This list shows all of the funds included in The Charles Schwab Family of Funds. The fund discussed in this report is highlighted.

THE CHARLES SCHWAB FAMILY OF FUNDS
organized October 20, 1989
  SCHWAB MONEY MARKET FUND
  Schwab Government Money Fund
  Schwab U.S. Treasury Money Fund
  Schwab Value Advantage Money Fund
  Schwab Municipal Money Fund
  Schwab California Municipal Money Fund
  Schwab New York Municipal Money Fund
  Schwab New Jersey Municipal Money Fund
  Schwab Pennsylvania Municipal Money Fund
  Schwab Florida Municipal Money Fund
  Schwab Massachusetts Municipal Money Fund
  Schwab Retirement Advantage Money Fund
  Schwab Retirement Money Fund
  Schwab Government Cash Reserves
  Schwab Advisor Cash Reserves
  Schwab Cash Reserves

SCHWAB MONEY MARKET FUND

Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The fund may make direct transactions with certain other Schwab Funds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund's Statement of Operations.

THE FUND MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The fund may obtain temporary bank loans through the trust to which the fund belongs, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The fund pays interest on the amounts that it borrows at rates that are negotiated periodically. There was no borrowing for the fund during the period.

THE FUND INTENDS TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUND'S ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUND. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES ITS SECURITIES AT AMORTIZED COST, which approximates market value.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If the fund buys a debt instrument at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If

SCHWAB MONEY MARKET FUND

the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to the fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Money Market Fund (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2005

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the fund covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the Schwab Funds (of which there were 53 as of 12/31/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                          TRUST POSITION(S);
NAME AND BIRTHDATE        TRUSTEE SINCE                       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2       Chairman, Trustee:                  Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab &
7/29/37                   Family of Funds, 1989;              Co., Inc.; Chair, Director, Charles Schwab Investment Management,
                          Investments, 1991;                  Inc.; Chair, Charles Schwab Holdings (UK); CEO, Director, Charles
                          Capital Trust, 1993;                Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I,
                          Annuity Portfolios, 1994.           Schwab International Holdings, Inc.; Director, Charles Schwab Bank,
                                                              N.A., U.S. Trust, United States Trust Co. of New York, Siebel Systems
                                                              (software), Xsign, Inc. (electronic payment systems), TrustMark, Inc.,
                                                              All Kinds of Minds (education); Trustee, Stanford University. Until
                                                              5/04: Director, The Gap, Inc. (clothing retailer). Until 5/03: Co-CEO,
                                                              The Charles Schwab Corp. Until 3/02: Director, Audiobase, Inc.
                                                              (Internet audio solutions). Until 5/02: Director, Vodaphone AirTouch
                                                              PLC (telecommunications). Until 7/01: Director, The Charles Schwab
                                                              Trust Co.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE     TRUST OFFICE(S) HELD                MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER        President, CEO                      EVP, President, Director, Charles Schwab Investment Management,
5/4/55                 (all trusts).                       Inc; Until 7/04: SVP for Development and Distribution, Asset
                                                           Management Products and Services Enterprise; Until 6/03: EVP,
                                                           CFO, Chief Administrative Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD        SVP, Chief Investment               SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                 Officer (all trusts).               Management, Inc.; Chief Investment Officer, The Charles Schwab
                                                           Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS         SVP, Chief Investment               Since 9/04: Chief Investment Officer, Fixed Income, Charles
7/10/59                Officer (all trusts).               Schwab Investment Management, Inc.; Since 6/04: SVP, Charles Schwab
                                                           Investment Management, Inc.; Until 6/04: VP, Charles Schwab
                                                           Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER       SVP, Chief Investment               Since 5/04: SVP, Chief Investment Officer, Equities, Charles Schwab
9/29/63                Officer (all trusts).               Investment Management, Inc.; Since 6/04: VP, Chief Investment
                                                           Officer, Laudus Trust; Until 5/04: VP, Charles Schwab Investment
                                                           Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE       Chief Compliance                    Since 9/04: SVP, Institutional Compliance and Chief Compliance
11/11/60               Officer (all trusts).               Officer, Charles Schwab Investment Management, Inc.; Until 9/04:
                                                           VP, Charles Schwab & Co., Charles Schwab Investment Management,
                                                           Inc.; Until 2002: VP of Internal Audit, Charles Schwab & Co.;
                                                           Prior to 2000: PricewaterhouseCoopers.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON         Secretary (all trusts).             SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                    Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                           U.S. Securities and Exchange Commission, San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA         Treasurer, Principal                Since 11/04: SVP, CFO, Charles Schwab Investment Management,
6/9/64                 Financial Officer                   Inc.; Until 11/04: SVP, Financial Reporting, Charles Schwab & Co., Inc.;
                       (all trusts).                       Until 12/99: Chief Financial Officer, Commerzbank Capital Markets;
                                                           Until 9/99: Managing Director at the New York Stock Exchange.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE     TRUSTEE SINCE                       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER     2000 (all trusts).                  Since 2/05: Director, Pacific Life Insurance Company; Chair, JDN
8/13/60                                                    Corp. Advisory LLC; Trustee, Stanford University, America First
                                                           Cos., Omaha, NE (venture capital/fund management), Redwood
                                                           Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                           International (research), PMI Group, Inc. (mortgage insurance),
                                                           Lucile Packard Children's Hospital, Laudus Trust, Laudus Variable
                                                           Insurance Trust. 2001: Special Advisor to the President, Stanford
                                                           University. Until 2001: VP, Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD      Family of Funds, 1989;              CEO, Dorward & Associates (corporate management, marketing
9/23/31                Investments, 1991;                  and communications consulting). Until 1999: EVP, Managing Director,
                       Capital Trust, 1993;                Grey Advertising. Until 1996: President, CEO, Allen & Dorward
                       Annuity Portfolios,1994.            Advertising.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER      2000 (all trusts).                  Director, Aphton Corp. (bio-pharmaceuticals); Non-Executive Chair,
11/22/41                                                   Trustee, Solectron Corp. (manufacturing), Mission West Properties
                                                           (commercial real estate), Stratex Networks (network equipment), Laudus
                                                           Trust, Laudus Variable Insurance Trust; Public Governor, Member,
                                                           executive committee, Pacific Stock & Options Exchange. Until 2/04:
                                                           Co-CEO, Aphton Corp. (bio-pharmaceuticals). Until 1998: Dean,
                                                           Haas School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES       Family of Funds, 1989;              Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                Investments, 1991;                  services and investment advisory firm).
                       Capital Trust, 1993;
                       Annuity Portfolios,1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH        2000 (all trusts).                  Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                    Trustee, Cooper Industries (electrical products, tools and hardware);
                                                           Member, audit committee, Northern Border Partners, L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS     Family of Funds, 1989;              Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                Investments, 1991;                  Chair, CEO, North American Trust (real estate investment trust).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY      Family of Funds, 1989;              Chair, CEO, Wilsey Bennett, Inc. (real estate investment and
8/18/43                Investments, 1991;                  management, and other investments).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.

GLOSSARY

AGENCY DISCOUNT NOTES Notes issued by federal agencies--known as Government Sponsored Enterprises, or GSEs--at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITIES Bonds or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

BOND ANTICIPATION NOTES Obligations sold by a municipality on an interim basis in anticipation of the municipality's issuance of a longer-term bond in the future.

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COMMERCIAL PAPER Promissory notes issued by banks, corporations, state and local governments and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

CREDIT-ENHANCED SECURITIES Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security's value, are designed to help lower the risk of default on a security and may also make the security more liquid.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. Federal regulations strictly limit the credit quality of the securities a money market fund can buy.

CREDIT RATINGS Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor's, Fitch, Inc. and Moody's Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor's and Fitch, and Aaa, Aa, A and Baa for Moody's.

CREDIT RISK The risk that a debt issuer may be unable to pay interest or principal to its debtholders.

PORTFOLIO TERMS

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

ACES  Adjustable convertible extendable security
BAN   Bond anticipation note
COP   Certificate of participation
GAN   Grant anticipation note
GO    General obligation
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDRB  Industrial Development Revenue Bond
M/F   Multi-family
RAN   Revenue anticipation note
RB    Revenue bond
S/F   Single-family
TAN   Tax anticipation note
TECP  Tax-exempt commercial paper
TRAN  Tax and revenue anticipation note
VRD   Variable-rate demand

DOLLAR-WEIGHTED AVERAGE MATURITY (DWAM) See weighted average maturity.

EFFECTIVE YIELD A measurement of a fund's yield that assumes that all dividends were reinvested in additional shares of the fund.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

FACE VALUE The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

ILLIQUID SECURITIES Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

INTEREST Payments to holders of debt securities as compensation for loaning a security's principal to the issuer.

LIQUIDITY-ENHANCED SECURITY A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

MATURITY The date a debt security is scheduled to be "retired" and its principal amount returned to the bondholder.

MONEY MARKET SECURITIES High-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (such as banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE PER SHARE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE ANTICIPATION NOTES Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

SECTION 3C7 SECURITIES Section 3c7 of the Investment Company Act of 1940 (the "1940 Act") exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by "qualified purchasers" and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

TAX ANTICIPATION NOTES Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

TIER 1, TIER 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security's tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab(R) Institutional Select(R) Funds
   Schwab(R) Institutional Select(R) S&P 500 Fund
   Schwab(R) Institutional Select(R) Large-Cap Value Index Fund
   Schwab(R) Institutional Select(R) Small-Cap Value Index Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc. (Schwab)

FUNDS
Schwab Funds(R)
P.O. Box 3812, Englewood, CO 80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.

REG31359

SCHWAB CASH RESERVES

      ANNUAL REPORT
      December 31, 2004


                                                           [CHARLES SCHAWB LOGO]

IN THIS REPORT

   Schwab Cash Reserves
      Ticker Symbol: SWSXX

   Management's Discussion .................................................   2
      The president of Schwab Funds(R) and the fund's managers take a look at the factors that shaped fund performance during the report period.

   Performance and Fund Facts ...............  5

   Fund Expenses ...........................................................   6

   Financial Statements ....................................................   7

   Financial Notes .........................................................  14

   Fund Trustees ...........................................................  18

   Glossary ................................................................  21

   Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder,

I understand that selecting a financial services company is an important decision you make as an investor and is one that we take very seriously. In fact, we made recent changes that we believe will both improve the quality of service you receive and give you the best value possible. For example, we reduced the average cost of security trades and we also expanded access to high-quality investment products.

Looking forward, we continue to see tremendous opportunities for investors, and my colleagues and I are committed to helping you maximize them. The changes we made last year at Schwab laid a foundation for more improvements this year. We will continue to expand the array of products and services that you are looking for, including new cash management and credit products from the Schwab Bank and new mutual fund products.

In other positive news, I'm happy to announce that Evelyn Dilsaver has been named CEO and President of Schwab Funds(R). Although new to the position, Evelyn is no stranger to Schwab Funds, having been an officer in several other capacities at Schwab. Her broad experience in product creation, coupled with a comprehensive understanding of your financial needs, make her the ideal candidate for her new role.

I speak for Evelyn, as well as the rest of the Schwab Funds group, when I say we want Schwab to be a place where investors can find useful, quality financial products and services to help them succeed. Regardless of the size of their portfolios, Schwab should be the place investors can always trust to watch out for their best interests.

This commitment to our shareholders will not change, as nothing is more important to us than your trust. Thank you for investing with us.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION for the year ended December 31, 2004

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I am very excited about my new role as President and CEO of Schwab Funds(R). My experience at Schwab has given me many opportunities to focus on meeting the needs of our clients. This will continue to be my emphasis, and I reiterate what Chuck Schwab noted in his letter, that our goal is to offer you better value and more relevant choices.

One of our more recent decisions was to create this new money fund, Schwab Cash Reserves. In fact, I am proud to bring you the first annual report for the Fund, which offers eligible investors lower expenses on a sweep fund. My plan is to build on this legacy of value and continue to offer unique investment solutions to help you meet your financial goals.

When we discuss Schwab Funds with our clients, we often hear that you want to know that you're getting the best value. We find that shareholders may be unaware that some of the Schwab Funds offer additional share classes that carry lower expenses in exchange for higher initial investments of $25,000 or more. I encourage you to review your accounts to see if you are eligible to purchase these money-saving shares. If you would like to learn more about these potentially cost-saving shares, our investment consultants are available to assist you.

I also want to point out that over the past year, the Federal Reserve raised short-term interest rates five times, up to 2.25% at year-end, making yields on the Schwab Funds' money funds more attractive than they were earlier in the year. I'm noting this because, no matter what the economic outlook is, most investors' asset-allocation strategies include a cash component, which offers liquidity and capital preservation that can help to lessen the effect of the market's volatility.

I look forward to serving you in my new role. Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver


2 Schwab Cash Reserves

[PHOTO OF LINDA KLINGMAN]

LINDA KLINGMAN, a vice president of the investment adviser and senior portfolio manager, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

[PHOTO OF MIKE NEITZKE]

MIKE NEITZKE, a portfolio manager, has day-to-day responsibility for management of the fund. Prior to joining the firm in March 2001, he worked for more than 15 years in the financial services industry as a portfolio manager.

THE INVESTMENT ENVIRONMENT AND THE FUND

2004 STARTED OFF POSITIVELY, CONTINUING THE ENCOURAGING ECONOMIC TREND THAT WAS REPORTED TOWARD THE END OF 2003. Businesses added to their inventories, factory orders rose and production gained some strength. Retail sales continued to rise and higher commodity prices were holding. Mortgage refinancing activity, while still significant, waned as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid gains. In fact, aside from a "soft patch" in early summer, the economy stayed strong throughout 2004.

The firming labor market, as well as steady gains in capital spending, kept the expansion on a self-sustaining path. The caution surrounding the economic outlook and geopolitical environment began to dissipate last spring and firms, unable to continue boosting productivity by restraining hiring, added more than two million new jobs during the year. Moreover, many leading indicators, such as the Institute for Supply Management's business activity surveys, suggested further improvement, while continuing claims for unemployment benefits remained near cyclical lows. In addition, consumer sentiment rebounded, the labor market continued to sustain consumer spending, and corporate liquidity remained positive.

Strong productivity growth and slack in the economy kept a lid on inflation. The Federal Reserve (Fed) began to take the Fed funds rate higher beginning in June amid signs of solidly expanding output and improved hiring. The rate was raised another four times in 2004, ending the year at a moderate 2.25%. The moves had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the hikes began.

Strengthening global demand for oil, particularly in the Pacific Rim, and supply constraints in the wake of the Florida hurricanes drove crude prices to record highs, above $50 per barrel in late October. Since then, crude prices backed off to the mid-$40 range, as supply concerns dissipated and China's economy continues to attempt to engineer a soft landing. Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.


                                                          Schwab Cash Reserves 3

MANAGEMENT'S DISCUSSION continued

      Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.

SCHWAB CASH RESERVES was launched on August 12, 2004. At that time, interest rates already had begun to rise and were expected to continue rising throughout the year. Over the course of the report period we purchased variable-rate securities and ended the year with 10% of the portfolio invested in these types of securities. Investing in variable-rate securities in a rising interest rate environment is beneficial because this type of security resets its interest rate frequently, providing the opportunity to capture a rise in market rates. We maintained the fund's weighted average maturity (WAM) at approximately 38 days.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


4 Schwab Cash Reserves

PERFORMANCE AND FUND FACTS as of 12/31/04

SEVEN-DAY YIELDS

The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

--------------------------------------------------------------------------------
SEVEN-DAY YIELD 1                                                          1.60%
--------------------------------------------------------------------------------
SEVEN-DAY YIELD--NO WAIVER 2                                               1.28%
--------------------------------------------------------------------------------
SEVEN-DAY EFFECTIVE YIELD 1                                                1.62%
--------------------------------------------------------------------------------

STATISTICS

Money funds must maintain a dollar-weighted average maturity of no longer than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                                              37 days
--------------------------------------------------------------------------------
CREDIT QUALITY OF HOLDINGS % of portfolio                            100% Tier 1
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

  AN INVESTMENT IN A MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY FUND.

  Portfolio holdings may have changed since the report date.

1 Fund expenses have been partially absorbed by CSIM and Schwab.

2 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.


                                                          Schwab Cash Reserves 5

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested from the fund's commencement of operation at August 12, 2004 and held through December 31, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                         ENDING
                                                   BEGINNING          ACCOUNT VALUE              EXPENSES
                              EXPENSE RATIO      ACCOUNT VALUE      (Net of Expenses)      PAID DURING PERIOD 1
                               (Annualized)       at 8/12/04           at 12/31/04           8/12/04-12/31/04
---------------------------------------------------------------------------------------------------------------
SCHWAB CASH RESERVES

  Actual Return                    0.69%            $1,000              $1,004.60                 $2.68
  Hypothetical 5% Return           0.69%            $1,000              $1,016.72                 $2.70

1 Expenses for the fund are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 142 days of the period (from 8/12/04, commencement of operations through 12/31/04), and divided by 366 days of the fiscal year.


6 Schwab Cash Reserves

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                08/12/04 1-
                                                 12/31/04
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period            1.00
                                                --------------------------------
Income from investment operations:
   Net investment income                          0.00 2
                                                --------------------------------
Less distributions:
   Dividends from net investment income          (0.00) 2
                                                --------------------------------
Net asset value at end of period                  1.00
                                                --------------------------------
Total return (%)                                  0.46 3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                         0.69 4
   Gross operating expenses                       1.05 4
   Net investment income                          1.24 4
Net assets, end of period ($ x 1,000,000)          140

1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 Annualized.


                                                          See financial notes. 7

SCHWAB CASH RESERVES

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities.

* Asset-backed security

+ Credit-enhanced security

o Restricted and/or illiquid security

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase, except U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date.

                                                             COST        VALUE
HOLDINGS BY CATEGORY                                      ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
 74.7%  FIXED-RATE
        OBLIGATIONS                                         104,951      104,951

 10.0%  VARIABLE-RATE
        OBLIGATIONS                                          13,997       13,997

 15.2%  OTHER INVESTMENTS                                    21,407       21,407
--------------------------------------------------------------------------------
 99.9%  TOTAL INVESTMENTS                                   140,355      140,355

  0.1%  OTHER ASSETS AND
        LIABILITIES                                                          132
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                       140,487

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)

      FIXED-RATE OBLIGATIONS 74.7% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS 41.5%
      --------------------------------------------------------------------------
   *+ AMSTERDAM FUNDING CORP., SECTION 4(2) / 144A
      2.38%, 02/14/05                                       2,000          1,994

    + ANZ NATIONAL (INT'L) LTD.
      2.31%, 01/14/05                                       1,000            999

   *+ ASAP FUNDING LTD., SECTION 4(2) / 144A
      2.40%, 03/02/05                                       1,000            996

    * ATLANTIS ONE FUNDING CORP., SECTION 4(2) / 144A
      2.29%, 02/22/05                                       3,000          2,990

      BANK OF AMERICA CORP.
      2.06%, 01/26/05                                       1,000            999
      2.06%, 01/28/05                                       3,000          2,995
      2.43%, 03/02/05                                       1,000            996

      BANK OF IRELAND, SECTION 4(2) / 144A
      2.38%, 03/09/05                                       1,000            996

    + BARCLAYS U.S. FUNDING CORP.
      2.26%, 02/22/05                                       2,000          1,993

    + CBA (DELAWARE) FINANCE, INC.
      2.39%, 02/17/05                                       1,000            997

      CITICORP
      2.29%, 01/12/05                                       2,000          1,999

   *+ CLIPPER RECEIVABLES CORP., SECTION 4(2) / 144A
      2.43%, 02/23/05                                       1,000            996

   *+ CONCORD MINUTEMEN CAPITAL CO., SECTION 3C7 / 144A
      2.06%, 01/21/05                                       1,000            999

    * DAKOTA CP NOTES OF CITIBANK CREDIT CARD ISSUANCE
      TRUST, SECTION 4(2) / 144A
      2.27%, 01/03/05                                       3,000          3,000
      2.31%, 01/14/05                                       1,000            999

    + DANSKE CORP.
      2.38%, 02/23/05                                       2,000          1,993

      DNB NOR BANK ASA
      2.36%, 02/08/05                                       2,000          1,995

   *+ FAIRWAY FINANCE CO., L.L.C., SECTION 4(2) / 144A
      2.03%, 01/20/05                                       1,000            999

      GENERAL ELECTRIC CAPITAL CORP.
      2.00%, 01/06/05                                       2,000          1,999
      2.03%, 01/21/05                                       1,000            999
      2.28%, 02/18/05                                       2,000          1,994


8 See financial notes.

SCHWAB CASH RESERVES

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
    * GIRO FUNDING U.S. CORP., SECTION 4(2) / 144A
      2.26%, 02/14/05                                       1,466          1,462

   *+ GREYHAWK FUNDING, L.L.C., SECTION 4(2) / 144A
      2.26%, 02/16/05                                       1,000            997

    + HBOS TREASURY SERVICES, PLC
      2.28%, 02/14/05                                       1,300          1,296

    + ING (U.S.) FUNDING, L.L.C
      2.45%, 03/10/05                                       2,000          1,991

    + IXIS COMMERCIAL PAPER CORP., SECTION 4(2) / 144A
      2.06%, 03/03/05                                       1,000            997

   *+ JUPITER SECURITIZATION CORP., SECTION 4(2) / 144A
      2.29%, 01/12/05                                       1,000            999

    * K2 (USA), L.L.C., SECTION 3C7 / 144A
      2.01%, 01/10/05                                       1,000          1,000
      2.03%, 01/18/05                                       1,000            999

    + KBC FINANCIAL PRODUCTS INTERNATIONAL, LTD.,
      SECTION 4(2) / 144A
      2.16%, 04/01/05                                       1,000            995

   *+ KITTY HAWK FUNDING CORP., SECTION 4(2) / 144A
      2.04%, 01/19/05                                       1,000            999

   *+ LEXINGTON PARKER CAPITAL CO., L.L.C.,
      SECTION 4(2) / 144A
      2.17%, 04/06/05                                       2,000          1,989

   *+ PREFERRED RECEIVABLES FUNDING CORP.,
      SECTION 4(2) / 144A
      2.28%, 01/11/05                                       1,000            999
      2.29%, 01/13/05                                       1,000            999

   *+ SCALDIS CAPITAL LTD., SECTION 4(2) / 144A
      2.26%, 02/14/05                                       1,134          1,131
      2.42%, 03/15/05                                       1,000            995

   *+ SIGMA FINANCE, INC., SECTION 3C7 / 144A
      2.12%, 03/22/05                                       1,000            995

   *+ THUNDER BAY FUNDING, L.L.C., SECTION 4(2) / 144A
      2.06%, 02/08/05                                       1,000            998

   *+ TICONDEROGA FUNDING, L.L.C., SECTION 4(2) / 144A
      2.42%, 02/25/05                                       2,000          1,993

    + WESTPAC CAPITAL CORP.
      2.40%, 03/07/05                                       1,000            996

   *+ WINDMILL FUNDING CORP., SECTION 4(2) / 144A
      2.28%, 01/10/05                                       1,500          1,499
                                                                     -----------
                                                                          58,256
      CERTIFICATES OF DEPOSIT 31.1%
      --------------------------------------------------------------------------
      AMERICAN EXPRESS CENTURION BANK
      2.25%, 01/04/05                                       1,000          1,000

      BANCO BILBAO VIZCAYA ARGENTARIA S.A.
      2.02%, 03/02/05                                       2,000          2,000
      2.37%, 03/10/05                                       1,000          1,000

      BNP PARIBAS
      2.30%, 02/25/05                                       1,000          1,000
      2.44%, 03/11/05                                       2,000          2,000
      2.71%, 06/29/05                                       1,000          1,000

      CANADIAN IMPERIAL BANK OF COMMERCE
      2.38%, 02/22/05                                       2,000          2,000

      CITIBANK, N.A.
      2.40%, 03/07/05                                       1,000          1,000

      CREDIT SUISSE FIRST BOSTON
      2.40%, 02/25/05                                       1,000          1,000

      DANSKE BANK A/S
      2.00%, 01/18/05                                       2,000          2,000

      DEXIA BANK BELGIUM
      2.03%, 01/21/05                                       1,000          1,000

      LANDESBANK BADEN-WURTTEMBERG
      2.56%, 05/17/05                                       2,200          2,195

      LANDESBANK HESSEN-THURINGEN GIROZENTRALE
      2.37%, 03/07/05                                       1,000          1,000

      NATIONWIDE BUILDING SOCIETY
      2.38%, 03/08/05                                       5,000          5,000

      NORDEA BANK FINLAND, PLC
      2.21%, 01/25/05                                       1,000          1,000

      RABOBANK NEDERLAND
      2.32%, 02/02/05                                       1,000          1,000

      TORONTO DOMINION BANK
      2.24%, 01/26/05                                       5,000          5,000
      2.32%, 02/02/05                                       1,000          1,000

      U.S. BANK, N.A.
      2.36%, 03/11/05                                       1,000          1,000

      UNICREDITO ITALIANO SPA
      2.02%, 01/19/05                                       1,000          1,000
      2.40%, 02/28/05                                       3,500          3,500

      WELLS FARGO BANK, N.A.
      2.36%, 01/31/05                                       2,000          2,000

      WILMINGTON TRUST CO.
      2.02%, 01/18/05                                       5,000          5,000
                                                                     -----------
                                                                          43,695


                                                          See financial notes. 9

SCHWAB CASH RESERVES

PORTFOLIO HOLDINGS continued

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
      BANK NOTES 1.4%
      --------------------------------------------------------------------------
      BANK OF AMERICA, N.A.
      2.42%, 03/03/05                                       2,000          2,000

      PROMISSORY NOTES 0.7%
      --------------------------------------------------------------------------
    o THE GOLDMAN SACHS GROUP, INC.
      1.94%, 02/18/05                                       1,000          1,000

      VARIABLE-RATE OBLIGATIONS 10.0% of net assets

      HSH NORDBANK, AG
      2.30%, 01/10/05                                       3,000          2,999

      ROYAL BANK OF SCOTLAND, PLC
      2.34%, 01/31/05                                       2,000          1,999

   *+ SIGMA FINANCE, INC., SECTION 3C7 / 144A
      2.35%, 01/18/05                                       2,000          1,999
      2.37%, 01/25/05                                       1,000          1,000

      SOCIETE GENERALE
      2.34%, 01/18/05                                       2,000          2,000

    + TENDERFOOT SEASONAL HOUSING, L.L.C.
      Series B
      2.47%, 01/07/05                                       3,000          3,000

      WESTLB, AG
      2.36%, 01/20/05                                       1,000          1,000
                                                                     -----------
                                                                          13,997

                                                    MATURITY AMOUNT
      SECURITY                                        ($ x 1,000)
      OTHER INVESTMENTS 15.2% of net assets

      REPURCHASE AGREEMENTS 15.2%
      --------------------------------------------------------------------------
      CREDIT SUISSE FIRST BOSTON L.L.C.
      Tri-Party Repurchase Agreement
      Collaterized by U.S. Government
      Securities with a value of $21,839
      2.30%, issued 12/31/04
      due 01/03/05                                         21,411         21,407

END OF INVESTMENTS.

      ISSUER
      RATE, ACQUISITION DATE,                           FACE AMOUNT       VALUE
      MATURITY DATE                                     ($ x 1,000)    ($ x 1,000)
      AT DECEMBER 31, 2004, PORTFOLIO HOLDINGS INCLUDED
      RESTRICTED AND/OR ILLIQUID SECURITIES AS FOLLOWS:

      THE GOLDMAN SACHS GROUP, INC.
      1.94%, 08/18/04, 02/18/05                               1,000          1,000


10 See financial notes.

SCHWAB CASH RESERVES

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at value                                                  $118,948 a
Repurchase agreements, at value                                          21,407 a
Interest receivable                                                         151
Prepaid expenses                                                     +       62
                                                                     ----------
TOTAL ASSETS                                                            140,568

LIABILITIES
-------------------------------------------------------------------------------
Payables:
  Dividends to shareholders                                                   5
  Investment adviser and administrator fees                                   6
  Transfer agent and shareholder service fees                                 3
  Trustees' fees                                                              1
Accrued expenses                                                     +       66
                                                                     ----------
TOTAL LIABILITIES                                                            81

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            140,568
TOTAL LIABILITIES                                                    -       81
                                                                     ----------
NET ASSETS                                                             $140,487

NET ASSETS BY SOURCE
Capital received from investors                                         140,487

NET ASSET VALUE (NAV)
                      SHARES
NET ASSETS     /      OUTSTANDING      =      NAV
$140,487              140,487                 $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost of the fund's securities was $140,355. Includes restricted and/or illiquid securities worth $1,000, or 0.71% of the fund's total net assets. Also, includes other restricted but deemed liquid securities comprised of 144A, section 4(2) and 3c7 securities, worth $37,014 or 26.35% of the fund's total net assets.

FEDERAL TAX DATA
---------------------------------------------------
COST BASIS OF PORTFOLIO                    $140,355



                                                         See financial notes. 11

SCHWAB CASH RESERVES

Statement of
OPERATIONS
From August 12, 2004 (commencement of operations) through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                                   $812

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                   160 a
Transfer agent and shareholder service fees                                 190 b
Trustees' fees                                                                8 c
Custodian and portfolio accounting fees                                       7
Professional fees                                                            11
Registration fees                                                             4
Shareholder reports                                                          60
Other expenses                                                           +    1
                                                                         ------
Total expenses                                                              441
Expense reduction                                                        -  150 d
                                                                         ------
NET EXPENSES                                                                291

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     812
NET EXPENSES                                                             -  291
                                                                         ------
NET INVESTMENT INCOME                                                       521
                                                                         ------
INCREASE IN NET ASSETS FROM OPERATIONS                                     $521

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.25% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d A reduction of $148 was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through April 29, 2006, to 0.69% of average daily net assets. This limit excludes interest, taxes and certain non-routine expenses.


12 See financial notes.

SCHWAB CASH RESERVES

Statement of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on August 12, 2004, it has no prior report period. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                             08/12/04-12/31/04
Net investment income                                     $521
                                           -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                     521

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                       521                  a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
Shares sold                                            384,505
Shares reinvested                                          510
Shares redeemed                            +          (244,528)
                                           -------------------------------------
NET TRANSACTIONS IN FUND SHARES                        140,487

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                         --
Total increase                             +           140,487                  c
                                           -------------------------------------
END OF PERIOD                                         $140,487


  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR

  Ordinary income                          $521
  Long-term capital gains                   $--


b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.


c Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


                                                         See financial notes. 13

SCHWAB CASH RESERVES

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUND OFFERS ONE SHARE CLASS. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the fund's investments are described in sections earlier in this report. However, there are certain other fund operations and policies that may affect the fund's financials, as described below. Other policies concerning the fund's business operations also are described here.

THE FUND DECLARES DIVIDENDS EVERY DAY IT IS OPEN FOR BUSINESS. These dividends, which are equal to a fund's net investment income for that day, are paid out to shareholders once a month. The fund may make distributions from any net realized capital gains once a year.

THE FUND MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, the fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUND MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created. Any repurchase agreements with due dates later than seven days from issue dates may be subject to seven day put features for liquidity purposes.

The fund's repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the fund's custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUND PAYS FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in The Charles Schwab Family of Funds. The funds discussed in this report are highlighted.

THE CHARLES SCHWAB FAMILY OF FUNDS
organized October 20, 1989
  Schwab Money Market Fund
  Schwab Government Money Fund
  Schwab U.S. Treasury Money Fund
  Schwab Value Advantage Money Fund
  Schwab Municipal Money Fund
  Schwab California Municipal Money Fund
  Schwab New York Municipal Money Fund
  Schwab New Jersey Municipal Money Fund
  Schwab Pennsylvania Municipal Money Fund
  Schwab Florida Municipal Money Fund
  Schwab Massachusetts Municipal Money Fund
  Schwab Retirement Advantage Money Fund
  Schwab Retirement Money Fund
  Schwab Advisor Cash Reserves
  Schwab Government Cash Reserves
  SCHWAB CASH RESERVES

SCHWAB CASH RESERVES

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The fund may make direct transactions with certain other Schwab Funds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund's Statement of Operations.

THE FUND MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The fund may obtain temporary bank loans through the trust to which the fund belongs, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. There was no borrowing for the fund during the period.

THE FUND INTENDS TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUND'S ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUND. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES ITS SECURITIES AT AMORTIZED COST, which approximates market value.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

SCHWAB CASH RESERVES

INTEREST INCOME is recorded as it accrues. If the fund buys a debt instrument at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Cash Reserves

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Cash Reserves (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the "Fund") at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the period August 12, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2005

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the fund covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the Schwab Funds (of which there were 53 as of 12/31/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                       TRUST POSITION(S);
NAME AND BIRTHDATE     TRUSTEE SINCE                          MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2    Chairman, Trustee:                     Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab &
7/29/37                Family of Funds, 1989;                 Co., Inc.; Chair, Director, Charles Schwab Investment Management,
                       Investments, 1991;                     Inc.; Chair, Charles Schwab Holdings (UK); CEO, Director, Charles
                       Capital Trust, 1993;                   Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I,
                       Annuity Portfolios, 1994.              Schwab International Holdings, Inc.; Director, Charles Schwab Bank,
                                                              N.A., U.S. Trust, United States Trust Co. of New York, Siebel Systems
                                                              (software), Xsign, Inc. (electronic payment systems), TrustMark, Inc.,
                                                              All Kinds of Minds (education); Trustee, Stanford University. Until
                                                              5/04: Director, The Gap, Inc. (clothing retailer). Until 5/03: Co-CEO,
                                                              The Charles Schwab Corp. Until 3/02: Director, Audiobase, Inc.
                                                              (Internet audio solutions). Until 5/02: Director, Vodaphone AirTouch
                                                              PLC (telecommunications). Until 7/01: Director, The Charles Schwab
                                                              Trust Co.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE     TRUST OFFICE(S) HELD               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER        President, CEO                     EVP, President, Director, Charles Schwab Investment Management,
5/4/55                 (all trusts).                      Inc; Until 7/04: SVP for Development and Distribution, Asset
                                                          Management Products and Services Enterprise; Until 6/03: EVP,
                                                          CFO, Chief Administrative Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD        SVP, Chief Investment              SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                 Officer (all trusts).              Management, Inc.; Chief Investment Officer, The Charles Schwab
                                                          Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS         SVP, Chief Investment              Since 9/04: Chief Investment Officer, Fixed Income, Charles
7/10/59                Officer (all trusts).              Schwab Investment Management, Inc.; Since 6/04: SVP, Charles Schwab
                                                          Investment Management, Inc.; Until 6/04: VP, Charles Schwab
                                                          Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER       SVP, Chief Investment              Since 5/04: SVP, Chief Investment Officer, Equities, Charles Schwab
9/29/63                Officer (all trusts).              Investment Management, Inc.; Since 6/04: VP, Chief Investment
                                                          Officer, Laudus Trust; Until 5/04: VP, Charles Schwab Investment
                                                          Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE       Chief Compliance                   Since 9/04: SVP, Institutional Compliance and Chief Compliance
11/11/60               Officer (all trusts).              Officer, Charles Schwab Investment Management, Inc.; Until 9/04:
                                                          VP, Charles Schwab & Co., Charles Schwab Investment Management,
                                                          Inc.; Until 2002: VP of Internal Audit, Charles Schwab & Co.;
                                                          Prior to 2000: PricewaterhouseCoopers.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON         Secretary (all trusts).            SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                   Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                          U.S. Securities and Exchange Commission, San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA         Treasurer, Principal               Since 11/04: SVP, CFO, Charles Schwab Investment Management,
6/9/64                 Financial Officer                  Inc.; Until 11/04: SVP, Financial Reporting, Charles Schwab & Co., Inc.;
                       (all trusts).                      Until 12/99: Chief Financial Officer, Commerzbank Capital Markets;
                                                          Until 9/99: Managing Director at the New York Stock Exchange.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE     TRUSTEE SINCE                      MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER     2000 (all trusts).                 Since 2/05: Director, Pacific Life Insurance Company; Chair, JDN
8/13/60                                                   Corp. Advisory LLC; Trustee, Stanford University, America First
                                                          Cos., Omaha, NE (venture capital/fund management), Redwood
                                                          Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                          International (research), PMI Group, Inc. (mortgage insurance),
                                                          Lucile Packard Children's Hospital, Laudus Trust, Laudus Variable
                                                          Insurance Trust. 2001: Special Advisor to the President, Stanford
                                                          University. Until 2001: VP, Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD      Family of Funds, 1989;             CEO, Dorward & Associates (corporate management, marketing
9/23/31                Investments, 1991;                 and communications consulting). Until 1999: EVP, Managing Director,
                       Capital Trust, 1993;               Grey Advertising. Until 1996: President, CEO, Allen & Dorward
                       Annuity Portfolios, 1994.          Advertising.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER      2000 (all trusts).                 Director, Aphton Corp. (bio-pharmaceuticals); Non-Executive Chair,
11/22/41                                                  Trustee, Solectron Corp. (manufacturing), Mission West Properties
                                                          (commercial real estate), Stratex Networks (network equipment), Laudus
                                                          Trust, Laudus Variable Insurance Trust; Public Governor, Member,
                                                          executive committee, Pacific Stock & Options Exchange. Until 2/04:
                                                          Co-CEO, Aphton Corp. (bio-pharmaceuticals). Until 1998: Dean,
                                                          Haas School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES       Family of Funds, 1989;             Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                Investments, 1991;                 services and investment advisory firm).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH        2000 (all trusts).                 Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                   Trustee, Cooper Industries (electrical products, tools and hardware);
                                                          Member, audit committee, Northern Border Partners, L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS     Family of Funds, 1989;             Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                Investments, 1991;                 Chair, CEO, North American Trust (real estate investment trust).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY      Family of Funds, 1989;             Chair, CEO, Wilsey Bennett, Inc. (real estate investment and
8/18/43                Investments, 1991;                 management, and other investments).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.

GLOSSARY

AGENCY DISCOUNT NOTES Notes issued by federal agencies--known as Government Sponsored Enterprises, or GSEs--at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITIES Bonds or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

BOND ANTICIPATION NOTES Obligations sold by a municipality on an interim basis in anticipation of the municipality's issuance of a longer-term bond in the future.

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COMMERCIAL PAPER Promissory notes issued by banks, corporations, state and local governments and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

CREDIT-ENHANCED SECURITIES Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security's value, are designed to help lower the risk of default on a security and may also make the security more liquid.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. Federal regulations strictly limit the credit quality of the securities a money market fund can buy.

CREDIT RATINGS Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor's, Fitch, Inc. and Moody's Investor Service, to rate their credit-worthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor's and Fitch, and Aaa, Aa, A and Baa for Moody's.

CREDIT RISK The risk that a debt issuer may be unable to pay interest or principal to its debtholders.

PORTFOLIO TERMS

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

ACES  Adjustable convertible extendable security
BAN   Bond anticipation note
COP   Certificate of participation
GAN   Grant anticipation note
GO    General obligation
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDRB  Industrial Development Revenue Bond
M/F   Multi-family
RAN   Revenue anticipation note
RB    Revenue bond
S/F   Single-family
TAN   Tax anticipation note
TECP  Tax-exempt commercial paper
TRAN  Tax and revenue anticipation note
VRD   Variable-rate demand

DOLLAR-WEIGHTED AVERAGE MATURITY (DWAM) See weighted average maturity.

EFFECTIVE YIELD A measurement of a fund's yield that assumes that all dividends were reinvested in additional shares of the fund.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

FACE VALUE The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

ILLIQUID SECURITIES Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

INTEREST Payments to holders of debt securities as compensation for loaning a security's principal to the issuer.

LIQUIDITY-ENHANCED SECURITY A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

MATURITY The date a debt security is scheduled to be "retired" and its principal amount returned to the bondholder.

MONEY MARKET SECURITIES High-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (such as banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE PER SHARE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE ANTICIPATION NOTES Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

SECTION 3C7 SECURITIES Section 3c7 of the Investment Company Act of 1940 (the "1940 Act") exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by "qualified purchasers" and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

TAX ANTICIPATION NOTES Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

TIER 1, TIER 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security's tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab(R) Institutional Select(R) Funds
   Schwab(R) Institutional Select(R) S&P 500 Fund
   Schwab(R) Institutional Select(R) Large-Cap Value Index Fund
   Schwab(R) Institutional Select(R) Small-Cap Value Index Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   Schwab MarketTrack All Equity Portfolio(TM)
   Schwab MarketTrack Growth Portfolio(TM)
   Schwab MarketTrack Balanced Portfolio(TM)
   Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
   Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc. (Schwab)

FUNDS
Schwab Funds(R)
P.O. Box 3812, Englewood, CO 80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.

REG31381

SCHWAB ADVISOR CASH RESERVES(TM)

      ANNUAL REPORT
      December 31, 2004


                                                           [CHARLES SCHWAB LOGO]

IN THIS REPORT

   Schwab Advisor Cash Reserves(TM)
      Sweep Shares: SWQXX
      Premier Sweep Shares: SWZXX

   Management's Discussion .................................................   2
      The president of Schwab Funds(R) and the fund's managers take a look at the factors that shaped fund performance during the report period.

      Performance and Fund Facts ...................  5

   Fund Expenses ...........................................................   6

   Financial Statements ....................................................   7

   Financial Notes .........................................................  17

   Fund Trustees ...........................................................  21

   Glossary ................................................................  24

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder,

I understand that selecting a financial services company is an important decision you make as an investor and is one that we take very seriously. In fact, we made recent changes that we believe will both improve the quality of service you receive and give you the best value possible. For example, we reduced the average cost of security trades and we also expanded access to high-quality investment products.

Looking forward, we continue to see tremendous opportunities for investors, and my colleagues and I are committed to helping you maximize them. The changes we made last year at Schwab laid a foundation for more improvements this year. We will continue to expand the array of products and services that you are looking for, including new cash management and credit products from the Schwab Bank and new mutual fund products.

In other positive news, I'm happy to announce that Evelyn Dilsaver has been named CEO and President of Schwab Funds(R). Although new to the position, Evelyn is no stranger to Schwab Funds, having been an officer in several other capacities at Schwab. Her broad experience in product creation, coupled with a comprehensive understanding of your financial needs, make her the ideal candidate for her new role.

I speak for Evelyn, as well as the rest of the Schwab Funds group, when I say we want Schwab to be a place where investors can find useful, quality financial products and services to help them succeed. Regardless of the size of their portfolios, Schwab should be the place investors can always trust to watch out for their best interests.

This commitment to our shareholders will not change, as nothing is more important to us than your trust. Thank you for investing with us.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION for the year ended December 31, 2004

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I am very excited about my new role as President and CEO of Schwab Funds(R). My experience at Schwab has given me many opportunities to focus on meeting the needs of our clients. This will continue to be my emphasis, and I reiterate what Chuck Schwab noted in his letter, that our goal is to offer you better value and more relevant choices.

One of our more recent decisions was to create this new money fund, Schwab Advisor Cash Reserves. In fact, I am proud to bring you the first annual report for the Fund, which offers eligible investors lower expenses on a sweep fund. My plan is to build on this legacy of value and continue to offer unique investment solutions to help you meet your financial goals.

When we discuss Schwab Funds with our clients, we often hear that you want to know that you're getting the best value. We find that shareholders may be unaware that some of the Schwab Funds offer additional share classes that carry lower expenses in exchange for higher initial investments of $25,000 or more. I encourage you to review your accounts to see if you are eligible to purchase these money-saving shares. If you would like to learn more about these potentially cost-saving shares, please contact your investment advisor to assist you.

I also want to point out that over the past year, the Federal Reserve raised short-term interest rates five times, up to 2.25% at year-end, making yields on the Schwab Funds' money funds more attractive than they were earlier in the year. I'm noting this because, no matter what the economic outlook is, most investors' asset-allocation strategies include a cash component, which offers liquidity and capital preservation that can help to lessen the effect of the market's volatility.

I look forward to serving you in my new role. Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver


2 Schwab Advisor Cash Reserves

[PHOTO OF LINDA KLINGMAN]

LINDA KLINGMAN, a vice president of the investment adviser and senior portfolio manager, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

[PHOTO OF MIKE NEITZKE]

MIKE NEITZKE, a portfolio manager, has day-to-day responsibility for management of the fund. Prior to joining the firm in March 2001, he worked for more than 15 years in the financial services industry as a portfolio manager.

THE INVESTMENT ENVIRONMENT AND THE FUND

2004 STARTED OFF POSITIVELY, CONTINUING THE ENCOURAGING ECONOMIC TREND THAT WAS REPORTED TOWARD THE END OF 2003. Businesses added to their inventories, factory orders rose and production gained some strength. Retail sales continued to rise and higher commodity prices were holding. Mortgage refinancing activity, while still significant, waned as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid gains. In fact, aside from a "soft patch" in early summer, the economy stayed strong throughout 2004.

The firming labor market, as well as steady gains in capital spending, kept the expansion on a self-sustaining path. The caution surrounding the economic outlook and geopolitical environment began to dissipate last spring and firms, unable to continue boosting productivity by restraining hiring, added more than two million new jobs during the year. Moreover, many leading indicators, such as the Institute for Supply Management's business activity surveys, suggested further improvement, while continuing claims for unemployment benefits remained near cyclical lows. In addition, consumer sentiment rebounded, the labor market continued to sustain consumer spending, and corporate liquidity remained positive.

Strong productivity growth and slack in the economy kept a lid on inflation. The Federal Reserve (Fed) began to take the Fed funds rate higher beginning in June amid signs of solidly expanding output and improved hiring. The rate was raised another four times in 2004, ending the year at a moderate 2.25%. The moves had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the hikes began.

Strengthening global demand for oil, particularly in the Pacific Rim, and supply constraints in the wake of the Florida hurricanes drove crude prices to record highs, above $50 per barrel in late October. Since then, crude prices backed off to the mid-$40 range, as supply concerns dissipated and China's economy continues to attempt to engineer a soft landing. Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.


                                                  Schwab Advisor Cash Reserves 3

MANAGEMENT'S DISCUSSION continued

      Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.

SCHWAB ADVISOR CASH RESERVES was launched on August 19, 2004. At that time, interest rates already had been raised twice since June and were expected to continue to rise through the year. During the reporting period we purchased variable rate securities and ended the year with approximately 6% of the portfolio invested in these types of securities. Investing in variable-rate securities in a rising interest rate environment is beneficial because this type of security resets its interest rate frequently, providing the opportunity to capture a rise in market rates. We maintained the fund's weighted average maturity (WAM) at approximately 40 days.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


4 Schwab Advisor Cash Reserves

PERFORMANCE AND FUND FACTS as of 12/31/04

SEVEN-DAY YIELDS

The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

                                          SWEEP SHARES      PREMIER SWEEP SHARES
--------------------------------------------------------------------------------
SEVEN-DAY YIELD 1                             1.60%                 1.70%
--------------------------------------------------------------------------------
SEVEN-DAY YIELD--NO WAIVER 2                  1.45%                 1.45%
--------------------------------------------------------------------------------
SEVEN-DAY EFFECTIVE YIELD 1                   1.61%                 1.71%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

STATISTICS

Money funds must maintain a dollar-weighted average maturity of no longer than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

WEIGHTED AVERAGE MATURITY                                              35 days
--------------------------------------------------------------------------------
CREDIT QUALITY OF HOLDINGS % of portfolio                            100% Tier 1
--------------------------------------------------------------------------------

  AN INVESTMENT IN A MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY FUND.

  Portfolio holdings may have changed since the report date.

1 Fund expenses have been partially absorbed by CSIM and Schwab.

2 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.


                                                  Schwab Advisor Cash Reserves 5

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested from the fund's commencement of operation at August 19, 2004 and held through December 31, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's or share class' actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                 ENDING
                                                           BEGINNING          ACCOUNT VALUE              EXPENSES
                                      EXPENSE RATIO      ACCOUNT VALUE      (Net of Expenses)      PAID DURING PERIOD 1
                                       (Annualized)        at 8/19/04           at 12/31/04          8/19/04-12/31/04
-----------------------------------------------------------------------------------------------------------------------
SCHWAB ADVISOR CASH RESERVES(TM)

Sweep Shares
   Actual Return                           0.69%             $1,000             $1,004.50                $2.55
   Hypothetical 5% Return                  0.69%             $1,000             $1,015.90                $2.57

Premier Sweep Shares
   Actual Return                           0.59%             $1,000             $1,004.80                $2.18
   Hypothetical 5% Return                  0.59%             $1,000             $1,016.27                $2.19

1 Expenses for each share class are equal to that share class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 135 days of the period (from 8/19/04, commencement of operations through 12/31/04), and divided by 366 days of the fiscal year.


6 Schwab Advisor Cash Reserves

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                 8/19/04 1-
SWEEP SHARES                                      12/31/04
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period             1.00
                                               ---------------------------------
Income from investment operations:
   Net investment income                           0.00 2
                                               ---------------------------------
Less distributions:
   Dividends from net investment income           (0.00) 2
                                               ---------------------------------
Net asset value at end of period                   1.00
                                               ---------------------------------
Total return (%)                                   0.45 3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                          0.69 4
   Gross operating expenses                        0.85 4
   Net investment income                           1.30 4
Net assets, end of period ($ x 1,000,000)         1,271

                                                 8/19/04 1-
PREMIER SWEEP SHARES                              12/31/04
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period             1.00
                                               ---------------------------------
Income from investment operations:
   Net investment income                           0.00 2
                                               ---------------------------------
Less distributions:
   Dividends from net investment income           (0.00) 2
                                               ---------------------------------
Net asset value at end of period                   1.00
                                               ---------------------------------
Total return (%)                                   0.48 3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                          0.59 4
   Gross operating expenses                        0.85 4
   Net investment income                           1.41 4
Net assets, end of period ($ x 1,000,000)         2,344

1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 Annualized.


                                                          See financial notes. 7

SCHWAB ADVISOR CASH RESERVES

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

* Asset-backed security

+ Credit-enhanced security

o Restricted and/or illiquid security

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase, except for U.S. government agency coupon notes and U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                             COST        VALUE
HOLDINGS BY CATEGORY                                      ($x1,000)    ($x1,000)
--------------------------------------------------------------------------------
 68.3%  FIXED-RATE
        OBLIGATIONS                                       2,470,580    2,470,580

  5.8%  VARIABLE-RATE
        OBLIGATIONS                                         209,840      209,840

 25.8%  OTHER INVESTMENTS                                   932,161      932,161
--------------------------------------------------------------------------------
 99.9%  TOTAL INVESTMENTS                                 3,612,581    3,612,581

  0.1%  OTHER ASSETS AND
        LIABILITIES                                                        2,280
--------------------------------------------------------------------------------
100.0%  NET ASSETS                                                     3,614,861

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
      FIXED-RATE OBLIGATIONS 68.3% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS 46.8%
      --------------------------------------------------------------------------
      AB SPINTAB
      2.33%, 02/24/05                                       3,000          2,990

      ALLIANCE & LEICESTER, PLC, SECTION 4(2) / 144A
      2.38%, 03/10/05                                      11,000         10,951

    + ALLIED IRISH BANKS NORTH AMERICA
      2.26%, 01/06/05                                       1,000          1,000

   *+ ALPINE SECURITIZATION CORP., SECTION 4(2) /
      144A
      2.01%, 01/06/05                                       4,000          3,999

    * AMSTEL FUNDING CORP., SECTION 4(2) / 144A
      2.25%, 02/17/05                                       4,450          4,437
      2.26%, 02/22/05                                      10,204         10,171

   *+ AMSTERDAM FUNDING CORP., SECTION 4(2) / 144A
      2.38%, 02/14/05                                      20,000         19,942

    + ANZ (DELAWARE), INC.
      2.38%, 02/14/05                                       6,650          6,631

    + ANZ NATIONAL (INT'L) LTD.
      2.31%, 01/14/05                                       4,000          3,997

   *+ AQUINAS FUNDING, L.L.C., SECTION 4(2) / 144A
      2.01%, 01/12/05                                       2,000          1,999
      1.97%, 02/24/05                                       4,000          3,988
      2.08%, 03/21/05                                       5,000          4,977
      2.42%, 04/05/05                                       2,000          1,987
      2.18%, 04/14/05                                       1,000            994

   *+ ASAP FUNDING LTD., SECTION 4(2) / 144A
      2.05%, 01/05/05                                       2,000          2,000
      2.08%, 01/12/05                                       8,000          7,995
      2.26%, 01/24/05                                       3,000          2,996
      2.39%, 01/27/05                                       2,000          1,997
      2.26%, 02/01/05                                       1,500          1,497
      2.27%, 02/03/05                                       5,000          4,990
      2.40%, 03/02/05                                       5,000          4,980

   *+ ATLANTIC ASSET SECURITIZATION CORP.,
      SECTION 4(2) / 144A
      2.35%, 01/13/05                                       4,000          3,997
      2.37%, 02/07/05                                      11,963         11,934

    * ATLANTIS ONE FUNDING CORP., SECTION 4(2) /
      144A
      1.98%, 01/03/05                                       2,000          2,000
      1.97%, 01/04/05                                       6,000          5,999
      2.03%, 01/20/05                                      10,000          9,989
      2.04%, 01/21/05                                       3,000          2,997
      2.29%, 02/22/05                                       4,000          3,987


8 See financial notes.

SCHWAB ADVISOR CASH RESERVES

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
      2.28%, 02/23/05                                      36,628         36,506
      2.58%, 06/01/05                                      15,000         14,840

      BANK OF AMERICA CORP.
      2.01%, 01/13/05                                      30,000         29,980
      2.01%, 01/19/05                                      30,000         29,970
      2.06%, 01/28/05                                      13,000         12,980
      2.05%, 02/04/05                                      10,000          9,981
      2.27%, 02/17/05                                      11,000         10,968
      2.28%, 02/25/05                                       1,000            997
      2.43%, 03/02/05                                      15,000         14,939

      BANK OF IRELAND, SECTION 4(2) / 144A
      2.37%, 03/09/05                                       4,000          3,982

      BEAR STEARNS COMPANIES, INC.
      1.98%, 01/10/05                                       9,000          8,996
      2.02%, 01/19/05                                       3,000          2,997

   *+ BETA FINANCE, INC., SECTION 3c7 / 144A
      1.97%, 01/05/05                                       5,000          4,999
      1.99%, 01/05/05                                      13,000         12,997
      2.01%, 01/11/05                                       1,000            999
      2.07%, 01/28/05                                       1,500          1,498
      2.27%, 02/18/05                                       3,300          3,290
      2.17%, 04/13/05                                       1,500          1,491

    + CBA (DELAWARE) FINANCE, INC.
      2.28%, 02/22/05                                       9,000          8,970

    * CC (USA), INC., SECTION 3c7 / 144A
      2.07%, 01/27/05                                       2,000          1,997
      2.27%, 02/16/05                                      10,000          9,971
      2.38%, 03/01/05                                       4,500          4,482
      2.09%, 03/24/05                                       7,000          6,967
      2.17%, 04/13/05                                       4,000          3,976

      CITICORP
      2.37%, 01/31/05                                      11,000         10,978
      2.41%, 03/14/05                                      53,000         52,747

      CITIGROUP GLOBAL MARKETS HOLDINGS, INC.
      2.07%, 01/24/05                                      27,000         26,964

   *+ CONCORD MINUTEMEN CAPITAL CO., SECTION 3c7 /
      144A
      2.30%, 01/06/05                                       5,000          4,998
      2.00%, 01/10/05                                       5,000          4,997
      2.01%, 01/10/05                                      15,000         14,992
      2.06%, 01/21/05                                       5,000          4,994
      2.29%, 02/18/05                                       2,000          1,994
      2.51%, 05/10/05                                       3,234          3,205

   *+ CROWN POINT CAPITAL CO., L.L.C., SECTION 4(2)
      / 144A
      2.01%, 01/11/05                                       2,000          1,999
      2.02%, 01/12/05                                       2,000          1,999
      2.03%, 01/18/05                                       1,530          1,529
      2.06%, 01/18/05                                       1,000            999
      2.26%, 02/07/05                                       4,000          3,991
      2.28%, 02/16/05                                       7,000          6,980
      2.39%, 02/16/05                                       4,650          4,636
      2.29%, 04/20/05                                       1,500          1,490

    * DAKOTA CP NOTES OF CITIBANK CREDIT CARD ISSUANCE
      TRUST, SECTION 4(2) / 144A
      2.27%, 01/03/05                                      15,000         14,998
      2.02%, 01/05/05                                       1,000          1,000
      1.99%, 01/06/05                                      11,000         10,997
      2.30%, 01/12/05                                      10,000          9,993
      2.32%, 01/13/05                                      10,000          9,992
      2.31%, 01/14/05                                       4,500          4,496
      2.04%, 01/19/05                                       2,000          1,998
      2.03%, 01/20/05                                      31,000         30,967
      2.36%, 02/04/05                                       5,000          4,989

      DEPFA BANK PLC, SECTION 4(2) / 144A
      2.07%, 01/26/05                                       5,000          4,993

    + DEUTSCHE BANK FINANCIAL, L.L.C.
      2.06%, 03/03/05                                      20,000         19,931

    + DEXIA DELAWARE L.L.C.
      2.38%, 02/14/05                                      10,000          9,971

      DNB NOR BANK ASA
      2.25%, 02/14/05                                       4,500          4,488

    * DORADA FINANCE, INC., SECTION 3c7 / 144A
      2.06%, 01/25/05                                      20,000         19,973
      2.29%, 02/15/05                                       3,000          2,991

   *+ EIFFEL FUNDING, L.L.C., SECTION 4(2) / 144A
      2.02%, 01/18/05                                       5,000          4,995
      2.04%, 01/21/05                                       1,000            999
      2.06%, 01/25/05                                       1,000            999
      2.39%, 02/11/05                                       4,450          4,438
      2.28%, 02/16/05                                       1,000            997
      2.26%, 02/17/05                                       3,000          2,991
      2.51%, 03/28/05                                       1,000            994

   *+ FAIRWAY FINANCE CO., L.L.C., SECTION 4(2) / 144A
      2.32%, 01/06/05                                       8,000          7,997
      2.17%, 04/07/05                                       4,771          4,744
      2.51%, 05/13/05                                       9,000          8,918

   *+ FALCON ASSET SECURITIZATION CORP., SECTION 4(2) / 144A
      2.36%, 01/24/05                                       3,666          3,660

      FORENINGSSPARBANKEN AB (SWEDBANK)
      2.34%, 02/23/05                                       5,000          4,983


                                                          See financial notes. 9

SCHWAB ADVISOR CASH RESERVES

PORTFOLIO HOLDINGS continued

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
    * GALAXY FUNDING, INC., SECTION 4(2) / 144A
      2.05%, 01/14/05                                       3,000          2,998
      2.29%, 02/22/05                                      18,500         18,439
      2.38%, 03/01/05                                      20,000         19,922

      GENERAL ELECTRIC CAPITAL CORP.
      2.00%, 01/06/05                                      20,000         19,994
      2.00%, 01/07/05                                      35,000         34,988
      2.02%, 01/20/05                                      11,000         10,988
      2.03%, 01/21/05                                       9,500          9,489
      2.25%, 02/15/05                                      15,000         14,958
      2.28%, 02/18/05                                       7,000          6,979

      GENERAL ELECTRIC CAPITAL SERVICES
      2.06%, 01/26/05                                      25,000         24,964
      2.37%, 03/07/05                                      16,000         15,932

    * GIRO FUNDING U.S. CORP., SECTION 4(2) / 144A
      2.27%, 01/03/05                                      20,000         19,997
      2.02%, 01/13/05                                       3,693          3,691
      2.26%, 02/14/05                                      10,000          9,972

   *+ GRAMPIAN FUNDING, L.L.C., SECTION 4(2) / 144A
      1.97%, 01/03/05                                      17,000         16,998
      2.29%, 02/22/05                                      15,000         14,951
      2.35%, 03/02/05                                       3,000          2,988
      2.42%, 03/16/05                                       8,000          7,961
      2.20%, 04/19/05                                       7,000          6,954

   *+ GREYHAWK FUNDING, L.L.C., SECTION 4(2) / 144A
      2.26%, 02/16/05                                       2,000          1,994
      2.26%, 04/26/05                                       3,000          2,979

    + ING (U.S.) FUNDING, L.L.C.
      2.05%, 01/24/05                                      10,000          9,987
      2.34%, 02/07/05                                       9,000          8,978
      2.45%, 03/10/05                                      10,000          9,954

      IRISH LIFE & PERMANENT, PLC, SECTION 4(2) / 144A
      2.48%, 05/18/05                                       3,000          2,972

    + IXIS COMMERCIAL PAPER CORP., SECTION 4(2) / 144A
      2.06%, 03/03/05                                      15,000         14,948
      2.38%, 03/07/05                                       5,000          4,979

   *+ JUPITER SECURITIZATION CORP., SECTION 4(2) / 144A
      2.26%, 01/11/05                                      35,000         34,978
      2.29%, 01/12/05                                      25,000         24,983

    * K2 (USA), L.L.C., SECTION 3c7 / 144A
      2.02%, 01/14/05                                      25,000         24,982
      2.03%, 01/18/05                                       1,000            999
      2.07%, 01/31/05                                       1,500          1,497
      2.29%, 02/15/05                                       4,000          3,989

    + KBC FINANCIAL PRODUCTS INTERNATIONAL, LTD.,
      SECTION 4(2) / 144A
      2.16%, 04/01/05                                       4,000          3,979

   *+ KITTY HAWK FUNDING CORP., SECTION 4(2) / 144A
      2.38%, 02/10/05                                      14,141         14,104

   *+ LEXINGTON PARKER CAPITAL CO., L.L.C.,
      SECTION 4(2) / 144A
      2.00%, 01/05/05                                       8,000          7,998
      2.03%, 01/18/05                                       2,000          1,998
      2.05%, 01/18/05                                       1,000            999
      2.07%, 01/25/05                                       2,000          1,997
      2.26%, 02/15/05                                       1,000            997
      1.95%, 03/01/05                                       3,000          2,990
      2.07%, 03/01/05                                      18,000         17,939
      2.25%, 03/01/05                                       1,000            996
      2.38%, 03/07/05                                       2,000          1,991
      2.17%, 04/06/05                                       3,000          2,983
      2.60%, 06/01/05                                       4,840          4,788

   *+ LINKS FINANCE, L.L.C., SECTION 3c7 / 144A
      2.26%, 02/15/05                                       4,000          3,989

    * MANE FUNDING CORP., SECTION 4(2) / 144A
      2.40%, 03/07/05                                      23,000         22,901

   *+ MONT BLANC CAPITAL CORP., SECTION 4(2) / 144A
      2.38%, 02/14/05                                       1,915          1,909

      MORGAN STANLEY
      2.35%, 01/27/05                                      45,000         44,924
      2.38%, 02/15/05                                       5,000          4,985

    * NEWCASTLE CERTIFICATES PROGRAM, SECTION 4(2) / 144A
      2.04%, 01/21/05                                       5,000          4,994

   *+ NIEUW AMSTERDAM RECEIVABLES CORP.,
      SECTION 4(2) / 144A
      1.99%, 01/03/05                                       2,000          2,000
      2.03%, 01/18/05                                       1,000            999
      1.95%, 03/02/05                                       2,000          1,994

    + NORDEA NORTH AMERICA, INC.
      2.36%, 02/01/05                                       2,900          2,894

    * PARK GRANADA, L.L.C., SECTION 4(2) / 144A
      2.04%, 01/19/05                                      10,000          9,990
      2.06%, 01/20/05                                       1,000            999
      2.04%, 01/21/05                                       5,000          4,994
      2.40%, 02/01/05                                      19,000         18,961

   *+ PREFERRED RECEIVABLES FUNDING CORP.,
      SECTION 4(2) / 144A
      2.28%, 01/11/05                                       5,000          4,997
      2.30%, 01/11/05                                      10,000          9,994
      2.29%, 01/13/05                                      10,000          9,992


10 See financial notes.

SCHWAB ADVISOR CASH RESERVES

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
    + SANTANDER CENTRAL HISPANO FINANCE (DELAWARE), INC.
      2.01%, 01/12/05                                       2,000          1,999
      2.12%, 04/05/05                                      16,000         15,912

   *+ SCALDIS CAPITAL LTD., SECTION 4(2) / 144A
      2.02%, 01/10/05                                       1,020          1,019
      2.01%, 01/12/05                                       6,000          5,996
      2.02%, 01/18/05                                       3,000          2,997
      2.23%, 01/26/05                                       7,406          7,395
      2.35%, 02/18/05                                       3,000          2,991
      2.14%, 03/23/05                                       2,000          1,990
      2.17%, 03/30/05                                       1,127          1,121
      2.25%, 04/18/05                                      11,639         11,562
      2.27%, 04/26/05                                       4,371          4,340
      2.51%, 05/16/05                                      14,000         13,870

   *+ SIGMA FINANCE, INC., SECTION 3c7 / 144A
      2.02%, 01/14/05                                       8,000          7,994
      2.04%, 01/14/05                                       5,500          5,496
      2.26%, 02/03/05                                       4,000          3,992
      2.27%, 02/17/05                                       1,000            997
      2.44%, 03/01/05                                       6,500          6,474
      2.12%, 03/22/05                                       4,000          3,981
      2.50%, 03/22/05                                       1,180          1,173
      2.52%, 03/24/05                                      15,000         14,915
      2.69%, 06/15/05                                       5,000          4,939

      SKANDINAVISKA ENSKILDA BANKEN AB
      1.97%, 01/04/05                                       4,000          3,999
      2.28%, 01/06/05                                       1,000          1,000

    + STADSHYPOTEK DELAWARE, INC., SECTION 4(2) / 144A
      2.33%, 01/28/05                                      30,000         29,948

    + SVENSKA HANDELSBANKEN, INC.
      2.36%, 02/09/05                                       2,000          1,995

   *+ TICONDEROGA FUNDING, L.L.C., SECTION 4(2) /
      144A
      2.36%, 02/01/05                                      20,000         19,960
      2.39%, 02/10/05                                      15,140         15,100
      2.39%, 02/11/05                                      15,700         15,657
      2.39%, 02/16/05                                       5,022          5,007

   *+ TRIPLE-A ONE FUNDING CORP., SECTION 4(2) / 144A
      2.31%, 01/06/05                                       3,000          2,999
      2.29%, 01/07/05                                       5,415          5,413
      2.30%, 01/10/05                                       7,502          7,498
      2.04%, 01/18/05                                       5,000          4,995

   *+ TULIP FUNDING CORP., SECTION 4(2) / 144A
      1.98%, 01/04/05                                      10,439         10,438

    + WESTPAC CAPITAL CORP.
      2.39%, 02/18/05                                       3,900          3,888
      2.44%, 03/09/05                                      10,000          9,955

    + WESTPAC TRUST SECURITIES NZ
      2.32%, 02/23/05                                      11,000         10,963
      2.41%, 03/08/05                                       2,000          1,991
      2.40%, 03/09/05                                      10,000          9,955

    * WHITE PINE FINANCE, L.L.C., SECTION 3c7 / 144A
      2.02%, 02/07/05                                       2,000          1,996
      2.18%, 04/11/05                                       2,835          2,818

   *+ WINDMILL FUNDING CORP., SECTION 4(2) / 144A
      2.02%, 01/05/05                                      10,000          9,998
      2.28%, 01/10/05                                       6,000          5,997

   *+ YORKTOWN CAPITAL, L.L.C., SECTION 4(2) / 144A
      2.25%, 01/05/05                                       6,517          6,515
      2.02%, 01/18/05                                      17,000         16,984
      2.39%, 02/16/05                                       6,844          6,823
                                                                     -----------
                                                                       1,691,880
      CERTIFICATES OF DEPOSIT 20.2%
      --------------------------------------------------------------------------
      AMERICAN EXPRESS BANK FSB
      2.36%, 01/28/05                                       4,000          4,000

      AMERICAN EXPRESS CENTURION BANK
      2.25%, 01/04/05                                       4,000          4,000

      BANCO BILBAO VIZCAYA ARGENTARIA S.A.
      2.26%, 01/11/05                                       3,000          3,000
      2.02%, 03/02/05                                      25,000         25,000
      2.37%, 03/10/05                                      23,000         23,000

      BANK OF THE WEST
      2.27%, 01/07/05                                      17,000         17,000

      BNP PARIBAS
      2.30%, 02/25/05                                      55,000         55,000
      2.43%, 03/08/05                                      20,000         20,000
      2.43%, 03/09/05                                      26,000         26,000
      2.44%, 03/11/05                                       9,000          9,000

      CALYON
      2.35%, 03/04/05                                      30,000         30,000

      CANADIAN IMPERIAL BANK OF COMMERCE
      2.38%, 02/18/05                                       3,428          3,423

      CITIBANK, N.A.
      2.31%, 02/24/05                                      36,000         36,000
      2.40%, 03/07/05                                      22,000         22,000

      CREDIT SUISSE FIRST BOSTON
      2.21%, 01/25/05                                      26,000         26,000
      2.35%, 02/04/05                                      12,000         12,000
      2.40%, 02/25/05                                       2,000          2,000

      DANSKE BANK A/S
      2.00%, 01/18/05                                      15,000         15,000


                                                         See financial notes. 11

SCHWAB ADVISOR CASH RESERVES

PORTFOLIO HOLDINGS continued

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
      DEXIA BANK BELGIUM
      2.03%, 01/21/05                                      23,000         23,000
      2.05%, 01/25/05                                       1,000          1,000

      FIRST TENNESSEE BANK, N.A.
      2.43%, 03/02/05                                       5,000          5,000

      FORTIS BANK
      2.33%, 01/24/05                                      18,000         18,000
      2.33%, 01/25/05                                       2,000          2,000
      2.33%, 01/26/05                                      15,000         15,000

    + HBOS TREASURY SERVICES, PLC
      2.73%, 06/29/05                                       5,000          5,000

      LANDESBANK BADEN-WURTTENBERG
      2.21%, 05/17/05                                      16,300         16,285

      LANDESBANK HESSEN-THURINGEN GIROZENTRALE
      2.37%, 03/07/05                                       5,000          5,000

      LLOYDS TSB BANK, PLC
      2.04%, 03/01/05                                       3,000          3,000
      2.02%, 03/04/05                                      20,000         20,000

      NATIONWIDE BUILDING SOCIETY
      2.38%, 03/08/05                                      20,000         20,000
      2.39%, 03/09/05                                       4,000          4,000

      NORDEA BANK FINLAND, PLC
      2.30%, 02/28/05                                      30,000         30,000
      2.37%, 03/10/05                                      11,000         11,000

      RABOBANK NEDERLAND
      2.32%, 02/02/05                                      20,000         20,000

      ROYAL BANK OF SCOTLAND, PLC
      2.38%, 02/23/05                                       5,000          4,992

      TORONTO DOMINION BANK
      2.32%, 02/02/05                                       5,000          5,000
      2.40%, 03/09/05                                       3,000          3,000
      2.30%, 05/12/05                                      20,000         20,000

      U.S. BANK, N.A.
      2.25%, 01/13/05                                       1,000          1,000
      2.36%, 03/11/05                                      35,000         35,000

      UBS, AG
      2.37%, 02/18/05                                      15,000         15,000

      UNICREDITO ITALIANO SpA
      2.02%, 01/19/05                                      10,000         10,000
      2.00%, 02/28/05                                      23,000         23,000
      2.37%, 03/08/05                                      15,000         15,000
      2.70%, 06/24/05                                      20,000         20,000

      WASHINGTON MUTUAL BANK, FA
      1.99%, 01/10/05                                       5,000          5,000

      WELLS FARGO BANK, N.A.
      2.05%, 01/31/05                                      13,000         13,000
      2.36%, 01/31/05                                      30,000         30,000
                                                                     -----------
                                                                         730,700
      PROMISSORY NOTES 0.8%
      --------------------------------------------------------------------------
    o THE GOLDMAN SACHS GROUP, INC.
      2.00%, 02/17/05                                       4,000          4,000
      2.01%, 02/24/05                                      10,000         10,000
      2.80%, 06/30/05                                      15,000         15,000
                                                                     -----------
                                                                          29,000
      BANK NOTES 0.5%
      --------------------------------------------------------------------------
      BANK OF AMERICA, N.A.
      2.42%, 03/03/05                                      15,000         15,000

      STANDARD FEDERAL BANK, N.A.
      2.38%, 02/11/05                                       4,000          4,000
                                                                     -----------
                                                                          19,000
      VARIABLE-RATE OBLIGATIONS 5.8% of net assets

    + ABBEY NATIONAL TREASURY SERVICES, PLC
      2.35%, 01/26/05                                       5,000          4,999

      BAYERISCHE LANDESBANK GIROZENTRALE
      2.34%, 01/31/05                                      25,000         24,992

    + BRECKENRIDGE TERRACE L.L.C.
      2.47%, 01/07/05                                       1,000          1,000

    + EAGLE COUNTY, COLORADO HOUSING FACILITIES
      REVENUE BOND
      (The Tarnes at BC LLC Project B)
      Series 1999
      2.47%, 01/07/05                                       2,000          2,000

      HSH NORDBANK, AG
      2.30%, 01/10/05                                       4,000          3,999

      LANDESBANK BADEN-WURTTEMBERG
      2.35%, 01/20/05                                      12,000         11,999
      2.35%, 01/24/05                                      20,000         19,994

    * LIBERTY LIGHTHOUSE U.S. CAPITAL CO. L.L.C.
      4(2) / 144A
      2.38%, 01/27/05                                       5,000          4,999

   *+ LINKS FINANCE, L.L.C., SECTION 3c7 / 144A
      2.35%, 01/18/05                                      16,000         15,996

      ROYAL BANK OF SCOTLAND, PLC
      2.33%, 01/14/05                                      35,000         34,995
      2.34%, 01/31/05                                      25,000         24,992


12 See financial notes.

SCHWAB ADVISOR CASH RESERVES

      ISSUER                                          FACE AMOUNT       VALUE
      RATE, MATURITY DATE                             ($ x 1,000)    ($ x 1,000)
   *+ SIGMA FINANCE, INC., SECTION 3c7 / 144A
      2.35%, 01/18/05                                      23,000         22,995
      2.36%, 01/18/05                                      13,000         12,998
      2.37%, 01/25/05                                       6,000          5,999

      SOCIETE GENERALE
      2.34%, 01/18/05                                      10,000          9,998

    + TENDERFOOT SEASONAL HOUSING, L.L.C.
      Series B
      2.47%, 01/07/05                                       2,885          2,885

      WESTLB, AG
      2.36%, 01/20/05                                       5,000          5,000
                                                                     -----------
                                                                         209,840

                                                    MATURITY AMOUNT
      SECURITY                                        ($ x 1,000)
      OTHER INVESTMENTS 25.8% of net assets

      REPURCHASE AGREEMENTS 25.8%
      --------------------------------------------------------------------------
      BEAR STEARNS & CO. INC.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of $810,901
      2.28%, issued 12/31/04,
      due 01/03/05                                        795,151        795,000

      CREDIT SUISSE FIRST BOSTON
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of $88,906
      2.30%, issued 12/31/04,
      due 01/03/05                                         61,173         61,161
      2.31%, issued 12/17/04,
      due 01/04/05                                         26,030         26,000

      UBS FINANCIAL SERVICES, INC.
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of $51,000
      2.28%, issued 12/31/04,
      due 01/03/05                                         50,010         50,000
                                                                     -----------
                                                                         932,161

END OF INVESTMENTS.

      ISSUER                                                            COST/
      RATE, ACQUISITION DATE,                         FACE AMOUNT       VALUE
      MATURITY DATE                                   ($ x 1,000)    ($ x 1,000)
      AT DECEMBER 31, 2004, PORTFOLIO HOLDINGS
      INCLUDED RESTRICTED AND/OR ILLIQUID
      SECURITIES AS FOLLOWS:

      THE GOLDMAN SACHS GROUP, INC.
      2.00%, 08/31/04, 02/17/05                             4,000          4,000
      2.01%, 08/30/04, 02/24/05                            10,000         10,000
      2.80%, 12/30/04, 06/30/05                            15,000         15,000
                                                                     -----------
                                                                          29,000


                                                         See financial notes. 13

SCHWAB ADVISOR CASH RESERVES

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at value                                                $2,680,420 a
Repurchase agreements, at value                                         932,161 a
Receivables:
  Interest                                                                2,319
Prepaid expenses                                                  +         606
                                                                  --------------
TOTAL ASSETS                                                          3,615,506

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Dividends to shareholders                                                 247
  Investment adviser and administrator fees                                  42
  Transfer agent and shareholder service fees                                78
  Trustees' fees                                                             22
Accrued expenses                                                  +         256
                                                                  --------------
TOTAL LIABILITIES                                                           645

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                          3,615,506
TOTAL LIABILITIES                                                 -         645
                                                                  --------------
NET ASSETS                                                           $3,614,861

NET ASSETS BY SOURCE
Capital received from investors                                       3,614,861

NET ASSET VALUE (NAV) BY SHARE CLASS
                                                     SHARES
SHARE CLASS               NET ASSETS     /      OUTSTANDING      =      NAV
Sweep Shares              $1,271,058              1,271,058           $1.00
Premier Sweep Shares      $2,343,803              2,343,803           $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost of the fund's securities was $3,612,581. Includes restricted and/or illiquid securities worth $29,000, or 0.80% of the fund's total net assets. Also, includes other restricted but deemed liquid securities comprised of 144A, section 4(2) and 3c7 securities, worth $1,197,738 or 33.13% of the fund's total net assets.

FEDERAL TAX DATA
----------------------------------------------------
COST BASIS OF PORTFOLIO                   $3,612,581


14 See financial notes.

SCHWAB ADVISOR CASH RESERVES

Statement of
OPERATIONS
From August 19, 2004 (commencement of operations) through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                $18,201

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                 3,296 a
Transfer agent and shareholder service fees:
  Sweep Shares                                                            1,566 b
  Premier Sweep Shares                                                    2,537 b
Trustees' fees                                                               30 c
Custodian and portfolio accounting fees                                      84
Professional fees                                                            15
Registration fees                                                            13
Shareholder reports                                                         227
Other expenses                                                       +        1
                                                                     -----------
Total expenses                                                            7,769
Expense reduction                                                    -    2,042 d
                                                                     -----------
NET EXPENSES                                                              5,727

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  18,201
NET EXPENSES                                                         -    5,727
                                                                     -----------
NET INVESTMENT INCOME                                                    12,474
                                                                     -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                  $12,474

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.25% of the fund's assets; for shareholder services, 0.20% of the fund's assets of each respective share class. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d Includes $1,440 from the investment adviser (CSIM) and $566 from from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through April 29, 2006, as follows:

                                       % OF AVERAGE
  SHARE CLASS                      DAILY NET ASSETS
  --------------------------------------------------
  Sweep Shares                                 0.69
  Premier Sweep Shares                         0.59

  This limit excludes interest, taxes and certain non-routine expenses.


                                                         See financial notes. 15

SCHWAB ADVISOR CASH RESERVES

Statement of
CHANGES IN NET ASSETS
For the current report period only. Because the fund commenced operations on August 19, 2004, it has no prior report period. All numbers x 1,000.

OPERATIONS
------------------------------------------------------------------------------
                                                      08/19/04-12/31/04
Net investment income                                 +        $12,474
                                                      ------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                          12,474

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
Sweep Shares                                                     4,518
Premier Sweep Shares                                  +          7,956
                                                      ------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME                      12,474        a

TRANSACTIONS IN FUND SHARES b
------------------------------------------------------------------------------
SHARES SOLD
Sweep Shares                                                 3,294,040
Premier Sweep Shares                                  +      6,173,729
                                                      ------------------------
TOTAL SHARES SOLD                                            9,467,769

SHARES REINVESTED
Sweep Shares                                                     4,349
Premier Sweep Shares                                  +          7,749
                                                      ------------------------
TOTAL SHARES REINVESTED                                         12,098

SHARES REDEEMED
Sweep Shares                                                (2,027,331)
Premier Sweep Shares                                  +     (3,837,675)
                                                      ------------------------
TOTAL SHARES REDEEMED                                       (5,865,006)

NET TRANSACTIONS IN FUND SHARES                              3,614,861

NET ASSETS
------------------------------------------------------------------------------
Beginning of period                                                 --
Total increase                                        +      3,614,861         c
                                                      ------------------------
END OF PERIOD                                               $3,614,861

Unless stated, all numbers x 1,000.

a The tax-basis components of distributions are:

  CURRENT YEAR

  Ordinary income                          $12,474
  Long-term capital gains                      $--


b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

c Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


16 See financial notes.

SCHWAB ADVISOR CASH RESERVES

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUND OFFERS TWO SHARE CLASSES: Sweep Shares and Premier Sweep Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the fund's investments are described in the sections earlier in this report. However, there are certain other fund operations and policies that may affect the fund's financials, as described below. Other policies concerning the fund's business operations also are described here.

THE FUND DECLARES DIVIDENDS EVERY DAY IT IS OPEN FOR BUSINESS. These dividends, which are equal to the fund's net investment income for that day, are paid out to shareholders once a month. The fund may make distributions from any net realized capital gains once a year.

THE FUND MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, the fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUND MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created. Any repurchase agreements with due dates later than seven days from issue dates may be subject to seven day put features for liquidity purposes.

The fund's repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the fund's custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUND PAYS FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in The Charles Schwab Family of Funds. The funds discussed in this report are highlighted.

THE CHARLES SCHWAB FAMILY OF FUNDS
organized October 20, 1989
 Schwab Money Market Fund
 Schwab Government Money Fund
 Schwab U.S. Treasury Money Fund
 Schwab Value Advantage Money Fund
 Schwab Municipal Money Fund
 Schwab California Municipal Money Fund
 Schwab New York Municipal Money Fund
 Schwab New Jersey Municipal Money Fund
 Schwab Pennsylvania Municipal Money Fund
 Schwab Florida Municipal Money Fund
 Schwab Massachusetts Municipal Money Fund
 Schwab Retirement Advantage Money Fund
 Schwab Retirement Money Fund
 SCHWAB ADVISOR CASH RESERVES
 Schwab Cash Reserves
 Schwab Government Cash Reserves

SCHWAB ADVISOR CASH RESERVES

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The fund may make direct transactions with certain other Schwab Funds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund's Statement of Operations.

THE FUND MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The fund may obtain temporary bank loans through the trust to which the fund belongs, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The fund pays interest on the amount that it borrows at rates that are negotiated periodically. There was no borrowing for the fund during the period.

THE FUND INTENDS TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUND'S ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUND. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the fund expects the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES ITS SECURITIES AT AMORTIZED COST, which approximates market value.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund buys a debt instrument at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

SCHWAB ADVISOR CASH RESERVES

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to the fund or a class are charged directly to the fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Advisor Cash Reserves

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Advisor Cash Reserves (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the "Fund") at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the period August 19, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2005

FUND TRUSTEES

     A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the fund covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

     Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

     Each of the Schwab Funds (of which there were 53 as of 12/31/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                       TRUST POSITION(S);
NAME AND BIRTHDATE     TRUSTEE SINCE                          MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2    Chairman, Trustee:                     Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab &
7/29/37                Family of Funds, 1989;                 Co., Inc.; Chair, Director, Charles Schwab Investment Management,
                       Investments, 1991;                     Inc.; Chair, Charles Schwab Holdings (UK); CEO, Director, Charles
                       Capital Trust, 1993;                   Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I,
                       Annuity Portfolios, 1994.              Schwab International Holdings, Inc.; Director, Charles Schwab Bank,
                                                              N.A., U.S. Trust, United States Trust Co. of New York, Siebel Systems
                                                              (software), Xsign, Inc. (electronic payment systems), TrustMark, Inc.,
                                                              All Kinds of Minds (education); Trustee, Stanford University. Until
                                                              5/04: Director, The Gap, Inc. (clothing retailer). Until 5/03: Co-CEO,
                                                              The Charles Schwab Corp. Until 3/02: Director, Audiobase, Inc.
                                                              (Internet audio solutions). Until 5/02: Director, Vodaphone AirTouch
                                                              PLC (telecommunications). Until 7/01: Director, The Charles Schwab
                                                              Trust Co.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE     TRUST OFFICE(S) HELD               MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER        President, CEO                     EVP, President, Director, Charles Schwab Investment Management,
5/4/55                 (all trusts).                      Inc; Until 7/04: SVP for Development and Distribution, Asset
                                                          Management Products and Services Enterprise; Until 6/03: EVP,
                                                          CFO, Chief Administrative Officer, U.S. Trust.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD        SVP, Chief Investment              SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                 Officer (all trusts).              Management, Inc.; Chief Investment Officer, The Charles Schwab
                                                          Trust Co.
------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS         SVP, Chief Investment              Since 9/04: Chief Investment Officer, Fixed Income, Charles
7/10/59                Officer (all trusts).              Schwab Investment Management, Inc.; Since 6/04: SVP, Charles Schwab
                                                          Investment Management, Inc.; Until 6/04: VP, Charles Schwab
                                                          Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER       SVP, Chief Investment              Since 5/04: SVP, Chief Investment Officer, Equities, Charles Schwab
9/29/63                Officer (all trusts).              Investment Management, Inc.; Since 6/04: VP, Chief Investment
                                                          Officer, Laudus Trust; Until 5/04: VP, Charles Schwab Investment
                                                          Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE       Chief Compliance                   Since 9/04: SVP, Institutional Compliance and Chief Compliance
11/11/60               Officer (all trusts).              Officer, Charles Schwab Investment Management, Inc.; Until 9/04:
                                                          VP, Charles Schwab & Co., Charles Schwab Investment Management,
                                                          Inc.; Until 2002: VP of Internal Audit, Charles Schwab & Co.;
                                                          Prior to 2000: PricewaterhouseCoopers.
------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON         Secretary (all trusts).            SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                   Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                          U.S. Securities and Exchange Commission, San Francisco.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA         Treasurer, Principal               Since 11/04: SVP, CFO, Charles Schwab Investment Management,
6/9/64                 Financial Officer                  Inc.; Until 11/04: SVP, Financial Reporting, Charles Schwab & Co., Inc.;
                       (all trusts).                      Until 12/99: Chief Financial Officer, Commerzbank Capital Markets;
                                                          Until 9/99: Managing Director at the New York Stock Exchange.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE     TRUSTEE SINCE                      MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER     2000 (all trusts).                 Since 2/05: Director, Pacific Life Insurance Company; Chair, JDN
8/13/60                                                   Corp. Advisory LLC; Trustee, Stanford University, America First
                                                          Cos., Omaha, NE (venture capital/fund management), Redwood
                                                          Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                          International (research), PMI Group, Inc. (mortgage insurance),
                                                          Lucile Packard Children's Hospital, Laudus Trust, Laudus Variable
                                                          Insurance Trust. 2001: Special Advisor to the President, Stanford
                                                          University. Until 2001: VP, Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD      Family of Funds, 1989;             CEO, Dorward & Associates (corporate management, marketing
9/23/31                Investments, 1991;                 and communications consulting). Until 1999: EVP, Managing Director,
                       Capital Trust, 1993;               Grey Advertising. Until 1996: President, CEO, Allen & Dorward
                       Annuity Portfolios,1994.           Advertising.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER      2000 (all trusts).                 Director, Aphton Corp. (bio-pharmaceuticals); Non-Executive Chair,
11/22/41                                                  Trustee, Solectron Corp. (manufacturing), Mission West Properties
                                                          (commercial real estate), Stratex Networks (network equipment), Laudus
                                                          Trust, Laudus Variable Insurance Trust; Public Governor, Member,
                                                          executive committee, Pacific Stock & Options Exchange. Until 2/04:
                                                          Co-CEO, Aphton Corp. (bio-pharmaceuticals). Until 1998: Dean,
                                                          Haas School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES       Family of Funds, 1989;             Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                Investments, 1991;                 services and investment advisory firm).
                       Capital Trust, 1993;
                       Annuity Portfolios,1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH        2000 (all trusts).                 Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                   Trustee, Cooper Industries (electrical products, tools and hardware);
                                                          Member, audit committee, Northern Border Partners, L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS     Family of Funds, 1989;             Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                Investments, 1991;                 Chair, CEO, North American Trust (real estate investment trust).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY      Family of Funds, 1989;             Chair, CEO, Wilsey Bennett, Inc. (real estate investment and
8/18/43                Investments, 1991;                 management, and other investments).
                       Capital Trust, 1993;
                       Annuity Portfolios, 1994.

GLOSSARY

AGENCY DISCOUNT NOTES Notes issued by federal agencies--known as Government Sponsored Enterprises, or GSEs--at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITIES Bonds or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

BOND ANTICIPATION NOTES Obligations sold by a municipality on an interim basis in anticipation of the municipality's issuance of a longer-term bond in the future.

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COMMERCIAL PAPER Promissory notes issued by banks, corporations, state and local governments and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

CREDIT-ENHANCED SECURITIES Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security's value, are designed to help lower the risk of default on a security and may also make the security more liquid.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. Federal regulations strictly limit the credit quality of the securities a money market fund can buy.

CREDIT RATINGS Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor's, Fitch, Inc. and Moody's Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor's and Fitch, and Aaa, Aa, A and Baa for Moody's.

CREDIT RISK The risk that a debt issuer may be unable to pay interest or principal to its debtholders.

PORTFOLIO TERMS

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

ACES  Adjustable convertible extendable security
BAN   Bond anticipation note
COP   Certificate of participation
GAN   Grant anticipation note
GO    General obligation
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDRB  Industrial Development Revenue Bond
M/F   Multi-family
RAN   Revenue anticipation note
RB    Revenue bond
S/F   Single-family
TAN   Tax anticipation note
TECP  Tax-exempt commercial paper
TRAN  Tax and revenue anticipation note
VRD   Variable-rate demand

DOLLAR-WEIGHTED AVERAGE MATURITY (DWAM) See weighted average maturity.

EFFECTIVE YIELD A measurement of a fund's yield that assumes that all dividends were reinvested in additional shares of the fund.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

FACE VALUE The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

ILLIQUID SECURITIES Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

INTEREST Payments to holders of debt securities as compensation for loaning a security's principal to the issuer.

LIQUIDITY-ENHANCED SECURITY A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

MATURITY The date a debt security is scheduled to be "retired" and its principal amount returned to the bondholder.

MONEY MARKET SECURITIES High-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (such as banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE PER SHARE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE ANTICIPATION NOTES Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

SECTION 3C7 SECURITIES Section 3c7 of the Investment Company Act of 1940 (the "1940 Act") exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by "qualified purchasers" and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

TAX ANTICIPATION NOTES Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

TIER 1, TIER 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security's tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab(R) Institutional Select(R) Funds
  Schwab(R) Institutional Select(R) S&P 500 Fund
  Schwab(R) Institutional Select(R) Large-Cap Value Index Fund
  Schwab(R) Institutional Select(R) Small-Cap Value Index Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
  Schwab MarketTrack All Equity Portfolio(TM)
  Schwab MarketTrack Growth Portfolio(TM)
  Schwab MarketTrack Balanced Portfolio(TM)
  Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
  Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc. (Schwab)

FUNDS
Schwab Funds (R)
P.O. Box 3812, Englewood, CO 80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.

REG31382

SCHWAB RETIREMENT ADVANTAGE MONEY FUND(TM)

SCHWAB RETIREMENT MONEY FUND(R)

      ANNUAL REPORT
      December 31, 2004


                                                           [CHARLES SCHWAB LOGO]

IN THIS REPORT

   Management's Discussion .................................................   2
      The president of Schwab Funds(R) and the funds' managers take a look at the factors that shaped fund performance during the report period.

      Performance and Fund Facts ...............   5

   Schwab Retirement Advantage Money Fund(TM)
      Ticker Symbol: SWIXX

      Financial Statements .....................   7

   Schwab Retirement Money Fund(R)
      Ticker Symbol: SWRXX

      Financial Statements .....................  16

   Fund Expenses ...........................................................   6

   Financial Notes .........................................................  25

   Fund Trustees ...........................................................  29

   Glossary ................................................................  32

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM). Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

[PHOTO OF CHARLES SCHWAB]

Charles Schwab
Chairman

FROM THE CHAIRMAN

Dear Shareholder,

I understand that selecting a financial services company is an important decision you make as an investor and is one that we take very seriously. In fact, we made recent changes that we believe will both improve the quality of service you receive and give you the best value possible. For example, we reduced the average cost of security trades and we also expanded access to high-quality investment products.

Looking forward, we continue to see tremendous opportunities for investors, and my colleagues and I are committed to helping you maximize them. The changes we made last year at Schwab laid a foundation for more improvements this year. We will continue to expand the array of products and services that you are looking for, including new cash management and credit products from the Schwab Bank and new mutual fund products.

During the period since our semi-annual money fund report, I'm happy to announce that Evelyn Dilsaver has been named CEO and President of Schwab Funds(R). Although new to the position, Evelyn is no stranger to Schwab Funds, having been an officer in several other capacities at Schwab. Her broad experience in product creation, coupled with a comprehensive understanding of your financial needs, make her the ideal candidate for her new role.

I speak for Evelyn, as well as the rest of the Schwab Funds group, when I say we want Schwab to be a place where investors can find useful, quality financial products and services to help them succeed. Regardless of the size of their portfolios, Schwab should be the place investors can always trust to watch out for their best interests.

This commitment to our shareholders will not change, as nothing is more important to us than your trust. Thank you for investing with us.

Sincerely,

/s/ Charles R. Schwab

MANAGEMENT'S DISCUSSION for the year ended December 31, 2004

[PHOTO OF EVELYN DILSAVER]

EVELYN DILSAVER is President and CEO of Charles Schwab Investment Management, Inc. and is president of each of the funds covered in this report. She joined the firm in 1992 and has held a variety of executive positions at Schwab.

Dear Shareholder,

I am very excited about my new role as President and CEO of Schwab Funds(R). My experience at Schwab has given me many opportunities to focus on meeting the needs of our clients. This will continue to be my emphasis, and I reiterate what Chuck Schwab noted in his letter, that our goal is to offer you better value and more relevant choices.

When we discuss Schwab Funds with our clients, we often hear that you want to know that you're getting the best value. We find that shareholders may be unaware that some of the Schwab Funds offer additional share classes that carry lower expenses in exchange for higher initial investments of $25,000 or more. I encourage you to review your accounts to see if you are eligible to purchase these money-saving shares. If you would like to learn more about these potentially cost-saving shares, our investment consultants are available to assist you.

I'm pleased to announce that we launched a new sweep money fund last summer-- Schwab Cash Reserves--which offers eligible investors lower expenses on a sweep fund. My plan is to build on this legacy of value and continue to offer unique investment solutions to help you meet your financial goals.

I also want to point out that over the past year, the Federal Reserve raised short-term interest rates five times, up to 2.25% at year-end, making yields on the Schwab Funds' money funds more attractive than they were earlier in the year. I'm noting this because, no matter what the economic outlook is, most investors' asset-allocation strategies include a cash component, which offers liquidity and capital preservation that can help to lessen the effect of the market's volatility.

I look forward to serving you in my new role. Thank you for investing in Schwab Funds.

Sincerely,

/s/ Evelyn Dilsaver

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling Schwab at 1-800-435-4000. Please read the prospectus carefully before investing.


2 Schwab Retirement Advantage Money Fund and Schwab Retirement Money Fund

[PHOTO OF LINDA KLINGMAN]

LINDA KLINGMAN, a vice president of the investment adviser and senior portfolio manager, has overall responsibility for the management of the funds. She joined the firm in 1990 and has managed money market funds since 1988.

[PHOTO OF MIKE NEITZKE]

MIKE NEITZKE, a portfolio manager, has day-to-day responsibility for management of the funds. Prior to joining the firm in March 2001, he worked for more than 15 years in the financial industry as a portfolio manager.

THE INVESTMENT ENVIRONMENT AND THE FUNDS

2004 STARTED OFF POSITIVELY, CONTINUING THE ENCOURAGING ECONOMIC TREND THAT WAS REPORTED TOWARD THE END OF 2003. Businesses added to their inventories, factory orders rose and production gained some strength. Retail sales continued to rise and higher commodity prices were holding. Mortgage refinancing activity, while still significant, waned as mortgage rates inched slightly upward. And finally, the last piece of the economic puzzle--job growth--began to exhibit solid gains. In fact, aside from a "soft patch" in early summer, the economy stayed strong throughout 2004.

The firming labor market, as well as steady gains in capital spending, kept the expansion on a self-sustaining path. The caution surrounding the economic outlook and geopolitical environment began to dissipate last spring and firms, unable to continue boosting productivity by restraining hiring, added more than two million new jobs during the year. Moreover, many leading indicators, such as the Institute for Supply Management's business activity surveys, suggested further improvement, while continuing claims for unemployment benefits remained near cyclical lows. In addition, consumer sentiment rebounded, the labor market continued to sustain consumer spending, and corporate liquidity remained positive.

Strong productivity growth and slack in the economy kept a lid on inflation. The Federal Reserve (Fed) began to take the Fed funds rate higher beginning in June amid signs of solidly expanding output and improved hiring. The rate was raised another four times in 2004, ending the year at a moderate 2.25%. The moves had a limited impact on overall economic growth, due primarily to the record-low level of rates from which the hikes began.

Strengthening global demand for oil, particularly in the Pacific Rim, and supply constraints in the wake of the Florida hurricanes drove crude prices to record highs, above $50 per barrel in late October. Since then, crude prices backed off to the mid-$40 range, as supply concerns dissipated and China's economy continues to attempt to engineer a soft landing. Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.


       Schwab Retirement Advantage Money Fund and Schwab Retirement Money Fund 3

MANAGEMENT'S DISCUSSION continued

      Though some pass-through from high oil and commodity prices earlier in the year may hamper growth and stir inflationary pressures, inflation has remained generally benign.

IN THIS TYPE OF ECONOMIC ENVIRONMENT, WE FACTORED IN WHAT THE FED HAD DONE AND WHAT IT WAS LIKELY TO DO THROUGHOUT THE YEAR. When the strong employment numbers came in April, adding to the positive news described above, it appeared that short-term interest rates would slowly head higher. And they did, starting in June, causing the money market curve to steepen.

Given the positive news described above, and the strong employment numbers reported in April, it appeared that short-term interest rates would begin to head higher. And they did, as expectations for a Fed rate hike in June caused the money market curve to steepen.

With rates rising, and expected to continue to do so over the course of the year, we increased the funds' position in variable-rate securities. The interest rates on these types of securities reset frequently, which allowed us the opportunity to capture a rise in market rates. We also reduced the funds' weighted average maturities (WAM) from approximately 60 days to 45 days, positioning the funds to benefit from rising rates. This is a similar strategy to that used by our peers, as shortening the WAM enabled money funds to money quickly reinvest at higher rates.

Nothing in this report represents a recommendation of a security by the investment adviser. Manager views and portfolio holdings may have changed since the report date.


4 Schwab Retirement Advantage Money Fund and Schwab Retirement Money Fund

PERFORMANCE AND FUND FACTS as of 12/31/04

SEVEN-DAY YIELDS

The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

                                    RETIREMENT ADVANTAGE
                                          MONEY FUND       RETIREMENT MONEY FUND
--------------------------------------------------------------------------------
SEVEN-DAY YIELD                            1.74% 1                 1.58%
--------------------------------------------------------------------------------
SEVEN-DAY YIELD--NO WAIVER                 1.61% 2                  n/a
--------------------------------------------------------------------------------
SEVEN-DAY EFFECTIVE YIELD                  1.76% 1                 1.60%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN PERFORMANCE DATA QUOTED. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.SCHWAB.COM/SCHWABFUNDS.

STATISTICS

Money funds must maintain a dollar-weighted average maturity of no longer than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

                                    RETIREMENT ADVANTAGE
                                          MONEY FUND       RETIREMENT MONEY FUND
--------------------------------------------------------------------------------
WEIGHTED AVERAGE MATURITY                   37 days              40 days
--------------------------------------------------------------------------------
CREDIT QUALITY OF HOLDINGS
   % of portfolio                         100% Tier 1          100% Tier 1
--------------------------------------------------------------------------------
MINIMUM INITIAL INVESTMENT 3                $25,000                 $1
--------------------------------------------------------------------------------

  An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund. Portfolio holdings may have changed since the report date.

1 Fund expenses have been partially absorbed by CSIM and Schwab.

2 Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

3 Please see prospectus for further detail and eligibility requirements.


       Schwab Retirement Advantage Money Fund and Schwab Retirement Money Fund 5

FUND EXPENSES

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning July 1, 2004 and held through December 31, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                  ENDING
                                                            BEGINNING          ACCOUNT VALUE              EXPENSES
                                     EXPENSE RATIO 1      ACCOUNT VALUE      (Net of Expenses)      PAID DURING PERIOD 2
                                       (Annualized)          at 7/1/04          at 12/31/04            7/1/04-12/31/04
------------------------------------------------------------------------------------------------------------------------
SCHWAB RETIREMENT
ADVANTAGE MONEY FUND(TM)

   Actual Return                          0.49%              $1,000              $1,006.30                 $2.47
   Hypothetical 5% Return                 0.49%              $1,000              $1,022.67                 $2.49
------------------------------------------------------------------------------------------------------------------------
SCHWAB RETIREMENT MONEY FUND(R)

   Actual Return                          0.66%              $1,000              $1,005.40                 $3.33
   Hypothetical 5% Return                 0.66%              $1,000              $1,021.82                 $3.35

1 Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

2 Expenses for each fund are equal to that funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.


6 Schwab Retirement Advantage Money Fund and Schwab Retirement Money Fund

SCHWAB RETIREMENT ADVANTAGE MONEY FUND(TM)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                                1/1/04-       1/1/03-       1/1/02-       1/1/01-       1/1/00-
                                               12/31/04      12/31/03      12/31/02      12/31/01      12/31/00
--------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           1.00          1.00          1.00          1.00          1.00
                                               ---------------------------------------------------------------------
Income from investment operations:
   Net investment income                         0.01          0.01          0.01          0.04          0.06
                                               ---------------------------------------------------------------------
Less distributions:
   Dividends from net investment income         (0.01)        (0.01)        (0.01)        (0.04)        (0.06)
                                               ---------------------------------------------------------------------
Net asset value at end of period                 1.00          1.00          1.00          1.00          1.00
                                               ---------------------------------------------------------------------
Total return (%)                                 0.95          0.74          1.48          3.96          6.12

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                        0.49          0.50          0.50          0.50          0.51 1
   Gross operating expenses                      0.63          0.63          0.63          0.66          0.69
   Net investment income                         0.94          0.75          1.46          3.83          5.96
Net assets, end of period ($ x 1,000,000)         680           766           907           797           647

1 The ratio of net operating expenses would have been 0.50% if certain non-routine expenses (proxy fees) had not been included.


                                                          See financial notes. 7

SCHWAB RETIREMENT ADVANTAGE MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

* Asset-backed security

+ Credit-enhanced security

o Restricted and/or illiquid security

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase, except for U.S. government agency coupon notes and U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                             COST             VALUE
HOLDINGS BY CATEGORY                                       ($x1,000)        ($x1,000)
-------------------------------------------------------------------------------------
 73.1%  FIXED-RATE
        OBLIGATIONS                                          497,101         497,101

  1.8%  U.S. GOVERNMENT
        SECURITIES                                            12,000          12,000

 17.9%  VARIABLE-RATE
        OBLIGATIONS                                          121,953         121,953

  8.1%  OTHER INVESTMENTS                                     54,980          54,980
-------------------------------------------------------------------------------------
100.9%  TOTAL INVESTMENTS                                    686,034         686,034

(0.9)%  OTHER ASSETS AND
        LIABILITIES                                                           (5,866)
-------------------------------------------------------------------------------------
100.0%  TOTAL NET ASSETS                                                     680,168

      ISSUER                                             FACE AMOUNT          VALUE
      RATE, MATURITY DATE                                ($ x 1,000)       ($ x 1,000)
      FIXED-RATE OBLIGATIONS 73.1% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE
      OBLIGATIONS 52.6%
      --------------------------------------------------------------------------------
      AB SPINTAB
      2.33%, 02/25/05                                          5,000             4,982

   *+ ALPINE SECURITIZATION CORP., SECTION 4(2) / 144A
      2.01%, 01/06/05                                          5,000             4,999

    * AMSTEL FUNDING CORP., SECTION 4(2) / 144A
      2.33%, 02/22/05                                          4,500             4,485

   *+ AMSTERDAM FUNDING CORP., SECTION 4(2) / 144A
      2.38%, 02/14/05                                          7,359             7,338

    + ANZ NATIONAL (INT'L) LTD.
      2.31%, 01/14/05                                          5,000             4,996

   *+ AQUINAS FUNDING, L.L.C., SECTION 4(2) / 144A
      2.01%, 01/12/05                                          2,000             1,999

   *+ ASAP FUNDING LTD., SECTION 4(2) / 144A
      2.27%, 02/03/05                                          1,000               998
      2.40%, 03/02/05                                          4,000             3,984

   *+ ATLANTIC ASSET SECURITIZATION CORP., SECTION 4(2) / 144A
      2.36%, 01/05/05                                          2,403             2,402

    * ATLANTIS ONE FUNDING CORP., SECTION 4(2) / 144A
      1.97%, 01/04/05                                          7,000             6,999
      2.03%, 01/19/05                                          3,000             2,997
      2.28%, 02/23/05                                          3,000             2,990
      2.20%, 04/08/05                                          2,000             1,988

      BANK OF AMERICA CORP.
      2.01%, 01/13/05                                          3,000             2,998
      2.27%, 02/17/05                                         12,000            11,965
      2.43%, 03/02/05                                          6,000             5,976

      BANK OF IRELAND, SECTION 4(2) / 144A
      2.38%, 03/09/05                                          4,000             3,982

    + BARCLAYS U.S. FUNDING CORP.
      2.26%, 02/22/05                                          1,000               997

      BEAR STEARNS COMPANIES, INC.
      1.98%, 01/10/05                                          3,000             2,999
      2.01%, 01/18/05                                          5,000             4,995

   *+ BETA FINANCE, INC., SECTION 3C7 / 144A
      1.97%, 01/05/05                                          1,000             1,000
      2.07%, 01/28/05                                          1,500             1,498
      2.27%, 02/18/05                                          3,000             2,991


8 See financial notes.

SCHWAB RETIREMENT ADVANTAGE MONEY FUND

      ISSUER                                         FACE AMOUNT        VALUE
      RATE, MATURITY DATE                            ($ x 1,000)     ($ x 1,000)
    + CBA (DELAWARE) FINANCE, INC.
      2.28%, 02/22/05                                      1,500           1,495
      2.36%, 02/22/05                                      3,000           2,990

    * CC (USA), INC., SECTION 3C7 / 144A
      2.09%, 03/24/05                                      3,500           3,483
      2.17%, 04/13/05                                      1,000             994

      CITICORP
      2.33%, 02/23/05                                      2,000           1,993
      2.41%, 03/14/05                                      6,000           5,971

      CITIGROUP GLOBAL MARKETS HOLDINGS, INC.
      2.07%, 01/24/05                                     10,000           9,987
      2.31%, 01/24/05                                      3,000           2,996

   *+ CONCORD MINUTEMEN CAPITAL CO., SECTION 3C7 / 144A
      2.06%, 01/21/05                                      2,000           1,998
      2.29%, 02/18/05                                      6,500           6,480

   *+ CROWN POINT CAPITAL CO., L.L.C., SECTION 4(2) / 144A
      2.48%, 04/20/05                                      1,000             993

    * DAKOTA CP NOTES OF CITIBANK CREDIT CARD ISSUANCE
      TRUST, SECTION 4(2) / 144A
      1.99%, 01/06/05                                     11,000          10,997
      2.02%, 01/06/05                                      3,000           2,999
      2.32%, 01/13/05                                      2,000           1,998
      2.31%, 01/14/05                                      1,000             999

      DNB NOR BANK ASA
      2.24%, 01/27/05                                      1,000             998
      2.36%, 02/08/05                                      4,000           3,990

    * DORADA FINANCE, INC., SECTION 3C7 / 144A
      2.29%, 02/15/05                                      5,000           4,986

   *+ EIFFEL FUNDING, L.L.C., SECTION 4(2) / 144A
      2.02%, 01/18/05                                      4,000           3,996
      2.26%, 02/17/05                                      1,000             997

   *+ FAIRWAY FINANCE CO., L.L.C., SECTION 4(2) / 144A
      2.03%, 01/20/05                                      4,000           3,996

   *+ FALCON ASSET SECURITIZATION CORP., SECTION 4(2) / 144A
      2.28%, 01/12/05                                     11,000          10,992
      2.33%, 01/14/05                                      1,895           1,893

      FORENINGSSPARBANKEN AB (SWEDBANK)
      2.34%, 02/23/05                                      4,000           3,986

    * GALAXY FUNDING, INC., SECTION 4(2) / 144A
      2.04%, 01/21/05                                      1,000             999

      GENERAL ELECTRIC CAPITAL CORP.
      2.00%, 01/07/05                                     23,000          22,992
      2.28%, 02/18/05                                      3,000           2,991

    * GIRO FUNDING U.S. CORP., SECTION 4(2) / 144A
      2.27%, 01/03/05                                      2,000           2,000
      2.02%, 01/13/05                                      2,000           1,999
      2.04%, 01/18/05                                      4,609           4,605

   *+ GRAMPIAN FUNDING, L.L.C., SECTION 4(2) / 144A
      1.97%, 01/03/05                                      2,000           2,000
      2.04%, 01/21/05                                      1,000             999
      2.29%, 02/22/05                                      4,000           3,987
      2.42%, 03/16/05                                      3,000           2,985

   *+ GREYHAWK FUNDING, L.L.C., SECTION 4(2) / 144A
      2.26%, 02/16/05                                      2,000           1,994
      2.50%, 04/18/05                                      1,625           1,613

      HSBC U.S.A., INC.
      2.29%, 05/06/05                                      3,000           2,976

    + ING (U.S.) FUNDING, L.L.C.
      2.05%, 01/24/05                                      1,000             999

      IRISH LIFE & PERMANENT, PLC, SECTION 4(2) / 144A
      2.29%, 05/02/05                                      1,500           1,489

    + IXIS COMMERCIAL PAPER CORP., SECTION 4(2) / 144A
      2.06%, 03/03/05                                      2,000           1,993

   *+ JUPITER SECURITIZATION CORP., SECTION 4(2) / 144A
      2.29%, 01/12/05                                      2,105           2,104

    * K2 (USA), L.L.C., SECTION 3C7 / 144A
      2.01%, 01/10/05                                      7,000           6,997

    + KBC FINANCIAL PRODUCTS INTERNATIONAL, LTD.,
      SECTION 4(2) 144A
      2.16%, 04/01/05                                      5,000           4,973

   *+ KITTY HAWK FUNDING CORP., SECTION 4(2) / 144A
      2.04%, 01/19/05                                      5,000           4,995

   *+ LEXINGTON PARKER CAPITAL CO., L.L.C.,
      SECTION 4(2) / 144A
      2.07%, 01/25/05                                      6,000           5,992
      2.26%, 02/08/05                                      3,000           2,993
      2.25%, 03/01/05                                      1,000             996

    * MANE FUNDING CORP., SECTION 4(2) / 144A
      2.22%, 01/18/05                                      3,377           3,373
      2.23%, 01/20/05                                      1,000             999

      MORGAN STANLEY
      2.35%, 01/27/05                                      3,000           2,995
      2.38%, 02/15/05                                      6,000           5,982

    * NEWCASTLE CERTIFICATES PROGRAM, SECTION 4(2) / 144A
      2.00%, 01/04/05                                      2,000           2,000
      2.02%, 01/07/05                                      2,000           1,999
      2.28%, 02/17/05                                      1,500           1,496


                                                          See financial notes. 9

SCHWAB RETIREMENT ADVANTAGE MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                             FACE AMOUNT        VALUE
      RATE, MATURITY DATE                                ($ x 1,000)     ($ x 1,000)
   *+ NIEUW AMSTERDAM RECEIVABLES CORP.,
      SECTION 4(2) / 144A
      2.01%, 01/10/05                                          2,000           1,999
      2.03%, 01/18/05                                          1,077           1,076

   *+ PREFERRED RECEIVABLES FUNDING CORP.,
      SECTION 4(2) / 144A
      2.32%, 01/12/05                                          6,000           5,996
      2.29%, 01/13/05                                          6,000           5,995

    + SANTANDER CENTRAL HISPANO FINANCE (DELAWARE), INC.
      2.12%, 04/05/05                                          5,000           4,973

   *+ SCALDIS CAPITAL LTD., SECTION 4(2) / 144A
      2.02%, 01/18/05                                          1,000             999
      2.07%, 01/25/05                                          3,011           3,007
      2.33%, 02/22/05                                          1,763           1,757
      2.14%, 03/23/05                                          5,978           5,949

   *+ SIGMA FINANCE, INC., SECTION 3C7 / 144A
      2.12%, 03/22/05                                          1,000             995

    + STADSHYPOTEK DELAWARE, INC., SECTION 4(2) / 144A
      2.36%, 02/08/05                                          5,000           4,988

   *+ TICONDEROGA FUNDING, L.L.C., SECTION 4(2) / 144A
      2.39%, 02/14/05                                          3,000           2,991
      2.42%, 02/25/05                                          4,489           4,472

   *+ TRIPLE-A ONE FUNDING CORP., SECTION 4(2) / 144A
      2.31%, 01/06/05                                          2,101           2,100

    + UBS FINANCE (DELAWARE) INC.
      2.39%, 02/22/05                                          1,672           1,666

    + WESTPAC CAPITAL CORP.
      2.40%, 03/07/05                                          3,000           2,987

    + WESTPAC TRUST SECURITIES NZ LTD.
      2.32%, 02/23/05                                          4,000           3,986

    * WHITE PINE FINANCE, L.L.C., SECTION 3C7 / 144A
      2.02%, 02/07/05                                          4,000           3,992

   *+ WINDMILL FUNDING CORP., SECTION 4(2) / 144A
      2.02%, 01/05/05                                          2,000           2,000
      2.41%, 02/23/05                                          1,908           1,901

   *+ YORKTOWN CAPITAL, L.L.C., SECTION 4(2) / 144A
      2.02%, 01/14/05                                          1,000             999
      2.02%, 01/18/05                                          6,000           5,994
                                                                         -----------
                                                                             358,102

      CERTIFICATES OF DEPOSIT 19.0%
      ------------------------------------------------------------------------------
      AMERICAN EXPRESS CENTURION BANK
      2.25%, 01/04/05                                          4,500           4,500

      BANCO BILBAO VIZCAYA ARGENTARIA S.A.
      2.02%, 03/02/05                                          2,000           2,000
      2.37%, 03/10/05                                          8,000           8,000

      BAYERISCHE LANDESBANK GIROZENTRALE
      1.71%, 05/23/05                                          1,000           1,000

      BNP PARIBAS
      2.30%, 02/25/05                                          6,000           6,000
      2.44%, 03/11/05                                          1,000           1,000
      1.50%, 05/06/05                                          1,000           1,000

      CALYON
      2.35%, 03/04/05                                          3,000           3,000

      CITIBANK, N.A.
      2.31%, 02/24/05                                          3,000           3,000
      2.40%, 03/07/05                                          5,000           5,000

      CREDIT SUISSE FIRST BOSTON
      2.21%, 01/25/05                                          3,000           3,000

      DANSKE BANK A/S
      1.95%, 01/05/05                                          7,000           7,000
      2.00%, 01/18/05                                          3,000           3,000

      DEUTSCHE BANK, AG
      1.60%, 05/20/05                                          3,000           3,000

      DEXIA BANK BELGIUM
      2.03%, 01/21/05                                          3,000           3,000
      1.50%, 05/04/05                                          3,000           3,000

      HSH NORDBANK, AG
      2.12%, 06/15/05                                          3,000           3,000

      LANDESBANK HESSEN-THURINGEN GIROZENTRALE
      2.37%, 03/07/05                                          4,000           4,000

      NATIONWIDE BUILDING SOCIETY
      2.38%, 03/08/05                                          5,000           5,000

      NORDDEUTSCHE LANDESBANK GIROZENTRALE
      1.50%, 05/06/05                                          1,000           1,000
      1.51%, 05/13/05                                          1,000           1,000
      1.60%, 05/20/05                                          2,000           2,000

      NORDEA BANK FINLAND, PLC
      2.21%, 01/25/05                                          2,000           2,000

      ROYAL BANK OF SCOTLAND, PLC
      1.75%, 05/27/05                                          3,000           3,000
      2.17%, 07/01/05                                          3,000           2,999

      SKANDINAVISKA ENSKILDA BANKEN AB
      2.06%, 01/25/05                                          4,500           4,500


10 See financial notes.

SCHWAB RETIREMENT ADVANTAGE MONEY FUND

      ISSUER                                        FACE AMOUNT        VALUE
      RATE, MATURITY DATE                           ($ x 1,000)     ($ x 1,000)
      TORONTO DOMINION BANK
      2.40%, 03/09/05                                     5,000           5,000
      2.30%, 05/12/05                                     1,000           1,000

      U.S. BANK, N.A.
      2.25%, 01/13/05                                     2,000           2,000
      2.36%, 03/11/05                                     2,000           2,000

      UNICREDITO ITALIANO SPA
      2.02%, 01/19/05                                     2,000           2,000
      2.40%, 02/28/05                                     6,000           6,000
      2.37%, 03/08/05                                     5,000           5,000

      WASHINGTON MUTUAL BANK, FA
      2.01%, 01/19/05                                     5,000           5,000

      WELLS FARGO BANK, N.A.
      2.05%, 01/31/05                                     2,000           2,000
      2.36%, 01/31/05                                     9,000           9,000

      WILMINGTON TRUST CO.
      2.26%, 02/08/05                                     5,000           5,000
                                                                    -----------
                                                                        128,999
      PROMISSORY NOTES 0.9%
      -------------------------------------------------------------------------
    o THE GOLDMAN SACHS GROUP, INC.
      1.94%, 02/18/05                                     6,000           6,000

      BANK NOTES 0.6%
      -------------------------------------------------------------------------
      STANDARD FEDERAL BANK, N.A.
      2.38%, 02/11/05                                     4,000           4,000

      U.S. GOVERNMENT SECURITIES 1.8% of net assets

      COUPON NOTES 1.8%
      -------------------------------------------------------------------------
      FANNIE MAE
      1.43%, 02/09/05                                     3,000           3,000
      1.35%, 04/28/05                                     3,000           3,000
      1.50%, 05/09/05                                     3,000           3,000
      1.61%, 05/13/05                                     3,000           3,000
                                                                    -----------
                                                                         12,000
      VARIABLE-RATE OBLIGATIONS 17.9% of net assets

      BARCLAYS BANK, PLC
      2.32%, 01/18/05                                     5,000           4,999
      2.35%, 01/31/05                                    14,000          13,996

      BAYERISCHE LANDESBANK GIROZENTRALE
      2.37%, 01/31/05                                     4,000           4,000

    + BMC SPECIAL CARE FACILITIES FINANCING AUTHORITY
      OF THE CITY OF MONTGOMERY, ALABAMA
      Taxable RB (Montgomery Baptist Outreach Services
      Corp. Project) Series 1997A
      2.47%, 01/07/05                                     7,800           7,800
      Taxable RB (Montgomery Baptist Outreach Services
      Corp. Project) Series 1997B
      2.47%, 01/07/05                                     2,005           2,005

      BNP PARIBAS
      2.33%, 01/24/05                                     7,000           6,998

    + CITY OF NEW BRITAIN, CONNECTICUT
      GO Series 2000C
      2.47%, 01/07/05                                     4,200           4,200

      FANNIE MAE
      1.88%, 01/03/05                                     3,000           2,999
      2.30%, 01/31/05                                    10,000           9,997

      FEDERAL HOME LOAN BANK
      2.23%, 01/05/05                                     2,000           1,999

      HSH NORDBANK, AG
      2.30%, 01/10/05                                     3,000           2,999

      LANDESBANK BADEN-WURTTEMBERG
      2.37%, 03/04/05                                     3,000           3,000

    + LOANSTAR ASSETS PARTNERS II, L.P.
      2.52%, 01/07/05                                     5,000           5,000

    + MARTINEZ, CALIFORNIA
      M/F Housing Revenue Refunding Bond (Muirwood
      Garden Apartments) Series 2003A-T
      2.40%, 01/07/05                                     2,800           2,800

      MERRILL LYNCH & CO, INC., SECTION 4(2) / 144A
      2.23%, 01/03/05                                     5,000           5,000

    + NEW YORK CITY IDA
      Taxable Industrial Revenue Refunding Bond (Allway
      Tools, Inc. Project) Series 1997
      2.52%, 01/07/05                                       165             165

    + PALM SPRINGS, CALIFORNIA
      COP (Downtown Parking Project) Series 2002A
      2.52%, 01/07/05                                     8,000           8,000

      ROYAL BANK OF CANADA
      2.25%, 01/04/05                                     5,000           5,000

      ROYAL BANK OF SCOTLAND, PLC
      2.34%, 01/31/05                                     5,000           4,999


                                                        See financial notes. 11

SCHWAB RETIREMENT ADVANTAGE MONEY FUND

PORTFOLIO HOLDINGS continued

      ISSUER                                        FACE AMOUNT        VALUE
      RATE, MATURITY DATE                           ($ x 1,000)     ($ x 1,000)
   *+ SIGMA FINANCE, INC., SECTION 3C7 / 144A
      2.35%, 01/18/05                                     4,000           4,000
      2.36%, 01/20/05                                     5,000           5,000
      2.37%, 01/25/05                                     3,000           3,000
      2.37%, 01/31/05                                     4,000           3,999

      UBS, AG
      2.43%, 01/18/05                                     5,000           4,999

      WESTLB, AG
      2.36%, 01/20/05                                     5,000           4,999
                                                                     ----------
                                                                        121,953

                                                  MATURITY AMOUNT
      SECURITY                                        ($ x 1,000)
      OTHER INVESTMENTS 8.1% of net assets

      REPURCHASE AGREEMENTS 8.1%
      -------------------------------------------------------------------------
      CREDIT SUISSE FIRST BOSTON L.L.C
      Tri-Party Repurchase Agreement
      Collateralized by U.S. Government
      Securities with a value of $56,082,
      2.30% issued 12/31/04
      due 01/03/05                                       54,990          54,980

END OF INVESTMENTS.

      ISSUER                                                           COST/
      RATE, ACQUISITION DATE,                       FACE AMOUNT        VALUE
      MATURITY DATE                                 ($ x 1,000)     ($ x 1,000)
      AT 12/31/04, PORTFOLIO HOLDINGS INCLUDED
      RESTRICTED AND/OR ILLIQUID SECURITIES AS FOLLOWS:

      THE GOLDMAN SACHS GROUP, INC.
      1.94%, 08/18/04, 02/18/05                           6,000           6,000


12 See financial notes.

SCHWAB RETIREMENT ADVANTAGE MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at value                                                  $686,034 a
Receivables:
  Fund shares sold                                                        5,936
  Interest                                                                  752
Prepaid expenses                                                     +       35
                                                                     ----------
TOTAL ASSETS                                                            692,757

LIABILITIES
-------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                  12,497
   Dividends to shareholders                                                 28
   Investment adviser and administrator fees                                  9
   Transfer agent and shareholder service fees                                8
   Trustees' fees                                                             5
Accrued expenses                                                     +       42
                                                                     ----------
TOTAL LIABILITIES                                                        12,589

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            692,757
TOTAL LIABILITIES                                                    -   12,589
                                                                     ----------
NET ASSETS                                                             $680,168

NET ASSETS BY SOURCE
Capital received from investors                                         680,168

NET ASSET VALUE (NAV)
                   SHARES
NET ASSETS    /    OUTSTANDING    =    NAV
$680,168           680,226             $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost of the fund's securities was $686,034. Includes restricted and/or illiquid securities worth $6,000, or 0.88% of the fund's total net assets. Also, includes other restricted but deemed liquid securities comprised of 144A, section 4(2) and 3c7 securities, worth $252,240 or 37.08% of the fund's total net assets.

FEDERAL TAX DATA
------------------------------------------------------
COST BASIS OF PORTFOLIO                      $686,034

AS OF DECEMBER 31, 2004:

RECLASSIFICATIONS:
Net realized capital gains                         $1

Reclassified as:
Capital received from
   investors                                      ($1)


                                                      See financial notes. 13

SCHWAB RETIREMENT ADVANTAGE MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31 2004. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                                $10,325

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                 2,732 a
Transfer agent and shareholder service fees                               1,582 b
Trustees' fees                                                               27 c
Custodian and portfolio accounting fees                                      85
Professional fees                                                            27
Registration fees                                                            46
Shareholder reports                                                           1
Other expenses                                                        +      15
                                                                      ---------
Total expenses                                                            4,515
Expense reduction                                                     -     968 d
                                                                      ---------
NET EXPENSES                                                              3,547

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  10,325
NET EXPENSES                                                          -   3,547
                                                                      ---------
NET INVESTMENT INCOME                                                     6,778
                                                                      ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $6,778

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Management, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.17% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through April 30, 2005, to 0.49% of average daily net assets. Prior to April 29, 2004, this limit was 0.50%. This limit excludes interest, taxes and certain non-routine expenses.


14 See financial notes.

SCHWAB RETIREMENT ADVANTAGE MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
-----------------------------------------------------------------------------
                                         1/1/04-12/31/04     1/1/03-12/31/03
Net investment income                             $6,778              $6,574
                                         ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS             6,778               6,574

DISTRIBUTIONS PAID
-----------------------------------------------------------------------------
Dividends from net investment income               6,778               6,574 a

TRANSACTIONS IN FUND SHARES b
-----------------------------------------------------------------------------
Shares sold                                      527,193             638,868
Shares reinvested                                  6,620               6,495
Shares redeemed                          +      (619,675)           (786,194)
                                         ------------------------------------
NET TRANSACTIONS IN FUND SHARES                  (85,862)           (140,831)

NET ASSETS
-----------------------------------------------------------------------------
Beginning of period                              766,030             906,861
Total decrease                           +       (85,862)           (140,831) c
                                         ------------------------------------
END OF PERIOD                                   $680,168            $766,030

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 12/31/04 are:

  CURRENT PERIOD
  Ordinary income                $6,778
  Long-term capital gains           $--

  PRIOR PERIOD
  Ordinary income                $6,574
  Long-term capital gains           $--

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

c Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


                                                         See financial notes. 15

SCHWAB RETIREMENT MONEY FUND(R)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                                           1/1/04-       1/1/03-    1/1/02-   1/1/01-   1/1/00-
                                          12/31/04      12/31/03   12/31/02  12/31/01  12/31/00
----------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period       1.00          1.00       1.00      1.00      1.00
                                          ----------------------------------------------------------
Income from investment operations:
   Net investment income                     0.01          0.01       0.01      0.04      0.06
                                          ----------------------------------------------------------
Less distributions:
   Dividends from net investment income     (0.01)        (0.01)     (0.01)    (0.04)    (0.06)
                                          ----------------------------------------------------------
Net asset value at end of period             1.00          1.00       1.00      1.00      1.00
                                          ----------------------------------------------------------
Total return (%)                             0.77          0.58       1.30      3.75      5.90

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------
Ratios to average net assets:
   Net operating expenses                    0.66          0.66       0.68      0.70      0.72 1
   Gross operating expenses                  0.66          0.66       0.68      0.70      0.72
   Net investment income                     0.76          0.58       1.28      3.61      5.77
Net assets, end of period ($ x 1,000,000)     492           578        566       515       399


1 The ratio of net operating expenses would have been 0.71% if certain non-routine expenses (proxy fees) had not been included.


16 See financial notes.

SCHWAB RETIREMENT MONEY FUND

PORTFOLIO HOLDINGS as of December 31, 2004

This section shows all the securities in the fund's portfolio and their value, as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on the fund's most recent Form N-Q is available by visiting Schwab's website at www.schwab.com/schwabfunds.

We use the symbols below to designate certain characteristics of the securities:

*  Asset-backed security

+  Credit-enhanced security

o  Restricted and/or illiquid security

For fixed-rate obligations, the rate shown is the effective yield at the time of purchase, except for U.S. government agency coupon notes and U.S. Treasury notes, for which the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. For variable-rate obligations with scheduled maturities greater than 397 days, the maturity shown is the later of the next interest rate change date or demand date. For variable-rate obligations with scheduled maturities less than 397 days, the maturity shown is the earlier of the next interest rate change date or demand date. For variable-rate obligations without demand features, the maturity shown is the next interest rate change date.

                                                         COST            VALUE
HOLDINGS BY CATEGORY                                  ($x1,000)        ($x1,000)
--------------------------------------------------------------------------------
 72.3%  FIXED-RATE
        OBLIGATIONS                                     355,937         355,937

  1.6%  U.S. GOVERNMENT
        SECURITIES                                        8,000           8,000

 19.3%  VARIABLE-RATE
        OBLIGATIONS                                      94,938          94,938

  8.7%  OTHER INVESTMENTS                                42,662          42,662
--------------------------------------------------------------------------------
101.9%  TOTAL INVESTMENTS                               501,537         501,537

(1.9)%  OTHER ASSETS AND
        LIABILITIES                                                      (9,192)
--------------------------------------------------------------------------------
100.0%  TOTAL NET ASSETS                                                492,345

      ISSUER                                        FACE AMOUNT         VALUE
      RATE, MATURITY DATE                           ($ x 1,000)      ($ x 1,000)
      FIXED-RATE OBLIGATIONS  72.3% of net assets

      COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
      51.6%
      --------------------------------------------------------------------------
      AB SPINTAB
      2.31%, 01/11/05                                     1,375            1,374
      2.33%, 02/25/05                                     1,000              996

      ALLIANCE & LEICESTER, PLC, SECTION 4(2) / 144A
      2.02%, 01/18/05                                     3,000            2,997

    + ANZ (DELAWARE), INC.
      2.26%, 02/14/05                                     1,000              997

    + ANZ NATIONAL (INT'L) LTD.
      2.31%, 01/14/05                                     5,000            4,996

   *+ AQUINAS FUNDING, L.L.C., SECTION 4(2) / 144A
      2.01%, 01/12/05                                     1,000              999
      2.18%, 04/14/05                                     1,000              994

   *+ ASAP FUNDING LTD., SECTION 4(2) / 144A
      2.04%, 01/07/05                                     3,000            2,999
      2.27%, 02/03/05                                     1,000              998

    * ATLANTIS ONE FUNDING CORP., SECTION 4(2) / 144A
      2.29%, 02/22/05                                     1,000              997
      2.49%, 03/04/05                                     1,300            1,294
      2.20%, 04/08/05                                     3,000            2,982

      BANK OF AMERICA CORP.
      2.01%, 01/13/05                                     2,000            1,999
      2.06%, 01/28/05                                     1,500            1,498
      2.28%, 02/25/05                                     4,000            3,986

      BANK OF IRELAND, SECTION 4(2) / 144A
      2.38%, 03/09/05                                     4,000            3,982

    + BARCLAYS U.S. FUNDING CORP.
      2.26%, 02/22/05                                     3,000            2,990

      BEAR STEARNS COMPANIES, INC.
      2.01%, 01/18/05                                     2,000            1,998
      2.02%, 01/19/05                                     4,000            3,996

   *+ BETA FINANCE, INC., SECTION 3C7 / 144A
      1.97%, 01/05/05                                     1,000            1,000
      2.07%, 01/28/05                                     1,000              998

    + CBA (DELAWARE) FINANCE, INC.
      2.36%, 02/22/05                                     4,000            3,986

    * CC (USA), INC., SECTION 3C7 / 144A
      2.29%, 02/22/05                                     2,000            1,993
      2.09%, 03/24/05                                     1,000              995
      2.17%, 04/13/05                                     1,000              994


                                                         See financial notes. 17

SCHWAB RETIREMENT MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
    *+ CHARIOT FUNDING, L.L.C., SECTION 4(2) / 144A
       2.41%, 01/20/05                                    4,000            3,995

       CITICORP
       2.37%, 01/31/05                                    2,000            1,996

       CITIGROUP GLOBAL MARKETS HOLDINGS, INC.
       2.31%, 01/14/05                                    3,000            2,998
       2.31%, 01/24/05                                    4,000            3,994

    *+ CONCORD MINUTEMEN CAPITAL CO., SECTION 3C7 / 144A
       2.00%, 01/10/05                                    4,000            3,998
       2.06%, 01/21/05                                    2,000            1,998
       2.29%, 02/18/05                                    1,000              997

    *+ CROWN POINT CAPITAL CO., L.L.C., SECTION 4(2) / 144A
       2.04%, 01/18/05                                    1,000              999
       2.48%, 04/20/05                                    2,000            1,985

     * DAKOTA CP NOTES OF CITIBANK CREDIT CARD ISSUANCE
       TRUST, SECTION 4(2) / 144A
       2.02%, 01/06/05                                    8,000            7,998
       2.32%, 01/13/05                                    2,000            1,998
       2.31%, 01/14/05                                    2,500            2,498

     + DEUTSCHE BANK FINANCIAL, L.L.C.
       2.06%, 03/03/05                                    3,000            2,990

       DNB NOR BANK ASA
       2.24%, 01/27/05                                    1,000              998
       2.25%, 02/14/05                                    1,500            1,496
       2.64%, 06/09/05                                    1,500            1,483

     * DORADA FINANCE, INC., SECTION 3C7 / 144A
       2.06%, 01/25/05                                    3,000            2,996

    *+ EIFFEL FUNDING, L.L.C., SECTION 4(2) / 144A
       2.02%, 01/18/05                                    1,000              999
       2.26%, 02/17/05                                    2,000            1,994

    *+ FALCON ASSET SECURITIZATION CORP., Section 4(2) / 144A
       2.28%, 01/12/05                                    5,000            4,997

       FORENINGSSPARBANKEN AB (SWEDBANK)
       2.34%, 02/23/05                                    3,000            2,990

     * GALAXY FUNDING, INC., SECTION 4(2) / 144A
       2.01%, 01/12/05                                    1,000              999
       2.04%, 01/21/05                                    3,000            2,997
       2.07%, 01/27/05                                    1,000              999

       GENERAL ELECTRIC CAPITAL CORP.
       2.00%, 01/07/05                                    4,000            3,999
       2.04%, 01/19/05                                    3,000            2,997
       2.03%, 01/21/05                                    5,000            4,994
       2.28%, 02/18/05                                    5,500            5,483

     * GIRO FUNDING U.S. CORP., SECTION 4(2) / 144A
       2.02%, 01/13/05                                    1,000              999
       2.08%, 01/14/05                                    1,000              999
       2.26%, 02/14/05                                    3,000            2,992

    *+ GRAMPIAN FUNDING, L.L.C., SECTION 4(2) / 144A
       1.97%, 01/03/05                                    2,000            2,000
       2.29%, 02/22/05                                    2,000            1,993
       2.35%, 03/02/05                                    1,000              996

    *+ GREYHAWK FUNDING, L.L.C., SECTION 4(2) / 144A
       2.26%, 02/16/05                                    5,000            4,986

       HSBC U.S.A., INC.
       2.29%, 05/06/05                                    2,000            1,984

     + ING (U.S.) FUNDING, L.L.C.
       2.05%, 01/24/05                                    1,000              999
       2.45%, 03/10/05                                    5,000            4,977

       IRISH LIFE & PERMANENT, PLC, SECTION 4(2) / 144A
       2.29%, 05/02/05                                    2,000            1,985

     + IXIS COMMERCIAL PAPER CORP., SECTION 4(2) / 144A
       2.06%, 03/03/05                                    2,000            1,993

    *+ JUPITER SECURITIZATION CORP., SECTION 4(2) / 144A
       2.26%, 01/11/05                                    5,000            4,997
       2.29%, 01/12/05                                    3,000            2,998

     * K2 (USA), L.L.C., SECTION 3C7 / 144A
       2.02%, 01/12/05                                    4,000            3,998
       2.02%, 01/14/05                                    1,000              999

     + KBC FINANCIAL PRODUCTS INTERNATIONAL, LTD.,
       SECTION 4(2) / 144A
       2.60%, 06/06/05                                    2,000            1,978

    *+ KITTY HAWK FUNDING CORP., SECTION 4(2) / 144A
       2.04%, 01/19/05                                    5,000            4,995

    *+ LEXINGTON PARKER CAPITAL CO., L.L.C.,
       SECTION 4(2) / 144A
       2.26%, 02/08/05                                    2,000            1,995
       1.95%, 03/01/05                                    3,000            2,991

     * MANE FUNDING CORP., SECTION 4(2) / 144A
       2.39%, 02/16/05                                    3,000            2,991

       MORGAN STANLEY
       2.35%, 01/27/05                                    3,000            2,995
       2.38%, 02/15/05                                    4,000            3,988

     * NEWCASTLE CERTIFICATES PROGRAM, SECTION 4(2) / 144A
       2.28%, 02/17/05                                    3,500            3,490
       2.34%, 02/22/05                                    1,000              997


18 See financial notes.

SCHWAB RETIREMENT MONEY FUND

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
    *+ NIEUW AMSTERDAM RECEIVABLES CORP.,
       SECTION 4(2) / 144A
       2.53%, 03/31/05                                    3,000            2,981

     + NORDEA NORTH AMERICA, INC.
       2.07%, 01/31/05                                    1,150            1,148

    *+ PREFERRED RECEIVABLES FUNDING CORP.,
       SECTION 4(2) / 144A
       2.32%, 01/12/05                                    4,000            3,997
       2.29%, 01/13/05                                    3,126            3,124

     + SANTANDER CENTRAL HISPANO FINANCE (DELAWARE), INC.
       2.12%, 04/05/05                                    3,000            2,984

    *+ SCALDIS CAPITAL LTD., SECTION 4(2) / 144A
       2.17%, 03/30/05                                    5,000            4,974

    *+ SIGMA FINANCE, INC., SECTION 3C7 / 144A
       2.12%, 03/22/05                                    3,000            2,986

       SKANDINAVISKA ENSKILDA BANKEN AB
       1.97%, 01/04/05                                    1,000            1,000

    *+ THUNDER BAY FUNDING, L.L.C., SECTION 4(2) / 144A
       2.04%, 01/20/05                                    1,000              999

    *+ TICONDEROGA FUNDING, L.L.C., SECTION 4(2) / 144A
       2.39%, 02/14/05                                    3,000            2,991
       2.42%, 02/25/05                                    6,000            5,978

    *+ TRIPLE-A ONE FUNDING CORP., SECTION 4(2) / 144A
       2.04%, 01/18/05                                    3,000            2,997

     + UBS FINANCE (DELAWARE) INC.
       2.39%, 02/22/05                                    2,100            2,093

     + WESTPAC CAPITAL CORP.
       2.40%, 03/07/05                                    5,000            4,978

     * WHITE PINE FINANCE, L.L.C., SECTION 3C7 / 144A
       2.02%, 02/07/05                                    3,000            2,994

    *+ WINDMILL FUNDING CORP., SECTION 4(2) / 144A
       2.02%, 01/05/05                                    1,000            1,000
       2.28%, 01/10/05                                    5,500            5,497

    *+ YORKTOWN CAPITAL, L.L.C., SECTION 4(2) / 144A
       2.25%, 01/05/05                                    3,000            2,999
                                                                     -----------
                                                                         253,938
       CERTIFICATES OF DEPOSIT 19.1%
       -------------------------------------------------------------------------
       AMERICAN EXPRESS CENTURION BANK
       2.25%, 01/04/05                                    4,000            4,000

       BANCO BILBAO VIZCAYA ARGENTARIA S.A.
       2.37%, 03/10/05                                    1,000            1,000

       BAYERISCHE LANDESBANK GIROZENTRALE
       1.71%, 05/23/05                                    1,000            1,000

       BNP PARIBAS
       2.43%, 03/08/05                                    3,000            3,000
       2.44%, 03/11/05                                    6,000            6,000
       1.50%, 05/06/05                                    2,000            2,000

       CALYON
       2.35%, 03/04/05                                    6,000            6,000

       CITIBANK, N.A.
       2.40%, 03/07/05                                    5,000            5,000

       CREDIT SUISSE FIRST BOSTON
       2.21%, 01/25/05                                    5,000            5,000

       DANSKE BANK A/S
       1.95%, 01/05/05                                    2,000            2,000
       2.00%, 01/18/05                                    1,000            1,000

       DEUTSCHE BANK, AG
       1.60%, 05/20/05                                    2,000            2,000

       DEXIA BANK BELGIUM
       2.03%, 01/21/05                                    4,000            4,000
       1.50%, 05/04/05                                    1,000            1,000

     + HBOS TREASURY SERVICES, PLC
       2.73%, 06/29/05                                    2,000            2,000

       HSH NORDBANK, AG
       2.12%, 06/15/05                                    2,000            2,000

       LANDESBANK HESSEN-THURINGEN GIROZENTRALE
       2.37%, 03/07/05                                    5,000            5,000

       LLOYDS TSB BANK, PLC
       2.02%, 03/04/05                                    2,000            2,000

       NORDDEUTSCHE LANDESBANK GIROZENTRALE
       1.51%, 05/13/05                                    1,000            1,000
       1.60%, 05/20/05                                    2,000            2,000

       NORDEA BANK FINLAND, PLC
       2.33%, 02/28/05                                    2,000            2,000

       ROYAL BANK OF SCOTLAND, PLC
       1.75%, 05/27/05                                    2,000            2,000
       2.17%, 07/01/05                                    2,000            1,999

       SKANDINAVISKA ENSKILDA BANKEN AB
       2.06%, 01/25/05                                    2,000            2,000

       TORONTO DOMINION BANK
       2.30%, 05/12/05                                    2,000            2,000

       U.S. BANK, N.A.
       2.36%, 03/11/05                                    2,000            2,000


See financial notes. 19

SCHWAB RETIREMENT MONEY FUND

PORTFOLIO HOLDINGS continued

       ISSUER                                       FACE AMOUNT         VALUE
       RATE, MATURITY DATE                          ($ x 1,000)      ($ x 1,000)
       UNICREDITO ITALIANO SPA
       2.02%, 01/19/05                                    2,000            2,000
       2.40%, 02/28/05                                    3,000            3,000
       2.37%, 03/08/05                                    4,000            4,000

       WASHINGTON MUTUAL BANK, FA
       2.01%, 01/19/05                                    4,000            4,000

       WELLS FARGO BANK, N.A.
       2.05%, 01/31/05                                    4,000            4,000
       2.36%, 01/31/05                                    3,000            3,000

       WILMINGTON TRUST CO.
       2.26%, 02/08/05                                    5,000            5,000
                                                                     -----------
                                                                          93,999
       PROMISSORY NOTES 0.8%
       -------------------------------------------------------------------------
     o The Goldman Sachs Group, Inc.
       1.94%, 02/18/05                                    4,000            4,000

       BANK NOTES 0.8%
       -------------------------------------------------------------------------
       STANDARD FEDERAL BANK, N.A.
       2.38%, 02/11/05                                    4,000            4,000

       U.S. GOVERNMENT SECURITIES 1.6% of net assets

       COUPON NOTES 1.6%
       -------------------------------------------------------------------------
       FANNIE MAE
       1.43%, 02/09/05                                    2,000            2,000
       1.35%, 04/28/05                                    2,000            2,000
       1.50%, 05/09/05                                    2,000            2,000
       1.61%, 05/13/05                                    2,000            2,000
                                                                     -----------
                                                                           8,000

       VARIABLE-RATE OBLIGATIONS 19.3% of net assets

       BARCLAYS BANK, PLC
       2.32%, 01/18/05                                    5,000            4,999
       2.35%, 01/31/05                                    6,000            5,998

       BAYERISCHE LANDESBANK GIROZENTRALE
       2.37%, 01/31/05                                    6,000            6,000

       BNP PARIBAS
       2.33%, 01/24/05                                    5,000            4,999

     + CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
       Solid Waste Disposable RB (Burr Properties Project)
       Series 1998B
       2.67%, 01/07/05                                    1,760            1,760

     + COLUMBUS, GEORGIA DEVELOPMENT AUTHORITY
       Taxable RB (Jay Leasing, Inc. Project) Series 1997
       2.47%, 01/07/05                                    1,840            1,840

     * DORADA FINANCE, INC., SECTION 3C7 / 144A
       2.38%, 01/18/05                                    3,000            3,000

     + EAGLE COUNTY, COLORADO TAXABLE HOUSING FACILITIES
       RB (BC Housing, L.L.C. Project) Series 1997B
       2.42%, 01/07/05                                    1,500            1,500

       FANNIE MAE
       1.88%, 01/03/05                                    2,000            1,999
       2.30%, 01/31/05                                   10,000            9,997

       FEDERAL HOME LOAN BANK
       2.23%, 01/05/05                                    3,000            2,999

       HSH NORDBANK, AG
       2.30%, 01/10/05                                    2,000            2,000

     + LP PINEWOODS SPV
       2.42%, 01/07/05                                   15,000           15,000

       MERRILL LYNCH & CO, INC., SECTION 4(2) / 144A
       2.23%, 01/03/05                                    5,000            5,000

       ROYAL BANK OF CANADA
       2.25%, 01/04/05                                    2,000            2,000

       ROYAL BANK OF SCOTLAND, PLC
       2.33%, 01/14/05                                    5,000            4,999

    *+ SIGMA FINANCE, INC., SECTION 3C7 / 144A
       2.35%, 01/18/05                                    3,000            3,000
       2.36%, 01/20/05                                    5,000            4,999
       2.37%, 01/25/05                                    2,000            2,000

     + TRAP ROCK INDUSTRIES, INC.
       RB Series 1997
       2.44%, 01/07/05                                    1,040            1,040

       UBS, AG
       2.43%, 01/18/05                                    5,000            4,999

     + VILLAGE OF STURTEVANT, WISCONSIN
       IDRB (Andis Co. Project) Series 1996B
       2.55%, 01/07/05                                      810              810

       WESTLB, AG
       2.36%, 01/20/05                                    4,000            4,000
                                                                     -----------
                                                                          94,938


20 See financial notes.

SCHWAB RETIREMENT MONEY FUND

                                                      MATURITY AMOUNT       VALUE
       SECURITY                                         ($ x 1,000)      ($ x 1,000)
       OTHER INVESTMENTS 8.7% of net assets

       REPURCHASE AGREEMENTS 8.7%
       -----------------------------------------------------------------------------
       CREDIT SUISSE FIRST BOSTON LLC.
       Tri-Party Repurchase Agreement
       Collateralized by U.S. Government
       Securities with a value of $43,516
       2.30% issued on 12/31/04
       due 01/03/05                                            42,671         42,662

       END OF INVESTMENTS.

       ISSUER                                                               COST/
       RATE, ACQUISITION DATE,                            FACE AMOUNT       VALUE
       MATURITY DATE                                      ($ x 1,000)    ($ x 1,000)

       AT 12/31/04, PORTFOLIO HOLDINGS INCLUDED
       RESTRICTED AND/OR ILLIQUID SECURITIES AS FOLLOWS:

       THE GOLDMAN SACHS GROUP, INC.
       1.94%, 08/18/04, 02/18/05                                4,000          4,000


                                                         See financial notes. 21

SCHWAB RETIREMENT MONEY FUND

Statement of
ASSETS AND LIABILITIES
As of December 31, 2004. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at value                                                  $501,537 a
Receivables:
   Fund shares sold                                                         352
   Interest                                                                 559
Prepaid expenses                                                    +        60
                                                                    -----------
TOTAL ASSETS                                                            502,508

LIABILITIES
-------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                  10,096
   Dividends to shareholders                                                 13
   Investment adviser and administrator fees                                 10
   Transfer agent and shareholder service fees                                7
   Trustees' fees                                                             3
Accrued expenses                                                    +        34
                                                                    -----------
TOTAL LIABILITIES                                                        10,163

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            502,508
TOTAL LIABILITIES                                                   -    10,163
                                                                    -----------
NET ASSETS                                                             $492,345

NET ASSETS BY SOURCE
Capital received from investors                                         492,345

NET ASSET VALUE (NAV)
                   SHARES
NET ASSETS    /    OUTSTANDING    =    NAV
$492,345           492,403             $1.00

  Unless stated, all numbers x 1,000.

a The amortized cost of the fund's securities was $501,537. Includes restricted and/or illiquid securities worth $4,000, or 0.81% of the fund's total net assets. Also, includes other restricted but deemed liquid securities comprised of 144A, section 4(2) and 3c7 securities, worth $179,557 or 36.47% of the fund's total net assets.

FEDERAL TAX DATA
-----------------------------------------------------
COST BASIS OF PORTFOLIO                     $501,537

AS OF DECEMBER 31, 2004:

RECLASSIFICATIONS:
Net realized capital gains                        $1

Reclassified as:
Capital received from
  investors                                      ($1)


22 See financial notes.

SCHWAB RETIREMENT MONEY FUND

Statement of
OPERATIONS
For January 1, 2004 through December 31, 2004. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                                 $7,786

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                 2,084 a
Transfer agent and shareholder service fees                               1,371 b
Trustees' fees                                                               25 c
Custodian and portfolio accounting fees                                      70
Professional fees                                                            26
Registration fees                                                            31
Shareholder reports                                                          13
Other expenses                                                         +     11
                                                                       --------
TOTAL EXPENSES                                                            3,631

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   7,786
TOTAL EXPENSES                                                         -  3,631
                                                                       --------
NET INVESTMENT INCOME                                                     4,155
                                                                       --------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $4,155

  Unless stated, all numbers x 1,000.

a Calculated on a graduated basis as a percentage of average daily net assets:
  0.38% of the first $1 billion, 0.35% over $1 billion, 0.32% over $10 billion, 0.30% over $20 billion and 0.27% over $40 billion. These fees are paid to Charles Schwab Investment Mangement, Inc. (CSIM).

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets. These fees are paid to Charles Schwab & Co., Inc. (Schwab).

c For the fund's independent trustees only.


                                                         See financial notes. 23

SCHWAB RETIREMENT MONEY FUND

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                            1/1/04-12/31/04     1/1/03-12/31/03
Net investment income                                $4,155              $3,439
                                            ------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                4,155               3,439

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  4,155               3,439 a

TRANSACTIONS IN FUND SHARES b
--------------------------------------------------------------------------------
Shares sold                                         321,230             449,661
Shares reinvested                                     4,104               3,396
Shares redeemed                             +      (410,657)           (441,321)
                                            ------------------------------------
NET TRANSACTIONS IN FUND SHARES                     (85,323)             11,736

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 577,668             565,932
Total increase or decrease                  +       (85,323)             11,736 c
                                            ------------------------------------
END OF PERIOD                                      $492,345            $577,668

  Unless stated, all numbers x 1,000.

a The tax-basis components of distributions for the period ended 12/31/04 are:

  CURRENT PERIOD
  Ordinary income                 $4,155
  Long-term capital gains            $--

  PRIOR PERIOD
  Ordinary income                 $3,439
  Long-term capital gains            $--

b Because all transactions in this section took place at $1.00 per share, figures for share quantities are the same as for dollars.

c Represents the changes in net assets from operations plus the changes in value of transactions in fund shares, minus distributions paid.


24 See financial notes.

SCHWAB RETIREMENT ADVANTAGE MONEY FUND AND SCHWAB RETIREMENT MONEY FUND

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF THE CHARLES SCHWAB FAMILY OF FUNDS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. For these funds, shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the sections earlier in this report. However, there are certain other fund operations and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created. Any repurchase agreements with due dates later than seven days from issue dates may be subject to seven day put features for liquidity purposes.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS PAY FEES TO AFFILIATES OF THE INVESTMENT ADVISER FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in The Charles Schwab Family of Funds. The funds discussed in this report are highlighted.

THE CHARLES SCHWAB FAMILY OF FUNDS
organized October 20, 1989
  Schwab Money Market Fund
  Schwab Government Money Fund
  Schwab U.S. Treasury Money Fund
  Schwab Value Advantage Money Fund
  Schwab Municipal Money Fund
  Schwab California Municipal Money Fund
  Schwab New York Municipal Money Fund
  Schwab New Jersey Municipal Money Fund
  Schwab Pennsylvania Municipal Money Fund
  Schwab Florida Municipal Money Fund
  Schwab Massachusetts Municipal Money Fund
  SCHWAB RETIREMENT ADVANTAGE MONEY FUND
  SCHWAB RETIREMENT MONEY FUND
  Schwab Government Cash Reserves
  Schwab Advisor Cash Reserves
  Schwab Cash Reserves

SCHWAB RETIREMENT ADVANTAGE MONEY FUND AND SCHWAB RETIREMENT MONEY FUND

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other Schwab Funds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY BORROW MONEY FROM BANKS AND CUSTODIANS. The funds may obtain temporary bank loans through the trust to which the funds belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The Schwab Funds have custodian overdraft facilities and line of credit arrangements of $150 million and $100 million with PNC Bank, N.A. and Bank of America, N.A., respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. There was no borrowing for any funds during the period.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

UNDER THE FUNDS' ORGANIZATIONAL DOCUMENTS, ITS OFFICERS AND TRUSTEES ARE INDEMNIFIED AGAINST CERTAIN LIABILITY ARISING OUT OF THE PERFORMANCE OF THEIR DUTIES TO THE FUNDS. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THEIR SECURITIES AT AMORTIZED COST, which approximates market value.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

SCHWAB RETIREMENT ADVANTAGE MONEY FUND AND SCHWAB RETIREMENT MONEY FUND

INTEREST INCOME is recorded as it accrues. If a fund buys a debt instrument at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund or a class are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also may keep certain assets in segregated accounts, as required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Retirement Advantage Money Fund and
Schwab Retirement Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Retirement Advantage Money Fund and Schwab Retirement Money Fund (two of the funds constituting The Charles Schwab Family of Funds, hereafter referred to as the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, California
February 14, 2005

FUND TRUSTEES

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the Schwab Funds(R), including the funds covered in this report. Trustees remain in office until they resign, retire or are removed by shareholder vote. 1

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the Schwab Funds (of which there were 53 as of 12/31/04) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                            TRUST POSITION(S);
NAME AND BIRTHDATE          TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 2         Chairman, Trustee:         Chair, CEO, Director, The Charles Schwab Corp., Charles Schwab &
7/29/37                     Family of Funds, 1989;     Co., Inc.; Chair, Director, Charles Schwab Investment Management,
                            Investments, 1991;         Inc.; Chair, Charles Schwab Holdings (UK); CEO, Director, Charles
                            Capital Trust, 1993;       Schwab Holdings, Inc.; Chair, CEO Schwab (SIS) Holdings, Inc. I,
                            Annuity Portfolios, 1994.  Schwab International Holdings, Inc.; Director, Charles Schwab Bank,
                                                       N.A., U.S. Trust, United States Trust Co. of New York, Siebel Systems
                                                       (software), Xsign, Inc. (electronic payment systems), TrustMark, Inc.,
                                                       All Kinds of Minds (education); Trustee, Stanford University. Until
                                                       5/04: Director, The Gap, Inc. (clothing retailer). Until 5/03: Co-CEO,
                                                       The Charles Schwab Corp. Until 3/02: Director, Audiobase, Inc.
                                                       (Internet audio solutions). Until 5/02: Director, Vodaphone AirTouch
                                                       PLC (telecommunications). Until 7/01: Director, The Charles Schwab
                                                       Trust Co.

1 The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 In addition to his position with the investment adviser and the distributor, Mr. Schwab also owns stock of The Charles Schwab Corporation.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE          TRUST OFFICE(S) HELD       MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
EVELYN DILSAVER             President, CEO             EVP, President, Director, Charles Schwab Investment Management,
5/4/55                      (all trusts).              Inc; Until 7/04: SVP for Development and Distribution, Asset
                                                       Management Products and Services Enterprise; Until 6/03: EVP,
                                                       CFO, Chief Administrative Officer, U.S. Trust.

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD             SVP, Chief Investment      SVP, Chief Investment Officer, Director, Charles Schwab Investment
4/5/55                      Officer (all trusts).      Management, Inc.; Chief Investment Officer, The Charles Schwab
                                                       Trust Co.

------------------------------------------------------------------------------------------------------------------------------------
KIMON DAIFOTIS              SVP, Chief Investment      Since 9/04: Chief Investment Officer, Fixed Income, Charles
7/10/59                     Officer (all trusts).      Schwab Investment Management, Inc.; Since 6/04: SVP, Charles Schwab
                                                       Investment Management, Inc.; Until 6/04: VP, Charles Schwab
                                                       Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
JEFFREY MORTIMER            SVP, Chief Investment      Since 5/04: SVP, Chief Investment Officer, Equities, Charles Schwab
9/29/63                     Officer (all trusts).      Investment Management, Inc.; Since 6/04: VP, Chief Investment
                                                       Officer, Laudus Trust; Until 5/04: VP, Charles Schwab Investment
                                                       Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
RANDALL FILLMORE            Chief Compliance           Since 9/04: SVP, Institutional Compliance and Chief Compliance
11/11/60                    Officer (all trusts).      Officer, Charles Schwab Investment Management, Inc.; Until 9/04:
                                                       VP, Charles Schwab & Co., Charles Schwab Investment Management,
                                                       Inc.; Until 2002: VP of Internal Audit, Charles Schwab & Co.;
                                                       Prior to 2000: PricewaterhouseCoopers.

------------------------------------------------------------------------------------------------------------------------------------
KOJI E. FELTON              Secretary (all trusts).    SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                                                Investment Management, Inc. Until 6/98: Branch Chief in Enforcement,
                                                       U.S. Securities and Exchange Commission, San Francisco.

------------------------------------------------------------------------------------------------------------------------------------
GEORGE PEREIRA              Treasurer, Principal       Since 11/04: SVP, CFO, Charles Schwab Investment Management,
6/9/64                      Financial Officer          Inc.; Until 11/04: SVP, Financial Reporting, Charles Schwab & Co., Inc.;
                            (all trusts).              Until 12/99: Chief Financial Officer, Commerzbank Capital Markets;
                                                       Until 9/99: Managing Director at the New York Stock Exchange.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE          TRUSTEE SINCE              MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER          2000 (all trusts).         Since 2/05: Director, Pacific Life Insurance Company; Chair, JDN
8/13/60                                                Corp. Advisory LLC; Trustee, Stanford University, America First
                                                       Cos., Omaha, NE (venture capital/fund management), Redwood
                                                       Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics, SRI
                                                       International (research), PMI Group, Inc. (mortgage insurance),
                                                       Lucile Packard Children's Hospital, Laudus Trust, Laudus Variable
                                                       Insurance Trust. 2001: Special Advisor to the President, Stanford
                                                       University. Until 2001: VP, Business Affairs, CFO, Stanford University.
------------------------------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD           Family of Funds, 1989;     CEO, Dorward & Associates (corporate management, marketing
9/23/31                     Investments, 1991;         and communications consulting). Until 1999: EVP, Managing Director,
                            Capital Trust, 1993;       Grey Advertising. Until 1996: President, CEO, Allen & Dorward
                            Annuity Portfolios,1994.   Advertising.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER           2000 (all trusts).         Director, Aphton Corp. (bio-pharmaceuticals); Non-Executive Chair,
11/22/41                                               Trustee, Solectron Corp. (manufacturing), Mission West Properties
                                                       (commercial real estate), Stratex Networks (network equipment), Laudus
                                                       Trust, Laudus Variable Insurance Trust; Public Governor, Member,
                                                       executive committee, Pacific Stock & Options Exchange. Until 2/04:
                                                       Co-CEO, Aphton Corp. (bio-pharmaceuticals). Until 1998: Dean,
                                                       Haas School of Business, University of California, Berkeley.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES            Family of Funds, 1989;     Chair, CEO, Director, Semloh Financial, Inc. (international financial
5/15/31                     Investments, 1991;         services and investment advisory firm).
                            Capital Trust, 1993;
                            Annuity Portfolios,1994.
------------------------------------------------------------------------------------------------------------------------------------
GERALD B. SMITH             2000 (all trusts).         Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                                Trustee, Cooper Industries (electrical products, tools and hardware);
                                                       Member, audit committee, Northern Border Partners, L.P. (energy).
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS          Family of Funds, 1989;     Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                     Investments, 1991;         Chair, CEO, North American Trust (real estate investment trust).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY           Family of Funds, 1989;     Chair, CEO, Wilsey Bennett, Inc. (real estate investment and
8/18/43                     Investments, 1991;         management, and other investments).
                            Capital Trust, 1993;
                            Annuity Portfolios, 1994.

GLOSSARY

AGENCY DISCOUNT NOTES Notes issued by federal agencies--known as Government Sponsored Enterprises, or GSEs--at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET-BACKED SECURITIES Bonds or other debt securities that represent ownership in a pool of debt obligations such as credit card debt.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond's market value prior to call or maturity. There is no guarantee that a bond's yield to call or maturity will provide a positive return over the rate of inflation.

BOND FUND A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund's net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

BOND ANTICIPATION NOTES Obligations sold by a municipality on an interim basis in anticipation of the municipality's issuance of a longer-term bond in the future.

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COMMERCIAL PAPER Promissory notes issued by banks, corporations, state and local governments and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

CREDIT-ENHANCED SECURITIES Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security's value, are designed to help lower the risk of default on a security and may also make the security more liquid.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. Federal regulations strictly limit the credit quality of the securities a money market fund can buy.

CREDIT RATINGS Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor's, Fitch, Inc. and Moody's Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor's and Fitch, and Aaa, Aa, A and Baa for Moody's.

CREDIT RISK The risk that a debt issuer may be unable to pay interest or principal to its debtholders.

PORTFOLIO TERMS

To help reduce the space occupied by the portfolio holdings, we use the following terms. Most of them appear within descriptions of individual securities in municipal funds, and describe features of the issuer or the security. Some of these are more fully defined elsewhere in the Glossary.

ACES  Adjustable convertible extendable security
BAN   Bond anticipation note
COP   Certificate of participation
GAN   Grant anticipation note
GO    General obligation
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
IDRB  Industrial Development Revenue Bond
M/F   Multi-family
RAN   Revenue anticipation note
RB    Revenue bond
S/F   Single-family
TAN   Tax anticipation note
TECP  Tax-exempt commercial paper
TRAN  Tax and revenue anticipation note
VRD   Variable-rate demand

DOLLAR-WEIGHTED AVERAGE MATURITY (DWAM) See weighted average maturity.

EFFECTIVE YIELD A measurement of a fund's yield that assumes that all dividends were reinvested in additional shares of the fund.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

FACE VALUE The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

ILLIQUID SECURITIES Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

INTEREST Payments to holders of debt securities as compensation for loaning a security's principal to the issuer.

LIQUIDITY-ENHANCED SECURITY A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

MATURITY The date a debt security is scheduled to be "retired" and its principal amount returned to the bondholder.

MONEY MARKET SECURITIES High-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (such as banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

MUNI, MUNICIPAL BONDS, MUNICIPAL SECURITIES Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE PER SHARE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

RESTRICTED SECURITIES Securities that are subject to contractual restrictions on resale and may be sold only to "qualified institutional buyers" under Securities Act Rule 144A. These securities are often purchased in private placement transactions.

REVENUE ANTICIPATION NOTES Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

SECTION 3C7 SECURITIES Section 3c7 of the Investment Company Act of 1940 (the "1940 Act") exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by "qualified purchasers" and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

SECTION 4(2)/144A SECURITIES Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

TAX ANTICIPATION NOTES Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

TIER 1, TIER 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security's tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

Schwab Funds(R) offers you a complete family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you're an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the fund's prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM) 2
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Use our automated touch- tone phone service at 1-800-272-4922.

MAIL
Write to Schwab Funds at:
P.O. Box 3812
Englewood, CO
80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab's web site at www.schwab.com/schwabfunds, the SEC's web site at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab's web site at www.schwab.com/schwabfunds or the SEC's website at http://www.sec.gov.

1 Shares of Sweep Investments(TM) may not be purchased directly over the Internet.

2 Orders placed in person or through a telephone representative may be subject to a service fee payable to Schwab.

THE SCHWAB FUNDS FAMILY(R)

STOCK FUNDS
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Dividend Equity Fund(TM)
Schwab Small-Cap Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab Technology Fund
Schwab(R) Institutional Select(R) Funds
  Schwab(R) Institutional Select(R) S&P 500 Fund
  Schwab(R) Institutional Select(R) Large-Cap Value Index Fund
  Schwab(R) Institutional Select(R) Small-Cap Value Index Fund

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
  Schwab MarketTrack All Equity Portfolio(TM)
  Schwab MarketTrack Growth Portfolio(TM)
  Schwab MarketTrack Balanced Portfolio(TM)
  Schwab MarketTrack Conservative Portfolio(TM)

BOND FUNDS
Schwab YieldPlus Fund(R)
Schwab California Tax-Free YieldPlus Fund(TM)
Schwab Tax-Free YieldPlus Fund(TM)
Schwab Short-Term Bond Market Fund(TM)
Schwab Total Bond Market Fund(TM)
Schwab GNMA Fund(TM)
Schwab Short/Intermediate Tax-Free Bond Fund(TM)
Schwab Long-Term Tax-Free Bond Fund(TM)
Schwab California Short/Intermediate
  Tax-Free Bond Fund(TM)
Schwab California Long-Term Tax-Free Bond Fund(TM)

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 3 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to "sweep" cash balances automatically, subject to availability, when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

3 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
Charles Schwab & Co., Inc. (Schwab)

FUNDS
Schwab Funds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
(C) 2005 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC

Printed on recycled paper.

REG13860-08

ITEM 2: CODE OF ETHICS.

(a) Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c) During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

         Registrant's Board of Trustees has determined that William Hasler, Mariann Byerwalter and Donald Stephens, currently serving on its audit committee, are "audit committee financial experts," as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant's audit committee is "independent" under the standards set forth in Item 3 of Form N-CSR.

         The designation of each of Messrs. Hasler and Stephens and Ms. Byerwalter as an "audit committee financial expert" pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant's audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant's audit committee or Board of Trustees.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      Audit Fees

      2004: $312,711    2003: $274,663

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant's financial statements and are not reported under paragraph (a) above.

      Audit-Related Fees

      For services rendered to Registrant:

      2004: $26,189           2003: $22,646

      Nature of these services:  tax provision review.

      In each of the last two fiscal years there were no "Audit-Related Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

      Tax Fees

      For services rendered to Registrant:

      2004: $39,246           2003: $33,989

      Nature of these services:  preparation and review of tax returns.

      In each of the last two fiscal years there were no "Tax Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

      All Other Fees

      For services rendered to Registrant:

      2004: $7,143            2003: $7,065

      Nature of these services: review of the methodology of allocation of
                                Charles Schwab & Co., Inc. ("Schwab") expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

      In each of the last two fiscal years there were no "All Other Fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(E)(1) Registrant's audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(F)  Not applicable.

(G) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant's principal accountant for services rendered to Registrant, to Registrant's investment adviser, and to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant.

    2004: $216,250      2003: $376,907

Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant's principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant's investment adviser that DOES NOT provide services to Registrant.

    2004: $4,233,837    2003: $4,713,783

(H) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11: CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Evelyn Dilsaver and Registrant's Principal Financial Officer, George Pereira, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 12: EXHIBITS.

(a)(1) Registrant's code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

   (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

   (3)   Not applicable.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Charles Schwab Family of Funds

By: /s/ Evelyn Dilsaver
    -------------------------
      Evelyn Dilsaver
      Chief Executive Officer

Date: February 14, 2005
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Evelyn Dilsaver
    -------------------------
      Evelyn Dilsaver
      Chief Executive Officer

Date: February 14, 2005
      -----------------

By: /s/ George Pereira
    -------------------------
      George Pereira
      Principal Financial Officer

Date: February 14, 2005
      -----------------